UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07923

City National Rochdale Funds

(Exact name of registrant as specified in charter)

400 North Roxbury Drive

Beverly Hills, CA 90210

(Address of principal executive offices) (Zip code)

Michael Lukaj

400 North Roxbury Drive

Beverly Hills, CA 90210

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-888-889-0799

Date of fiscal year end: September 30, 2018

Date of reporting period: September 30, 2018

Item 1.	Reports to Stockholders.

The registrant’s schedules as of the close of the reporting period, as set forth in §§ 210.12-12 through 210.12-14 of Regulation S-X [17 CFR §§ 210-12.12-12.14], are attached hereto.

CITY NATIONAL ROCHDALE FUNDS

2018 ANNUAL REPORT

SEPTEMBER 30, 2018

This report and the financial statements contained herein are provided for the general information of the shareholders of City National Rochdale Funds. This report is not authorized for distribution to prospective investors in City National Rochdale Funds unless preceded or accompanied by an effective prospectus. Please remember that past performance is no guarantee of future results.

Shares of City National Rochdale Funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency and involve investment risks, including the possible loss of the principal amount invested.

TABLE OF CONTENTS

City National Rochdale Funds Annual Report

2	Letter to Our Shareholders
4	Fixed Income Funds Investment Adviser’s Report
7	Fixed Income Funds Overview
14	Equity Funds Investment Adviser’s Report
15	Equity Funds Overview
17	Schedule of Investments/Consolidated Schedule of Investments
126	Statements of Assets and Liabilities/Consolidated Statement of Assets and Liabilities
129	Statements of Operations/Consolidated Statement of Operations
132	Statements of Changes in Net Assets/Consolidated Statements of Changes in Net Assets
136	Consolidated Statement of Cash Flows
138	Financial Highlights/Consolidated Financial Highlights
141	Notes to Financial Statements/Consolidated Notes to Financial Statements
155	Report of Independent Registered Public Accounting Firm
156	Trustees and Officers
159	Notice to Shareholders
160	Disclosure of Fund Expenses
163	Board Approval of Advisory and Sub-Advisory Agreements

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. The Funds’ Form N-Q filings are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The most current Form N-Q filing is also available on the Funds’ website at www.citynationalrochdalefunds.com and without charge, upon request, by calling 1-888-889-0799.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to the Funds’ portfolio securities, and information on how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ending June 30 is available (1) without charge, upon request, by calling 1-888-889-0799, (2) on the Funds’ website at www.citynationalrochdalefunds.com, and (3) on the Commission’s website at www.sec.gov.

CITY NATIONAL ROCHDALE FUNDS | PAGE 1

letter to our shareholders (Unaudited)
September 30, 2018

Dear Shareholders,

This annual report covers the one-year period ended September 30, 2018. The last several weeks have brought a distinct change in market behavior and character – this shouldn’t be much of a surprise as interest rates have moved higher, financial conditions have tightened, worries about peak growth have increased, trade concerns have grown, global growth has slowed, and Fed uncertainty has risen. As the end of the year approaches, there will likely be more volatility, but at least overly optimistic investor sentiment has eased and U.S. economic growth remains solid, all of which could trigger at least a relief rally off the recent lows.

The current economic expansion continues to impress. Now over nine years and three months old, it is within striking distance of the record post-World War II expansion of 10 years that occurred in the 1990s. The unemployment rate has fallen from 10.0% to 3.7%, the largest such decrease of all prior expansions. The inflation rate has averaged just 1.6%, one of the lowest of all expansions. This is important. With low price pressures, the Fed can move gradually in returning interest rates to normal levels. This measured pace reduces the risk of a policy mistake – tightening monetary policy too quickly – that has precipitated many past recessions. Employers have been hiring at a consistent rate for a record 103 months, adding 19.7 million people to payrolls and well outpacing the 8.7 million jobs lost during the recession. This has generated greater household income, which has driven consumer spending, the primary propellant of economic growth. Fed projections call for economic growth of 3.1% in 2018, the fastest calendar year growth rate since 2005. However, following this year, the Fed expects growth to slow down as the euphoria of the recent federal stimulus wears off and rising interest rates start to bite into consumer spending. By 2021, GDP growth is expected to fall to 1.8%. By maintaining an unwavering focus on capital preservation and portfolio defense, CNR’s investment team seeks to pursue market and idiosyncratic opportunities only when risk-adjusted return targets meet or exceed our rigorous underwriting standards.

U.S. stocks fended off various challenges in 2018, bolstered by the strength of the domestic economy. International stocks, especially in emerging markets, struggled in the third quarter because of tariff tiffs, currency moves, and political and economic disruptions. Back in the U.S., however, the story was different. The S&P 500 closed at an all-time high on September 20th and spent much of the third quarter in record-high territory (where the index posted a solid +7.4% total return for the quarter). For many investors, the strength of the U.S. economy offered reasons for optimism. Despite the international backdrop, the U.S. economy continued the run it started almost 10 years ago, after the global financial crisis. In terms of Fixed Income markets, despite anxiety over an ever-lengthening credit cycle, contentious trade negotiations, and tightening monetary policy, U.S. credit markets remained resilient over the summer. The most rate-sensitive sectors suffered modest losses as yields pushed higher, while investment-grade credit provided a countering lift in Q3 (after two quarters of losses). The Federal Reserve raised rates one fourth of a percentage point to 2.25% in September, the third rate hike this year, and that’s not the last anticipated move upward given positive economic indicators including low unemployment and increased wage growth. The yield curve remained flat over the period, as the spread between a five-year and 30-year U.S. Treasury waffled between a historically narrow range of 20-30bps. Yields also climbed modestly during the quarter; the 10-year U.S. Treasury yield surpassed 3.0% in late September, a peak it had not crossed since May 2018.

As the credit cycle continues to lengthen, investment-grade U.S. corporate credit was under pressure in the first half of 2018, but given improving U.S. economic data and a combination of lighter issuance with strong demand in July and August, the index delivered positive gains for the third quarter as credit spreads narrowed. With that said, analysts have questioned the underlying fundamentals of the richly priced sector. Corporate leverage ratios sit above historical norms, while increased company cash flows from the recently passed tax reform and overseas earning repatriation have been used for share repurchases rather than strengthening balance sheets (which would bolster credit fundamentals). Interest rates continue to rise, and diminished liquidity coupled with uncertainties surrounding the effects of in-negotiation trade policies have generated more questions than confidence. We are aware that we are late in the cycle, when rates tend to peak. Therefore, CNR continues to be defensive but ready to extend when we think the Fed overshoots. In the meantime, opportunities remain in senior secured loans, CLOs and short-duration EM, but we continue to carefully manage risk as the landscape changes.

The Fed seems to be very pleased with the pace of economic growth, the relatively stable inflation level (which remains around their target level of 2.0%), and their planned future interest rate increases. They expect to hike rates five more times – once in December, three times in 2019, and once in 2020. This tightening of monetary policy has been a relatively calm transformation so far.

CITY NATIONAL ROCHDALE FUNDS | PAGE 2

But it will start to get trickier for the Fed as time goes on. When the Fed began raising interest rates back in December 2015, the median federal funds rate was just 0.125%. Each 25-basis-point hike the Fed made in those early days had little impact on the economy and consumers. Now, the federal funds rate is getting close to the “neutral rate”. This is the level of interest that is neither simulative nor restrictive. Now that we are getting close to that level, the risk of a policy mistake is increasing. We will start to see the different personalities of the FOMC (hawks or doves) arguing their points about future changes. This may cause more uncertainty and thus, some volatility in the market as they try to forecast what the Fed will do.

Moderate U.S. economic growth and fundamentals continues to support equities:

●	Full but fair valuations and rising corporate profit growth support equity outlook

●	Equity investors should not fear initial fed rate hikes, as they have historically been positively correlated with stock prices when interest rates are starting at low levels

As the investment landscape, while still positive, continues to evolve and grow more challenging – management will seek to adjust towards more typical late-stage expansion conditions. As we navigate these global crosscurrents with a steady hand, our unwavering focus on risk management and downside protection continues to serve us well, as capital preservation will always be of paramount importance within all of the investment strategies that we manage.

As always, we thank you for your trust and confidence in our abilities to continue to serve you well through your investment in the City National Rochdale Funds.

Sincerely,

Garrett R. D’Alessandro

President and Chief Executive Officer
City National Rochdale Funds

Past performance is no guarantee of future results. Certain shareholders may be subject to the Alternative Minimum Tax (AMT). Federal income tax rules apply to any capital gain distributions.

This information must be preceded or accompanied by a current prospectus. Please read the prospectus carefully before investing.

City National Rochdale Funds do not generally accept investments by non-U.S. persons and may not be available in all states.

Bloomberg Barclays U.S. 1-5 Year Government Bond Index is an index of all investment grade bonds with maturities of more than one year and less than five years. The index is a market value weighted performance benchmark.

Bloomberg Barclays 1-5 Year U.S. Corporate A3 or Higher, 2% Issuer Constrained Index includes U.S. dollar-denominated, investment-grade, fixed-rate, taxable securities issued by industrial, utility, and financial companies, with maturities between one and five years.

S&P Municipal Yield Index is an unmanaged index which measures the performance of high-yield and investment-grade municipal bonds with weights determined by credit rating.

The S&P 500 Index is a market capitalization value weighted composite index of 500 large capitalization U.S. companies and reflects the reinvestment of dividends.

Bloomberg Barclays US Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, US dollar-denominated, fixed-rate taxable bond market.

Citigroup High Yield Market Capped Index is a U.S. Dollar-denominated index which measures the performance of high-yield debt issued by corporations domiciled in the United States or Canada. Recognized as a broad measure of the North American high-yield market amongst all Citigroup's fixed income indices, it includes cashpay and deferred-interest securities. All the bonds are publically placed, have a fixed coupon, and are non-convertible. Bonds issued under Rule 144A are included in their unregistered form.

Bloomberg Barclays Intermediate U.S. Government/Credit Index consists of publicly issued, dollar-denominated U.S. Government, agency, or investment grade corporate fixed income securities with maturities from one to ten years. The comparative market index is not directly investable and is not adjusted to reflect expenses that the SEC requires to be reflected in the fund’s performance.

Credit Suisse Leveraged Loan Index is designed to mirror the investible universe of the U.S.-denominated leverage loan market.

Bloomberg Barclays Intermediate-Short California Municipal Bond Index measures the performance of California municipal bonds.

CITY NATIONAL ROCHDALE FUNDS | PAGE 3

investment adviser’s report (Unaudited)
September 30, 2018
Fixed Income Funds

GOVERNMENT BOND FUND – CNBIX

The Servicing Class Shares of the Fund posted a return of 0.00% for Q3, which slightly underperformed the Bloomberg Barclays U.S. 1-5 Year Government Bond Index’s 0.06% return. Calendar year to date, as of September 30, 2018, the Fund is underperforming the benchmark’s return of -0.21% by 26 basis points with a return of -0.47%. For the fiscal year ended September 30, 2018, the Fund has returned -0.98% and the benchmark has delivered a return of -0.61%. YTD performance has been challenged due to yield differential compared to the benchmark. As of the most recent quarter, the portfolio has a lower duration positioning relative to the benchmark (which has been a positive contributor towards the Fund’s performance). Floating rate note allocations have been a positive contributor as well. Due to its capital preservation style, consistent performance since inception, and the high credit quality of its holdings, we believe the Fund is an attractive investment in a conservative space.

CORPORATE BOND FUND – CNCIX

The Servicing Class Shares of the Fund posted a return of 0.55% for Q3, slightly underperforming the Bloomberg Barclays 1-5 Year U.S Corporate A3 or Higher U.S. Corporate Index’s return of 0.61%. Calendar year to date, as of September 30, 2018, the Fund is underperforming its benchmark by 26 basis points (-0.17% for the Fund versus 0.09% for the benchmark). For the fiscal year ended September 30, 2018, the Fund has underperformed its benchmark’s return by 17 basis points (-0.22% for the Fund versus -0.05% for the benchmark). The Fund’s shorter duration and exposure to asset-backed securities, repurchase agreements, and floating rate corporate bonds have added to the Fund’s performance. An opportunistic allocation to taxable municipal bonds detracted from the Fund’s performance, given purchase timing. The ongoing push to move "up in credit quality" and diversify away from plain vanilla corporate bonds is serving the Fund’s returns well, as some of that overweight allocation has been reinvested in asset-backed securities and taxable muni bonds, which tend to exhibit similar returns and less volatility with higher credit ratings. In addition to adding non-corporate exposure to the strategy, we have also increased our allocation to corporate bonds with floating rate coupons, which exhibit less interest rate sensitivity and higher coupons as short-term rates increase. Looking ahead, we will continue to favor higher-quality corporate names, floating rate corporate bonds, structured products, and taxable municipal bonds. This diversification we believe should allow the Fund to maintain a high level of income while reducing return volatility.

CALIFORNIA TAX EXEMPT BOND FUND – CNTIX

The Servicing Class Shares of the Fund posted a return of -0.18% for Q3, slightly underperforming the Bloomberg Barclays Intermediate-Short California Municipal Bond Index’s return of -0.10%. Calendar year to date, as of September 30, 2018, the Fund returned -0.32% versus the benchmark return of 0.34%. For the fiscal year ended September 30, 2018, the Fund returned -0.53%, underperforming the benchmark’s return of -0.07%. For the majority of the year, the Fund’s duration was slightly less than that of the benchmark. This has proved beneficial for the Fund, as rates have risen. The Fund has maintained between 5% and 10% in cash equivalents that have seen yields rise steadily as the Fed has increased short-term rates.

MUNICIPAL HIGH INCOME BOND FUND – CNRMX

The Servicing Class Shares of the Fund posted a return of -0.18% for Q3, underperforming the S&P Municipal Yield Index benchmark’s return of 1.07%. Calendar year to date, as of September 30, 2018, the Fund’s return of 0.47% underperformed the benchmark’s return of 5.44%. For the fiscal year ended September 30, 2018, the Fund returned 1.89%, lagging the benchmark’s return of 5.28%. The lag in the Fund’s performance is partly due to Puerto Rico bonds rising in price due to a belief that the outlook on the island is improving. Muni High Yield credit remains strong. Defaults are down from the past few years and credit fundamentals are stable. New issue supply is down year-over-year (15% YTD lower supply). Demand has been steady through the year with positive fund flows YTD, though recently there has been weaker demand with rising rates. In this environment, we continue to be highly selective in terms of yield and credit quality. The Fund continues to focus on providing a high level of tax-exempt income through high levels of diversification and a highly disciplined credit approach.

CITY NATIONAL ROCHDALE FUNDS | PAGE 4

HIGH YIELD BOND FUND – CHYIX

The Servicing Class Shares of the Fund posted a return of 1.74% for Q3, lagging the Citigroup High Yield Market Capped Index’s return of 2.36%. Calendar year to date, as of September 30, 2018, the Fund’s return of 0.78% is trailing the benchmark’s return of 2.70%. For the fiscal year ended September 30, 2018, the Servicing Class Shares of the Fund returned 1.65%, underperforming the benchmark’s return of 3.24%. For the month of September, the strategy slightly underperformed the benchmark (0.41% versus the benchmark’s 0.59%). The Fund underperformed its benchmark in nearly all situations because of asset class exposure and risk weights. As of September 30, 2018, the Fund had 91% exposure to high yield bonds and 9% exposure to higher quality assets, such as bank loans (5%) and cash (2%). The manager has maintained a similar average credit quality of the overall portfolio over the course of the last year relative to the benchmark. Similar credit risk, with lower interest rate risk from bank loan exposure is intended to help insulate against elevated volatility that has affected credit markets over the past few years. The Fund’s allocation to bank loans has also been a constructive hedge against downside risk, as senior secured paper has performed relatively well during periods of market stress (as evidenced by loans having outperformed high yield bonds over the past year).

INTERMEDIATE FIXED INCOME FUND – RIMCX

The Class N Shares of the Fund posted a return of 0.31% for Q3, outperforming the Bloomberg Barclays Intermediate U.S. Government/Credit Index’s return of 0.06%. Calendar year to date, as of September 30, 2018, the Fund is outperforming the benchmark’s return of -1.85% by 84 basis points with a return of -1.01%. For the fiscal year ended September 30, 2018, the Class N Shares of the Fund returned -1.18%, underperforming the benchmark’s return of -0.96% by 19 basis points. The Fund has outperformed its benchmark YTD, due primarily to its shorter duration and lack of exposure to U.S. Treasuries, which have declined 1.2% over the period. Structured products like asset-backed securities and floating rate corporate bonds added to relative performance, while government-related securities (i.e., agency obligations and taxable municipal bonds) and the Fund’s overweight allocation to corporate bonds detracted from the Fund’s performance. The ongoing push to move "up in credit quality" and diversify away from plain vanilla corporate bonds is serving the Fund’s returns well, as approximately 8% of that overweight allocation has been reinvested in asset-backed securities and taxable municipal bonds, which tend to exhibit similar returns and less volatility. In addition to adding non-corporate exposure to the strategy, we have also increased the Fund’s allocation to bonds with floating rate coupons roughly 13% of the portfolio, which exhibit less interest rate sensitivity and higher coupons as short-term rates increase. Looking ahead, we will continue to favor higher-quality names, floating rate corporate bonds, structured products, and taxable municipal bonds. This diversification should allow the Fund to maintain a high level of income while reducing return volatility.

FIXED INCOME OPPORTUNITIES FUND – RIMOX

The Fund posted a return of 1.36% for Q3, outperforming the Bloomberg Barclays Aggregate Bond Index’s return of 0.02%. Calendar year to date, as of September 30, 2018, the Fund is outperforming the Bloomberg Barclays U.S. Aggregate Bond Index's return of -1.60% by 176 basis points with a return of 0.16%. For the fiscal year ended September 30, 2018, the Fund returned 1.09%, outperforming the Bloomberg Barclays Aggregate Bond Index's return of -1.22% by 231 basis points. Emerging market (“EM”) debt is surely the main story here and the Fund’s managers point to a small segment of the market (i.e. Turkey) causing large amounts of damage, despite positive news in many segments of EM. The 10% exposure to EM foreign currencies has had a very large impact on Fund performance this year, while underlying debt remains stable in the EM local currency sovereign. The currency impact on the broad EM market has been approximately -8.5% YTD. US high yield debt and all flavors of loans (collateralized loan obligations, US leveraged loans and EU leveraged loans) have performed well and helped to offset the year to date negative returns out of the Fund’s EM allocation. RIMOX continues to generate materially more income than core fixed strategies (Fund’s 30 Day Sec yield = 5.68%). Principal volatility is expected to continue in the near to intermediate term.

CITY NATIONAL ROCHDALE FUNDS | PAGE 5

investment adviser’s report (Unaudited)
September 30, 2018
Fixed Income Funds (continued)

This material represents the managers’ assessment of the portfolios and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

Performance data quoted represents past performance and does not guarantee similar future results. The investment performance and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-888-889-0799.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index.

Mutual fund investing involves risk, including loss of principal. Bonds and bond funds are subject to interest rate risk and will decline in value as interest rates rise. High yield bonds involve greater risks of default or downgrade and are more volatile than investment grade securities, due to the speculative nature of their investments.

The California Tax Exempt Bond Fund invests primarily in California securities and may be more volatile and susceptible to a single adverse economic or regulatory occurrence affecting those obligations than a fund investing in obligations of a number of states.

The credit quality breakdown depicts the credit quality ratings of the Fund’s portfolio securities that are rated by one or both of two major nationally recognized statistical rating organizations (“NRSROs”). The two NRSROs currently utilized for this purpose are Standard & Poor’s (S&P) and Moody’s. When a bond is rated by S&P that rating is utilized. If it is not rated by S&P, the Moody’s rating is utilized. When a security is rated by neither, it is classified as “Not Rated”. For bonds, these credit quality ratings are shown without regard to gradations within a given rating category. For example, securities rated “AA-” or “AA+” have been included in the “AA” rated category. Long term ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest).

Duration is a measure of a bond's sensitivity to interest rate changes. The higher the bond's duration, the greater its sensitivity to the change.

CITY NATIONAL ROCHDALE FUNDS | PAGE 6

fund overview (Unaudited)
September 30, 2018
City National Rochdale Government Bond Fund

The Fund seeks to provide current income (as the primary component of a total return intermediate duration strategy) by investing primarily in U.S. Government securities.

Comparison of Change in the Value of a $10,000 Investment in the City National Rochdale Government Bond Fund, Servicing Class Shares, versus the Bloomberg Barclays U.S. 1-5 Year Government Bond Index(1)

(1)	The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Past performance is no indication of future performance.

The Fund’s comparative benchmark does not include the annual operating expenses incurred by the Fund. Please note that one cannot invest directly in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURNS
Shares	Ticker Symbol	1-Year Return	3-Year Return	5-Year Return	10-Year Return
Servicing Class*^	CNBIX	-0.98%	-0.16%	0.25%	1.24%
Institutional Class(1)^^†	CNIGX	-0.67%	0.08%	0.51%	1.41%
Class N	CGBAX	-1.21%	-0.44%	-0.02%	0.98%
Bloomberg Barclays U.S. 1-5 Year Government Bond Index	n/a	-0.61%	0.28%	0.71%	1.65%

*	The graph is based on only Servicing Class Shares; performance for Institutional Class and Class N Shares would be different due to differences in fee structures.
(1)	Commenced operations on February 1, 2012.
^	The Fund’s Servicing Class Shares are available only to fiduciary, advisory, agency, custodial and other similar accounts maintained at City National Bank and certain retirement plan platforms.
^^	The Fund’s Institutional Class Shares are available only to fiduciary, advisory, agency, custodial and other similar accounts maintained at City National Bank which meet the Fund’s minimum initial investment requirement, and certain tax-deferred retirement plans (including 401(k) plans, employer-sponsored 403(b) plans, 457 plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans) held in plan level or omnibus accounts.
†	Institutional Class Shares’ performance for the period of October 1, 2008, to February 1, 2012, is that of the Servicing Class Shares.

TOP TEN HOLDINGS
% OF PORTFOLIO
U.S. Treasury Note
1.500%, 01/31/22	9.4%
FFCB
2.355%, VAR ICE LIBOR USD 1 Month + 0.190%, 09/20/19	8.8%
FNMA
1.250%, 08/17/21	8.6%
U.S. Treasury Note
2.375%, 12/31/20	8.0%
U.S. Treasury Note
1.875%, 05/31/22	7.6%
FHLMC, Ser K708, Cl A2
2.130%, 01/25/19	7.2%
U.S. Treasury Note
1.375%, 10/31/20	7.0%
FNMA, Pool FN0004
3.619%, 12/01/20	6.7%
FHLB
1.375%, 09/13/19	5.0%
U.S. Treasury Note
1.625%, 06/30/20	4.9%

CITY NATIONAL ROCHDALE FUNDS | PAGE 7

fund overview (Unaudited)
September 30, 2018
City National Rochdale Corporate Bond Fund

The Fund seeks to provide current income (as the primary component of a total return intermediate duration strategy) by investing in a diversified portfolio of fixed income securities.

Comparison of Change in the Value of a $10,000 Investment in the City National Rochdale Corporate Bond Fund, Servicing Class Shares, versus the Bloomberg Barclays 1-5 Year U.S. Corporate A3 or Higher, 2% Issuer Constrained Index(1)

(1)	The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Past performance is no indication of future performance.

The Fund’s comparative benchmark does not include the annual operating expenses incurred by the Fund. Please note that one cannot invest directly in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURNS
Shares	Ticker Symbol	1-Year Return	3-Year Return	5-Year Return	10-Year Return
Servicing Class*^	CNCIX	-0.22%	1.10%	1.11%	3.07%
Class N	CCBAX	-0.55%	0.83%	0.85%	2.80%
Bloomberg Barclays 1-5 Year U.S. Corporate A3 or Higher, 2% Issuer Constrained Index	n/a	-0.05%	1.38%	1.65%	3.75%

*	The graph is based on only Servicing Class Shares; performance for Class N Shares would be different due to differences in fee structures.
^	The Fund’s Servicing Class Shares are available only to fiduciary, advisory, agency, custodial and other similar accounts maintained at City National Bank and certain retirement plan platforms.

TOP TEN HOLDINGS
% OF PORTFOLIO
NextGear Floorplan Master Owner Trust, Ser 2015-2A, Cl A
2.380%, 10/15/22	2.9%
Total Capital International
2.875%, 02/17/22	2.8%
State of California, Various Purpose, GO
3.500%, 04/01/28	2.6%
Stone Ridge Reinsurance Risk
Premium Interval Fund	2.2%
Anheuser-Busch InBev Finance
2.650%, 02/01/21	2.1%
Costco Wholesale
2.150%, 05/18/21	2.1%
UnitedHealth Group
2.875%, 03/15/23	2.1%
City National Rochdale Fixed Income Opportunities Fund, Cl N	2.1%
JPMorgan Chase
3.300%, 04/01/26	2.1%
Toyota Motor Credit, MTN
2.250%, 10/18/23	2.0%

BOND CREDIT QUALITY
CREDIT RATINGS(1)	% OF NET ASSETS
AAA	5.1%
AA	14.0%
A	47.5%
BBB	21.9%
Registered Investment Company	2.2%
Short-Term Investments and Other Net Assets	8.6%

(1)	Credit quality is based on ratings from Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). Where S&P ratings are not available, credit quality is based on ratings from Moody's Investor Services, Inc. ("Moody's"). S&P and Moody's ratings have been selected for several reasons, including the access to information and materials provided by S&P and Moody's, as well as the Fund's consideration of industry practice. The Not Rated category, if applicable, consists of securities that have not been rated by S&P or Moody's.

CITY NATIONAL ROCHDALE FUNDS | PAGE 8

fund overview (Unaudited)
September 30, 2018
City National Rochdale California Tax Exempt Bond Fund

The Fund seeks to provide current income exempt from federal and California state income tax (as the primary component of a total return strategy) by investing primarily in California municipal bonds.

Comparison of Change in the Value of a $10,000 Investment in the City National Rochdale California Tax Exempt Bond Fund, Servicing Class Shares, versus the Bloomberg Barclays California Intermediate-Short Municipal Index(1)

(1)	The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Past performance is no indication of future performance.

The Fund’s comparative benchmark does not include the annual operating expenses incurred by the Fund. Please note that one cannot invest directly in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURNS
Shares	Ticker Symbol	1-Year Return	3-Year Return	5-Year Return	10-Year Return
Servicing Class*^	CNTIX	-0.53%	0.75%	1.47%	2.72%
Class N	CCTEX	-0.78%	0.48%	1.21%	2.45%
Bloomberg Barclays California Intermediate-Short Municipal Index	n/a	-0.07%	1.09%	1.89%	3.21%

*	The graph is based on only Servicing Class Shares; performance for Class N Shares would be different due to differences in fee structures.
^	The Fund’s Servicing Class Shares are available only to fiduciary, advisory, agency, custodial and other similar accounts maintained at City National Bank.

TOP TEN HOLDINGS*
% OF PORTFOLIO
Southern California, Public Power Authority, Ser B, RB Callable 11/01/20 @ 100
1.810%, 07/01/40	3.5%
University of California, Ser AY, RB Callable 05/15/27 @ 100
5.000%, 05/15/28	2.8%
San Francisco City & County, Airport Commission, RB AMT
5.000%, 05/01/27	2.7%
Long Beach, Unified School District, Election of 2008, Ser S, GO Pre-Refunded @ 100
5.250%, 08/01/19	2.4%
University of California, Ser AT, RB Callable 11/15/20 @ 100
1.400%, 05/15/46	2.3%
California State, Public Works Board, RB
5.000%, 09/01/25	2.0%
California State, Ser E, GO Callable 10/29/18 @ 100
2.307%, 12/01/29	1.7%
Illinois State, Ser A, RB
5.000%, 10/01/23	1.5%
Culver, Redevelopment Agency Successor Agency, TA
5.000%, 11/01/28	1.4%
California State, Infrastructure & Economic Development Bank, RB
5.000%, 05/15/28	1.4%

*	Excludes Cash Equivalents

CITY NATIONAL ROCHDALE FUNDS | PAGE 9

fund overview (Unaudited)
September 30, 2018
City National Rochdale Municipal High Income Fund

The Fund seeks to provide a high level of current income that is not subject to federal income tax.

Comparison of Change in the Value of a $10,000 Investment in the City National Rochdale Municipal High Income Fund, Servicing Class Shares, versus the Bloomberg Barclays High Yield Municipal Index(1) and the S&P Municipal Yield Index(2)

(1)	The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced. Effective January 31, 2016, the Adviser discontinued the voluntary fee waivers for the Fund.

(2)	Previously, the Fund's performance was compared to the Bloomberg Barclays High Yield Municipal Index as its benchmark. The Trust has elected to compare the Fund's performance to the S&P Municipal Yield Index, as the Adviser believes that this is a more appropriate measure for comparison to the Fund's performance.

Past performance is no indication of future performance.

The Fund’s comparative benchmark does not include the annual operating expenses incurred by the Fund. Please note that one cannot invest directly in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURNS
Shares	Ticker Symbol	1-Year Return	3-Year Return	Inception to Date
Servicing Class*(1)^	CNRMX	1.89%	3.57%	5.27%
Class N(1)	CNRNX	1.73%	3.35%	5.01%
Bloomberg Barclays High Yield Municipal Index	n/a	6.36%	6.29%	6.81%
S&P Municipal Yield Index	SPMUHT	5.28%	5.42%	6.65%

*	The graph is based on only Servicing Class Shares; performance for Class N Shares would be different due to differences in fee structures.
(1)	Commenced operations on December 30, 2013.
^	The Fund’s Servicing Class Shares are available only to fiduciary, advisory, agency, custodial and other similar accounts maintained at City National Bank and certain retirement plan platforms.

TOP TEN HOLDINGS*
% OF PORTFOLIO
TSASC, Ser B, RB Callable 06/01/27 @ 100
5.000%, 06/01/48	1.0%
Buckeye, Tobacco Settlement Financing Authority, Ser A- 2, RB Callable 10/15/18 @ 100
5.875%, 06/01/47	0.9%
Tarrant County, Cultural Education Facilities Finance, C.C. Young Memorial Home Project, RB Callable 02/15/27 @ 100
6.375%, 02/15/48	0.9%
New York State, Liberty Development, World Trade Center, RB Callable 11/15/24 @ 100
5.000%, 11/15/44	0.8%
Jefferson County, Sewer Revenue, Ser D, RB Callable 10/01/23 @ 105
6.000%, 10/01/42	0.8%
Chicago, Ser A, GO Callable 01/01/27 @ 100
6.000%, 01/01/38	0.8%
Mississippi State, Business Finance Authority, Chevron USA Project, Callable 10/01/18 @ 100
1.720%, 12/01/30	0.8%
New York, Sub-Ser B, GO Callable 09/28/18 @ 100
1.680%, 10/01/46	0.8%
New York City, Transitional Finance Authority Future Tax Secured Revenue, RB Callable 09/28/18 @ 100
1.620%, 08/01/43	0.8%
Salt Verde Financial, Gas Revenue, RB
5.000%, 12/01/37	0.7%

*	Excludes Cash Equivalents

CITY NATIONAL ROCHDALE FUNDS | PAGE 10

fund overview (Unaudited)
September 30, 2018
City National Rochdale High Yield Bond Fund

The Fund seeks to maximize total return by investing primarily in fixed income securities rated below investment grade (i.e., "junk bonds").

Comparison of Change in the Value of a $10,000 Investment in the City National Rochdale High Yield Bond Fund, Servicing Class Shares, versus the Citigroup High Yield Market Capped Index(1)

(1)	The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced. Effective January 31, 2016, the Adviser discontinued the voluntary fee waivers for the Fund.

Past performance is no indication of future performance.

The Fund’s comparative benchmark does not include the annual operating expenses incurred by the Fund. Please note that one cannot invest directly in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURNS
Shares	Ticker Symbol	1-Year Return	3-Year Return	5-Year Return	10-Year Return
Servicing Class*^	CHYIX	1.65%	6.50%	4.71%	8.28%
Institutional Class(1)^^†	CNIHX	1.79%	6.77%	4.97%	8.46%
Class N	CHBAX	1.28%	6.27%	4.47%	8.00%
Citigroup High Yield Market Capped Index	n/a	3.24%	7.96%	5.13%	8.63%

*	The graph is based on only Servicing Class Shares; performance for Institutional and Class N Shares would be different due to differences in fee structures.
(1)	Commenced operations on February 2, 2012.
^	The Fund’s Servicing Class Shares are available only to fiduciary, advisory, agency, custodial and other similar accounts maintained at City National Bank and certain retirement plan platforms.
^^

The Fund’s Institutional Class Shares are available only to fiduciary, advisory, agency, custodial and other similar accounts maintained at City National Bank which meet the Fund’s minimum initial investment requirement, and certain tax-deferred retirement plans (including 401(k) plans, employer-sponsored 403(b) plans, 457 plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans) held in plan level or omnibus accounts.

†	Institutional Class Shares’ performance for the period from October 1, 2008, to February 2, 2012, is that of the Servicing Class Shares.

TOP TEN HOLDINGS*
% OF PORTFOLIO
MDC Partners
6.500%, 05/01/24	2.0%
Unit
6.625%, 05/15/21	1.9%
Vector Group
6.125%, 02/01/25	1.8%
McGraw-Hill Global Education Holdings
7.875%, 05/15/24	1.7%
LBC Tank Terminals Holding Netherlands
6.875%, 05/15/23	1.7%
Grinding Media
7.375%, 12/15/23	1.7%
Altice France
7.375%, 05/01/26	1.6%
Cengage Learning
9.500%, 06/15/24	1.6%
Eldorado
6.125%, 12/15/20	1.5%
Great Lakes Dredge & Dock
8.000%, 05/15/22	1.5%

*	Excludes Cash Equivalents

CITY NATIONAL ROCHDALE FUNDS | PAGE 11

fund overview (Unaudited)
September 30, 2018
City National Rochdale Intermediate Fixed Income Fund

The Fund seeks current income and, to the extent consistent with this goal, capital appreciation.

Comparison of Change in the Value of a $10,000 Investment in the City National Rochdale Intermediate Fixed Income Fund, Class N Shares, versus the Bloomberg Barclays Intermediate U.S. Government/Credit Index(1)

(1)	The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Past performance is no indication of future performance.

The Fund’s comparative benchmark does not include the annual operating expenses incurred by the Fund. Please note that one cannot invest directly in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURNS
Shares	Ticker Symbol	1-Year Return	3-Year Return	5-Year Return	10-Year Return
Class N*(1)	RIMCX	-1.18%	0.99%	1.56%	3.30%
Institutional Class(2)^	CNRIX	-0.70%	1.49%	2.05%	3.55%
Bloomberg Barclays Intermediate U.S. Government/Credit Index	n/a	-0.96%	0.91%	1.52%	3.22%

*	The graph is based on only Class N Shares; the performance for Institutional Class Shares would be different due to differences in fee structures.
(1)

The predecessor to the City National Rochdale Intermediate Fixed Income Fund (the “Predecessor Fund”) commenced operations on December 31, 1999. On March 29, 2013, the Predecessor Fund was reorganized into the Fund. The performance results for the Class N Shares of the Fund for the period October 1, 2008, to March 29, 2013, reflect the performance of the Predecessor Fund’s Shares.

(2)

Commenced operations on December 20, 2013. The performance results for Institutional Class Shares of the Fund for the period of October 1, 2008, to March 29, 2013, reflect the performance of the Predecessor Fund’s shares. The performance results for the Institutional Class Shares of the Fund for the period March 29, 2013, to December 19, 2013, reflect the performance of the Class N Shares.

^

The Fund’s Institutional Class shares are available only to fiduciary, advisory, agency, custodial and other similar accounts maintained at City National Bank which meet the minimum initial investment requirement of $1,000,000 and certain tax deferred retirement plans (including 401(k) plans, employer sponsored 403(b) plans, 457 plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans) held in plan level or omnibus accounts.

TOP TEN HOLDINGS
% OF PORTFOLIO
FNMA
6.250%, 05/15/29	4.1%
NextGear Floorplan Master Owner Trust, Ser 2015-2A, Cl A
2.380%, 10/15/20	4.1%
Stone Ridge Reinsurance Risk
Premium Interval Fund	3.8%
FNMA
2.625%, 09/06/24	3.7%
State of California, Various Purpose, GO
3.500%, 04/01/28	3.2%
San Jose, Redevelopment Agency Successor Agency, Ser A-T, TA
2.958%, 08/01/24	3.2%
Bank of Nova Scotia
2.450%, 03/22/21	2.8%
Morgan Stanley
3.750%, 02/25/23	2.7%
AT&T
3.600%, 02/17/23	2.7%
Commonwealth Bank of Australia NY, MTN
2.550%, 03/15/21	2.7%

CITY NATIONAL ROCHDALE FUNDS | PAGE 12

fund overview (Unaudited)
September 30, 2018
City National Rochdale Fixed Income Opportunities Fund

The Fund seeks a high level of current income.

Comparison of Change in the Value of a $10,000 Investment in the City National Rochdale Fixed Income Opportunities Fund, Class N Shares, versus the Credit Suisse Leveraged Loan Index, the Bloomberg Barclays U.S. Aggregate Bond Index and the Bloomberg Barclays U.S. Corporate High Yield Bond Index(1)

(1)	The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced.

Past performance is no indication of future performance.

The Fund’s comparative benchmarks do not include the annual operating expenses incurred by the Fund. Please note that one cannot invest directly in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURNS
Shares	Ticker Symbol	1-Year Return	3-Year Return	5-Year Return	Inception to Date
Class N(1)	RIMOX	1.09%	5.65%	4.43%	6.21%
Credit Suisse Leveraged Loan Index	n/a	5.58%	5.42%	4.35%	6.56%
Bloomberg Barclays U.S. Aggregate Bond Index	n/a	-1.22%	1.31%	2.16%	3.37%
Bloomberg Barclays U.S. Corporate High Yield Bond Index	n/a	3.05%	8.15%	5.54%	9.41%

(1)

The predecessor to the City National Rochdale Fixed Income Opportunities Fund (the “Predecessor Fund”) commenced operations on July 1, 2009. On March 29, 2013, the Predecessor Fund was reorganized into the Fund. The performance results for the Class N Shares of the Fund for the period July 1, 2009, to March 29, 2013, reflect the performance of the Predecessor Fund’s Shares.

TOP TEN HOLDINGS*
% OF PORTFOLIO
Mountain View CLO XIV
0.000%, 07/15/31	0.9%
DTEK Finance
10.750%, 12/31/24	0.9%
Adnrade Gutierrez International
11.000%, 08/20/21	0.7%
Mexican Bonos
10.000%, 12/05/24	0.6%
Digicel
6.000%, 04/15/21	0.6%
EP PetroEcuador via Noble Sovereign Funding I
8.016%, 09/24/19	0.6%
Samarco Mineracao
5.750%, 10/24/23	0.5%
Kuwait Energy
9.500%, 08/04/19	0.5%
CSN Islands XI
6.875%, 09/21/19	0.5%
DNO
8.750%, 05/31/23	0.5%

*	Excludes Cash Equivalents

CITY NATIONAL ROCHDALE FUNDS | PAGE 13

investment adviser’s report (Unaudited)
September 30, 2018
Equity Funds

DIVIDEND & INCOME FUND – RIMHX

The Fund posted a return of 3.58% in Q3 2018, outperforming the return (1.82%) of the Fund’s blended benchmark (made up of 60% Dow Jones Select Dividend Index (DJDVP), 25% ICE BofAML Core Fixed Rate Index, and 15% MSCI U.S. REIT Index) and the 3.00% return of DVY. After a difficult period through the end of April, the Fund’s strategy has performed well, up 3.3% through October 15th compared to 1.2% for the blended benchmark (and 1.7% for just the DJDVP component). The S&P 500 Value Index was up 2.3% for this period. The Fund’s strategy has returned a Compound Annual Growth Rate of 8.5% for 3 years, 8.3% for 5 years, 10.6% for 10 years, and 9.9% for 15 years. The Fund’s strategy focus we believe puts it in a good position to perform well in down markets by providing income during volatile environments. The Fund’s current distribution yield of roughly 4.5% with actual dividend growth of 7.2% year-over-year. For the fiscal year ended September 30, 2018, the Class N Shares of the Fund generated a 3.10% return, underperforming the benchmark's return of 7.08%.

U.S. Core Equity Fund – CNRUX

The Fund posted a return of 6.12% for Q3, underperforming the S&P 500 Index’s return of 7.71%. Calendar year to date, as of September 30, 2018, the Fund is underperforming the S&P 500 Index’s return of 10.56% by 75 basis points with a return of 9.81%. For the fiscal year ended September 30, 2018, the Institutional Share Class of the Fund returned 17.71%, slightly underperforming the S&P 500 Index’s return of 17.91% by 20 basis points. Following a very strong first half to 2018, the Fund’s strategy lagged during the third quarter. Stock selection hurt the Fund’s relative performance – as did not owning AMZN and NFLX, which detracted 150 basis. We believe the Fund’s portfolio is well positioned for the period of macro uncertainty due to the fundamental strength of the portfolio. Reflecting the length of the bull market, our risk metrics are conservative with a strong tilt towards investing in high quality companies.

This material represents the managers’ assessment of the portfolios and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

As of September 30, 2018, the total return for City National Rochdale Dividend & Income Fund was 3.10% (1 year), 7.78% (5 year annualized), and 8.50% (10 years annualized). The gross expense ratio for the City National Rochdale Dividend & Income Fund is 1.15%.

Performance data quoted represents past performance and does not guarantee similar future results. The investment performance and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-888-889-0799.

Index performance returns do not reflect any management fees, transaction costs or expenses. Indexes are unmanaged and one cannot invest directly in an index.

Mutual fund investing involves risk including loss of principal. The securities of mid-cap companies may have greater price volatility and less liquidity than the securities of larger capitalized companies.

Compound Annual Growth Rate (CAGR) is the mean annual growth rate of an investment over a specified period of time longer than one year (distribution yield is the weighted average of the income yields of the underlying investments in the Fund).

CITY NATIONAL ROCHDALE FUNDS | PAGE 14

fund overview (Unaudited)
September 30, 2018
City National Rochdale Dividend & Income Fund

The Fund seeks to provide significant income and, as a secondary focus, long-term capital appreciation.

Comparison of Change in the Value of a $10,000 Investment in the City National Rochdale Dividend & Income Fund, Class N Shares, versus the S&P 500 Index and the 60/25/15 Hybrid of the following 3 Indexes: Dow Jones U.S. Select Dividend Index, BofA ML Core Fixed Rate Preferred Securities Index and MSCI U.S. REIT Index(1)

(1)	The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced. Effective January 31, 2016, the Adviser discontinued the voluntary fee waivers for the Fund.

Past performance is no indication of future performance.

The Fund’s comparative benchmarks do not include the annual operating expenses incurred by the Fund. Please note that one cannot invest directly in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURNS
Shares	Ticker Symbol	1-Year Return	3-Year Return	5-Year Return	10-Year Return
Class N(1)	RIMHX	3.10%	8.85%	7.78%	8.50%
S&P 500 Index	n/a	17.91%	17.31%	13.95%	11.97%
60/25/15 Hybrid of the following 3 Indexes:	n/a	7.08%	11.66%	10.84%	10.26%
Dow Jones U.S. Select Dividend Index	n/a	10.59%	15.24%	12.53%	10.75%
BofA ML Core Fixed Rate Preferred Securities Index	n/a	0.49%	5.27%	7.30%	9.30%
MSCI U.S. REIT Index	n/a	3.74%	7.72%	9.16%	7.50%

(1)

The predecessor to the City National Rochdale Dividend & Income Fund (the “Predecessor Fund”) commenced operations on June 1, 1999. On March 29, 2013, the Predecessor Fund was reorganized into the Fund. The performance results for the Class N Shares of the Fund for the period October 1, 2008, to March 29, 2013, reflect the performance of the Predecessor Fund’s Shares.

TOP TEN HOLDINGS
% OF PORTFOLIO
Lockheed Martin	4.4%
Altria Group	2.9%
Lamar Advertising	2.8%
McDonald's	2.7%
Verizon Communications	2.7%
Intel	2.7%
Clorox	2.4%
Duke Energy	2.3%
Merck	2.2%
Philip Morris International	2.1%

CITY NATIONAL ROCHDALE FUNDS | PAGE 15

fund overview (Unaudited)
September 30, 2018
City National Rochdale U.S. Core Equity Fund

The Fund seeks to provide long-term capital appreciation.

Comparison of Change in the Value of a $10,000 Investment in the City National Rochdale U.S. Core Equity Fund, Servicing Class Shares, versus the S&P 500 Index(1)

(1)	The performance in the above graph does not reflect the deduction of taxes the shareholder will pay on Fund distributions or the redemptions of Fund shares. Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced. Effective January 31, 2016, the Adviser discontinued the voluntary fee waivers for the Fund.

Past performance is no indication of future performance.

The Fund’s comparative benchmark does not include the annual operating expenses incurred by the Fund. Please note that one cannot invest directly in an unmanaged index.

AVERAGE ANNUAL TOTAL RETURNS
Shares	Ticker Symbol	1-Year Return	3-Year Return	5-Year Return	Inception to Date
Servicing Class*(1)^	CNRVX	17.38%	15.08%	13.00%	14.85%
Institutional Class(1)^^	CNRUX	17.71%	15.37%	13.38%	15.28%
Class N(1)	CNRWX	17.12%	14.77%	12.72%	14.56%
S&P 500 Index	n/a	17.91%	17.31%	13.95%	15.65%

*	The graph is based on only Servicing Class Shares; performance for Institutional and Class N Shares would be different due to differences in fee structures.
(1)	Commenced operations on December 3, 2012.
^	The Fund’s Servicing Class shares are available only to fiduciary, advisory, agency, custodial and other similar accounts maintained at City National Bank and certain retirement plan platforms.
^^

The Fund’s Institutional Class shares are available only to fiduciary, advisory, agency, custodial and other similar accounts maintained at City National Bank which meet the minimum initial investment requirements, and certain tax-deferred retirement plans (including 401(k) plans, employer-sponsored 403(b) plans, 457 plans, profit sharing and money purchase pension plans, defined benefit plans and non-qualified deferred compensation plans) held in plan level or omnibus accounts.

TOP TEN HOLDINGS
% OF PORTFOLIO
Visa, Cl A	4.0%
MasterCard, Cl A	3.4%
UnitedHealth Group	3.4%
Microsoft	3.3%
Adobe Systems	3.0%
JPMorgan Chase	2.9%
Apple	2.8%
Home Depot	2.8%
Alphabet, Cl A	2.7%
Thermo Fisher Scientific	2.4%

CITY NATIONAL ROCHDALE FUNDS | PAGE 16

schedule of investments
September 30, 2018
City National Rochdale Government Money Market Fund

Description	Face Amount (000)	Value (000)
U.S. Government Agency Obligations [77.6%]
FAMC, MTN
2.156%, VAR ICE LIBOR USD 1 Month+-0.100%, 10/29/18	$25,000	$25,000
2.186%, VAR ICE LIBOR USD 1 Month+-0.070%, 03/01/19	50,000	50,000
2.166%, VAR ICE LIBOR USD 1 Month+-0.050%, 06/25/19	50,000	50,000
FFCB
2.053%, VAR ICE LIBOR USD 1 Month+-0.080%, 11/09/18	50,000	50,000
2.155%, VAR US Federal Funds Effective Rate+-0.025%, 04/25/19	50,000	49,999
2.267%, VAR US Treasury 3 Month Bill Money Market Yield+0.075%, 11/01/19	50,000	49,997
FHLB
2.028%, VAR ICE LIBOR USD 1 Month+-0.130%, 11/15/18	50,000	50,001
2.062%, VAR ICE LIBOR USD 1 Month+-0.120%, 11/21/18	50,000	50,000
2.126%, VAR ICE LIBOR USD 1 Month+-0.130%, 03/01/19	50,000	50,000
2.142%, VAR ICE LIBOR USD 1 Month+-0.100%, 05/28/19	50,000	50,000
1.996%, VAR ICE LIBOR USD 1 Month+-0.125%, 06/07/19	50,000	50,000
2.126%, VAR ICE LIBOR USD 1 Month+-0.090%, 07/25/19	50,000	50,000
2.070%, VAR ICE LIBOR USD 3 Month+-0.245%, 08/16/19	50,000	50,000
2.141%, VAR ICE LIBOR USD 1 Month+-0.075%, 10/25/19	50,000	50,000
2.068%, VAR ICE LIBOR USD 1 Month+-0.080%, 11/13/19	11,000	10,999
2.009%, VAR ICE LIBOR USD 1 Month+-0.095%, 01/02/20	50,000	50,001
2.049%, VAR ICE LIBOR USD 1 Month+-0.065%, 02/05/20	50,000	50,000
2.115%, VAR ICE LIBOR USD 3 Month+-0.200%, 02/14/20	50,000	50,000
2.100%, VAR ICE LIBOR USD 1 Month+-0.065%, 02/20/20	50,000	50,000
FHLB DN(A)
1.939%, 10/02/18	100,000	99,995
1.934%, 10/03/18	100,000	99,989
1.968%, 10/05/18	100,000	99,978
1.972%, 10/10/18	150,000	149,926
1.990%, 10/12/18	100,000	99,939
2.004%, 10/17/18	150,000	149,867
2.000%, 10/19/18	43,000	42,957
2.000%, 10/24/18	148,000	147,812
2.066%, 10/26/18	250,000	249,643
2.042%, 10/31/18	100,000	99,831
2.038%, 11/02/18	150,000	149,729
2.073%, 11/07/18	100,000	99,788
2.047%, 11/09/18	100,000	99,779
2.065%, 11/14/18	100,000	99,749
2.080%, 11/16/18	75,000	74,802
2.084%, 11/21/18	100,000	99,706
2.126%, 11/23/18	200,000	199,377
2.110%, 11/28/18	50,000	49,831
2.116%, 12/05/18	105,000	104,601
2.119%, 12/07/18	80,000	79,686
2.069%, 12/11/18	100,000	99,595
2.136%, 12/12/18	50,000	49,788
2.166%, 12/19/18	50,000	49,764
2.170%, 12/21/18	50,000	49,757
2.161%, 01/18/19	100,000	99,353
2.215%, 02/15/19	50,000	49,583
2.213%, 02/20/19	50,000	49,568
2.217%, 02/22/19	100,000	99,123
2.245%, 02/27/19	40,000	39,632
2.255%, 03/01/19	50,000	49,532
2.276%, 03/08/19	20,000	19,803
2.353%, 03/22/19	50,000	49,445

Total U.S. Government Agency Obligations
(Cost $3,887,925)		3,887,925

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 17

schedule of investments
September 30, 2018
City National Rochdale Government Money Market Fund (concluded)

Description	Shares/Face Amount (000)	Value (000)
Short-Term Investment [3.6%]
Morgan Stanley Institutional Liquidity Funds - Government Portfolio, 1.810%**	178,810,058	$178,810

Total Short-Term Investment
(Cost $178,810)		178,810

Repurchase Agreements [18.9%]
Barclays (B)
2.230%, dated 9/28/18, repurchased on 10/01/18, repurchase price $70,013,008 (collateralized by various U.S. Treasury obligations, par values ranging from $616,500 to $69,154,700, 0.000% - 1.375%, 09/30/2018 - 12/27/2018; with a total market value of $71,400,005)	$70,000	70,000
Goldman Sachs (B)
2.210%, dated 9/28/18, repurchased on 10/01/18, repurchase price $125,023,021 (collateralized by various U.S. Government obligations, par values ranging from $100 to $28,171,800, 0.000% - 7.125%, 10/11/18 - 04/26/41; with a total market value of $127,500,000)	125,000	125,000

Description	Face Amount (000)	Value (000)
Wells Fargo (B)
2.240%, dated 9/28/18, repurchased on 10/01/18, repurchase price $750,140,000 (collateralized by various U.S. Government obligations, par values ranging from $25,000 to $130,554,880, 2.000% - 7.000%, 10/01/27 - 10/01/48; with a total market value of $765,000,001)	$750,000	$750,000

Total Repurchase Agreements
(Cost $945,000)		945,000

Total Investments [100.1%]
(Cost $5,011,735)		$5,011,735

Percentages are based on Net Assets of $5,008,045 (000).

**	The rate reported is the 7-day effective yield as of September 30, 2018.
(A)	Zero coupon security. The rate reported is the effective yield at time of purchase.
(B)	Tri-party Repurchase Agreement.

DN — Discount Note

FAMC — Federal Agriculture Mortgage Corporation

FFCB — Federal Farm Credit Bank

FHLB — Federal Home Loan Bank

ICE — Intercontinental Exchange

LIBOR — London Interbank Offered Rates

MTN — Medium Term Note

VAR — Variable

USD — U.S. Dollar

The following is a list of the inputs used as of September 30, 2018, in valuing the Fund’s investments carried at value (000):

Investments in Securities	Level 1	Level 2	Level 3	Total
U.S. Government Agency Obligations	$—	$3,887,925	$—	$3,887,925
Short-Term Investment	178,810	—	—	178,810
Repurchase Agreements	—	945,000	—	945,000
Total Investments in Securities	$178,810	$4,832,925	$—	$5,011,735

For the year ended September 30, 2018, there have been no transfers between any of the fair value hierarchy levels. Transfers between Levels are recognized at period end.

Amounts designated as “—” are either $0 or have been rounded to $0.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in the Notes to Financial Statements.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 18

schedule of investments
September 30, 2018
City National Rochdale Government Bond Fund

Description	Face Amount (000)	Value (000)
U.S. Treasury Obligations [51.1%]
U.S. Treasury Inflation Indexed Bonds
0.125%, 04/15/20	$830	$881
U.S. Treasury Notes
2.375%, 12/31/20	4,500	4,454
2.262%, VAR US Treasury 3 Month Bill Money Market Yield+0.070%, 04/30/19	1,200	1,201
2.000%, 11/30/20	2,500	2,456
1.875%, 05/31/22	4,365	4,208
1.875%, 08/31/24	2,805	2,637
1.625%, 06/30/20	2,800	2,744
1.500%, 01/31/22	5,500	5,255
1.375%, 04/30/20	750	734
1.375%, 10/31/20	4,000	3,882

Total U.S. Treasury Obligations
(Cost $29,321)		28,452

U.S. Government Mortgage-Backed Obligations [25.0%]
FHLMC, Ser 2016-4635, Cl EG, Pool FHR 4635 EG
2.500%, 12/15/46	2,397	2,299
FHLMC, Ser K708, Cl A2
2.130%, 01/25/19	4,046	4,036
FHLMC REMIC, Ser 2011-3874, Cl JA, Pool FHR
3.000%, 04/15/25	174	174
FNMA, Pool AL5866
2.669%, 08/01/22	1,751	1,722
FNMA, Pool AS4877
3.000%, 04/01/30	1,758	1,743
FNMA, Pool FN0004
3.619%, 12/01/20	3,687	3,722
FNMA ARM, Pool 766620
3.871%, VAR ICE LIBOR USD 12 Month+1.665%, 03/01/34	86	90
GNMA, Pool 329656
8.000%, 08/15/22	3	3
GNMA, Pool 376533
7.500%, 06/15/24	1	—

Description	Face Amount (000)/Shares	Value (000)
GNMA, Pool 398660
7.500%, 05/15/26	$1	$1
GNMA, Pool 497411
6.000%, 01/15/29	3	3
GNMA ARM, Pool G2 81318
3.625%, VAR US Treasury Yield Curve Rate T Note Constant Maturity 1 Yr+1.500%, 04/20/35	117	121
GNMA ARM, Pool G2 81447
2.750%, VAR US Treasury Yield Curve Rate T Note Constant Maturity 1 Yr+1.500%, 08/20/35	28	29

Total U.S. Government Mortgage-Backed Obligations
(Cost $14,286)		13,943

U.S. Government Agency Obligations [22.3%]
FFCB
2.355%, VAR ICE LIBOR USD 1 Month+0.190%, 09/20/19	4,900	4,912
FHLB
1.375%, 09/13/19	2,795	2,763
FNMA
1.250%, 08/17/21	5,000	4,776

Total U.S. Government Agency Obligations
(Cost $12,684)		12,451

Short-Term Investment** [1.8%]
SEI Daily Income Trust Government Fund, Cl F, 1.850%	996,173	996

Total Short-Term Investment
(Cost $996)		996

Total Investments [100.2%]
(Cost $57,287)		$55,842

Percentages are based on Net Assets of $55,730 (000).

**	The rate reported is the 7-day effective yield as of September 30, 2018.

ARM — Adjustable Rate Mortgage

Cl — Class

FFCB — Federal Farm Credit Bank

FHLB — Federal Home Loan Bank

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 19

schedule of investments
September 30, 2018
City National Rochdale Government Bond Fund (concluded)

GNMA — Government National Mortgage Association

ICE — Intercontinental Exchange

LIBOR — London Interbank Offered Rates

REMIC — Real Estate Mortgage Investment Conduit

Ser — Series

USD — United States Dollar

VAR — Variable

The following is a list of the inputs used as of September 30, 2018 in valuing the Fund’s investments carried at value (000):

Investments in Securities	Level 1	Level 2	Level 3	Total
U.S. Treasury Obligations	$—	$28,452	$—	$28,452
U.S. Government Mortgage-Backed Obligations	—	13,943	—	13,943
U.S. Government Agency Obligations	—	12,451	—	12,451
Short-Term Investment	996	—	—	996
Total Investments in Securities	$996	$54,846	$—	$55,842

For the year ended September 30, 2018, there have been no transfers between any of the fair value hierarchy levels. Transfers between Levels are recognized at period end.

Amounts designated as “—” are $0 or have been rounded to $0.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in the Note to Financial Statements.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 20

schedule of investments
September 30, 2018
City National Rochdale Corporate Bond Fund

Description	Face Amount (000)	Value (000)
Corporate Bonds [77.0%]
Automotive [8.6%]
American Honda Finance, MTN
1.700%, 09/09/21	$2,500	$2,394
Daimler Finance North America
2.768%, VAR ICE LIBOR USD 3 Month+0.430%, 02/12/21(A)	2,500	2,502
Ford Motor Credit
2.551%, 10/05/18	2,000	2,000
General Motors Financial
5.250%, 03/01/26	1,250	1,281
Hyundai Capital America, MTN
3.337%, VAR ICE LIBOR USD 3 Month+1.000%, 09/18/20(A)	1,000	1,006
Toyota Motor Credit, MTN
2.250%, 10/18/23	3,000	2,827

Total Automotive		12,010

Banks [15.7%]
Bank of Montreal, MTN
2.961%, VAR ICE LIBOR USD 3 Month+0.630%, 09/11/22	1,200	1,206
Bank of Nova Scotia
2.450%, 03/22/21	2,500	2,448
BPCE
4.000%, 04/15/24	1,800	1,806
Cooperatieve Rabobank UA
2.811%, VAR ICE LIBOR USD 3 Month+0.480%, 01/10/23	2,500	2,494
Mizuho Financial Group
3.211%, VAR ICE LIBOR USD 3 Month+0.880%, 09/11/22	2,600	2,618
National Australia Bank
4.375%, 12/10/20(A)	751	767
PNC Bank
2.700%, 11/01/22	2,500	2,408
Royal Bank of Scotland Group
4.519%, VAR ICE LIBOR USD 3 Month+1.550%, 06/25/24	1,250	1,246
Sumitomo Mitsui Financial Group
2.846%, 01/11/22	2,500	2,439
Svenska Handelsbanken
2.687%, VAR ICE LIBOR USD 3 Month+0.360%, 09/08/20	2,000	2,004
Wells Fargo Bank
2.640%, VAR United States Secured Overnight Financing Rate+0.480%, 03/25/20	2,500	2,500

Total Banks		21,936

Broadcasting & Cable [2.6%]
CBS
4.300%, 02/15/21	1,400	1,422
Comcast Cable Communications Holdings
9.455%, 11/15/22	1,800	2,194

Total Broadcasting & Cable		3,616

Computer System Design & Services [1.1%]
Apple
3.450%, 05/06/24	1,500	1,501

Drugs [0.7%]
AbbVie
2.500%, 05/14/20	1,000	989

Electric Utilities [1.1%]
Exelon Generation
3.400%, 03/15/22	1,500	1,486

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 21

schedule of investments
September 30, 2018
City National Rochdale Corporate Bond Fund (continued)

Description	Face Amount (000)	Value (000)
Food, Beverage & Tobacco [3.0%]
Anheuser-Busch InBev Finance
2.650%, 02/01/21	$3,000	$2,957
Molson Coors Brewing
1.450%, 07/15/19	1,250	1,235

Total Food, Beverage & Tobacco		4,192

Industrials [0.8%]
Penske Truck Leasing
4.875%, 07/11/22(A)	1,100	1,134

Insurance [1.4%]
Berkshire Hathaway
2.750%, 03/15/23	2,000	1,953

Investment Bank/Broker-Dealer [1.0%]
Jefferies Group
5.125%, 01/20/23	1,300	1,344

Machinery [1.8%]
Caterpillar Financial Services, MTN
2.913%, VAR ICE LIBOR USD 3 Month+0.590%, 06/06/22	2,500	2,520

Medical Products & Services [1.8%]
Gilead Sciences
3.700%, 04/01/24	2,500	2,508

Medical-HMO [2.1%]
UnitedHealth Group
2.875%, 03/15/23	3,000	2,925

Multi-line Insurance [1.4%]
MetLife
4.750%, 02/08/21	1,851	1,910

Petroleum & Fuel Products [8.4%]
BP Capital Markets
3.814%, 02/10/24	2,500	2,529
Korea National Oil, MTN
2.750%, 01/23/19(A)	1,500	1,499
Shell International Finance BV
3.400%, 08/12/23	2,500	2,497
Sunoco Logistics Partners Operations
4.650%, 02/15/22	1,300	1,330
Total Capital International
2.875%, 02/17/22	4,000	3,943

Total Petroleum & Fuel Products		11,798

Real Estate [1.8%]
Prologis
4.250%, 08/15/23	2,500	2,577

Real Estate Investment Trusts [3.0%]
HCP
3.150%, 08/01/22	1,000	974
Simon Property Group
3.375%, 10/01/24	2,000	1,957
Welltower
3.750%, 03/15/23	1,250	1,241

Total Real Estate Investment Trusts		4,172

Regional Authority [1.5%]
Province of Ontario Canada
4.400%, 04/14/20	2,000	2,042

Retail [3.1%]
AutoZone
4.000%, 11/15/20	1,400	1,417
Costco Wholesale
2.150%, 05/18/21	3,000	2,935

Total Retail		4,352

Security Brokers & Dealers [11.3%]
Citigroup
3.751%, VAR ICE LIBOR USD 3 Month+1.430%, 09/01/23	1,000	1,024
Credit Suisse Group Funding Guernsey
3.450%, 04/16/21	1,250	1,245
Deutsche Bank, MTN
2.850%, 05/10/19	1,450	1,446
Goldman Sachs Group, MTN
3.610%, VAR ICE LIBOR USD 3 Month+1.300%, 11/23/24	2,700	2,711
HSBC Holdings
3.400%, 03/08/21	2,500	2,495
JPMorgan Chase
3.300%, 04/01/26	3,000	2,875
Macquarie Group
6.000%, 01/14/20(A)	2,000	2,066

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 22

schedule of investments
September 30, 2018
City National Rochdale Corporate Bond Fund (continued)

Description	Face Amount (000)	Value (000)
Morgan Stanley, MTN
3.750%, 02/25/23	$2,000	$2,000

Total Security Brokers & Dealers		15,862

Telephones & Telecommunications [4.8%]
America Movil
5.000%, 03/30/20	2,600	2,663
AT&T
3.600%, 02/17/23	2,000	1,987
Verizon Communications
3.414%, VAR ICE LIBOR USD 3 Month+1.100%, 05/15/25	2,000	2,017

Total Telephones & Telecommunications		6,667

Total Corporate Bonds
(Cost $109,018)		107,494

Municipal Bonds [7.3%]
California [4.5%]
California State, GO
6.200%, 03/01/19	1,300	1,319
State of California, Various Purpose, GO
3.500%, 04/01/28	3,700	3,620
University of California, Ser AX, GO
Callable 04/01/25 @ 100
3.063%, 07/01/25	1,400	1,359

Total California		6,298

New York [2.8%]
New York City, Build America Bonds, GO
5.424%, 03/01/25	2,500	2,728
New York State, Urban Development, RB
2.790%, 03/15/21	1,205	1,198

Total New York		3,926

Total Municipal Bonds
(Cost $10,359)		10,224

Description	Face Amount (000)/Shares	Value (000)
Asset-Backed Securities [4.3%]
Ford Credit Floorplan Master Owner Trust A, Ser 2016-3, Cl A1
1.550%, 07/15/21	$2,000	$1,975
NextGear Floorplan Master Owner Trust, Ser 2015-2A, Cl A
2.380%, 10/15/20(A)	4,000	4,000

Total Asset-Backed Securities
(Cost $6,001)		5,975

Closed-End Fund [2.2%]
Stone Ridge Reinsurance Risk Premium Interval Fund	338,919	3,128

Total Closed-End Fund
(Cost $3,452)		3,128

Affiliated Registered Investment Company [2.1%]
City National Rochdale Fixed Income Opportunities Fund, Cl N ‡	116,460	2,877

Total Affiliated Registered Investment Company
(Cost $3,000)		2,877

Short-Term Investment** [1.4%]
SEI Daily Income Trust Government Fund, Cl F, 1.850%	1,987,066	1,987

Total Short-Term Investment
(Cost $1,987)		1,987

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 23

schedule of investments
September 30, 2018
City National Rochdale Corporate Bond Fund (concluded)

Description	Face Amount (000)	Value (000)
Repurchase Agreement [5.0%]
Barclays (B)
2.230%, dated 9/28/18, repurchased on 10/01/18, repurchase price $7,001,301 (collateralized by various U.S. Treasury obligations, par values ranging from $599,800 to $6,095,300, 2.750% - 3.625%, 02/15/44 - 08/15/47; with a total market value of $7,140,007)	$7,000	$7,000

Total Repurchase Agreement
(Cost $7,000)		7,000

Total Investments [99.3%]
(Cost $140,817)		$138,685

Percentages are based on Net Assets of $139,597 (000).

**	The rate reported is the 7-day effective yield as of September 30, 2018.
‡	Investment in Affiliate.
(A)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On September 30, 2018, the value of these securities amounted to $12,974 (000), representing 9.3% of the net assets of the Fund.
(B)	Tri-Party Repurchase Agreement.

Cl — Class

GO — General Obligation

ICE— Intercontinental Exchange

LIBOR — London Interbank Offered Rates

MTN — Medium Term Note

RB — Revenue Bond

Ser — Series

USD — United States Dollar

VAR — Variable Rate

The following is a list of the inputs used as of September 30, 2018 in valuing the Fund’s investments carried at value (000):

Investments in Securities	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$107,494	$—	$107,494
Municipal Bonds	—	10,224	—	10,224
Asset-Backed Securities	—	5,975	—	5,975
Closed-End Fund	3,128	—	—	3,128
Affiliated Registered Investment Company	2,877	—	—	2,877
Short-Term Investment	1,987	—	—	1,987
Repurchase Agreement	—	7,000	—	7,000
Total Investments in Securities	$7,992	$130,693	$—	$138,685

For the year ended September 30, 2018, there have been no transfers between any of the fair value hierarchy levels. Transfers between levels are recognized at period end.

The following is a summary of the transactions with affiliates for the year ended September 30, 2018 (000):

City National Rochdale Fixed Income Opportunities Fund, Class N
Beginning balance as of 10/1/17	$—
Purchases at Cost	3,000
Unrealized Gain (Loss)	(123)
Ending balance as of 9/30/18	$2,877
Dividend Income	$96

Amounts designated as “—” are $0 or have been rounded to $0.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in the Notes to Financial Statements.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 24

schedule of investments
September 30, 2018
City National Rochdale California Tax Exempt Bond Fund

Description	Face Amount (000)	Value (000)
Municipal Bonds [93.8%]
California [90.6%]
Anaheim, Housing & Public Improvements Authority, Ser A, RB
5.000%, 10/01/26	$500	$594
Bay Area, Water Supply & Conservation Agency, Ser A, RB
Callable 04/01/23 @ 100
5.000%, 10/01/23	600	677
Brea, Redevelopment Agency Successor, Redevelopment Project AB, TA
5.000%, 08/01/20	500	529
Brea, Redevelopment Agency Successor, Redevelopment Project AB, TA
Callable 08/01/23 @ 100
5.000%, 08/01/25	500	562
California State, Department of Water Resources, Ser AX, RB
Callable 12/01/27 @ 100
5.000%, 12/01/29	500	602
California State, Educational Facilities Authority, Chapman University, RB
Callable 04/01/25 @ 100
5.000%, 04/01/26	100	115
California State, Educational Facilities Authority, Chapman University, RB
Callable 04/01/25 @ 100
5.000%, 04/01/27	100	115
California State, GO
5.250%, 09/01/22	1,000	1,123
California State, GO
5.000%, 11/01/19	1,000	1,034
California State, GO
5.000%, 09/01/20	1,000	1,060
California State, GO
5.000%, 12/01/21	1,000	1,095
California State, GO
5.000%, 10/01/22	1,000	1,115
California State, GO
Callable 11/01/20 @ 100
5.000%, 11/01/22	1,025	1,095
California State, GO
5.000%, 11/01/24	1,000	1,157
California State, GO
5.000%, 08/01/26	1,000	1,184
California State, GO
Callable 12/01/23 @ 100
5.000%, 12/01/26	1,000	1,133
California State, GO
Callable 11/01/23 @ 100
5.000%, 11/01/27	500	565
California State, GO
4.000%, 02/01/19	1,000	1,008
California State, GO
Callable 06/01/19 @ 100
3.000%, 12/01/32(A)	1,000	1,007
California State, Health Facilities Financing Authority, Ser A, RB
Callable 11/15/22 @ 100
5.000%, 11/15/25	665	737
California State, Health Facilities Financing Authority, St. Joseph Health System, Ser D, RB
5.000%, 07/01/43(A)	975	1,032
California State, Infrastructure & Economic Development Bank, RB
5.000%, 05/15/28	1,000	1,204
California State, Infrastructure & Economic Development Bank, Ser B, RB
5.000%, 07/01/23	1,000	1,124
California State, Municipal Finance Authority, RB
5.000%, 10/01/23	225	252
California State, Public Works Board, Department of Corrections and Rehab Project, Ser A, RB
5.000%, 09/01/22	1,000	1,112

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 25

schedule of investments
September 30, 2018
City National Rochdale California Tax Exempt Bond Fund (continued)

Description	Face Amount (000)	Value (000)
California State, Public Works Board, Department of Corrections-State Prisons, Ser A, RB, AMBAC
5.000%, 12/01/19	$445	$453
California State, Public Works Board, Judicial Council, Ser B, RB
5.000%, 10/01/23	475	539
California State, Public Works Board, RB
5.000%, 09/01/25	1,500	1,751
California State, Public Works Board, Ser B, RB
5.000%, 10/01/25	225	263
California State, Public Works Board, Ser C, RB
Callable 03/01/27 @ 100
5.000%, 03/01/28	500	591
California State, Public Works Board, Ser S, RB
Callable 04/01/27 @ 100
5.000%, 04/01/28	800	946
California State, Public Works Board, Various Capital Projects, Ser G1, RB
Pre-Refunded @ 100
5.250%, 10/01/19(B)	250	259
California State, Ser E, GO
Callable 10/29/18 @ 100
2.307%, 12/01/29(A)	1,500	1,501
California State, University Systemwide Revenue, Ser A, RB
5.000%, 11/01/24	900	1,051
California State, University Systemwide Revenue, Ser A, RB
Callable 05/01/26 @ 100
5.000%, 11/01/27	240	284
California Statewide, Communities Development Authority, Cottage Health System, RB
Callable 11/01/24 @ 100
5.000%, 11/01/25	350	397
Chula Vista, Elementary School District, School Building Project, Ser A, COP, AGM
5.000%, 09/01/22	1,000	1,108
Chula Vista, Police Facility Project, COP
5.000%, 10/01/21	360	392
Contra Costa, Transportation Authority, Ser A, RB
5.000%, 03/01/27	420	509
Culver, Redevelopment Agency Successor Agency, TA
5.000%, 11/01/28	1,000	1,216
East Bay, Municipal Utility District, Water System Revenue, Ser A, RB
Callable 06/01/25 @ 100
5.000%, 06/01/29	850	989
El Dorado, Irrigation District, Ser A, RB, AGM
4.500%, 03/01/19	500	506
Gilroy, Public Facilities Financing Authority, RB
5.000%, 11/01/21	940	1,027
Golden State Tobacco Securitization, Ser A, RB
5.000%, 06/01/19	1,000	1,021
Golden State Tobacco Securitization, Ser A, RB
5.000%, 06/01/21	1,000	1,077
Hemet, Unified School District, GO, AGM
4.000%, 08/01/24	500	546
Inglewood, Redevelopment Agency Successor Agency, TA, BAM
5.000%, 05/01/23	500	559
Jurupa, Unified School District, GO, AGM
5.000%, 08/01/22	1,000	1,108
Long Beach, Harbor Revenue, Ser A, RB
5.000%, 12/15/20	1,000	1,063
Long Beach, Harbor Revenue, Ser A, RB, AMT
5.000%, 05/15/27	500	587
Long Beach, Unified School District, Election of 2008, Ser S, GO
Pre-Refunded @ 100
5.250%, 08/01/19(B)	2,010	2,068
Long Beach, Unified School District, GO
5.000%, 08/01/26	1,000	1,192
Los Angeles County, Disney Parking Hall Project, COP
5.000%, 09/01/22	500	559

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 26

schedule of investments
September 30, 2018
City National Rochdale California Tax Exempt Bond Fund (continued)

Description	Face Amount (000)	Value (000)
Los Angeles County, Metropolitan Transportation Authority, Ser A, RB
Callable 07/01/25 @ 100
5.000%, 07/01/26	$500	$588
Los Angeles, Department of Airports, Ser C, RB
5.000%, 05/15/25	550	637
Los Angeles, Department of Airports, RB, AMT
Callable 05/15/26 @ 100
5.000%, 05/15/29	400	454
Los Angeles, Department of Water & Power, Power System Project, Ser A, RB
5.000%, 07/01/19	500	512
Los Angeles, Department of Water & Power, Power System Project, Ser C, RB
5.000%, 07/01/23	500	570
Los Angeles, Department of Water & Power, Waterworks Revenue, Ser A, RB
Callable 01/01/27 @ 100
5.000%, 07/01/30	1,000	1,179
Los Angeles, Municipal Improvement Authority, Capital Equipment, Ser A, RB
4.000%, 11/01/19	575	588
Los Angeles, Sanitation Districts Financing Authority, Ser A, RB
Callable 10/01/25 @ 100
5.000%, 10/01/28	500	583
Los Angeles, Ser A, GO, ETM
5.000%, 09/01/21	270	294
Los Angeles, Unified School District, Headquarters Building Project, Ser A, COP
5.000%, 10/01/20	1,000	1,060
North City, West School Facilities Financing Authority, Sub-Ser A, SPL Tax, AGM
5.000%, 09/01/20	1,000	1,061
Orange County, Redevelopment Agency Successor Agency, TA, AGM
5.000%, 09/01/23	320	365
Redding, Electric System Revenue, RB
5.000%, 06/01/24	600	692
Redding, Electric System Revenue, RB
5.000%, 06/01/25	250	293
Riverside County, Transportation Commission, Ser A, RB
Pre-Refunded @ 100
5.250%, 06/01/23(B)	500	573
Riverside, Public Financing Authority, Ser A, RB
5.000%, 11/01/21	1,000	1,089
Sacramento County, Sanitation District Financing Authority, Sewer Revenue, Ser A, RB
5.000%, 12/01/20	500	533
San Diego, Association of Governments South Bay Expressway Revenue, Ser A, RB
Callable 07/01/27 @ 100
5.000%, 07/01/28	350	414
San Diego, Public Facilities Financing Authority, Sewer Revenue, RB
5.000%, 05/15/25	1,000	1,180
San Francisco City & County, Airport Commission, RB, AMT
5.000%, 05/01/27	2,000	2,324
San Francisco City & County, Public Utilities Commission, Water Revenue, Ser A, RB
Callable 10/01/25 @ 100
5.000%, 10/01/27	1,000	1,174
San Francisco City & County, Public Utilities Commission, Water Revenue, Ser A, RB
Callable 11/01/24 @ 100
5.000%, 11/01/28	500	577
San Francisco, State Building Authority, RB
4.000%, 12/01/20	1,000	1,044
San Jose, International Airport, Ser A, RB, AMT
5.000%, 03/01/24	500	561
San Leandro, Unified School District, GO, BAM
5.000%, 08/01/24	325	373
San Mateo County, Joint Powers Financing Authority, Maple Street Correctional Center, RB
Callable 06/15/24 @ 100
5.000%, 06/15/26	1,035	1,182

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 27

schedule of investments
September 30, 2018
City National Rochdale California Tax Exempt Bond Fund (continued)

Description	Face Amount (000)	Value (000)
San Mateo County, Transportation Authority, Ser A, RB, NATL, ETM
5.250%, 06/01/19	$755	$773
San Pablo County, Redevelopment Agency, Ser A, TA, AGM
5.000%, 06/15/21	480	517
Santa Clara County, Financing Authority, Lease Revenue Capital Project, Ser A, RB
5.000%, 02/01/20	500	521
Santa Clara Valley, Transportation Authority, Ser B, RB
5.000%, 06/01/26	200	241
Southern California, Public Power Authority, Ser B, RB
Callable 11/01/20 @ 100
1.810%, 07/01/40(A)	3,000	2,995
Tahoe-Truckee, Unified School District, Ser B, GO
Callable 08/01/26 @ 100
5.000%, 08/01/27	200	238
Tahoe-Truckee, Unified School District, Ser B, GO
Callable 08/01/26 @ 100
5.000%, 08/01/28	200	237
Tustin, Unified School District, SPL Tax, BAM
5.000%, 09/01/24	500	571
University of California, Regents Medical Center Pooled Revenue, Ser J, RB
Pre-Refunded @ 100
5.000%, 05/15/23(B)	495	562
University of California, Regents Medical Center Pooled Revenue, Ser J, RB
Callable 05/15/23 @ 100
5.000%, 05/15/26	110	123
University of California, Revenues Limited Project, Ser E, RB
Callable 05/15/20 @ 100
5.000%, 05/15/22	500	525
University of California, Ser AT, RB
Callable 11/15/20 @ 100
1.400%, 05/15/46(A)	2,000	1,956
University of California, Ser AY, RB
Callable 05/15/27 @ 100
5.000%, 05/15/28	2,000	2,394

Description	Face Amount (000)/Shares	Value (000)
University of California, Ser G, RB
Pre-Refunded @ 100
5.000%, 05/15/22(B)	$230	$255
University of California, Ser G, RB
Callable 05/15/22 @ 100
5.000%, 05/15/26	270	298
Ventura County, Community College District, GO
Callable 08/01/21 @ 100
5.000%, 08/01/24	385	417
Westlands, Water District, Ser A, RB, AGM
Callable 09/01/26 @ 100
5.000%, 09/01/27	1,000	1,170

Total California		78,486

Florida [0.5%]
Town of Davie, Educational Facilities Authority, Nova Southeastern University, RB
5.000%, 04/01/25	400	453

Illinois [2.7%]
Illinois State, Ser A, RB
5.000%, 10/01/21	1,000	1,042
Illinois State, Ser A, RB
5.000%, 10/01/23	1,200	1,262

Total Illinois		2,304

Total Municipal Bonds
(Cost $81,408)		81,243

Affiliated Registered Investment Company [1.1%]
City National Rochdale Municipal High Income Fund, Cl N‡	93,897	992

Total Affiliated Registered Investment Company
(Cost $1,000)		992

Short-Term Investment** [1.9%]
SEI Daily Income Trust Government Fund, Cl F, 1.850%	1,631,970	1,632

Total Short-Term Investment
(Cost $1,632)		1,632

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 28

schedule of investments
September 30, 2018
City National Rochdale California Tax Exempt Bond Fund (concluded)

Description	Face Amount (000)	Value (000)
Repurchase Agreement [3.5%]
Barclays (C)
2.230%, dated 9/28/18, repurchased on 10/01/18, repurchase price $3,000,558 (collateralized by various U.S. Treasury obligations, par values ranging from $400 to $3,128,500, 0.000% - 3.000%, 10/04/18 - 05/15/45; with a total market value of $3,060,063)	$3,000	$3,000

Total Repurchase Agreement
(Cost $3,000)		3,000

Total Investments [100.3%]
(Cost $87,040)		$86,867

Percentages are based on Net Assets of $86,590 (000).

**	The rate reported is the 7-day effective yield as of September 30, 2018.
‡	Investment in Affiliate.
(A)	Variable or floating rate security, the interest rate of which adjusts periodically based on prevailing interest rates.
(B)	Pre-Refunded Security — The maturity date shown is the pre-refunded date.
(C)	Tri-party Repurchase Agreement.

AGM — Assured Guarantee Municipal

AMBAC — American Municipal Bond Assurance Company

AMT — Alternative Minimum Tax (subject to)

BAM — Build America Mutual

Cl — Class

COP — Certificate of Participation

ETM — Escrowed to Maturity

GO — General Obligation

NATL — National Public Finance Guarantee Corporation

RB — Revenue Bond

Ser — Series

SPL Tax — Special Tax

TA — Tax Allocation

The following is a list of the inputs used as of September 30, 2018 in valuing the Fund’s investments carried at value (000):

Investments in Securities	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$81,243	$—	$81,243
Affiliated Registered Investment Company	992	—	—	992
Short-Term Investment	1,632	—	—	1,632
Repurchase Agreement	—	3,000	—	3,000
Total Investments in Securities	$2,624	$84,243	$—	$86,867

For the year ended September 30, 2018, there have been no transfers between any of the fair value hierarchy levels. Transfers between Levels are recognized at period end.

The following is a summary of the transactions with affiliates for the year ended September 30, 2018 (000):

City National Rochdale Municipal High Income Fund, Class N
Beginning balance as of 10/1/17	$531
Purchases at Cost	2,250
Proceeds from Sales	(1,777)
Realized Gain (Loss)	3
Unrealized Gain (Loss)	(15)
Ending balance as of 9/30/18	$992
Dividend Income	$23

Amounts designated as “—” are either $0 or have been rounded to $0.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in the Notes to Financial Statements.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 29

schedule of investments
September 30, 2018
City National Rochdale Municipal High Income Fund

Description	Face Amount (000)	Value (000)
Municipal Bonds [97.7%]
Alabama [1.3%]
Cullman County, Health Care Authority, Cullman Regional Medical Center Project, Ser A, RB
Callable 02/01/19 @ 100
7.000%, 02/01/36	$4,315	$4,356
Jefferson County, Sewer Revenue, Ser D, RB
Callable 10/01/23 @ 105
6.000%, 10/01/42	9,000	10,257
Jefferson County, Sewer Revenue, RB
Callable 10/01/23 @ 105
0.000% - 7.750%, 10/01/23 - 10/01/46(A)	2,500	2,139

Total Alabama		16,752

Alaska [0.5%]
Northern Tobacco Securitization, Ser A, RB
Callable 10/15/18 @ 100
5.000%, 06/01/46	6,000	6,000

Arizona [2.0%]
Arizona State, Health Facilities Authority, Ser B-RMK, RB
Callable 10/05/18 @ 100
1.720%, 01/01/46(B) (C)	1,700	1,700
Glendale, Industrial Development Authority, Glencroft Retirement Community, RB
Callable 11/15/26 @ 100
5.250%, 11/15/46	1,000	1,007
Glendale, Industrial Development Authority, Glencroft Retirement Community, RB
Callable 11/15/26 @ 100
5.250%, 11/15/51	1,500	1,506
Glendale, Industrial Development Authority, Glencroft Retirement Community, RB
Callable 11/15/26 @ 100
5.000%, 11/15/36	600	601
Glendale, Industrial Development Authority, Glencroft Retirement Community, RB
4.250%, 11/15/26	445	439
Glendale, Industrial Development Authority, Terrace of Phoenix Project, RB
Callable 07/01/25 @ 102
5.000%, 07/01/38	450	467
Glendale, Industrial Development Authority, Terrace of Phoenix Project, RB
Callable 07/01/25 @ 102
5.000%, 07/01/48	915	944
Phoenix, Industrial Development Authority, Legacy Traditional School Projects, RB
5.750%, 07/01/24(D)	1,400	1,494
Phoenix, Industrial Development Authority, Legacy Traditional School Projects, RB
Callable 07/01/25 @ 100
5.000%, 07/01/45(D)	3,300	3,343
Pima County, Industrial Development Authority, Noah Webster School Project, RB
Callable 12/15/23 @ 100
7.000%, 12/15/43	1,500	1,617
Salt Verde Financial, Gas Revenue, RB
5.000%, 12/01/37	8,000	9,262

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 30

schedule of investments
September 30, 2018
City National Rochdale Municipal High Income Fund (continued)

Description	Face Amount (000)	Value (000)
Tempe, Industrial Development Authority, Mirrabella at ASU Project, Ser A, RB
Callable 10/01/27 @ 100
6.125%, 10/01/52(D)	$1,200	$1,301
Yavapai County, Industrial Development Authority, Ser A, RB
Callable 03/01/25 @ 100
5.000%, 09/01/34(D)	2,015	2,024

Total Arizona		25,705

California [7.2%]
Adelanto, Public Utility Authority, Utility System Project, Ser A, RB
Pre-Refunded @ 100
6.750%, 07/01/19(E)	6,500	6,738
California State, GO
Callable 12/01/23 @ 100
5.000%, 12/01/31	1,500	1,682
California State, Municipal Finance Authority, California Baptist University, Ser A, RB
Callable 11/01/25 @ 100
5.500%, 11/01/45(D)	4,000	4,434
California State, Municipal Finance Authority, Eisenhower Medical Center, Ser A, RB
Callable 07/01/27 @ 100
5.000%, 07/01/42	6,915	7,474
California State, Pollution Control Financing Authority, Calplant I Project, RB, AMT
Callable 07/01/27 @ 100
8.000%, 07/01/39(D)	5,000	5,329
California State, Pollution Control Financing Authority, San Diego Water Project, RB
Callable 10/29/18 @ 100
5.000%, 11/21/45(D)	1,975	1,997
California State, Public Works Board, Department of Corrections and Rehab Project, Ser A, RB
Callable 09/01/24 @ 100
5.000%, 09/01/31	5,000	5,663
California State, Public Works Board, Various Capital Projects, Ser A, RB
Callable 04/01/22 @ 100
5.000%, 04/01/37	1,000	1,081
California State, School Finance Authority, KIPP LA Project, Ser A, RB
Callable 07/01/27 @ 100
5.000%, 07/01/47(D)	500	542
California State, School Finance Authority, View Park Elementary & Middle School Project, Ser A, RB
Callable 10/01/24 @ 100
6.000%, 10/01/49	1,120	1,183
California State, School Finance Authority, View Park Elementary & Middle School Project, Ser A, RB
Callable 10/01/24 @ 100
5.875%, 10/01/44	1,000	1,053
California State, School Finance Authority, View Park Elementary & Middle School Project, Ser A, RB
Callable 10/01/24 @ 100
5.625%, 10/01/34	575	604
California Statewide, Communities Development Authority, RB
Callable 06/01/25 @ 100
7.000%, 06/01/45	3,155	1,902
California Statewide, Financing Authority, Ser C, RB
Callable 10/15/18 @ 8
13.141%, 06/01/55(G)	50,000	2,759
Folsom Ranch, Financing Authority, SPL Tax
Callable 09/01/27 @ 100
5.000%, 09/01/37	1,435	1,562
Folsom Ranch, Financing Authority, SPL Tax
Callable 09/01/27 @ 100
5.000%, 09/01/47	2,000	2,158
Golden State, Tobacco Securitization, Ser A-1, RB
Callable 06/01/22 @ 100
5.000%, 06/01/47	2,000	2,047
Golden State, Tobacco Securitization, Ser A-2, RB
Callable 06/01/22 @ 100
5.000%, 06/01/47	5,000	5,117
Inland Empire, Tobacco Securitization Authority, RB
Callable 10/15/18 @ 32
6.876%, 06/01/36(G)	25,000	7,686

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 31

schedule of investments
September 30, 2018
City National Rochdale Municipal High Income Fund (continued)

Description	Face Amount (000)	Value (000)
M-S-R, Energy Authority, Ser C, RB
7.000%, 11/01/34	$2,500	$3,486
Northern California, Gas Authority No. 1, Ser B, RB
2.286%, 07/01/27(B)	5,000	4,887
Northern California,Tobacco Securitization Authority, Ser A-1, RB
Callable 10/15/18 @ 100
5.375%, 06/01/38	4,650	4,671
Orange County, Community Facilities District, SPL Tax
Callable 08/15/28 @ 100
5.000%, 08/15/47	1,000	1,085
Palomar Pomerado, Health Care District, COP
Pre-Refunded @ 100
6.000%, 11/01/20(E)	3,920	4,256
San Buenaventura, Community Memorial Health System Project, RB
Callable 12/01/21 @ 100
7.500%, 12/01/41	1,000	1,101
San Buenaventura, Community Memorial Health System Project, RB
Callable 12/01/21 @ 100
7.000%, 12/01/26	1,000	1,113
San Mateo, Community Facilities District, Community Facilities District No. 2008-1-Bay, SPL Tax
Callable 09/01/22 @ 100
5.500%, 09/01/44	1,000	1,078
Southern California, Public Power Authority, Ser A, RB
3.040%, 11/01/38(B)	2,500	2,348
Southern California, Tobacco Securitization Authority, Ser A-1, RB
Callable 10/15/18 @ 100
5.000%, 06/01/37	3,000	3,014
Westminster, School District, GO, BAM
Callable 08/01/39 @ 100
0.000% - 5.550%, 08/01/34 - 08/01/48(A)	5,000	2,823

Total California		90,873

Colorado [8.0%]
Amber Creek, Metropolitan District, Ser A, GO
Callable 12/01/22 @ 103
5.125%, 12/01/47	1,065	1,050
Amber Creek, Metropolitan District, Ser A, GO
Callable 12/01/22 @ 103
5.000%, 12/01/37	750	743
Arkansas State, River Power Authority, Colorado Improvement Project, RB
Callable 10/01/20 @ 100
6.125%, 10/01/40	2,500	2,620
Arkansas State, River Power Authority, Colorado Improvement Project, RB
Pre-Refunded @ 100
6.000%, 10/01/18(E)	2,860	2,860
Base Village Metropolitan District No. 2, Ser A, GO
Callable 12/01/21 @ 103
5.750%, 12/01/46	1,500	1,512
Belleview Station Metropolitan District No. 2, GO
Callable 12/01/21 @ 103
5.125%, 12/01/46	3,375	3,429
Belleview Station Metropolitan District No. 2, GO
Callable 12/01/21 @ 103
5.000%, 12/01/36	1,500	1,526
Big Dry Creek Metropolitan District, Ser A, GO
Callable 12/01/22 @ 103
5.750%, 12/01/47	2,910	2,901
Brighton Crossing Metropolitan District No. 4, Ser A, GO
Callable 12/01/22 @ 103
5.000%, 12/01/37	525	535
Brighton Crossing Metropolitan District No. 4, Ser A, GO
Callable 12/01/22 @ 103
5.000%, 12/01/47	1,720	1,744
Buffalo Highlands Metropolitan District, Ser A, GO
Callable 12/01/23 @ 103
5.375%, 12/01/48	1,775	1,759
Canyons Metropolitan District No. 5, Ser A, GO
Callable 12/01/22 @ 103
6.125%, 12/01/47	1,000	1,011

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 32

schedule of investments
September 30, 2018
City National Rochdale Municipal High Income Fund (continued)

Description	Face Amount (000)	Value (000)
Canyons Metropolitan District No. 5, Ser A, GO
Callable 12/01/22 @ 103
6.000%, 12/01/37	$2,000	$2,023
Castle Oaks Metropolitan District No. 3, GO
Pre-Refunded @ 100
6.250%, 12/01/20(E)	2,860	3,191
Castle Oaks Metropolitan District No. 3, GO
Pre-Refunded @ 100
5.500%, 12/01/20(E)	2,345	2,579
City & County of Denver, Ser A, RB
Callable 06/01/26 @ 100
4.000%, 06/01/48	5,455	5,476
Clear Creek Station Metropolitan District No. 2, Ser A, GO
Callable 12/01/22 @ 103
5.000%, 12/01/47	1,000	1,012
Colorado State, Educational & Cultural Facilities Authority, Aspen Ridge School Project, RB
Callable 07/01/25 @ 100
5.250%, 07/01/46(D)	1,930	1,927
Colorado State, Educational & Cultural Facilities Authority, Aspen Ridge School Project, RB
Callable 07/01/25 @ 100
5.000%, 07/01/36(D)	915	916
Colorado State, Educational & Cultural Facilities Authority, Charter School Preparatory School Project, RB
Callable 04/01/25 @ 100
5.250%, 04/01/45(D)	2,655	2,579
Colorado State, Educational & Cultural Facilities Authority, Charter School Preparatory School Project, RB
Callable 04/01/25 @ 100
5.125%, 04/01/35(D)	1,515	1,497
Colorado State, Health Facilities Authority, Sunny Vista Living Center, Ser A, RB
Callable 12/01/25 @ 100
6.125%, 12/01/45(D)	1,000	1,044
Colorado State, High Performance Transportation Enterprise, U.S. 36 & I-25 Managed Lanes Project, RB, AMT
Callable 01/01/23 @ 100
5.750%, 01/01/44	2,000	2,177
Colorado State, Public Energy Authority, RB
6.500%, 11/15/38	6,000	8,049
Denver County, Health & Hospital Authority, Ser A, RB
Callable 12/01/27 @ 100
4.000%, 12/01/35(D)	1,835	1,788
Denver County, Health & Hospital Authority, Ser A, RB
Callable 12/01/27 @ 100
4.000%, 12/01/36(D)	2,305	2,238
Denver, Regional Transportation District, Denver Transportation Partners Project, RB
Callable 07/15/20 @ 100
6.000%, 01/15/41	1,000	1,040
Erie Highlands Metropolitan District No. 1, GO
Callable 12/01/20 @ 103
5.750%, 12/01/45	2,000	2,018
Erie Highlands Metropolitan District No. 2, Ser A, GO
Callable 12/01/23 @ 103
5.250%, 12/01/48	5,725	5,740
Flatiron Meadows Metropolitan District, GO
Callable 12/01/21 @ 103
5.125%, 12/01/46	2,000	1,921
Great Western Park Metropolitan District No. 2, Ser A, GO
Callable 12/01/21 @ 100
5.000%, 12/01/46	1,825	1,808
Green Gables Metropolitan District No. 1, Ser A, GO
Callable 12/01/21 @ 103
5.300%, 12/01/46	1,250	1,248
Lewis Pointe Metropolitan District, Ser A, GO
Callable 12/01/20 @ 100
6.000%, 12/01/44	2,590	2,596
Leyden Rock Metropolitan District No. 10, Ser A, GO
Callable 12/01/21 @ 103
5.000%, 12/01/45	1,250	1,272

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 33

schedule of investments
September 30, 2018
City National Rochdale Municipal High Income Fund (continued)

Description	Face Amount (000)	Value (000)
Leyden Rock Metropolitan District No. 10, Ser A, GO
Callable 12/01/21 @ 103
4.375%, 12/01/33	$1,500	$1,492
North Holly, Metropolitan District, Ser A, GO
Callable 12/01/23 @ 103
5.500%, 12/01/48	1,755	1,712
Overlook Metropolitan District, GO
Callable 12/01/21 @ 103
5.500%, 12/01/46	1,230	1,166
Serenity Ridge Metropolitan District No. 2, Ser A, GO
Callable 12/01/23 @ 103
5.125%, 12/01/37	550	560
Serenity Ridge Metropolitan District No. 2, Ser A, GO
Callable 12/01/23 @ 103
5.125%, 12/01/43	1,000	1,012
Sierra Ridge Metropolitan District No. 2, Ser A, GO
Callable 12/01/21 @ 103
5.500%, 12/01/46	1,500	1,522
Solaris Metropolitan District No. 3, Ser A, GO
5.000%, 12/01/36	700	721
Solaris Metropolitan District No. 3, Ser A, GO
Callable 12/01/21 @ 103
5.000%, 12/01/46	2,530	2,585
Southglenn Metropolitan District, GO
Callable 12/01/21 @ 103
5.000%, 12/01/46	3,675	3,704
Southglenn Metropolitan District, GO
Callable 12/01/21 @ 103
3.500%, 12/01/26	1,750	1,691
Southlands Metropolitan District No. 1, Ser A-1, GO
Callable 12/01/27 @ 100
5.000%, 12/01/37	500	528
Southlands Metropolitan District No. 1, Ser A-1, GO
Callable 12/01/27 @ 100
5.000%, 12/01/47	1,000	1,047
Stone Creek Metropolitan District, Ser A, GO
Callable 12/01/23 @ 103
5.625%, 12/01/47	2,000	1,976
Villas Metropolitan District, Ser A, GO
Callable 12/01/23 @ 103
5.125%, 12/01/48	1,250	1,226
Water Valley Metropolitan District No. 01, GO
Callable 12/01/26 @ 100
5.250%, 12/01/40	300	310
Water Valley Metropolitan District No. 01, GO
Callable 12/01/26 @ 100
5.000%, 12/01/35	100	103
Water Valley Metropolitan District No. 01, GO
Callable 12/01/26 @ 100
4.000%, 12/01/33	375	353
Water Valley Metropolitan District No. 02, GO
Callable 12/01/26 @ 100
5.250%, 12/01/40	575	607
Water Valley Metropolitan District No. 02, GO
Callable 12/01/26 @ 100
4.000%, 12/01/33	250	236
Whispering Pines Metropolitan District No. 1, Ser A, GO
Callable 12/01/22 @ 103
5.000%, 12/01/37	685	687
Whispering Pines Metropolitan District No. 1, Ser A, GO
Callable 12/01/22 @ 103
5.000%, 12/01/47	2,500	2,477

Total Colorado		101,544

Connecticut [0.3%]
Tender Option Bond Trust Receipts/Certificates, Ser 2016-XM0449, RB
Callable 06/01/26 @ 100
10.700%, 12/01/45(B) (D) (H)	3,335	4,332

Delaware [0.2%]
Delaware State, Economic Development Authority, Indian River Power Project, RB
Callable 10/01/20 @ 100
5.375%, 10/01/45	2,000	2,085

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 34

schedule of investments
September 30, 2018
City National Rochdale Municipal High Income Fund (continued)

Description	Face Amount (000)	Value (000)
District of Columbia [0.2%]
Metropolitan Washington, Airports Authority, Dulles Toll Road Revenue, Ser B, RB
Callable 10/01/28 @ 100
0.000% - 6.500%, 10/01/18 - 10/01/44(A)	$2,000	$2,512

Florida [5.7%]
Alachua County, Health Facilities Authority, East Ridge Retirement Village Project, RB
Callable 11/15/24 @ 100
6.250%, 11/15/44	2,690	2,813
Alachua County, Health Facilities Authority, East Ridge Retirement Village Project, RB
Callable 11/15/24 @ 100
6.000%, 11/15/34	2,500	2,617
Brevard County, Industrial Development Authority, TUFF Florida Tech Project, RB
Callable 11/01/19 @ 100
6.750%, 11/01/39	960	982
Florida State, Capital Trust Agency, Silver Creek St. Augustine, RB
Callable 10/29/18 @ 100
7.000%, 01/01/35(B) (F)	815	775
Florida State, Capital Trust Agency, Silver Creek St. Augustine, RB
Callable 10/29/18 @ 100
5.750%, 01/01/50(F)	945	837
Florida State, Capital Trust Agency, Silver Creek St. Augustine, Ser A, RB
Callable 01/01/21 @ 103
8.250%, 01/01/44(F)	3,390	2,542
Florida State, Capital Trust Agency, Silver Creek St. Augustine, Ser A, RB
Callable 01/01/21 @ 103
8.250%, 01/01/49(F)	1,000	750
Florida State, Development Finance, RB, AMT
Callable 01/01/19 @ 105
5.625%, 01/01/47(B) (D)	8,000	8,332
Florida State, Development Finance, Renaissance Charter School Project, RB
Callable 06/15/25 @ 100
6.125%, 06/15/46(D)	4,930	5,072
Florida State, Development Finance, Renaissance Charter School Project, Ser A, RB
Callable 06/15/22 @ 100
6.125%, 06/15/43(D)	1,000	1,033
Florida State, Development Finance, Renaissance Charter School Project, Ser A, RB
Callable 06/15/24 @ 100
6.125%, 06/15/44	3,000	3,093
Florida State, Development Finance, Renaissance Charter School Project, Ser A, RB
Callable 06/15/24 @ 100
6.000%, 06/15/34	2,110	2,205
Florida State, Village Community Development District No. 10, SAB
Callable 05/01/23 @ 100
6.000%, 05/01/44	940	1,068
Florida State, Village Community Development District No. 12, SAB
Callable 05/01/26 @ 100
3.875%, 05/01/47	2,980	2,801
Jacksonville, Jacksonville University Project, Ser B, RB
Callable 06/01/28 @ 100
5.000%, 06/01/53(D)	1,000	1,034
Lakewood Ranch Stewardship District, SAB
Callable 05/01/27 @ 100
5.250%, 05/01/37	1,815	1,903
Miami-Dade County, Educational Facilities Authority, Ser A, RB
Callable 04/01/28 @ 100
4.000%, 04/01/53	1,500	1,489
Miami-Dade County, Industrial Development Authority, Pinecrest Academy Project, RB
Callable 09/15/24 @ 100
5.250%, 09/15/44	4,300	4,496

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 35

schedule of investments
September 30, 2018
City National Rochdale Municipal High Income Fund (continued)

Description	Face Amount (000)	Value (000)
Miami-Dade County, Industrial Development Authority, Youth CO-OP Charter Schools Project, Ser A, RB
Callable 09/15/25 @ 100
5.750%, 09/15/35(D)	$1,605	$1,609
Mid-Bay, Bridge Authority, Ser A, RB
Pre-Refunded @ 100
7.250%, 10/01/21(E)	5,200	5,946
Mid-Bay, Bridge Authority, Ser A, RB
Callable 10/01/25 @ 100
5.000%, 10/01/35	5,000	5,462
Osceola County, Finance Authority, Poinciana Parkway Project, Ser A, RB
Callable 10/01/24 @ 100
5.375%, 10/01/47	5,000	5,355
Palm Beach County, Health Facilities Authority, Sinai Residences Project, Ser A, RB
Callable 06/01/22 @ 102
7.500%, 06/01/49	2,000	2,276
Palm Beach County, Health Facilities Authority, Sinai Residences Project, Ser A, RB
Callable 06/01/22 @ 102
7.250%, 06/01/34	500	565
Saint Johns County, Industrial Development Authority, Presbyterian Retirement Project, Ser A, RB
Pre-Refunded @ 100
6.000%, 08/01/20(E)	3,000	3,209
Village Community Development District No. 12, SAB
Callable 05/01/28 @ 100
4.250%, 05/01/43(D)	2,500	2,511
Village Community Development District No. 12, SAB
Callable 05/01/28 @ 100
4.000%, 05/01/33(D)	1,500	1,504

Total Florida		72,279

Georgia [1.0%]
Atlanta, Department of Aviation, Ser A, RB
Callable 01/01/24 @ 100
5.000%, 01/01/31	2,500	2,780
DeKalb County, Hospital Authority, DeKalb Medical Center Project, RB
Pre-Refunded @ 100
6.125%, 09/01/20(E)	1,000	1,075
Gainesville & Hall County, Development Authority, Riverside Military Academy, RB
Callable 03/01/27 @ 100
5.125%, 03/01/52	2,925	3,039
Gainesville & Hall County, Development Authority, Riverside Military Academy, RB
Callable 03/01/27 @ 100
5.000%, 03/01/47	500	517
Greene County, Development Authority, GLEN-I Project, Ser A, RB
Callable 01/01/25 @ 100
7.250%, 01/01/46(D)	3,400	3,180
Rockdale County, Development Authority, Pratt Paper Project, RB, AMT
Callable 01/01/28 @ 100
4.000%, 01/01/38(D)	1,000	989
Savannah, Economic Development Authority, Marshes Skidaway Island Project, RB
Callable 01/01/24 @ 100
7.250%, 01/01/49	810	904

Total Georgia		12,484

Hawaii [0.2%]
Hawaii State, Department of Budget & Finance, 15 Craigside Project, Ser A, RB
Pre-Refunded @ 100
8.750%, 11/15/19(E)	2,160	2,301

Illinois [9.2%]
Bridgeview Village, Ser A, GO
Callable 12/01/25 @ 100
5.750%, 12/01/35	2,000	1,982
Bridgeview Village, Ser A, GO
Callable 06/01/24 @ 100
5.500%, 12/01/43	4,880	4,644

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 36

schedule of investments
September 30, 2018
City National Rochdale Municipal High Income Fund (continued)

Description	Face Amount (000)	Value (000)
Chicago Board of Education, Ser A, GO
Callable 12/01/28 @ 100
5.000%, 12/01/34	$1,000	$1,027
Chicago Board of Education, Ser A, GO
Callable 12/01/28 @ 100
5.000%, 12/01/35	1,250	1,281
Chicago Board of Education, Ser B, GO
Callable 12/01/27 @ 100
7.000%, 12/01/42(D)	5,000	5,967
Chicago Board of Education, Ser C, GO
Callable 12/01/18 @ 100
5.000%, 12/01/21	1,000	1,002
Chicago Board of Education, Ser G, GO
Callable 12/01/27 @ 100
5.000%, 12/01/34	2,000	2,058
Chicago, Midway International Airport, Ser B, RB
Callable 01/01/23 @ 100
5.000%, 01/01/35	2,000	2,152
Chicago, Midway International Airport, Ser B, RB
Callable 01/01/24 @ 100
5.000%, 01/01/35	3,000	3,238
Chicago, Ser A, GO
Callable 01/01/27 @ 100
6.000%, 01/01/38	9,000	10,125
Cook County, Ser A, GO
Callable 11/15/26 @ 100
5.000%, 11/15/30	2,050	2,284
Illinois State, Finance Authority, Admiral at Lake Project, RB
Callable 05/15/24 @ 103
5.250%, 05/15/42	3,000	3,002
Illinois State, Finance Authority, Admiral at Lake Project, Ser A, RB
Pre-Refunded @ 100
8.000%, 05/15/20(E)	4,000	4,368
Illinois State, Finance Authority, Admiral at Lake Project, Ser A, RB
Pre-Refunded @ 100
8.000%, 05/15/20(E)	1,825	1,993
Illinois State, Finance Authority, Columbia College Chicago, Ser S, RB
Callable 12/01/25 @ 100
4.125%, 12/01/30	1,505	1,483
Illinois State, Finance Authority, Lutheran Home and Services Project, RB
Callable 05/15/22 @ 100
5.625%, 05/15/42	5,000	5,196
Illinois State, Finance Authority, Presence Health Network, Ser C, RB
Callable 02/15/27 @ 100
5.000%, 02/15/36	4,535	5,080
Illinois State, Finance Authority, Presence Health Network, Ser C, RB
Callable 02/15/27 @ 100
5.000%, 02/15/41	1,000	1,112
Illinois State, Finance Authority, Roosevelt University Project, RB
Pre-Refunded @ 100
6.500%, 10/01/19(E)	3,445	3,593
Illinois State, Finance Authority, Roosevelt University Project, RB
Pre-Refunded @ 100
6.250%, 10/01/19(E)	1,000	1,040
Illinois State, Finance Authority, Wesleyan University, RB
Callable 09/01/26 @ 100
4.000%, 09/01/41	6,640	6,164
Illinois State, GO
Callable 05/01/24 @ 100
5.000%, 05/01/27	1,500	1,560
Illinois State, GO
Callable 11/01/26 @ 100
5.000%, 11/01/36	5,000	5,161
Illinois State, Housing Development Authority, Stonebridge Gurnee Project, Ser A, RB
Callable 01/01/26 @ 100
5.600%, 01/01/56(D)	2,500	2,256
Illinois State, Housing Development Authority, Stonebridge Gurnee Project, Ser A, RB
Callable 01/01/26 @ 100
5.450%, 01/01/46(D)	2,500	2,252
Illinois State, Ser A, GO
5.000%, 10/01/28	2,000	2,109
Illinois State, Ser A, GO
Callable 12/01/27 @ 100
5.000%, 12/01/34	5,000	5,201

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 37

schedule of investments
September 30, 2018
City National Rochdale Municipal High Income Fund (continued)

Description	Face Amount (000)	Value (000)
Illinois State, Ser A, GO
Callable 01/01/22 @ 100
4.000%, 01/01/23	$3,000	$3,015
Illinois State, Ser D, GO
5.000%, 11/01/25	3,000	3,166
Illinois State, Ser D, GO
3.250%, 11/01/26	8,175	7,627
Romeoville Village, Lewis University, Ser B, RB
Callable 04/01/25 @ 100
4.125%, 10/01/41	1,250	1,204
Romeoville Village, Lewis University, Ser B, RB
Callable 04/01/25 @ 100
4.125%, 10/01/46	1,500	1,409
Sales Tax Securitization, RB
Callable 01/01/28 @ 100
5.000%, 01/01/30	1,000	1,124
Sales Tax Securitization, Ser A, RB
Callable 01/01/28 @ 100
5.000%, 01/01/31	1,000	1,119
Sales Tax Securitization, Ser A, RB
Callable 01/01/28 @ 100
5.000%, 01/01/32	1,000	1,114
Southern Illinois University, Ser B, RB
Callable 10/01/22 @ 100
5.000%, 04/01/26	2,105	2,207
Southwestern Illinois, Development Authority, Collinsville Project, RB
Callable 10/29/18 @ 100
5.350%, 03/01/31	75	55
University of Illinois, Ser B, COP
Callable 10/01/26 @ 100
5.000%, 10/01/27	1,500	1,675
Village of Hodgkins, Redevelopment Project Area #4, TA
Callable 01/01/27 @ 100
5.625%, 01/01/37	5,200	5,138

Total Illinois		116,183

Indiana [1.7%]
Allen County, Storypoint Fort Wayne Project, RB
Callable 01/15/24 @ 104
6.875%, 01/15/52(D)	1,265	1,346
Carmel, Barrington Carmel Project, Ser A, RB
Callable 11/15/22 @ 100
7.125%, 11/15/47	3,000	2,994
Carmel, Barrington Carmel Project, Ser A, RB
Callable 11/15/22 @ 100
7.000%, 11/15/32	1,650	1,657
ChestertonTown, Storypoint Chesterton Project, Ser A-1, RB
Callable 01/15/24 @ 104
6.375%, 01/15/51(D)	2,100	2,169
Indiana State, Finance Authority, Republic Services Project, RB, AMT
1.900%, 05/01/34(B)	4,250	4,249
Indianapolis, Ritter Affordable Assisted Living Project, RB
Callable 12/01/22 @ 102
6.900%, 12/01/33	4,000	3,816
Lafayette City, Finance Authority, Glasswater Creek Project, RB
Callable 07/01/26 @ 101
5.800%, 01/01/37	3,310	3,348
Terre Haute, Westminster Village Project, RB
Callable 08/01/22 @ 100
6.000%, 08/01/39	2,355	2,373

Total Indiana		21,952

Iowa [0.6%]
Iowa State, Finance Authority, Child Serve Project, Ser B, RB
Callable 06/01/25 @ 100
5.000%, 06/01/36	2,000	2,112
Iowa State, Finance Authority, Ser A, RB
Callable 05/15/27 @ 100
5.000%, 05/15/48	2,000	2,075
Iowa State, Tobacco Settlement Authority, Ser C, RB
Callable 10/29/18 @ 100
5.625%, 06/01/46	1,665	1,683
Iowa State, Tobacco Settlement Authority, Ser C, RB
Callable 10/29/18 @ 100
5.500%, 06/01/42	1,180	1,192

Total Iowa		7,062

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 38

schedule of investments
September 30, 2018
City National Rochdale Municipal High Income Fund (continued)

Description	Face Amount (000)	Value (000)
Kansas [1.0%]
Arkansas City, Public Building Commission, South Central Regional Medical Center, RB
Callable 09/01/19 @ 100
7.000%, 09/01/29	$2,550	$2,606
Kansas State, Development Finance Authority, Village Shalom Project, Ser A, RB
Callable 11/15/23 @ 104
5.500%, 11/15/38	500	513
Kansas State, Development Finance Authority, Village Shalom Project, Ser A, RB
Callable 11/15/23 @ 104
5.250%, 11/15/53	4,050	3,998
Wichita City, Masonic Home, Ser II-A, RB
Callable 12/01/26 @ 100
5.375%, 12/01/46	2,500	2,610
Wichita City, Masonic Home, Ser II-A, RB
Callable 12/01/26 @ 100
5.250%, 12/01/36	500	519
Wyandotte County-Kansas City Unified Government, RB
Callable 09/01/25 @ 100
5.750%, 09/01/32	1,880	1,998

Total Kansas		12,244

Kentucky [2.2%]
Kentucky State, Economic Development Finance Authority, Masonic Home Independent Living, RB
Callable 05/15/26 @ 100
5.000%, 05/15/36	1,250	1,305
Kentucky State, Economic Development Finance Authority, Masonic Home Independent Living, RB
Callable 05/15/26 @ 100
5.000%, 05/15/46	4,500	4,643
Kentucky State, Economic Development Finance Authority, Masonic Home Independent Living, RB
Callable 05/15/26 @ 100
5.000%, 05/15/51	4,000	4,115
Kentucky State, Economic Development Finance Authority, Owensboro Medical Health System Project, Ser A, RB
Pre-Refunded @ 100
6.500%, 06/01/20(E)	2,960	3,171
Kentucky State, Economic Development Finance Authority, Owensboro Medical Health System Project, Ser A, RB
Pre-Refunded @ 100
6.375%, 06/01/20(E)	1,000	1,069
Kentucky State, Public Energy Authority, Ser A, RB
Callable 01/02/24 @ 100
4.000%, 04/01/48(B)	4,000	4,195
Kentucky State, Public Transportation Infrastructure Authority, Downtown Crossing Project, Ser A, RB
Callable 07/01/23 @ 100
5.750%, 07/01/49	5,650	6,114
Louisville, Louisville Gas and Electric Company Project, RB
1.500%, 10/01/33(B)	3,000	2,989

Total Kentucky		27,601

Louisiana [1.0%]
Juban Crossing, Economic Development District, General Infrastructure Project, Ser C, RB
Callable 03/15/25 @ 100
7.000%, 09/15/44(D)	5,665	5,843
Louisiana State, Local Government Environmental Facilities & Community Development Authority, Ser S, RB
Callable 06/01/25 @ 100
5.625%, 06/01/45	2,000	2,032
Louisiana State, Public Facilities Authority, Loyola University Project, RB
Callable 10/01/21 @ 100
5.000%, 10/01/41	5,000	5,106
Louisiana State, Public Facilities Authority, Pellets Project, RB, AMT
Callable 07/01/23 @ 100
10.500%, 07/01/39(F)	1,435	—

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 39

schedule of investments
September 30, 2018
City National Rochdale Municipal High Income Fund (continued)

Description	Face Amount (000)	Value (000)
Louisiana State, Public Facilities Authority, Pellets Project, RB, AMT
7.000%, 07/01/24(D) (F)	$1,319	$—
Louisiana State, Public Facilities Authority, Pellets Project, Ser A, RB, AMT
Callable 07/01/24 @ 100
8.375%, 07/01/39(F)	3,474	—

Total Louisiana		12,981

Maine [0.1%]
Maine State, Financing Authority, Casella Waste Systems Project, RB, AMT
4.375%, 08/01/35(B) (D)	1,000	997

Maryland [1.2%]
Baltimore, Harbor Point Project, RB
Callable 06/01/26 @ 100
5.000%, 06/01/36	1,000	1,022
Howard County, Annapolis Junction Town Center Project, TA
Callable 02/15/24 @ 100
6.100%, 02/15/44	1,425	1,452
Howard County, Annapolis Junction Town Center Project, TA
Callable 02/15/24 @ 100
5.800%, 02/15/34	725	735
Howard County, Downtown Columbia Project, Ser A, TA
Callable 02/15/26 @ 100
4.500%, 02/15/47(D)	1,250	1,254
Howard County, Downtown Columbia Project, Ser A, TA
Callable 02/15/26 @ 100
4.375%, 02/15/39(D)	1,000	1,002
Maryland, Economic Development, RB
Callable 09/01/20 @ 100
5.750%, 09/01/25	3,000	3,111
Westminster, Luther Village Millers Grant Project, RB
Callable 07/01/24 @ 100
6.250%, 07/01/44	3,780	4,050
Westminster, Luther Village Millers Grant Project, RB
Callable 07/01/24 @ 100
6.125%, 07/01/39	750	799
Westminster, Luther Village Millers Grant Project, RB
Callable 07/01/24 @ 100
6.000%, 07/01/34	1,205	1,279

Total Maryland		14,704

Massachusetts [0.8%]
Massachusetts State, Development Finance Agency, Emmanuel College, Ser A, RB
Callable 10/01/26 @ 100
5.000%, 10/01/36	2,305	2,483
Massachusetts State, Development Finance Agency, Emmanuel College, Ser A, RB
Callable 10/01/26 @ 100
4.000%, 10/01/46	6,120	5,766
Massachusetts State, Development Finance Agency, Western New England University, RB
Callable 09/01/28 @ 100
5.000%, 09/01/43	1,000	1,076
Massachusetts State, Development Finance Agency, Western New England University, RB
Callable 09/01/28 @ 100
5.000%, 09/01/48	1,000	1,070

Total Massachusetts		10,395

Michigan [2.1%]
Calhoun County, Hospital Finance Authority, Oaklawn Hospital, RB
Callable 02/15/27 @ 100
5.000%, 02/15/47	3,000	3,078
Michigan State, Finance Authority, Hospital Presbyterian Village, RB
Callable 11/15/25 @ 100
5.250%, 11/15/35	2,340	2,403
Michigan State, Finance Authority, Old Redford School Project, Ser A, RB
Callable 12/01/20 @ 100
6.500%, 12/01/40	3,745	3,753

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 40

schedule of investments
September 30, 2018
City National Rochdale Municipal High Income Fund (continued)

Description	Face Amount (000)	Value (000)
Michigan State, Finance Authority, Public School Academy - Cesar Chavez Project, RB
Callable 02/01/20 @ 101
5.750%, 02/01/33	$4,000	$4,034
Michigan State, Finance Authority, RB
Callable 12/01/27 @ 100
4.000%, 12/01/40	2,500	2,506
Michigan State, Public Educational Facilities Authority, Old Redford Project, Ser A, RB
Callable 10/29/18 @ 100
5.875%, 12/01/30	2,000	1,967
Michigan State, Tobacco Settlement Finance Authority, Ser A, RB
Callable 10/15/18 @ 100
6.000%, 06/01/34	4,000	4,020
Michigan State, Tobacco Settlement Finance Authority, Ser A, RB
Callable 10/15/18 @ 100
5.125%, 06/01/22	2,620	2,614
Michigan State, Tobacco Settlement Finance Authority, Turbo Project, Ser A, RB
Callable 10/15/18 @ 100
6.875%, 06/01/42	2,000	2,004

Total Michigan		26,379

Minnesota [1.4%]
Anoka, Housing Revenue Authority, Homestead Project, RB
Callable 11/01/24 @ 103
4.750%, 11/01/35	4,320	4,422
Bethel, Senior Housing Revenue, Lodge at Lakes at Stillwater Project, RB
Callable 06/01/23 @ 102
5.250%, 06/01/58	2,840	2,892
Bethel, Senior Housing Revenue, Lodge at Lakes at Stillwater Project, RB
Callable 06/01/23 @ 102
5.000%, 06/01/38	1,000	1,039
Bethel, Senior Housing Revenue, Lodge at Lakes at Stillwater Project, RB
Callable 06/01/23 @ 102
5.000%, 06/01/48	1,000	1,033
Bethel, Senior Housing Revenue, Lodge at Lakes at Stillwater Project, RB
Callable 06/01/23 @ 102
5.000%, 06/01/53	1,200	1,209
Dakota County, Community Development Agency, RB
Callable 08/01/22 @ 100
5.000%, 08/01/51(D)	1,250	1,253
Minneapolis, Riverton Community Housing Project, RB
Callable 08/01/24 @ 102
5.000%, 08/01/53(D)	500	511
Minneapolis, Riverton Community Housing Project, RB
Callable 08/01/24 @ 102
4.750%, 08/01/43(D)	1,000	1,015
Rochester, RB
Callable 05/15/28 @ 100
4.000%, 11/15/48	2,000	2,021
Saint Paul Park, Presbyterian Homes Bloomington Project, RB
Callable 09/01/24 @ 100
5.000%, 09/01/42	1,000	1,080
West Saint Paul, Walker Westwood Ridge Camp, RB
Callable 11/01/25 @ 100
5.000%, 11/01/49	1,150	1,179

Total Minnesota		17,654

Mississippi [1.3%]
Mississippi State, Business Finance Authority, Chevron USA Project, Ser B, RB
Callable 10/01/18 @ 100
1.720%, 12/01/30(B)	10,000	10,000
Mississippi State, Business Finance Authority, Chevron USA Project, Ser C, RB
Callable 10/01/18 @ 100
1.590%, 12/01/30(B)	5,925	5,925

Total Mississippi		15,925

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 41

schedule of investments
September 30, 2018
City National Rochdale Municipal High Income Fund (continued)

Description	Face Amount (000)	Value (000)
Missouri [3.6%]
Blue Springs, Improvement Adams Farm Project, Ser A, TA
Callable 06/01/24 @ 100
5.250%, 06/01/39	$3,400	$3,376
Branson, Industrial Development Authority, Branson Shoppes Redevelopment, RB
Callable 11/01/25 @ 100
3.900%, 11/01/29	1,050	1,032
Hanley, Transportation Development, Eager Road Transportation Development District, Ser A, SAB
Callable 03/01/21 @ 100
4.000%, 03/01/42	1,000	932
Hanley, Transportation Development, Eager Road Transportation Development District, Ser A, SAB
Callable 03/01/21 @ 100
3.625%, 03/01/33	500	464
Hanley, Transportation Development, Eager Road Transportation Development District, Ser A, SAB
Callable 03/01/21 @ 100
3.000%, 03/01/26	500	475
Kansas City, Industrial Development Authority, Ser A, RB
Callable 04/01/26 @ 100
5.000%, 04/01/36(D)	1,000	1,022
Kansas City, Industrial Development Authority, Ser A, RB
Callable 04/01/26 @ 100
5.000%, 04/01/46(D)	1,150	1,158
Kirkwood, Industrial Development Authority, Aberdeen Heights Project, Ser A, RB
Pre-Refunded @ 100
8.250%, 05/15/20(E)	3,000	3,288
Kirkwood, Industrial Development Authority, Aberdeen Heights Project, Ser A, RB
Callable 05/15/27 @ 100
5.250%, 05/15/37	1,000	1,055
Kirkwood, Industrial Development Authority, Aberdeen Heights Project, Ser A, RB
Callable 05/15/27 @ 100
5.250%, 05/15/42	1,000	1,052
Kirkwood, Industrial Development Authority, Aberdeen Heights Project, Ser A, RB
Callable 05/15/27 @ 100
5.250%, 05/15/50	3,000	3,137
Lees Summit, Industrial Development Authority, John Knox Village, Ser A, RB
Callable 08/15/24 @ 102
5.000%, 08/15/46	4,500	4,635
Lees Summit, Industrial Development Authority, John Knox Village, Ser A, RB
Callable 08/15/24 @ 102
5.000%, 08/15/51	5,000	5,134
Poplar Bluff, Ser A, TA
Callable 11/01/23 @ 100
5.125%, 11/01/35(D)	5,000	4,837
St. Joseph, Industrial Development Authority, Living Community Saint Joseph Project, RB
Callable 10/29/18 @ 100
7.000%, 08/15/32	940	940
St. Louis County, Industrial Development Authority, Manchester Ballas Community, RB
Callable 09/01/24 @ 100
5.250%, 09/01/45(D)	3,000	2,891
St. Louis County, Industrial Development Authority, Manchester Ballas Community, RB
Callable 09/01/24 @ 100
5.000%, 09/01/38(D)	2,000	1,942
St. Louis County, Industrial Development Authority, Ranken Jordan Project, RB
Callable 11/15/25 @ 100
5.000%, 11/15/46	1,500	1,519
St. Louis County, Industrial Development Authority, Ranken Jordan Project, RB
Callable 11/15/25 @ 100
4.000%, 11/15/36	1,250	1,143

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 42

schedule of investments
September 30, 2018
City National Rochdale Municipal High Income Fund (continued)

Description	Face Amount (000)	Value (000)
St. Louis, Industrial Development Authority, Ballpark Village Development Project, RB
Callable 11/15/26 @ 100
4.375%, 11/15/35	$2,250	$2,283
St. Louis, Industrial Development Authority, Ballpark Village Development Project, RB
Callable 11/15/26 @ 100
3.875%, 11/15/29	1,500	1,509
St. Louis, Industrial Development Authority, Innovation District Project, TA
Callable 05/15/24 @ 100
4.375%, 05/15/36	2,500	2,447

Total Missouri		46,271

Nebraska [0.5%]
Central Plains Energy Project, Project No. 3, RB
Callable 09/01/22 @ 100
5.250%, 09/01/37	1,000	1,090
Central Plains Energy Project, Project No. 3, RB
Callable 09/01/22 @ 100
5.000%, 09/01/42	5,500	5,943

Total Nebraska		7,033

Nevada [1.0%]
Clark County, Department of Aviation, Sub-Ser A-2, RB
Callable 07/01/24 @ 100
5.000%, 07/01/35	3,000	3,308
Clark County, Department of Aviation, Sub-Ser D-1, RB
Callable 10/05/18 @ 100
1.550%, 07/01/36(B) (C)	2,385	2,385
Las Vegas, Finance Authority, RB
Callable 06/15/21 @ 100
4.375%, 06/15/35(D)	3,500	3,191
Las Vegas, Special Improvement District No. 812, SAB
Callable 12/01/25 @ 100
5.000%, 12/01/35	1,000	1,011
Nevada State, Department of Business & Industry, Green-Fulcrum Sierra Biofuels, RB, AMT
Callable 12/15/27 @ 100
6.250%, 12/15/37(D)	100	107
Nevada State, Department of Business & Industry, Sumerset Academy, Ser A, RB
Callable 12/15/25 @ 100
5.000%, 12/15/35(D)	1,595	1,627
Nevada State, Department of Business & Industry, Sumerset Academy, Ser A, RB
Callable 12/15/25 @ 100
5.000%, 12/15/48(D)	1,000	1,008

Total Nevada		12,637

New Jersey [1.4%]
New Jersey State, Economic Development Authority, Continental Airlines Project, RB, AMT
Callable 08/20/22 @ 101
5.250%, 09/15/29	1,000	1,079
New Jersey State, Economic Development Authority, Port Newark Container, RB, AMT
Callable 10/01/27 @ 100
5.000%, 10/01/47	6,000	6,334
Tobacco Settlement Financing, Ser A, RB
Callable 06/01/28 @ 100
5.000%, 06/01/46	5,000	5,364
Tobacco Settlement Financing, Sub-Ser B, RB
Callable 06/01/28 @ 100
5.000%, 06/01/46	5,000	5,270

Total New Jersey		18,047

New Mexico [0.3%]
New Mexico State, Hospital Equipment Loan Council, RB
Callable 07/01/22 @ 100
5.500%, 07/01/42	3,110	3,307

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 43

schedule of investments
September 30, 2018
City National Rochdale Municipal High Income Fund (continued)

Description	Face Amount (000)	Value (000)
New York [8.6%]
Nassau County, Industrial Development Agency, Amsterdam at Harborside, Ser A, RB
Callable 01/01/25 @ 101
6.700%, 01/01/49	$4,789	$5,054
Nassau County, Industrial Development Agency, Amsterdam at Harborside, Ser C, RB
Callable 10/29/18 @ 100
2.000%, 01/01/49(F)	1,728	294
Nassau County, Tobacco Settlement, RB
Callable 10/15/18 @ 100
5.125%, 06/01/46	8,620	8,344
New York City, Transitional Finance Authority Future Tax Secured Revenue, RB
Callable 10/05/18 @ 100
1.620%, 08/01/43(B)	10,000	10,000
New York City, Water & Sewer System, RB
Callable 10/05/18 @ 100
1.670%, 06/15/48(B)	6,930	6,930
New York City, Water & Sewer System, RB
Callable 10/05/18 @ 100
1.590%, 06/15/50(B)	2,540	2,540
New York Counties, Tobacco Trust IV, Ser A, RB
Callable 10/15/18 @ 100
5.000%, 06/01/45	5,800	5,643
New York State, Housing Finance Agency, Ser A, RB
Callable 10/05/18 @ 100
1.570%, 11/15/37(B) (C)	5,000	5,000
New York State, Transportation Development, American Airlines, RB, AMT
Callable 08/01/21 @ 100
5.000%, 08/01/26	3,000	3,137
New York State, Transportation Development, LaGuardia Airport Terminal B, RB, AMT
Callable 07/01/24 @ 100
5.000%, 07/01/41	1,500	1,584
New York, Liberty Development, World Trade Center, RB
Callable 11/15/24 @ 100
5.375%, 11/15/40(D)	2,500	2,717
New York, Liberty Development, World Trade Center, RB
Callable 11/15/24 @ 100
5.000%, 11/15/44(D)	10,000	10,389
New York, Sub-Ser B, GO
Callable 10/05/18 @ 100
1.680%, 10/01/46(B)	10,000	10,000
Niagara, Area Development, Ser A, RB, AMT
Callable 07/01/23 @ 100
4.750%, 11/01/42(D)	4,750	4,743
Niagara, Tobacco Asset Securitization, RB
Callable 05/15/24 @ 100
5.250%, 05/15/34	1,000	1,069
Niagara, Tobacco Asset Securitization, RB
Callable 05/15/24 @ 100
5.250%, 05/15/40	1,000	1,061
Suffolk, Tobacco Asset Securitization, Ser C, RB
Callable 06/01/22 @ 100
6.625%, 06/01/44	6,000	6,281
TSASC, Ser B, RB
Callable 06/01/27 @ 100
5.000%, 06/01/48	12,000	12,151
Westchester, Tobacco Asset Securitization, Sub-Ser C, RB
Callable 06/01/27 @ 100
5.125%, 06/01/51	7,000	7,214
Westchester, Tobacco Asset Securitization, Sub-Ser C, RB
Callable 06/01/23 @ 100
5.000%, 06/01/45	5,000	5,079

Total New York		109,230

North Carolina [0.2%]
North Carolina State, Department of Transportation, I-77 Hot Lanes Project, RB, AMT
Callable 06/30/25 @ 100
5.000%, 12/31/37	1,405	1,504
North Carolina State, Medical Care Commission, United Church Homes and Services, RB
Callable 09/01/24 @ 100
5.000%, 09/01/37	1,155	1,212

Total North Carolina		2,716

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 44

schedule of investments
September 30, 2018
City National Rochdale Municipal High Income Fund (continued)

Description	Face Amount (000)	Value (000)
North Dakota [0.7%]
Burleigh County, Education Facilities, University of Mary Project, RB
Callable 04/15/26 @ 100
5.200%, 04/15/46	$2,000	$1,951
Grand Forks County, Red River Biorefinery Project, RB
Callable 09/15/28 @ 100
5.375%, 09/15/38(D)	2,000	1,925
Mandan, Public Facilities Authority, Park Facilities, Ser A, RB
Callable 09/01/24 @ 100
3.250%, 09/01/41	2,450	2,106
Ward County, Ser C, RB
Callable 06/01/28 @ 100
5.000%, 06/01/53	2,500	2,639

Total North Dakota		8,621

Ohio [4.8%]
Buckeye, Tobacco Settlement Financing Authority, Ser A-2, RB
Callable 10/15/18 @ 100
6.500%, 06/01/47	3,000	3,060
Buckeye, Tobacco Settlement Financing Authority, Ser A-2, RB
Callable 10/15/18 @ 100
5.875%, 06/01/30	5,000	5,025
Buckeye, Tobacco Settlement Financing Authority, Ser A-2, RB
Callable 10/15/18 @ 100
5.875%, 06/01/47	11,750	11,750
Buckeye, Tobacco Settlement Financing Authority, Ser A-2, RB
Callable 10/15/18 @ 100
5.750%, 06/01/34	3,090	3,090
Buckeye, Tobacco Settlement Financing Authority, Ser A-2, RB
Callable 10/15/18 @ 100
5.125%, 06/01/24	2,870	2,842
Butler County, Port Authority, Storypoint Fairfield Project, RB
Callable 01/15/24 @ 104
6.375%, 01/15/43(D)	500	519
Cuyahoga County, Hospital Revenue, Metrohealth System, RB
Callable 02/15/27 @ 100
5.250%, 02/15/47	3,800	4,046
Cuyahoga County, Hospital Revenue, Metrohealth System, RB
Callable 02/15/27 @ 100
5.000%, 02/15/52	5,000	5,158
Muskingum County, Hospital Facilities Authority, Genesis Healthcare Systems Project, RB
Callable 02/15/23 @ 100
5.000%, 02/15/33	1,000	1,040
Muskingum County, Hospital Facilities Authority, Genesis Healthcare Systems Project, RB
Callable 02/15/23 @ 100
5.000%, 02/15/44	1,000	1,028
Muskingum County, Hospital Facilities Authority, Genesis Healthcare Systems Project, RB
Callable 02/15/23 @ 100
5.000%, 02/15/48	3,390	3,479
Ohio State, Air Quality Development Authority, Pratt Paper Project, RB, AMT
Callable 01/15/28 @ 100
4.500%, 01/15/48(D)	5,250	5,353
Ohio State, Air Quality Development Authority, Pratt Paper Project, RB, AMT
Callable 01/15/28 @ 100
4.250%, 01/15/38(D)	1,800	1,814
Ohio State, Housing Finance Agency, Sanctuary at Springboro Project, RB
Callable 10/01/25 @ 101
5.450%, 01/01/38(D)	2,500	2,441
Southeastern Ohio, Port Authority, Memorial Health System Project, RB
Callable 12/01/22 @ 100
6.000%, 12/01/42	7,000	7,460

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 45

schedule of investments
September 30, 2018
City National Rochdale Municipal High Income Fund (continued)

Description	Face Amount (000)	Value (000)
Toledo-Lucas County, Port Authority, Storypoint Waterville Project, RB
Callable 01/15/24 @ 104
6.375%, 01/15/51(D)	$2,500	$2,582

Total Ohio		60,687

Oklahoma [0.8%]
Oklahoma County, Finance Authority, Epworth Village Project, Ser A, RB
Callable 04/01/22 @ 100
5.125%, 04/01/42	4,000	3,642
Oklahoma State, Development Finance Authority, Inverness Village Community, RB
Callable 01/01/22 @ 100
6.000%, 01/01/32(F)	3,030	2,066
Payne County, Economic Development Authority, Epworth Living at the Ranch, RB
Callable 11/01/26 @ 100
6.875%, 11/01/46(F)	5,775	2,887
Payne County, Economic Development Authority, Epworth Living at the Ranch, RB
Callable 11/01/26 @ 100
6.625%, 11/01/36(F)	2,500	1,250

Total Oklahoma		9,845

Oregon [0.2%]
Clackamas County, Hospital Facility Authority, RB
Callable 11/15/25 @ 102
5.000%, 11/15/47	1,300	1,386
Clackamas County, Hospital Facility Authority, RB
Callable 11/15/25 @ 102
5.000%, 11/15/52	1,250	1,323

Total Oregon		2,709

Pennsylvania [2.8%]
Allentown, Neighborhood Improvement Zone Development Authority, City Center Project, RB
Callable 05/01/28 @ 100
5.000%, 05/01/33(D)	500	540
Allentown, Neighborhood Improvement Zone Development Authority, City Center Project, RB
Callable 05/01/27 @ 100
5.000%, 05/01/42(D)	2,000	2,117
Allentown, Neighborhood Improvement Zone Development Authority, City Center Project, RB
Callable 05/01/28 @ 100
5.000%, 05/01/42(D)	1,000	1,064
Chester County, Industrial Development Authority, Woodlands at Graystone Project, RB
Callable 03/01/28 @ 100
5.125%, 03/01/48(D)	1,000	1,014
Chester County, Industrial Development Authority, Woodlands at Graystone Project, RB
Callable 03/01/28 @ 100
5.000%, 03/01/38(D)	525	532
Dauphin County, General Authority, Harrisburg University of Science and Technology Project, RB
Callable 10/15/27 @ 100
5.125%, 10/15/41(D)	6,505	6,587
Delaware County, Industrial Development Authority, Covanta Project, Ser A, RB
Callable 07/01/20 @ 100
5.000%, 07/01/43	2,500	2,522
Franklin County, Industrial Development Authority, Menno Haven Project, RB
Callable 12/01/25 @ 103
5.000%, 12/01/48	1,000	1,022
Montgomery County, Higher Education & Health Authority, Philadelphia Presbyterian Hospital, RB
Callable 12/01/24 @ 103
4.000%, 12/01/48	2,000	1,870
Pennsylvania State, Economic Development Financing Authority, PPL Energy Supply, Ser A-RE, RB
Callable 09/01/25 @ 100
6.400%, 12/01/38	3,000	3,033

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 46

schedule of investments
September 30, 2018
City National Rochdale Municipal High Income Fund (continued)

Description	Face Amount (000)	Value (000)
Pennsylvania State, Turnpike Commission, Convertible Capital Appreciation Project, Sub-Ser E, RB
Callable 12/01/27 @ 100
6.375%, 12/01/38	$2,000	$2,433
Pennsylvania State, Turnpike Commission, Ser A, RB
Callable 12/01/24 @ 100
5.000%, 12/01/33	1,500	1,656
Philadelphia, Authority for Industrial Development, Mariana Bracetti Academy, RB
Callable 12/15/21 @ 100
7.625%, 12/15/41	1,000	1,105
Philadelphia, Authority for Industrial Development, Mariana Bracetti Academy, RB
Callable 12/15/21 @ 100
7.150%, 12/15/36	2,280	2,494
Philadelphia, Hospitals & Higher Education Facilities Authority, Temple University Health Systems Project, Ser A, RB
Callable 07/01/22 @ 100
5.625%, 07/01/42	3,000	3,208
Pottsville, Hospital Authority, Schuylkill Health System Project, RB
Pre-Refunded @ 100
6.500%, 07/01/24(D) (E)	3,000	3,673
Washington County, Redevelopment Authority, TA
Callable 01/01/28 @ 100
5.000%, 07/01/35	1,235	1,250

Total Pennsylvania		36,120

Rhode Island [0.2%]
Tobacco Settlement Financing, Ser B, RB
Callable 10/15/18 @ 13
9.202%, 06/01/52(G)	26,270	2,668

South Carolina [1.5%]
South Carolina State, Jobs-Economic Development Authority, Episcopal at Still Hopes, RB
Callable 04/01/25 @ 102
5.000%, 04/01/47	2,000	2,049
South Carolina State, Jobs-Economic Development Authority, Episcopal at Still Hopes, RB
Callable 04/01/25 @ 102
5.000%, 04/01/52	2,550	2,599
South Carolina State, Jobs-Economic Development Authority, The Woodlands at Furman, RB
Callable 11/15/24 @ 103
5.250%, 11/15/47	8,375	8,911
South Carolina State, Jobs-Economic Development Authority, The Woodlands at Furman, RB
Callable 11/15/24 @ 103
5.250%, 11/15/52	5,405	5,730

Total South Carolina		19,289

Tennessee [0.6%]
Chattanooga, Health Educational & Housing Facility Board, RB
Callable 10/01/25 @ 100
5.000%, 10/01/35	1,000	1,064
Johnson City, Health & Educational Facilities Board, Mountain States Health Alliance Project, RB
Pre-Refunded @ 100
6.000%, 07/01/20(E)	2,000	2,133
Shelby County, Health Educational & Housing Facilities Board, Trezevant Manor Project, Ser A, RB
Callable 09/01/23 @ 100
5.500%, 09/01/47	1,000	932
Shelby County, Health Educational & Housing Facilities Board, Trezevant Manor Project, Ser A, RB
Callable 09/01/26 @ 100
5.000%, 09/01/31(D)	2,750	2,607
Shelby County, Health Educational & Housing Facilities Board, Trezevant Manor Project, Ser A, RB
Callable 09/01/26 @ 100
5.000%, 09/01/37(D)	1,145	1,049

Total Tennessee		7,785

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 47

schedule of investments
September 30, 2018
City National Rochdale Municipal High Income Fund (continued)

Description	Face Amount (000)	Value (000)
Texas [11.4%]
Arlington, Higher Education Finance, Universal Academy Project, Ser A, RB
Callable 03/01/24 @ 100
7.125%, 03/01/44	$2,300	$2,351
Arlington, Higher Education Finance, Universal Academy Project, Ser A, RB
Callable 03/01/24 @ 100
7.000%, 03/01/34	400	411
Bexar County, Health Facilities Development, Army Retirement Residence Project, RB
Pre-Refunded @ 100
6.200%, 07/01/20(E)	3,250	3,472
Celina, Cambridge Crossing Public Improvement Project, SAB
Callable 09/01/28 @ 100
5.250%, 09/01/47(D)	500	490
Celina, Cambridge Crossing Public Improvement Project, SAB
Callable 09/01/28 @ 100
5.125%, 09/01/38(D)	1,500	1,474
Celina, Lakes at Mustang Ranch Public Improvement District Phase 1 Project, SAB
Callable 09/01/20 @ 103
5.875%, 09/01/40	600	601
Celina, Lakes at Mustang Ranch Public Improvement District Phase 1 Project, SAB
Callable 09/01/20 @ 103
5.500%, 09/01/32	250	249
Celina, Lakes at Mustang Ranch Public Improvement District Phase 1 Project, SAB
Callable 09/01/20 @ 103
5.375%, 09/01/28	375	376
Celina, Sutton Fields II Public Improvement Project, SAB
Callable 03/01/23 @ 103
7.250%, 09/01/45	500	488
Central Texas, Regional Mobility Authority, Sub-Ser, RB
Callable 01/01/23 @ 100
5.000%, 01/01/33	1,000	1,070
Central Texas, Regional Mobility Authority, Sub-Ser, RB
Callable 01/01/23 @ 100
5.000%, 01/01/42	1,000	1,061
City of Temple, Ser A-REV, RB
Callable 08/01/25 @ 100
5.000%, 08/01/38(D)	2,000	2,068
Grand Parkway, Transportation, Toll Revenue, Sub-Ser B, RB
Callable 10/01/23 @ 100
5.000%, 04/01/53	2,000	2,161
Hackberry, Public Improvement District No. 3, SAB
Pre-Refunded @ 100
7.000%, 09/01/19(E)	475	510
Hackberry, Public Improvement District No. 3, SAB
Pre-Refunded @ 100
6.750%, 09/01/19(E)	500	536
Hackberry, Public Improvement District No. 3, SAB
Pre-Refunded @ 100
6.750%, 09/01/19(E)	525	563
Hackberry, Public Improvement District No. 3, SAB
Pre-Refunded @ 100
6.625%, 09/01/19(E)	450	482
Harris County, Cultural Education Facilities Finance Authority, Texas Medical Center Project, Ser A, RB
Callable 10/05/18 @ 100
1.690%, 09/01/31(B) (C)	5,500	5,500
Hidalgo County, Ser A, RB
Callable 08/15/28 @ 100
4.000%, 08/15/43	3,000	2,986
Houston, Airport System Revenue, United Airlines Project, RB, AMT
5.000%, 07/15/28	3,000	3,341
Houston, Airport System Revenue, United Airlines Project, RB, AMT
Callable 07/01/24 @ 100
5.000%, 07/01/29	3,000	3,218
Houston, Higher Education Finance, Cosmos Foundation Project, Ser A, RB
Pre-Refunded @ 100
6.875%, 05/15/21(E)	5,300	5,931

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 48

schedule of investments
September 30, 2018
City National Rochdale Municipal High Income Fund (continued)

Description	Face Amount (000)	Value (000)
Leander, Oak Creek Public Improvement District, SAB
Callable 09/01/19 @ 103
5.875%, 09/01/44	$500	$489
Leander, Oak Creek Public Improvement District, SAB
Callable 09/01/19 @ 103
5.750%, 09/01/38	500	490
Lower Neches Valley, Industrial Development Authority, Exxon Mobil Project, RB
Callable 10/05/18 @ 100
1.610%, 05/01/46(B)	4,000	4,000
McLendon-Chisholm, Sonoma Public Improvement District Project, SAB
Callable 09/15/20 @ 103
5.500%, 09/15/40	375	370
McLendon-Chisholm, Sonoma Public Improvement District Project, SAB
Callable 09/15/20 @ 103
5.375%, 09/15/35	400	398
McLendon-Chisholm, Sonoma Public Improvement District Project, SAB
Callable 09/15/20 @ 103
5.125%, 09/15/28	500	499
Mission, Economic Development, Natgasline Project, RB, AMT
Callable 10/19/18 @ 103
5.750%, 10/01/31(D)	2,000	2,062
New Hope, Cultural Education Facilities Finance, Carillon LifeCare Community Project, RB
Callable 07/01/24 @ 102
5.000%, 07/01/36	1,250	1,276
New Hope, Cultural Education Facilities Finance, Carillon LifeCare Community Project, RB
Callable 07/01/24 @ 102
5.000%, 07/01/46	6,610	6,686
New Hope, Cultural Education Facilities Finance, E Grand Preparatory Academy, RB
Callable 08/15/21 @ 100
5.500%, 08/15/46	1,000	1,012
New Hope, Cultural Education Facilities Finance, E Grand Preparatory Academy, RB
Callable 08/15/21 @ 100
5.500%, 08/15/51	2,500	2,523
New Hope, Cultural Education Facilities Finance, Jubilee Academic Center Project, Ser A, RB
Callable 08/15/21 @ 100
5.000%, 08/15/36(D)	4,000	4,010
New Hope, Cultural Education Facilities Finance, Jubilee Academic Center Project, Ser S, RB
Callable 08/15/21 @ 100
5.125%, 08/15/47(D)	1,500	1,502
New Hope, Cultural Education Facilities Finance, LongHorn Village Project, RB
Callable 01/01/24 @ 103
5.000%, 01/01/42	2,000	2,036
New Hope, Cultural Education Facilities Finance, MRC Senior Living - Langford Project, RB
Callable 11/15/26 @ 100
5.500%, 11/15/46	1,000	1,005
New Hope, Cultural Education Facilities Finance, MRC Senior Living - Langford Project, RB
Callable 11/15/26 @ 100
5.500%, 11/15/52	1,200	1,202
New Hope, Cultural Education Facilities Finance, MRC Senior Living - Langford Project, RB
Callable 11/15/26 @ 100
5.375%, 11/15/36	500	502
New Hope, Cultural Education Facilities Finance, MRC Senior Living - Langford Project, RB
5.000%, 11/15/26	400	403
New Hope, Cultural Education Facilities Finance, RB
5.000%, 08/15/46	3,000	2,973
Newark, Higher Education Finance, Ser A, RB
Callable 08/15/25 @ 100
5.750%, 08/15/45(D)	1,700	1,790

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 49

schedule of investments
September 30, 2018
City National Rochdale Municipal High Income Fund (continued)

Description	Face Amount (000)	Value (000)
Newark, Higher Education Finance, Ser A, RB
Callable 08/15/25 @ 100
5.500%, 08/15/35(D)	$900	$945
North Texas, Tollway Authority, Convertible Capital Appreciation Project, Ser C, RB
Pre-Refunded @ 100
0.000% - 7.000%, 09/01/23 - 09/01/31(A) (E)	5,000	5,375
Sanger, Industrial Development Authority, Texas Pellets Project, Ser B, RB, AMT
Callable 07/01/22 @ 100
8.000%, 07/01/38(F)	4,950	1,485
Tarrant County, Cultural Education Facilities Finance, Buckingham Senior Living Community Project, RB
Callable 11/15/25 @ 100
5.500%, 11/15/45	5,315	4,478
Tarrant County, Cultural Education Facilities Finance, Buckingham Senior Living Community Project, RB
Callable 10/29/18 @ 100
4.500%, 11/15/21	2,840	2,415
Tarrant County, Cultural Education Facilities Finance, Buckingham Senior Living Community Project, Ser Senior, RB
Callable 10/29/18 @ 100
5.750%, 11/15/37	6,000	5,063
Tarrant County, Cultural Education Facilities Finance, Buckner Retirement Services, RB
Callable 11/15/27 @ 100
5.000%, 11/15/37	3,000	3,180
Tarrant County, Cultural Education Facilities Finance, Buckner Retirement Services, RB
Callable 11/15/27 @ 100
5.000%, 11/15/46	3,000	3,152
Tarrant County, Cultural Education Facilities Finance, Buckner Senior Living Ventana Project, Ser Senior, RB
Callable 05/15/27 @ 100
6.750%, 11/15/47	2,000	2,196
Tarrant County, Cultural Education Facilities Finance, Buckner Senior Living Ventana Project, Ser Senior, RB
Callable 05/15/27 @ 100
6.750%, 11/15/52	2,200	2,407
Tarrant County, Cultural Education Facilities Finance, Buckner Senior Living Ventana Project, Ser Senior, RB
Callable 05/15/27 @ 100
6.625%, 11/15/37	3,500	3,827
Tarrant County, Cultural Education Facilities Finance, C.C. Young Memorial Home Project, RB
Callable 02/15/27 @ 100
6.375%, 02/15/48	10,000	10,802
Tarrant County, Cultural Education Facilities Finance, Edgemere Project, Ser A-REF, RB
Callable 11/15/25 @ 100
5.000%, 11/15/45	5,000	5,144
Tarrant County, Cultural Education Facilities Finance, Northwest Senior Housing Edgemere Project, RB
Callable 05/15/27 @ 100
5.250%, 11/15/47	6,720	7,057
Tarrant County, Cultural Education Facilities Finance, Trinity Basin Preparatory Project, Ser A, RB
Pre-Refunded @ 100
7.300%, 06/01/19(E)	555	575
Texas State, Private Activity Bond Surface Transportation, LBJ Infrastructure Project, Ser Senior, RB
Callable 06/30/20 @ 100
7.000%, 06/30/40	3,165	3,396
Texas State, Private Activity Bond Surface Transportation, NTE Mobility Project, Ser Senior, RB
Callable 12/31/19 @ 100
6.875%, 12/31/39	5,350	5,627

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 50

schedule of investments
September 30, 2018
City National Rochdale Municipal High Income Fund (continued)

Description	Face Amount (000)	Value (000)
Texas State, Private Activity Bond Surface Transportation, SH 288 Toll Lanes Project, RB, AMT
Callable 12/31/25 @ 100
5.000%, 12/31/40	$1,745	$1,865
Texas State, Private Activity Bond Surface Transportation, SH 288 Toll Lanes Project, RB, AMT
Callable 12/31/25 @ 100
5.000%, 12/31/45	1,000	1,066

Total Texas		144,622

Vermont [0.1%]
Vermont State, Economic Development Authority, Casella Waste Systems Project, RB, AMT
4.625%, 04/01/36(B) (D)	1,000	986

Virgin Islands [0.4%]
Virgin Islands, Public Finance Authority, Ser Senior, RB
Callable 10/01/20 @ 100
5.000%, 10/01/25	3,155	3,171
Virgin Islands, Public Finance Authority, Sub-Ser, RB
Callable 10/01/19 @ 100
5.000%, 10/01/22	2,000	2,002

Total Virgin Islands		5,173

Virginia [1.8%]
Cherry Hill, Community Development Authority, Potomac Shores Project, SAB
Callable 03/01/25 @ 100
5.400%, 03/01/45(D)	2,000	2,035
Cherry Hill, Community Development Authority, Potomac Shores Project, SAB
Callable 03/01/25 @ 100
5.150%, 03/01/35(D)	1,000	1,016
Lower Magnolia Green, Community Development Authority, SAB
Callable 03/01/25 @ 100
5.000%, 03/01/45(D)	4,020	4,035
Peninsula Town Center, Community Development Authority, RB
Callable 09/01/27 @ 100
5.000%, 09/01/37(D)	1,750	1,848
Peninsula Town Center, Community Development Authority, RB
Callable 09/01/27 @ 100
5.000%, 09/01/45(D)	3,700	3,868
Tobacco Settlement Financing, Ser B1, RB
Callable 10/15/18 @ 100
5.000%, 06/01/47	1,560	1,560
Virginia State, Small Business Financing Authority, Covanta Project, RB, AMT
Callable 07/01/23 @ 100
5.000%, 01/01/48(B) (D)	500	511
Virginia State, Small Business Financing Authority, Elizabeth River Project, RB, AMT
Callable 07/01/22 @ 100
6.000%, 01/01/37	820	899
Virginia State, Small Business Financing Authority, Pinnacle Living, Ser C, RB
Callable 06/01/23 @ 103
5.000%, 06/01/47	2,500	2,592
Virginia State, Small Business Financing Authority, Pinnacle Living, Ser C, RB
Callable 06/01/23 @ 103
5.000%, 06/01/52	3,880	4,009

Total Virginia		22,373

Washington [1.0%]
Kalispel Tribe of Indians, Ser A, RB
Callable 01/01/28 @ 100
5.250%, 01/01/38(D)	400	412
Washington State, Health Care Facilities Authority, RB
Callable 01/01/28 @ 100
4.000%, 07/01/42	3,500	3,473
Washington State, Housing Finance Commission, Judson Park Project, RB
Callable 07/01/25 @ 102
5.000%, 07/01/38(D)	325	336

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 51

schedule of investments
September 30, 2018
City National Rochdale Municipal High Income Fund (continued)

Description	Face Amount (000)	Value (000)
Washington State, Housing Finance Commission, Judson Park Project, RB
Callable 07/01/25 @ 102
5.000%, 07/01/48(D)	$750	$769
Washington State, Housing Finance Commission, Presbyterian Retirement Communities Northwest Projects, RB
Callable 01/01/25 @ 102
5.000%, 01/01/46(D)	4,830	5,073
Washington State, Housing Finance Commission, Rockwood Retirement Community Project, RB
Callable 01/01/24 @ 100
7.500%, 01/01/49(D)	2,000	2,291

Total Washington		12,354

West Virginia [0.1%]
West Virginia State, Economic Development Authority, Morgantown Energy, RB, AMT
2.875%, 12/15/26	1,650	1,582

Wisconsin [5.4%]
Hartford, Public Finance Authority, RB
Callable 09/01/24 @ 100
5.000%, 09/01/38(D)	1,580	1,619
Pine Lake, Public Finance Authority, RB
Callable 03/01/25 @ 100
5.500%, 03/01/45(D)	3,460	3,523
Pine Lake, Public Finance Authority, RB
Callable 03/01/25 @ 100
5.250%, 03/01/35(D)	1,250	1,277
Public Finance Authority, RB
Callable 01/01/28 @ 100
6.375%, 01/01/48(D)	1,000	1,020
Public Finance Authority, RB
Callable 01/01/28 @ 100
6.250%, 01/01/38(D)	1,000	1,020
Public Finance Authority, RB
Callable 01/01/28 @ 100
6.125%, 01/01/33(D)	1,525	1,554
Wisconsin State, Health & Educational Facilities Authority, Benevolent Cedar Community, RB
Callable 06/01/25 @ 103
5.000%, 06/01/37	1,110	1,144
Wisconsin State, Health & Educational Facilities Authority, Benevolent Cedar Community, RB
Callable 06/01/25 @ 103
5.000%, 06/01/41	955	981
Wisconsin State, Health & Educational Facilities Authority, Dickson Hollow Project, RB
Callable 10/01/22 @ 102
5.500%, 10/01/49	2,500	2,677
Wisconsin State, Health & Educational Facilities Authority, St. Johns Communities, Ser A, RB
Callable 09/15/23 @ 100
5.000%, 09/15/40	1,000	1,040
Wisconsin State, Health & Educational Facilities Authority, St. Johns Communities, Ser A, RB
Callable 09/15/23 @ 100
5.000%, 09/15/45	1,000	1,038
Wisconsin State, Health & Educational Facilities Authority, Woodland Hill Senior Housing Project, RB
Callable 12/01/22 @ 102
5.250%, 12/01/49	5,000	5,238
Wisconsin, Public Finance Authority, Bancroft Neurohealth Project, RB
Callable 06/01/26 @ 100
5.125%, 06/01/48(D)	4,000	4,059
Wisconsin, Public Finance Authority, Bancroft Neurohealth Project, RB
Callable 06/01/26 @ 100
5.000%, 06/01/36(D)	1,500	1,520
Wisconsin, Public Finance Authority, Bancroft Neurohealth Project, RB
Callable 06/01/26 @ 100
4.625%, 06/01/36(D)	3,100	3,003

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 52

schedule of investments
September 30, 2018
City National Rochdale Municipal High Income Fund (continued)

Description	Face Amount (000)	Value (000)
Wisconsin, Public Finance Authority, Coral Academy Project, RB
Callable 07/01/24 @ 100
5.625%, 07/01/44	$3,500	$3,774
Wisconsin, Public Finance Authority, Coral Academy Project, RB
Callable 07/01/24 @ 100
5.375%, 07/01/34	2,000	2,154
Wisconsin, Public Finance Authority, Cornerstone Christian Project, RB
Callable 02/01/26 @ 100
5.000%, 02/01/36(D)	3,000	2,923
Wisconsin, Public Finance Authority, Las Ventanas Retirement Community Project, RB
Callable 10/01/20 @ 102
7.000%, 10/01/42	5,400	5,402
Wisconsin, Public Finance Authority, National Gypsum, RB, AMT
Callable 08/01/26 @ 100
4.000%, 08/01/35	3,000	2,862
Wisconsin, Public Finance Authority, Roseman University Health Sciences, RB
Callable 04/01/25 @ 100
5.875%, 04/01/45	6,000	6,391
Wisconsin, Public Finance Authority, Senior Trips Obligation Group Project, Ser B, RB, AMT
Callable 07/01/22 @ 100
5.000%, 07/01/42	1,000	1,046
Wisconsin, Public Finance Authority, Ser A, RB
Callable 06/15/25 @ 100
5.500%, 06/15/35(D)	3,000	3,011
Wisconsin, Public Finance Authority, Ser A, RB
Callable 06/15/25 @ 100
5.500%, 06/15/45(D)	4,280	4,180
Wisconsin, Public Finance Authority, Ser C, RB, AMT
5.000%, 07/01/22	1,160	1,236

Description	Face Amount (000)/Shares	Value (000)
Wisconsin, Public Finance Authority, Ser E, RB, AMT
Callable 07/01/22 @ 100
5.000%, 07/01/23	$4,655	$4,959

Total Wisconsin		68,651

American Samoa [0.2%]
American Samoa, Economic Development Authority, Ser A, RB
Callable 09/01/25 @ 100
6.625%, 09/01/35	3,000	2,889

Guam [0.9%]
Territory of Guam, Government Waterworks Authority, RB
Pre-Refunded @ 100
5.625%, 07/01/20(E)	2,000	2,122
Territory of Guam, Ser A, GO
Pre-Refunded @ 100
7.000%, 11/15/19(E)	6,000	6,335
Territory of Guam, Ser A, RB
Callable 12/01/26 @ 100
5.000%, 12/01/34	2,500	2,742

Total Guam		11,199

Total Municipal Bonds
(Cost $1,236,335)		1,237,738

Short-Term Investment** [1.5%]
SEI Daily Income Trust Government Fund, Cl F, 1.850%	18,394,662	18,395

Total Short-Term Investment
(Cost $18,395)		18,395

Total Investments [99.2%]
(Cost $1,254,730)		$1,256,133

Percentages are based on Net Assets of $1,266,273 (000).

**	The rate reported is the 7-day effective yield as of September 30, 2018.
(A)	Step Bonds – Represents the current rate, the step rate, the step date and the final maturity date.
(B)	Variable or floating rate security, the interest rate of which adjusts periodically based on prevailing interest rates.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 53

schedule of investments
September 30, 2018
City National Rochdale Municipal High Income Fund (concluded)

(C)	Securities are held in conjunction with a letter of credit from a major bank or financial institution.
(D)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On September 30, 2018, the value of these securities amounted to $223,593 (000), representing 17.7% of the net assets of the Fund.

(E)	Pre-Refunded Security — The maturity date shown is the pre-refunded date.
(F)	In default on interest payments. Rate shown represents the last coupon rate prior to default.
(G)	Zero coupon security. The rate reported is the effective yield at time of purchase.
(H)

Represents an investment in a tender option bond residual interest certificate purchased in a secondary market transaction. The interest rate shown bears an inverse relationship to the interest rate on a tender option bond floating rate certificate. The interest rate disclosed reflects the rate in effect on September 30, 2018.

AMT — Alternative Minimum Tax (subject to)

BAM — Build America Mutual

Cl — Class

COP — Certificate of Participation

GO — General Obligation

RB — Revenue Bond

SAB — Special Assessment Board

Ser — Series

SPL Tax — Special Tax

TA — Tax Allocation

The following is a list of the inputs used as of September 30, 2018 in valuing the Fund's investments and other financial instruments carried at value ($Thousands):

Investments in Securities	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$1,237,738	$—	$1,237,738
Short-Term Investment	18,395	—	—	18,395
Total Investments in Securities	$18,395	$1,237,738	$—	$1,256,133

For the year ended September 30, 2018, there have been no transfers between any of the fair value hierarchy levels. Transfers between Levels are recognized at period end.

Amounts designated as “—“ are either $0 or have been rounded to $0.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in the Notes to Financial Statements.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 54

schedule of investments
September 30, 2018
City National Rochdale High Yield Bond Fund

Description	Face Amount (000)	Value (000)
Corporate Bonds [82.8%]
Advertising Agencies [2.0%]
MDC Partners
6.500%, 05/01/24(A)	$1,325	$1,173

Aerospace & Defense [0.2%]
Kratos Defense & Security Solutions
6.500%, 11/30/25(A)	100	103

Auto Rent & Lease [0.3%]
Flexi-Van Leasing
10.000%, 02/15/23(A)	175	152

Auto-Med and Heavy Duty Trks [0.5%]
Allison Transmission
4.750%, 10/01/27(A)	75	71
JB Poindexter
7.125%, 04/15/26(A)	200	207

Total Auto-Med and Heavy Duty Trks		278

Autoparts [1.0%]
Delphi Technologies
5.000%, 10/01/25(A)	350	329
Titan International
6.500%, 11/30/23	250	242

Total Autoparts		571

Banks [0.6%]
CIT Group
6.125%, 03/09/28	50	52
Compass Bank
3.875%, 04/10/25	300	288

Total Banks		340

Batteries/Battery Sys [0.2%]
EnerSys
5.000%, 04/30/23(A)	100	101

Broadcasting & Cable [8.0%]
Altice France
8.125%, 02/01/27(A)	100	103
7.375%, 05/01/26(A)	950	950
6.250%, 05/15/24(A)	200	197
AMC Networks
4.750%, 08/01/25	100	96
CCO Holdings
5.125%, 05/01/27(A)	750	711
5.000%, 02/01/28(A)	350	329
CSC Holdings
5.500%, 04/15/27(A)	175	170
5.250%, 06/01/24	150	146
DISH DBS
7.750%, 07/01/26	500	472
5.875%, 11/15/24	300	269
Telenet Finance Luxembourg Notes Sarl
5.500%, 03/01/28(A)	200	188
Univision Communications
5.125%, 05/15/23(A)	150	143
UPCB Finance IV
5.375%, 01/15/25(A)	200	200
Videotron
5.125%, 04/15/27(A)	150	147
Virgin Media Finance
6.375%, 04/15/23(A)	227	232
Ziggo BV
5.500%, 01/15/27(A)	350	328

Total Broadcasting & Cable		4,681

Building & Construction [4.8%]
Grinding Media
7.375%, 12/15/23(A)	950	989
Masonite International
5.750%, 09/15/26(A)	200	200
Novelis
6.250%, 08/15/24(A)	375	384

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 55

schedule of investments
September 30, 2018
City National Rochdale High Yield Bond Fund (continued)

Description	Face Amount (000)	Value (000)
Standard Industries
5.000%, 02/15/27(A)	$100	$94
4.750%, 01/15/28(A)	400	370
Summit Materials
8.500%, 04/15/22	350	372
Williams Scotsman International
7.875%, 12/15/22(A)	225	232
6.875%, 08/15/23(A)	200	198

Total Building & Construction		2,839

Building-Heavy Construct [0.1%]
New Enterprise Stone & Lime
6.250%, 03/15/26(A)	75	76

Chemicals [0.4%]
PQ
6.750%, 11/15/22(A)	200	208

Commercial Services [0.4%]
Nielsen Luxembourg SARL
5.000%, 02/01/25(A)	225	221

Containers & Packaging [0.1%]
Reynolds Group Issuer
6.875%, 02/15/21	69	70

Data Processing/Mgmt [1.3%]
First Data
7.000%, 12/01/23(A)	200	208
5.750%, 01/15/24(A)	550	559

Total Data Processing/Mgmt		767

Diagnostic Equipment [0.7%]
Avantor
6.000%, 10/01/24(A)	400	406

Diversified Operations [1.1%]
Actuant
5.625%, 06/15/22	175	177
Amsted Industries
5.375%, 09/15/24(A)	450	445

Total Diversified Operations		622

Drugs [1.3%]
Bausch Health
6.500%, 03/15/22(A)	100	104
5.500%, 11/01/25(A)	100	100
Endo Dac
5.875%, 10/15/24(A)	350	354
Endo Finance
7.250%, 01/15/22(A)	75	73
5.375%, 01/15/23(A)	125	110

Total Drugs		741

E-Commerce/Services [0.2%]
Match Group
5.000%, 12/15/27(A)	100	100

Educational Services [0.4%]
Graham Holdings
5.750%, 06/01/26(A)	250	256

Educational Software [0.1%]
Ascend Learning
6.875%, 08/01/25(A)	75	76

Electric Utilities [1.2%]
Clearway Energy Operating
5.375%, 08/15/24	100	101
Terraform Global Operating
6.125%, 03/01/26(A)	650	624

Total Electric Utilities		725

Electronic Measur Instr [0.2%]
Itron
5.000%, 01/15/26(A)	100	96

Energy & Power [0.4%]
Pattern Energy Group
5.875%, 02/01/24(A)	250	253

Enterprise Software/Serv [1.0%]
Infor US
6.500%, 05/15/22	600	608

Entertainment & Gaming [1.9%]
AMC Entertainment Holdings
6.125%, 05/15/27	375	359
5.875%, 11/15/26	75	72
Buffalo Thunder Development Authority
11.000%, 12/09/22(A) (B) (C)	35	17
9.375%, 11/15/29(A) (B) (C) (E)	16	—
MGM Resorts International
5.750%, 06/15/25	200	201

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 56

schedule of investments
September 30, 2018
City National Rochdale High Yield Bond Fund (continued)

Description	Face Amount (000)	Value (000)
Seminole Hard Rock Entertainment
5.875%, 05/15/21(A)	$475	$477

Total Entertainment & Gaming		1,126

Financial Services [5.6%]
Icahn Enterprises
5.875%, 02/01/22	650	658
Jefferies Finance
7.500%, 04/15/21(A)	450	460
7.375%, 04/01/20(A)	520	529
7.250%, 08/15/24(A)	300	291
6.875%, 04/15/22(A)	200	201
Lincoln Finance
7.375%, 04/15/21(A)	150	155
Oxford Finance
6.375%, 12/15/22(A)	250	255
Quicken Loans
5.750%, 05/01/25(A)	50	50
5.250%, 01/15/28(A)	575	534
Springleaf Finance
7.125%, 03/15/26	150	149

Total Financial Services		3,282

Food, Beverage & Tobacco [3.7%]
FAGE International
5.625%, 08/15/26(A)	560	515
Post Holdings
5.625%, 01/15/28(A)	450	433
5.500%, 03/01/25(A)	200	199
Vector Group
6.125%, 02/01/25(A)	1,100	1,017

Total Food, Beverage & Tobacco		2,164

Gas-Distribution [2.6%]
AmeriGas Partners
5.750%, 05/20/27	275	270
5.500%, 05/20/25	100	98
LBC Tank Terminals Holding Netherlands
6.875%, 05/15/23(A)	1,000	992
Superior Plus
7.000%, 07/15/26(A)	150	152

Total Gas-Distribution		1,512

Gold Mining [1.5%]
Eldorado
6.125%, 12/15/20(A)	950	902

Insurance [2.7%]
American Equity Investment Life Holding
5.000%, 06/15/27	275	267
Fidelity & Guaranty Life Holdings
5.500%, 05/01/25(A)	800	793
HUB International
7.000%, 05/01/26(A)	250	250
USIS Merger Sub
6.875%, 05/01/25(A)	300	299

Total Insurance		1,609

Internet Connectiv Svcs [0.6%]
Zayo Group
6.375%, 05/15/25	300	311
5.750%, 01/15/27(A)	30	30

Total Internet Connectiv Svcs		341

Investment Bank/Broker-Dealer [0.5%]
NFP
6.875%, 07/15/25(A)	275	275

Machinery-General Indust [0.8%]
Cleaver-Brooks
7.875%, 03/01/23(A)	375	384
Tennant
5.625%, 05/01/25	100	101

Total Machinery-General Indust		485

Machinery-Pumps [0.2%]
Mueller Water Products
5.500%, 06/15/26(A)	125	126

Marine Services [1.5%]
Great Lakes Dredge & Dock
8.000%, 05/15/22	850	873

Medical Products & Services [1.5%]
HCA
5.625%, 09/01/28	200	201
5.500%, 06/15/47	200	203
Hill-Rom Holdings
5.000%, 02/15/25(A)	160	157

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 57

schedule of investments
September 30, 2018
City National Rochdale High Yield Bond Fund (continued)

Description	Face Amount (000)	Value (000)
Tenet Healthcare
4.625%, 07/15/24	$350	$340

Total Medical Products & Services		901

Metals & Mining [0.0%]
New Day Aluminum
10.000%, 10/25/20(B)	6	6

Multi-line Insurance [0.3%]
Assurant
7.000%, VAR ICE LIBOR USD 3 Month+4.135%, 03/27/48	150	152

Oil-Field Services [1.0%]
Exterran Energy Solutions
8.125%, 05/01/25	575	601

Paper & Related Products [0.4%]
Clearwater Paper
5.375%, 02/01/25(A)	137	127
4.500%, 02/01/23	140	130

Total Paper & Related Products		257

Petroleum & Fuel Products [10.6%]
American Midstream Partners
8.500%, 12/15/21(A)	735	735
Antero Resources
5.125%, 12/01/22	350	356
Callon Petroleum
6.125%, 10/01/24	150	153
Covey Park Energy
7.500%, 05/15/25(A)	245	248
Crestwood Midstream Partners
5.750%, 04/01/25	150	153
Indigo Natural Resources
6.875%, 02/15/26(A)	675	653
Jagged Peak Energy
5.875%, 05/01/26(A)	150	149
Legacy Reserves
6.625%, 12/01/21	561	471
Moss Creek Resources Holdings
7.500%, 01/15/26(A)	550	549
Parkland Fuel
6.000%, 04/01/26(A)	350	351
PDC Energy
5.750%, 05/15/26	375	356
QEP Resources
5.375%, 10/01/22	200	201
Range Resources
5.000%, 03/15/23	200	196
SRC Energy
6.250%, 12/01/25	150	141
Summit Midstream Holdings
5.750%, 04/15/25	300	289
Trinidad Drilling
6.625%, 02/15/25(A)	125	124
Unit
6.625%, 05/15/21	1,100	1,100

Total Petroleum & Fuel Products		6,225

Property/Casualty Ins [0.5%]
AmWINS Group
7.750%, 07/01/26(A)	275	286

Publishing-Books [3.3%]
Cengage Learning
9.500%, 06/15/24(A)	1,075	926
McGraw-Hill Global Education Holdings
7.875%, 05/15/24(A)	1,125	1,008

Total Publishing-Books		1,934

Radio [0.9%]
Sirius XM Radio
5.375%, 07/15/26(A)	350	347
3.875%, 08/01/22(A)	200	197

Total Radio		544

Real Estate [0.6%]
Kennedy-Wilson
5.875%, 04/01/24	343	338

Real Estate Investment Trusts [1.3%]
CoreCivic
4.750%, 10/15/27	300	265
GEO Group
6.000%, 04/15/26	400	383
5.875%, 10/15/24	100	96

Total Real Estate Investment Trusts		744

Real Estate Oper/Develop [1.4%]
Greystar Real Estate Partners
5.750%, 12/01/25(A)	325	317

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 58

schedule of investments
September 30, 2018
City National Rochdale High Yield Bond Fund (continued)

Description	Face Amount (000)	Value (000)
Hunt
6.250%, 02/15/26(A)	$525	$489

Total Real Estate Oper/Develop		806

Regional Authority [0.0%]
Mashantucket Western Pequot Tribe
6.500% cash/5.500% PIK, 07/01/36(B)	102	2

Resorts/Theme Parks [0.2%]
Boyne USA
7.250%, 05/01/25(A)	125	132

Retail [4.5%]
Beacon Roofing Supply
4.875%, 11/01/25(A)	90	83
Carrols Restaurant
8.000%, 05/01/22	350	365
Cumberland Farms
6.750%, 05/01/25(A)	300	307
Ferrellgas
6.750%, 01/15/22	250	218
6.750%, 06/15/23	600	501
Lithia Motors
5.250%, 08/01/25(A)	200	191
Nathan’s Famous
6.625%, 11/01/25(A)	400	400
Party City Holdings
6.625%, 08/01/26(A)	150	152
Reliance Intermediate Holdings
6.500%, 04/01/23(A)	400	416

Total Retail		2,633

Security Brokers & Dealers [0.7%]
Citigroup
6.300%, VAR ICE LIBOR USD 3 Month+3.423%, 12/29/49	400	408

Semi-Conductors [0.3%]
Qorvo
5.500%, 07/15/26(A)	150	153

Steel & Steel Works [0.6%]
Big River Steel
7.250%, 09/01/25(A)	325	343

Telephones & Telecommunications [3.7%]
Inmarsat Finance
4.875%, 05/15/22(A)	600	597
Level 3 Financing
5.375%, 08/15/22	150	151
5.375%, 01/15/24	350	350
5.375%, 05/01/25	100	100
Qualitytech
4.750%, 11/15/25(A)	125	120
Sprint Communications
9.000%, 11/15/18(A)	200	201
7.000%, 03/01/20(A)	600	623

Total Telephones & Telecommunications		2,142

Transactional Software [0.4%]
ACI Worldwide
5.750%, 08/15/26(A)	250	254

Transportation Services [0.6%]
VOC Escrow
5.000%, 02/15/28(A)	300	288
Wabash National
5.500%, 10/01/25(A)	90	86

Total Transportation Services		374

Utility [1.4%]
Suburban Propane Partners
5.875%, 03/01/27	250	238
5.750%, 03/01/25	250	242
5.500%, 06/01/24	350	344

Total Utility		824

Waste Disposal [0.3%]
Waste Pro USA
5.500%, 02/15/26(A)	150	147
Wrangler Buyer
6.000%, 10/01/25(A)	60	57

Total Waste Disposal		204

Web Hosting/Design [0.2%]
VeriSign
4.750%, 07/15/27	100	97

Total Corporate Bonds
(Cost $49,930)		48,518

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 59

schedule of investments
September 30, 2018
City National Rochdale High Yield Bond Fund (continued)

Description	Shares/Face Amount (000)	Value (000)
Loan Participations [1.4%]
Computer & Electronics [0.0%]
SS&C Technologies, Term Loan B-4
4.492%, 04/16/25(D)	$—	$—

Energy [0.3%]
Permian Production, Term Loan B, 1st Lien
8.170%, 05/09/24(B)	148	146

Retail [0.3%]
Blue Nile, Term Loan, 1st Lien
8.576%, 01/20/23(B)	164	164

Specialty Apparel Stores [0.8%]
Boot Barn, Term Loan, 1st Lien
6.834%, 06/24/21(B)	485	483

Total Loan Participations
(Cost $786)		793

Convertible Bond [0.4%]
Metals & Mining [0.4%]
Mirabela Nickel
9.500%, 06/24/19(A) (B) (C) (E)	653	222

Total Convertible Bond
(Cost $653)		222

Special Stock [0.0%]
Broadcasting & Cable [0.0%]
Adelphia Recovery Trust (E) (F)	8,500	—

Total Special Stock
(Cost $9)		—

Common Stock [0.0%]
Electronic Equipment & Instruments [0.0%]
CUI * (B) (E) (F)	—	8

Metals & Mining [0.0%]
Mirabela Nickel * (B) (E) (F)	2,465,571	—

Miscellaneous Manufacturing [0.0%]
CEVA Group * (B) (E)	22	1

Description	Shares	Value (000)
Petroleum & Fuel Products [0.0%]
MWO *	130	$13

Total Common Stock
(Cost $550)		22

Preferred Stock [0.0%]
Miscellaneous Manufacturing [0.0%]
CEVA Group, Ser A2 * (B) (E)	49	1

Total Preferred Stock
(Cost $44)		1

Short-Term Investment [13.8%]
SEI Daily Income Trust Government Fund, Cl F, 1.850%**	8,093,183	8,093

Total Short-Term Investment
(Cost $8,093)		8,093

Total Investments [98.4%]
(Cost $60,065)		$57,649

Percentages are based on Net Assets of $58,580 (000).

*	Non-income producing security.
**	The rate reported is the 7-day effective yield as of September 30, 2018.
(A)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On September 30, 2018, the value of these securities amounted to $33,341 (000), representing 56.9% of the net assets of the Fund.

(B)	Security is considered illiquid. The total market value of such security as of September 30, 2018, was $1,050 (000) and represented 1.8% of the net assets of the Fund.
(C)	In default on interest payments. Rate shown represents the last coupon rate prior to default.
(D)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.
(E)	Level 3 security in accordance with fair value hierarchy.
(F)

Security fair valued using methods determined in good faith by the Fair Value Committee designated by the Board of Trustees. The total market value of such securities as of September 30, 2018, was $8 (000) and represented 0.0% of the net assets of the Fund.

Cl — Class

ICE — Intercontinental Exchange

LIBOR — London Interbank Offered Rates

PIK — Paid in Kind

Ser — Series

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 60

schedule of investments
September 30, 2018
City National Rochdale High Yield Bond Fund (concluded)

USD — United States Dollar

VAR — Variable

Amounts designated as "—" are either $0 or have been rounded to $0.

The following is a list of the inputs used as of September 30, 2018 in valuing the Fund’s investments carried at value ($ Thousands):

Investments in Securities	Level 1	Level 2	Level 3(1)	Total
Corporate Bonds	$—	$48,518	$—	$48,518
Loan Participations	—	793	—	793
Convertible Bond	—	—	222	222
Special Stock	—	—	—	—
Common Stock	13	—	9	22
Preferred Stock	—	—	1	1
Short-Term Investment	8,093	—	—	8,093
Total Investments in Securities	$8,106	$49,311	$232	$57,649

(1)

A reconciliation of Level 3 investments and disclosures of significant unobservable inputs are presented when the Fund has a significant amount of Level 3 investments at the beginning and/or end of the period in relation to Net Assets. Management has concluded that Level 3 investments are not material in relation to Net Assets.

For the year ended September 30, 2018, there have been no transfers between any of the fair value hierarchy levels. Transfers between levels are recognized at period end.

Amounts designated as “—” are either $0 or have been rounded to $0.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 61

schedule of investments
September 30, 2018
City National Rochdale Intermediate Fixed Income Fund

Description	Face Amount (000)	Value (000)
Corporate Bonds [59.9%]
Communication Services [5.7%]
America Movil
3.125%, 07/16/22	$4,000	$3,917
AT&T
3.600%, 02/17/23	5,000	4,967
Verizon Communications
4.600%, 04/01/21	1,600	1,650

Total Communication Services		10,534

Consumer Discretionary [5.4%]
AutoZone
3.700%, 04/15/22	250	251
2.500%, 04/15/21	1,000	974
Daimler Finance North America
2.768%, VAR ICE LIBOR USD 3 Month+0.430%, 02/12/21(A)	4,000	4,002
ERAC USA Finance
3.300%, 10/15/22(A)	250	245
Gap
5.950%, 04/12/21	495	517
General Motors Financial
4.350%, 01/17/27	2,500	2,388
Hyundai Capital America
2.600%, 03/19/20(A)	1,000	986
Tupperware Brands
4.750%, 06/01/21	500	510

Total Consumer Discretionary		9,873

Consumer Staples [0.2%]
Campbell Soup
8.875%, 05/01/21	350	391

Financials [30.5%]
American Express
2.961%, VAR ICE LIBOR USD 3 Month+0.650%, 02/27/23	3,805	3,803
Axis Specialty Finance
5.875%, 06/01/20	250	259
Bank of Montreal, MTN
2.961%, VAR ICE LIBOR USD 3 Month+0.630%, 09/11/22	4,070	4,091
Bank of Nova Scotia
2.450%, 03/22/21	5,330	5,219
Barclays
4.375%, 01/12/26	1,500	1,455
Capital One Financial
4.200%, 10/29/25	1,000	977
Citigroup
4.500%, 01/14/22	2,000	2,057
Commonwealth Bank of Australia NY, MTN
2.550%, 03/15/21	5,000	4,895
Credit Suisse Group Funding Guernsey
4.550%, 04/17/26	2,500	2,512
Deutsche Bank, MTN
2.850%, 05/10/19	2,485	2,478
Goldman Sachs Group, MTN
3.610%, VAR ICE LIBOR USD 3 Month+1.300%, 11/23/24	4,500	4,519
Jefferies Group
5.125%, 01/20/23	2,700	2,792
JPMorgan Chase
3.125%, 01/23/25	4,700	4,509
Lehman Brothers Holdings, MTN
7.000%, 09/28/37(B)	400	11
Metropolitan Life Global Funding I
3.875%, 04/11/22(A)	125	126
Morgan Stanley, MTN
3.750%, 02/25/23	5,000	4,999

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 62

schedule of investments
September 30, 2018
City National Rochdale Intermediate Fixed Income Fund (continued)

Description	Face Amount (000)	Value (000)
NASDAQ OMX Group
5.550%, 01/15/20	$749	$771
Principal Financial Group
3.300%, 09/15/22	200	197
Sumitomo Mitsui Financial Group
2.846%, 01/11/22	3,910	3,814
Toronto-Dominion Bank, MTN
2.901%, VAR ICE LIBOR USD 3 Month+0.560%, 11/05/19	3,100	3,116
Wells Fargo Bank
2.640%, VAR United States Secured Overnight Financing Rate+0.480%, 03/25/20	3,500	3,501

Total Financials		56,101

Health Care [3.6%]
Abbott Laboratories
3.400%, 11/30/23	3,075	3,063
AbbVie
2.850%, 05/14/23	2,500	2,407
Gilead Sciences
2.950%, 03/01/27	1,240	1,152

Total Health Care		6,622

Industrials [1.9%]
Carlisle
3.750%, 11/15/22	250	247
IDEX
4.200%, 12/15/21	250	252
John Deere Capital, MTN
2.800%, 09/08/27	2,500	2,323
Penske Truck Leasing
4.875%, 07/11/22(A)	200	206
4.250%, 01/17/23(A)	300	302
Roper Technologies
3.125%, 11/15/22	200	195

Total Industrials		3,525

Information Technology [5.3%]
Fiserv
3.500%, 10/01/22	250	249
KLA-Tencor
4.650%, 11/01/24	2,500	2,562
Oracle
2.500%, 05/15/22	5,000	4,866
Western Union
5.253%, 04/01/20	2,000	2,051

Total Information Technology		9,728

Materials [0.3%]
Airgas
2.900%, 11/15/22	250	244
Avery Dennison
5.375%, 04/15/20	405	415

Total Materials		659

Real Estate [4.6%]
American Tower
4.000%, 06/01/25	1,800	1,769
DDR
4.625%, 07/15/22	250	256
HCP
4.000%, 06/01/25	2,770	2,720
Highwoods Realty
3.625%, 01/15/23	200	196
National Retail Properties
3.800%, 10/15/22	350	350
Regency Centers
3.750%, 11/15/22	250	248
Washington
3.950%, 10/15/22	250	250
Welltower
4.950%, 01/15/21	155	159
3.750%, 03/15/23	2,500	2,482

Total Real Estate		8,430

Utilities [2.4%]
Exelon Generation
3.400%, 03/15/22	2,500	2,478
Korea Electric Power
6.750%, 08/01/27	75	88
National Fuel Gas
4.900%, 12/01/21	500	511
Puget Energy
6.000%, 09/01/21	500	532
5.625%, 07/15/22	250	264
Southwestern Electric Power
3.550%, 02/15/22	500	501

Total Utilities		4,374

Total Corporate Bonds
(Cost $111,817)		110,237

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 63

schedule of investments
September 30, 2018
City National Rochdale Intermediate Fixed Income Fund (continued)

Description	Face Amount (000)	Value (000)
U.S. Government Mortgage-Backed Obligations [12.9%]
FHLMC, Pool 1B2677
3.650%, VAR ICE LIBOR USD 12 Month+1.900%, 01/01/35	$3	$3
FHLMC, Pool 1B2683
3.650%, VAR ICE LIBOR USD 12 Month+1.900%, 01/01/35	1	1
FHLMC, Pool 1B2692
3.516%, VAR ICE LIBOR USD 12 Month+1.767%, 12/01/34	5	5
FHLMC, Pool A93505
4.500%, 08/01/40	19	20
FHLMC, Pool A93996
4.500%, 09/01/40	28	29
FHLMC, Pool C03490
4.500%, 08/01/40	151	158
FHLMC, Pool C09015
3.000%, 10/01/42	152	147
FHLMC, Pool G02940
5.500%, 05/01/37	4	4
FHLMC, Pool G04222
5.500%, 04/01/38	7	8
FHLMC, Pool G04913
5.000%, 03/01/38	30	32
FHLMC, Pool G08003
6.000%, 07/01/34	9	10
FHLMC, Pool G11880
5.000%, 12/01/20	3	3
FHLMC, Pool G18124
6.000%, 06/01/21	3	3
FHLMC, Pool J19197
3.000%, 05/01/27	77	77
FHLMC, Pool Q08998
3.500%, 06/01/42	109	108
FHLMC, Pool Q10378
3.000%, 08/01/42	141	136
FHLMC, Ser 2011-3958, Cl VA, Pool FHR 3958 VA
4.000%, 06/15/26	539	539
FHLMC, Ser K708, Cl A2
2.130%, 01/25/19	243	242
FHLMC Multifamily Structured Pass-Through Certificates, Ser K003, Cl A4
5.053%, 01/25/19	79	79
FNMA
6.250%, 05/15/29	6,000	7,566
2.625%, 09/06/24	7,000	6,831
1.875%, 09/24/26	2,500	2,267
FNMA, Pool 252570
6.500%, 07/01/29	3	3
FNMA, Pool 253183
7.500%, 04/01/30	—	1
FNMA, Pool 253398
8.000%, 08/01/30	1	1
FNMA, Pool 254949
5.000%, 11/01/33	7	7
FNMA, Pool 255814
5.500%, 08/01/35	11	12
FNMA, Pool 303168
9.500%, 02/01/25	1	1
FNMA, Pool 725424
5.500%, 04/01/34	10	11
FNMA, Pool 735060
6.000%, 11/01/34	7	7
FNMA, Pool 735228
5.500%, 02/01/35	5	6
FNMA, Pool 735230
5.500%, 02/01/35	13	14
FNMA, Pool 745275
5.000%, 02/01/36	50	53
FNMA, Pool 745418
5.500%, 04/01/36	56	60
FNMA, Pool 827223
3.840%, VAR ICE LIBOR USD 12 Month+1.465%, 04/01/35	17	18
FNMA, Pool 844809
5.000%, 11/01/35	20	21
FNMA, Pool AD0454
5.000%, 11/01/21	2	2
FNMA, Pool AD8522
4.000%, 08/01/40	22	22
FNMA, Pool AE0828
3.500%, 02/01/41	201	199
FNMA, Pool AH0621
3.500%, 01/01/41	47	47
FNMA, Pool AJ1407
4.000%, 09/01/41	35	35
FNMA, Pool AJ7689
4.000%, 12/01/41	122	124
FNMA, Pool AK0971
3.000%, 02/01/27	70	70
FNMA, Pool AL5866
2.669%, 08/01/22	4,194	4,124

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 64

schedule of investments
September 30, 2018
City National Rochdale Intermediate Fixed Income Fund (continued)

Description	Face Amount (000)	Value (000)
FNMA, Pool AO2970
3.000%, 05/01/42	$134	$130
FNMA, Pool AO4137
3.500%, 06/01/42	111	110
FNMA, Pool MA1277
2.500%, 12/01/27	71	70
GNMA, Pool G2 4696
4.500%, 05/20/40	63	66
GNMA, Pool G2 4747
5.000%, 07/20/40	24	26
GNMA, Pool G2 4923
4.500%, 01/20/41	39	41
GNMA, Pool G2 MA0155
4.000%, 06/20/42	94	96
GNMA, Pool G2 MA0392
3.500%, 09/20/42	118	118

Total U.S. Government Mortgage-Backed Obligations
(Cost $24,419)		23,763

Municipal Bonds [11.1%]
California [6.4%]
San Jose, Redevelopment Agency Successor Agency, Ser A-T, TA
2.958%, 08/01/24	6,000	5,849
State of California, Various Purpose, GO
3.500%, 04/01/28	6,000	5,871

Total California		11,720

New York [4.7%]
New York City, Build America Bonds, GO
5.424%, 03/01/25	3,500	3,819
New York State, Urban Development, Ser D-2, RB
Callable 09/15/27 @ 100
3.270%, 03/15/28	5,000	4,826

Total New York		8,645

Total Municipal Bonds
(Cost $20,579)		20,365

Asset-Backed Securities [8.4%]
Bayview Financial Acquisition Trust, Ser 2007-A, Cl 1A2
6.205%, 05/28/37	29	29

Description	Face Amount (000)/Shares	Value (000)
Cityscape Home Equity Loan Trust, Ser 1997-C, Cl A4
7.500%, 07/25/28(B)	$5	$5
Ford Credit Floorplan Master Owner Trust A, Ser 2016-3, Cl A1
1.550%, 07/15/21	4,000	3,950
GMACM Mortgage Loan Trust, Ser 2004-GH1, Cl A6
4.810%, 07/25/35	1	1
NextGear Floorplan Master Owner Trust, Ser 2015-2A, Cl A
2.380%, 10/15/20(A)	7,490	7,489
Nissan Auto Lease Trust, Ser 2017-B, Cl A3
2.050%, 09/15/20	4,000	3,967

Total Asset-Backed Securities
(Cost $15,524)		15,441

Closed-End Fund [3.8%]
Stone Ridge Reinsurance Risk Premium Interval Fund	762,488	7,038

Total Closed-End Fund
(Cost $7,756)		7,038

Preferred Stock [1.5%]
Communication Services [0.4%]
Telephone & Data Systems, 5.875%	30,000	717

REITs [1.1%]
Kimco Realty, 5.500%	10,000	238
Senior Housing Properties Trust, 5.625%	52,500	1,277
Vornado Realty Trust, 5.700%	20,000	483

Total REITs		1,998

Total Preferred Stock
(Cost $2,792)		2,715

Commercial Mortgage-Backed Obligations [0.5%]
Commercial Mortgage Trust, Ser 2012-CR2, Cl A4
3.147%, 08/15/45	125	124
GS Mortgage Securities II, Ser GCJ9, Cl A3
2.773%, 11/10/45	274	268

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 65

schedule of investments
September 30, 2018
City National Rochdale Intermediate Fixed Income Fund (continued)

Description	Shares/Face Amount (000)	Value (000)
JPMorgan Chase Commercial Mortgage Securities Trust, Ser 2013-LC11, Cl A5
2.960%, 04/15/46	$150	$147
Morgan Stanley Bank of America Merrill Lynch Trust, Ser C6, Cl A4
2.858%, 11/15/45	275	270

Total Commercial Mortgage-Backed Obligations
(Cost $834)		809

Foreign Government Bond [0.5%]
Hashemite Kingdom of Jordan Government AID Bond
2.578%, 06/30/22	1,000	985

Total Foreign Government Bond
(Cost $1,000)		985

Residential Mortgage-Backed Securities [0.0%]
RAAC, Ser 2004-SP1, Cl AI4
5.285%, 08/25/27(C)	—	—
Residential Accredit Loans, Ser 2004-QS6, Cl A1
5.000%, 05/25/19	1	1
Residential Asset Mortgage Products, Ser 2002-RS3, Cl AI5
5.572%, 06/25/32(C)	16	16
WaMu Mortgage Pass-Through Certificates Trust, Ser 2004-CB2, Cl 5A
5.000%, 07/25/19	2	2

Total Residential Mortgage-Backed Securities
(Cost $19)		19

Short-Term Investment** [0.8%]
SEI Daily Income Trust Government Fund, Cl F, 1.850%	1,523,394	1,523

Total Short-Term Investment
(Cost $1,523)		1,523

Total Investments [99.4%]
(Cost $186,263)		$182,895

Percentages are based on Net Assets of $183,920 (000).

**	The rate reported is the 7-day effective yield as of September 30, 2018.
(A)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On September 30, 2018, the value of these securities amounted to $13,356 (000), representing 7.3% of the net assets of the Fund.

(B)	In default on interest payments. Rate shown represents the last coupon rate prior to default.
(C)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.

AID — Agency for International Development

Cl — Class

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GNMA — Government National Mortgage Association

GO — General Obligation

ICE — Intercontinental Exchange

LIBOR — London Interbank Offered Rates

MTN — Medium Term Note

NY — New York

RB — Revenue Bond

Ser — Series

TA — Tax Allocation

VAR — Variable

USD — United States Dollar

Amounts designated as "—" are either $0 or have been rounded to $0.

The following is a list of the inputs used as of September 30, 2018 in valuing the Fund’s investments carried at value (000):

Investments in Securities	Level 1	Level 2	Level 3	Total
Corporate Bonds	$—	$110,237	$—	$110,237
U.S. Government Mortgage-Backed Obligations	—	23,763	—	23,763
Municipal Bonds	—	20,365	—	20,365
Asset-Backed Securities	—	15,441	—	15,441
Closed-End Fund	7,038	—	—	7,038
Preferred Stock	2,715	—	—	2,715
Commercial Mortgage-Backed Obligations	—	809	—	809
Foreign Government Bond	—	985	—	985
Residential Mortgage-Backed Securities	—	19	—	19
Short-Term Investment	1,523	—	—	1,523
Total Investments in Securities	$11,276	$171,619	$—	$182,895

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 66

schedule of investments
September 30, 2018
City National Rochdale Intermediate Fixed Income Fund (concluded)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value as of September 30, 2018:

Investments in Asset-Backed Securities(000)
Beginning balance as of 10/1/17	$34
Realized gain/(loss)	(451)
Change in unrealized appreciation/(depreciation)	420
Sales/paydowns	(3)
Ending balance as of 9/30/18	$—

For the year ended September 30, 2018, there have been no transfers between any of the fair value hierarchy levels. Transfers between Levels are recognized at period end.

Amounts designated as “—“ are $0 or have been rounded to $0.

For more information on valuation inputs, see Note 2 – Significant Accounting Policies in the Notes to Financial Statements.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 67

consolidated schedule of investments
September 30, 2018
City National Rochdale Fixed Income Opportunities Fund

Description	Face Amount (000)(1)	Value (000)
Corporate Bonds [42.6%]
Advertising Sales [0.0%]
Clear Channel International
8.750%, 12/15/20(A)	$200	$207
Outfront Media Capital
5.875%, 03/15/25	550	555
5.625%, 02/15/24	350	354

Total Advertising Sales		1,116

Aerospace & Defense [0.1%]
TransDigm
6.500%, 07/15/24	400	410
6.500%, 05/15/25	1,825	1,859
6.375%, 06/15/26	425	429
6.000%, 07/15/22	950	965
5.500%, 10/15/20	350	351

Total Aerospace & Defense		4,014

Agricultural [0.0%]
Mriya Agro Holding
10.950%, 03/30/16(B)	383	28
9.450%, 04/19/18(B)	2,700	193

Total Agricultural		221

Air Transportation [0.0%]
Rumo Luxembourg Sarl
5.875%, 01/18/25	1,070	994

Airlines [0.7%]
EA Partners I
6.875%, 09/28/20	6,160	3,511
EA Partners II
6.750%, 06/01/21	6,300	3,427
Gol Finance
8.875%, 01/24/22	3,869	3,869
7.000%, 01/31/25	2,400	1,950
Guanay Finance
6.000%, 12/15/20	122	123
SriLankan Airlines
5.300%, 06/27/19	7,666	7,586

Total Airlines		20,466

Apparel/Textiles [0.0%]
Hanesbrands
4.875%, 05/15/26(A)	250	239

Applications Software [0.1%]
Nuance Communications
6.000%, 07/01/24	750	773
5.625%, 12/15/26	875	879
5.375%, 08/15/20(A)	255	256

Total Applications Software		1,908

Auto Rent & Lease [0.1%]
Hertz
5.500%, 10/15/24(A)	350	290
United Rentals North America
5.875%, 09/15/26	575	590
5.750%, 11/15/24	175	180
5.500%, 05/15/27	900	890
4.875%, 01/15/28	600	563

Total Auto Rent & Lease		2,513

Auto-Med and Heavy Duty Trks [0.0%]
JB Poindexter
7.125%, 04/15/26(A)	475	493

Automotive [0.0%]
BCD Acquisition
9.625%, 09/15/23(A)	750	800

Autoparts [0.2%]
Adient Global Holdings
4.875%, 08/15/26(A)	1,600	1,422

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 68

consolidated schedule of investments
September 30, 2018
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)(1)	Value (000)
American Axle & Manufacturing
6.500%, 04/01/27	$1,400	$1,386
Dana Financing Luxembourg Sarl
6.500%, 06/01/26(A)	1,250	1,274
5.750%, 04/15/25(A)	300	295
IHO Verwaltungs GmbH
4.750% cash/5.500% PIK, 09/15/26(A)	1,875	1,767
4.500% cash/5.250% PIK, 09/15/23(A)	275	266
Tupy Overseas
6.625%, 07/17/24	65	66

Total Autoparts		6,476

Banks [4.5%]
African Bank, MTN
8.125%, 10/19/20	7,972	7,812
Akbank T.A.S.
5.000%, 10/24/22	1,903	1,743
Akbank T.A.S., MTN
4.000%, 01/24/20	1,190	1,144
Banco de Bogota
6.250%, 05/12/26	1,410	1,471
Banco do Brasil
9.000%, VAR US Treas Yield Curve Rate T Note Const Mat 10 Yr+6.362%, 06/29/49	2,345	2,308
6.250%, VAR US Treas Yield Curve Rate T Note Const Mat 10 Yr+4.398%, 12/12/49	8,625	6,620
Bank Nadra Via NDR Finance
8.250%, 06/22/17(B)	721	4
BBVA Bancomer
5.125%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+2.650%, 01/18/33	1,900	1,736
CBQ Finance
7.500%, 11/18/19	7,000	7,202
Credit Bank of Moscow Via CBOM Finance
7.500%, VAR USD Swap Semi 30/360 5 Year Curr+5.416%, 10/05/27	2,580	2,066
5.875%, 11/07/21	2,050	1,993
Eastern and Southern African Trade and Development Bank, MTN
6.375%, 12/06/18	11,374	11,393
Fidelity Bank
10.500%, 10/16/22	768	783
First Bank of Nigeria Via FBN Finance
8.000%, VAR USD Swap Semi 30/360 2 Year Curr+6.488%, 07/23/21	6,588	6,592
ForteBank JSC
11.750%, 12/15/24	3,217	3,596
Global Bank
5.125%, 10/30/19	4,830	4,859
Guaranty Trust Bank, MTN
6.000%, 11/08/18	2,750	2,743
Halyk Savings Bank of Kazakhstan JSC
5.500%, 12/21/22	16,723	16,726
ICBC Standard Bank, MTN
8.125%, 12/02/19	10,000	10,429
QNB Finansbank, MTN
6.250%, 04/30/19	500	498
4.875%, 05/19/22	1,300	1,206
State Savings Bank of Ukraine Via SSB #1
9.625%, 03/20/25	3,112	3,116
9.375%, 03/10/23	8,200	8,282
TC Ziraat Bankasi
4.250%, 07/03/19	1,800	1,737
Tinkoff Credit Systems Via TCS Finance
9.250%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+7.592%, 12/31/49	3,485	3,408
Turkiye Garanti Bankasi
5.875%, 03/16/23	100	92
5.250%, 09/13/22	1,744	1,614
Turkiye Garanti Bankasi, MTN
4.750%, 10/17/19	600	586
Turkiye Is Bankasi
3.750%, 10/10/18	210	209
Turkiye Is Bankasi, MTN
6.125%, 04/25/24	3,000	2,484
5.375%, 10/06/21	2,408	2,086
5.000%, 06/25/21	1,230	1,066

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 69

consolidated schedule of investments
September 30, 2018
City National Rochdale Fixed Income Opportunities Fund (continued)

Description		Face Amount (000)(1)	Value (000)
Turkiye Vakiflar Bankasi TAO
2.375%, 05/04/21	EUR	3,500	$3,864
Turkiye Vakiflar Bankasi TAO, MTN
5.000%, 10/31/18		$680	675
Yapi ve Kredi Bankasi
5.250%, 12/03/18		800	794
5.125%, 10/22/19		1,000	960
Zenith Bank, MTN
6.250%, 04/22/19		11,000	11,044

Total Banks			134,941

Batteries/Battery Sys [0.0%]
Energizer Gamma Acquisition
6.375%, 07/15/26(A)		175	181

Beauty Products [0.0%]
First Quality Finance
5.000%, 07/01/25(A)		300	280
4.625%, 05/15/21(A)		800	799

Total Beauty Products			1,079

Broadcasting & Cable [2.2%]
Altice
7.750%, 05/15/22(A)		850	826
7.625%, 02/15/25(A)		1,500	1,367
Altice Financing
7.500%, 05/15/26		13,980	13,665
Altice France
8.125%, 02/01/27(A)		375	386
7.375%, 05/01/26(A)		2,850	2,850
6.250%, 05/15/24(A)		575	567
Altice US Finance I
5.500%, 05/15/26(A)		775	774
5.375%, 07/15/23(A)		450	455
AMC Networks
5.000%, 04/01/24		1,400	1,379
4.750%, 08/01/25		175	167
Cablevision
6.500%, 06/15/21		1,130	1,119
Cablevision Systems
5.875%, 09/15/22		1,200	1,223
CCO Holdings
5.875%, 04/01/24(A)		325	330
5.875%, 05/01/27(A)		600	595
5.750%, 09/01/23		525	532
5.750%, 01/15/24		425	432
5.750%, 02/15/26(A)		300	301
5.500%, 05/01/26(A)		875	865
5.375%, 05/01/25(A)		250	248
5.250%, 09/30/22		925	935
5.125%, 02/15/23		1,275	1,280
5.125%, 05/01/27(A)		1,100	1,042
5.000%, 02/01/28(A)		1,300	1,222
Cequel Communications Holdings I
7.750%, 07/15/25(A)		1,000	1,062
7.500%, 04/01/28(A)		675	708
5.125%, 12/15/21(A)		1,250	1,254
Clear Channel Worldwide Holdings
6.500%, 11/15/22		1,000	1,018
CSC Holdings
6.625%, 10/15/25(A)		625	659
5.500%, 04/15/27(A)		1,550	1,503
5.250%, 06/01/24		875	855
DISH DBS
7.750%, 07/01/26		900	849
5.875%, 07/15/22		200	195
5.875%, 11/15/24		1,525	1,367
5.000%, 03/15/23		675	613
Gray Television
5.875%, 07/15/26(A)		1,275	1,264
5.125%, 10/15/24(A)		450	435
iHeartCommunications
9.000%, 03/01/21(B)		1,150	857
LIN Television
5.875%, 11/15/22		400	406
Nexstar Broadcasting
6.125%, 02/15/22(A)		875	889
5.625%, 08/01/24(A)		1,600	1,566
Sinclair Television Group
5.875%, 03/15/26(A)		1,050	1,024
5.625%, 08/01/24(A)		1,075	1,052
5.125%, 02/15/27(A)		500	459
TEGNA
6.375%, 10/15/23		1,125	1,160
5.500%, 09/15/24(A)		200	202
Telegraph Columbus
3.875%, 05/02/25	EUR	1,000	1,059
Telenet Finance Luxembourg Notes Sarl
5.500%, 03/01/28(A)		1,800	1,692
Tribune Media
5.875%, 07/15/22		1,950	1,984
Unitymedia KabelBW GmbH
6.125%, 01/15/25(A)		1,850	1,943

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 70

consolidated schedule of investments
September 30, 2018
City National Rochdale Fixed Income Opportunities Fund (continued)

Description		Face Amount (000)(1)	Value (000)
Virgin Media Finance
6.375%, 04/15/23(A)		$438	$448
6.000%, 10/15/24(A)		200	200
5.750%, 01/15/25(A)		500	495
Virgin Media Secured Finance
5.500%, 08/15/26(A)		400	395
5.250%, 01/15/26(A)		2,025	1,980
VTR Finance
6.875%, 01/15/24		1,015	1,037
Ziggo Bond Finance
6.000%, 01/15/27(A)		925	843
5.875%, 01/15/25(A)		275	258
Ziggo BV
5.500%, 01/15/27(A)		1,325	1,243

Total Broadcasting & Cable			65,534

Building & Construction [0.6%]
Cemex
5.700%, 01/11/25		905	923
China Shanshui Cement Group
7.500%, 03/10/20		4,323	3,428
Hillman Group
6.375%, 07/15/22(A)		1,450	1,305
Masonite International
5.750%, 09/15/26(A)		175	175
5.625%, 03/15/23(A)		600	613
Pisces Midco
8.000%, 04/15/26(A)		1,050	1,058
Standard Industries
6.000%, 10/15/25(A)		950	972
5.000%, 02/15/27(A)		1,475	1,388
Tecnoglass
8.200%, 01/31/22		3,970	4,188
USG
4.875%, 06/01/27(A)		175	177
Votorantim Cimentos
7.250%, 04/05/41		4,450	4,422
Yuksel Insaat
9.500%, 12/31/49(B)		11,709	663

Total Building & Construction			19,312

Building & Construction Supplies [0.7%]
CSN Islands XI
6.875%, 09/21/19		16,070	16,006
CSN Islands XII
7.000%, 12/23/66		8,548	6,287

Total Building & Construction Supplies			22,293

Building-Heavy Construct [0.7%]
Andrade Gutierrez International
11.000%, 08/20/21(A)		24,745	20,358
Odebrecht Finance
5.250%, 06/27/29		1,500	495
4.375%, 04/25/25		4,000	1,285

Total Building-Heavy Construct			22,138

Business Services [0.0%]
Gartner
5.125%, 04/01/25(A)		525	529

Cable Satellite [0.1%]
United Group
4.375%, 07/01/22	EUR	1,700	2,028

Chemicals [0.8%]
Alpha 2 BV
8.750% cash/0% PIK, 06/01/23(A)		325	330
Alpha 3
6.250%, 02/01/25(A)		1,475	1,468
Cydsa
6.250%, 10/04/27		3,449	3,285
Fire BC
4.750%, VAR Euribor 3 Month+4.750%, 09/30/24	EUR	505	584
Hexion
6.625%, 04/15/20		1,600	1,504
OCP
6.875%, 04/25/44		2,310	2,482
Petkim Petrokimya Holding
5.875%, 01/26/23		11,694	10,758
Platform Specialty Products
6.500%, 02/01/22(A)		2,850	2,900
5.875%, 12/01/25(A)		450	444
PQ
5.750%, 12/15/25(A)		100	99
Starfruit Finco BV
8.000%, 10/01/26(A)		150	152
6.500%, 10/01/26	EUR	240	282

Total Chemicals			24,288

Circuit Boards [0.0%]
TTM Technologies
5.625%, 10/01/25(A)		900	902

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 71

consolidated schedule of investments
September 30, 2018
City National Rochdale Fixed Income Opportunities Fund (continued)

Description		Face Amount (000)(1)	Value (000)
Coal Mining [1.5%]
DTEK Finance
10.750% cash/0% PIK, 12/31/24		$25,700	$25,979
Energy Resources
8.000%, 09/30/22(D)		11,903	11,442
Mongolian Mining
2.838%, 12/31/49(D)		7,787	4,069
New World Resources
8.000%, 04/07/20(B)	EUR	1,101	37
Zhongrong International Resources
7.250%, 10/26/20		4,065	2,803

Total Coal Mining			44,330

Commercial Serv-Finance [0.1%]
Financial & Risk US Holdings
8.250%, 11/15/26(A)		400	398
6.250%, 05/15/26(A)		300	301
Nexi Capital
4.125%, 11/01/23	EUR	980	1,146
3.625%, VAR Euribor 3 Month+3.625%, 05/01/23	EUR	800	927

Total Commercial Serv-Finance			2,772

Commercial Services [0.1%]
Nielsen Finance
5.000%, 04/15/22(A)		1,700	1,657
Nielsen Luxembourg SARL
5.500%, 10/01/21(A)		250	251
5.000%, 02/01/25(A)		525	515
ServiceMaster
7.450%, 08/15/27		225	237

Total Commercial Services			2,660

Computer Software [0.1%]
Rackspace Hosting
8.625%, 11/15/24(A)		2,050	1,994

Computer System Design & Services [0.2%]
Banff Merger Sub
9.750%, 09/01/26(A)		1,225	1,243
Dell International
7.125%, 06/15/24(A)		1,900	2,038
HT Global IT Solutions Holdings
7.000%, 07/14/21		80	82
NCR
6.375%, 12/15/23		500	509
5.000%, 07/15/22		650	645

Total Computer System Design & Services			4,517

Consumer Products & Services [0.3%]
EMI Music Publishing Group North America Holdings
7.625%, 06/15/24(A)		825	888
Prestige Brands
6.375%, 03/01/24(A)		1,675	1,694
5.375%, 12/15/21(A)		1,675	1,679
Spectrum Brands
6.125%, 12/15/24		575	586
5.750%, 07/15/25		600	606
Turkiye Sise ve Cam Fabrikalari
4.250%, 05/09/20		2,800	2,685
WMG Acquisition
5.500%, 04/15/26(A)		325	323
4.875%, 11/01/24(A)		150	146

Total Consumer Products & Services			8,607

Containers & Packaging [0.8%]
ARD Finance
7.125% cash/0% PIK, 09/15/23		1,600	1,612
Ardagh Packaging Finance
7.250%, 05/15/24(A)		2,000	2,093
6.000%, 02/15/25(A)		650	636
Berry Global
6.000%, 10/15/22		200	206
5.500%, 05/15/22		2,075	2,109
BWAY Holding
7.250%, 04/15/25(A)		2,850	2,778
5.500%, 04/15/24(A)		1,050	1,033
Crown Americas
4.750%, 02/01/26(A)		650	621
Flex Acquisition
7.875%, 07/15/26(A)		675	666
6.875%, 01/15/25(A)		2,825	2,698
Guala Closures
3.190%, VAR Euribor 3 Month+3.500%, 04/15/24	EUR	250	292
Multi-Color
6.125%, 12/01/22(A)		1,550	1,585
4.875%, 11/01/25(A)		375	350

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 72

consolidated schedule of investments
September 30, 2018
City National Rochdale Fixed Income Opportunities Fund (continued)

Description		Face Amount (000)(1)	Value (000)
Owens-Brockway Glass Container
6.375%, 08/15/25(A)		$550	$565
5.375%, 01/15/25(A)		950	940
5.000%, 01/15/22(A)		125	126
Pactiv
7.950%, 12/15/25		75	80
Reynolds Group Issuer
7.000%, 07/15/24(A)		1,750	1,781
5.750%, 10/15/20		1,599	1,603
Sealed Air
5.500%, 09/15/25(A)		150	152
5.125%, 12/01/24(A)		425	427
4.875%, 12/01/22(A)		125	127

Total Containers & Packaging			22,480

Data Processing/Mgmt [0.2%]
First Data
7.000%, 12/01/23(A)		1,350	1,406
5.750%, 01/15/24(A)		2,725	2,769
5.375%, 08/15/23(A)		425	431

Total Data Processing/Mgmt			4,606

Decision Support Softwar [0.0%]
MSCI
5.750%, 08/15/25(A)		175	183
5.250%, 11/15/24(A)		225	230

Total Decision Support Softwar			413

Dental Supplies and Equip [0.1%]
IDH Finance
6.802%, VAR ICE LIBOR GBP 3 Month+6.000%, 08/15/22	GBP	1,500	1,825

Diagnostic Equipment [0.2%]
Avantor
9.000%, 10/01/25(A)		1,200	1,239
6.000%, 10/01/24(A)		525	533
Ortho-Clinical Diagnostics
6.625%, 05/15/22(A)		4,350	4,250

Total Diagnostic Equipment			6,022

Disposable Medical Prod [0.1%]
Sotera Health Holdings
6.500%, 05/15/23(A)		2,300	2,369

Distribution/Wholesale [0.1%]
American Builders & Contractors Supply
5.875%, 05/15/26(A)		1,025	1,028
5.750%, 12/15/23(A)		200	204
Core & Main
6.125%, 08/15/25(A)		675	645
HD Supply
5.750%-7.000%, 04/15/19-04/15/24(A) (C)		400	420
KAR Auction Services
5.125%, 06/01/25(A)		700	679

Total Distribution/Wholesale			2,976

Diversified Minerals [0.1%]
China Hongqiao Group
6.850%, 04/22/19		1,100	1,096
Teck Resources
6.125%, 10/01/35		1,100	1,158
6.000%, 08/15/40		350	357

Total Diversified Minerals			2,611

Diversified Operations [0.0%]
Koppers
6.000%, 02/15/25(A)		975	973

Drugs [1.1%]
Bausch Health
9.000%, 12/15/25(A)		875	942
8.500%, 01/31/27(A)		175	184
7.500%, 07/15/21(A)		625	637
7.000%, 03/15/24(A)		525	554
6.125%, 04/15/25(A)		2,975	2,826
5.875%, 05/15/23(A)		1,850	1,804
5.500%, 03/01/23(A)		325	313
5.500%, 11/01/25(A)		425	425
Endo Dac
6.000%, 07/15/23(A)		500	444
6.000%, 02/01/25(A)		2,325	2,004
Teva Pharmaceutical Finance
6.150%, 02/01/36		4,580	4,608
Teva Pharmaceutical Finance Netherlands II BV
4.500%, 03/01/25	EUR	2,925	3,646
Teva Pharmaceutical Finance Netherlands III BV
6.750%, 03/01/28		1,000	1,057

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 73

consolidated schedule of investments
September 30, 2018
City National Rochdale Fixed Income Opportunities Fund (continued)

Description		Face Amount (000)(1)	Value (000)
6.000%, 04/15/24		$3,160	$3,212
4.100%, 10/01/46		10,095	7,386
2.800%, 07/21/23		2,480	2,211

Total Drugs			32,253

E-Commerce/Services [0.0%]
Match Group
5.000%, 12/15/27(A)		575	572

Electric Utilities [1.9%]
AES Argentina Generacion
7.750%, 02/02/24		6,600	5,754
Calpine
5.875%, 01/15/24(A)		550	554
5.750%, 01/15/25		1,775	1,571
5.250%, 06/01/26(A)		175	162
Capex
6.875%, 05/15/24		3,866	3,276
Cemig Geracao e Transmissao
9.250%, 12/05/24		10,036	10,337
Centrais Eletricas Brasileiras
6.875%, 07/30/19		4,000	4,060
Generacion Mediterranea
9.625%, 07/27/23		2,284	1,941
Genneia
8.750%, 01/20/22		4,035	3,757
La Electricidad de Caracas
8.500%, 04/10/18(B)		1,084	125
Light Servicos de Eletricidade
7.250%, 05/03/23		9,559	9,081
NRG Energy
7.250%, 05/15/26		650	705
6.625%, 01/15/27		625	656
6.250%, 05/01/24		1,500	1,560
5.750%, 01/15/28(A)		200	202
Pampa Energia
7.500%, 01/24/27		2,240	1,993
7.375%, 07/21/23		1,240	1,156
Stoneway Capital
10.000%, 03/01/27		9,439	9,144
Vistra Operations
5.500%, 09/01/26(A)		325	329

Total Electric Utilities			56,363

Electrical Products [0.1%]
WESCO Distribution
5.375%, 12/15/21		1,500	1,515
5.375%, 06/15/24		500	495

Total Electrical Products			2,010

Electric-Distribution [0.0%]
Comision Federal de Electricidad
8.180%, 12/23/27	MXN	8,240	409
Viridian Group FinanceCo
4.000%, 09/15/25	EUR	500	564

Total Electric-Distribution			973

Energy & Power [0.4%]
Enviva Partners
8.500%, 11/01/21		1,650	1,716
Rio Energy
6.875%, 02/01/25		9,868	8,141
6.875%, 02/01/25(A)		2,080	1,727
TerraForm Power Operating
6.625%, 06/15/25(A)		700	742
5.000%, 01/31/28(A)		875	814
4.250%, 01/31/23(A)		100	97

Total Energy & Power			13,237

Engineering/R and D Services [0.0%]
Engility
8.875%, 09/01/24		650	707

Enterprise Software/Serv [0.4%]
BMC Software Finance
8.125%, 07/15/21(A)		2,100	2,144
HNA Ecotech Panorama Cayman
8.000%, 04/15/21		105	99
Infor Software Parent
7.125% cash/0% PIK, 05/01/21(A)		1,425	1,437
Infor US
6.500%, 05/15/22		2,925	2,965
Informatica
7.125%, 07/15/23(A)		1,600	1,638
Riverbed Technology
8.875%, 03/01/23(A)		1,475	1,390
Sophia
9.000%, 09/30/23(A)		1,100	1,147

Total Enterprise Software/Serv			10,820

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 74

consolidated schedule of investments
September 30, 2018
City National Rochdale Fixed Income Opportunities Fund (continued)

Description		Face Amount (000)(1)	Value (000)
Entertainment & Gaming [0.6%]
Boyd Gaming
6.875%, 05/15/23		$1,225	$1,287
6.375%, 04/01/26		300	308
Caesars Resort Collection
5.250%, 10/15/25(A)		2,250	2,143
Eldorado Resorts
6.000%, 04/01/25		1,175	1,190
Gamenet Group
5.125%, VAR Euribor 3 Month+5.125%, 04/27/23	EUR	265	309
MGM Resorts International
7.750%, 03/15/22		175	191
6.750%, 10/01/20		250	263
6.000%, 03/15/23		600	620
5.750%, 06/15/25		975	979
4.625%, 09/01/26		250	233
Mohegan Gaming & Entertainment
7.875%, 10/15/24(A)		1,025	1,011
Penn National Gaming
5.625%, 01/15/27(A)		675	651
Pinnacle Entertainment
5.625%, 05/01/24		1,450	1,532
Rivers Pittsburgh Borrower
6.125%, 08/15/21(A)		1,200	1,197
Seminole Hard Rock Entertainment
5.875%, 05/15/21(A)		2,000	2,008
Stars Group Holdings BV
7.000%, 07/15/26(A)		650	671
Station Casinos
5.000%, 10/01/25(A)		1,025	982
Sugarhouse HSP Gaming Prop Mezz
5.875%, 05/15/25(A)		850	803
Wynn Las Vegas
5.250%, 05/15/27(A)		400	371

Total Entertainment & Gaming			16,749

Export/Import Bank [0.4%]
Ukreximbank Via Biz Finance
9.750%, 01/22/25		4,500	4,520
9.625%, 04/27/22		6,435	6,547

Total Export/Import Bank			11,067

Financial Services [1.5%]
Ally Financial
5.750%, 11/20/25		1,725	1,781
Alpha Holding
10.000%, 12/19/22		600	519
Amigo Luxembourg
7.625%, 01/15/24	GBP	350	454
Arrow Global Finance
3.750%, VAR Euribor 3 Month+3.750%, 03/01/26	EUR	500	561
Astana-Finance JSC
0.000%, 12/22/24(E)		147	—
Cabot Financial Luxembourg II
5.875%, VAR Euribor 3 Month+5.875%, 11/15/21	EUR	1,000	1,164
Credito Real SOFOM ER
7.500%, 03/13/19		5,700	5,778
Fondo MIVIVIENDA
7.000%, 02/14/24	PEN	1,406	458
Hontop Energy Singapore via China Wanda International Funding
7.950%, 12/14/20		2,440	2,309
Louvre Bidco SAS
4.250%, 09/30/24	EUR	2,200	2,443
LSF10 Wolverine Investments SCA
4.625%, VAR Euribor 3 Month+4.625%, 03/15/24	EUR	500	585
Navient
7.250%, 09/25/23		525	556
6.750%, 06/25/25		225	226
6.750%, 06/15/26		200	198
5.875%, 10/25/24		1,800	1,764
Navient, MTN
6.125%, 03/25/24		975	975
Nile Delta Sukuk
4.000%, 10/31/20(D)		200	183
4.000%, 10/31/20(A) (D)		15,430	14,080
Oilflow SPV 1 DAC
12.000%, 01/13/22		4,504	4,632
Oro Negro Drilling Pte
7.500%, 01/24/19(A) (B)		3,177	1,525
Quicken Loans
5.750%, 05/01/25(A)		2,425	2,422
5.250%, 01/15/28(A)		300	279

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 75

consolidated schedule of investments
September 30, 2018
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)(1)	Value (000)
Russian Standard
13.000% cash/0% PIK, 10/27/22(B)	$—	$—
Tempo Acquisition
6.750%, 06/01/25(A)	2,575	2,504
Vantiv
4.375%, 11/15/25(A)	200	190

Total Financial Services		45,586

Food, Beverage & Tobacco [1.4%]
Ajecorp BV
6.500%, 05/14/22	6,215	4,786
B&G Foods
5.250%, 04/01/25	1,375	1,313
CEDC Finance International
10.000%, 12/31/22(A)	7,230	5,296
Coca-Cola Icecek
4.750%, 10/01/18	500	500
Lamb Weston Holdings
4.875%, 11/01/26(A)	400	392
MARB BondCo
7.000%, 03/15/24	900	852
6.875%, 01/19/25	8,159	7,588
Marfrig Holdings Europe
8.000%, 06/08/23	5,345	5,376
Marfrig Holdings Europe BV
6.875%, 06/24/19	4,450	4,506
MHP
7.750%, 05/10/24	2,555	2,553
Minerva Luxembourg
8.750%, VAR US Treas Yield Curve Rate T Note Const Mat 5 Yr+7.046%, 12/29/49	1,235	1,255
6.500%, 09/20/26	1,025	964
5.875%, 01/19/28	1,550	1,381
Post Holdings
5.750%, 03/01/27(A)	900	882
5.625%, 01/15/28(A)	575	554
5.500%, 03/01/25(A)	500	496
5.000%, 08/15/26(A)	2,125	2,009

Total Food, Beverage & Tobacco		40,703

Food-Catering [0.1%]
Aramark Services
5.125%, 01/15/24	1,075	1,087
5.000%, 04/01/25(A)	750	753
5.000%, 02/01/28(A)	725	711

Total Food-Catering		2,551

Food-Wholesale/Distrib [0.1%]
US Foods
5.875%, 06/15/24(A)	1,450	1,457

Gas-Distribution [0.1%]
AmeriGas Partners
5.875%, 08/20/26	725	720
5.750%, 05/20/27	925	906
5.500%, 05/20/25	375	368

Total Gas-Distribution		1,994

Hazardous Waste Disposal [0.0%]
Tervita Escrow
7.625%, 12/01/21(A)	1,300	1,341

Hotels and Motels [0.0%]
Hilton Domestic Operating
5.125%, 05/01/26(A)	900	895
Wyndham Hotels & Resorts
5.375%, 04/15/26(A)	475	471

Total Hotels and Motels		1,366

Human Resources [0.1%]
Team Health Holdings
6.375%, 02/01/25(A)	3,050	2,676

Industrial [0.1%]
Reward International Investment
7.250%, 01/25/20	6,150	3,809

Insurance [0.2%]
Ardonagh Midco 3
8.625%, 07/15/23(A)	1,175	1,160
AssuredPartners
7.000%, 08/15/25(A)	1,500	1,485
HUB International
7.000%, 05/01/26(A)	2,750	2,754
USIS Merger Sub
6.875%, 05/01/25(A)	1,725	1,721

Total Insurance		7,120

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 76

consolidated schedule of investments
September 30, 2018
City National Rochdale Fixed Income Opportunities Fund (continued)

Description		Face Amount (000)(1)	Value (000)
Internet Connectiv Svcs [0.0%]
United Group
4.875%, 07/01/24	EUR	1,150	$1,372

Internet Security [0.0%]
Symantec
5.000%, 04/15/25(A)		$325	322

Investment Bank/Broker-Dealer [0.1%]
Banco BTG Pactual
4.000%, 01/16/20		600	587
NFP
6.875%, 07/15/25(A)		1,625	1,625

Total Investment Bank/Broker-Dealer			2,212

Investment Companies [0.1%]
Georgia Capital JSC
6.125%, 03/09/24		160	146
Unigel Luxembourg
10.500%, 01/22/24		3,200	3,272

Total Investment Companies			3,418

Machinery-General Indust [0.0%]
Stevens Holding
6.125%, 10/01/26(A)		225	229

Machinery-Pumps [0.0%]
Titan Acquisition
7.750%, 04/15/26(A)		900	781

Medical Information Sys [0.0%]
IQVIA
5.000%, 10/15/26(A)		975	958

Medical Labs and Testing Srv [0.1%]
Charles River Laboratories International
5.500%, 04/01/26(A)		325	330
Eagle Holding II
7.625% cash/0% PIK, 05/15/22(A)		775	784
West Street Merger Sub
6.375%, 09/01/25(A)		1,300	1,232

Total Medical Labs and Testing Srv			2,346

Medical Products & Services [1.0%]
3AB Optique Developpement SAS
4.125%, VAR Euribor 3 Month+4.125%, 10/01/23	EUR	450	500
4.000%, 10/01/23	EUR	450	498
Acadia Healthcare
6.500%, 03/01/24		2,325	2,403
CHS
8.625%, 01/15/24(A)		225	233
6.875%, 02/01/22		1,225	686
6.250%, 03/31/23		1,025	974
5.125%, 08/01/21		300	292
Enterprise Merger Sub
8.750%, 10/15/26(A)		650	650
Envision Healthcare
6.250%, 12/01/24(A)		925	994
5.625%, 07/15/22		425	437
5.125%, 07/01/22(A)		850	871
HCA
5.875%, 05/01/23		825	870
5.875%, 02/15/26		1,175	1,223
5.375%, 02/01/25		1,975	2,015
5.375%, 09/01/26		150	152
5.250%, 04/15/25		1,475	1,521
5.000%, 03/15/24		1,875	1,922
HCA Healthcare
6.250%, 02/15/21		550	573
LifePoint Health
5.875%, 12/01/23		325	339
LifePoint Hospitals
5.500%, 12/01/21		400	407
Mallinckrodt International Finance
5.625%, 10/15/23(A)		900	796
5.500%, 04/15/25(A)		2,575	2,157
Sotera Health Topco
8.125% cash/0% PIK, 11/01/21(A)		1,700	1,717
Surgery Center Holdings
6.750%, 07/01/25(A)		1,700	1,628
Teleflex
5.250%, 06/15/24		350	360
4.875%, 06/01/26		675	668
4.625%, 11/15/27		125	119
Tenet Healthcare
7.500%, 01/01/22(A)		325	339
7.000%, 08/01/25		350	346
6.750%, 06/15/23		1,600	1,594
5.125%, 05/01/25		1,025	1,009
4.625%, 07/15/24		375	365

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 77

consolidated schedule of investments
September 30, 2018
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)(1)	Value (000)
4.500%, 04/01/21	$175	$174
4.375%, 10/01/21	300	299

Total Medical Products & Services		29,131

Medical-HMO [0.2%]
Centene
5.375%, 06/01/26(A)	650	665
MPH Acquisition Holdings
7.125%, 06/01/24(A) (F)	3,375	3,502
Polaris Intermediate
8.500% cash/0% PIK, 12/01/22(A)	850	878
WellCare Health Plans
5.375%, 08/15/26(A)	325	331

Total Medical-HMO		5,376

Medical-Outptnt/Home Med [0.1%]
Air Medical Group Holdings
6.375%, 05/15/23(A)	1,800	1,615

Medical-Whsle Drug Dist [0.1%]
Vizient
10.375%, 03/01/24(A)	1,525	1,668

Metal-Copper [0.1%]
Freeport-McMoRan
5.400%, 11/14/34	1,550	1,457
3.875%, 03/15/23	1,425	1,378

Total Metal-Copper		2,835

Metal-Iron [1.0%]
Koks OAO Via Koks Finance DAC
7.500%, 05/04/22	2,230	2,220
Samarco Mineracao
5.750%, 10/24/23(B) (F)	23,052	16,286
5.375%, 09/26/24(B)	1,160	826
4.125%, 11/01/22(B)	13,709	9,456

Total Metal-Iron		28,788

Metals & Mining [0.4%]
Hudbay Minerals
7.625%, 01/15/25(A)	750	774
7.250%, 01/15/23(A)	325	334
TiZir
9.500%, 07/19/22(A)	6,000	6,494
Vedanta Resources
7.125%, 05/31/23	3,750	3,656
6.000%, 01/31/19	1,883	1,888

Total Metals & Mining		13,146

Miscellaneous Business Services [0.1%]
Acosta
7.750%, 10/01/22(A)	1,550	527
Garda World Security
8.750%, 05/15/25(A)	1,200	1,168
Matthews International
5.250%, 12/01/25(A)	500	484

Total Miscellaneous Business Services		2,179

Multi-line Insurance [0.0%]
Acrisure
7.000%, 11/15/25(A)	1,275	1,189

Office Automation and Equip [0.0%]
CDW
5.500%, 12/01/24	575	595
5.000%, 09/01/25	225	224

Total Office Automation and Equip		819

Oil-Field Services [0.2%]
Apergy
6.375%, 05/01/26(A)	175	180
Odebrecht Oil & Gas Finance
0.000%, 03/01/66(E)	1	—
Petrofac
3.400%, 10/10/18	1,580	1,580
SESI
7.750%, 09/15/24	1,250	1,275
7.125%, 12/15/21	625	634
USA Compression Partners
6.875%, 04/01/26(A)	850	877
Weatherford International
8.250%, 06/15/23	750	709
7.000%, 03/15/38	775	601
6.800%, 06/15/37	125	95

Total Oil-Field Services		5,951

Oil-US Royalty Trusts [0.0%]
Rio Oil Finance Trust, Ser 2014-1
9.250%, 07/06/24(A)	67	71

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 78

consolidated schedule of investments
September 30, 2018
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)(1)	Value (000)
Paper & Related Products [0.1%]
Clearwater Paper
5.375%, 02/01/25(A)	$2,075	$1,924
Trident Merger Sub
6.625%, 11/01/25(A)	1,075	1,019

Total Paper & Related Products		2,943

Petroleum & Fuel Products [7.8%]
Andeavor Logistics
6.250%, 10/15/22	362	372
Antero Midstream Partners
5.375%, 09/15/24	1,300	1,308
Antero Resources
5.625%, 06/01/23	325	333
5.000%, 03/01/25	525	529
Ascent Resources Utica Holdings
10.000%, 04/01/22(A)	1,075	1,209
Berry Petroleum
7.000%, 02/15/26(A)	550	569
Callon Petroleum
6.375%, 07/01/26	175	178
6.125%, 10/01/24	1,155	1,175
Carrizo Oil & Gas
8.250%, 07/15/25	325	350
7.500%, 09/15/20	159	159
6.250%, 04/15/23	675	689
Cheniere Corpus Christi Holdings
7.000%, 06/30/24	275	301
5.875%, 03/31/25	875	920
5.125%, 06/30/27	275	276
Cheniere Energy Partners
5.625%, 10/01/26(A)	100	101
5.250%, 10/01/25	1,700	1,702
Chesapeake Energy
8.000%, 12/15/22(A)	391	409
8.000%, 01/15/25	325	335
8.000%, 06/15/27	925	943
7.000%, 10/01/24	675	675
5.750%, 03/15/23	500	487
CNX Midstream Partners
6.500%, 03/15/26(A)	875	868
CrownRock
5.625%, 10/15/25(A)	1,600	1,560
CVR Refining
6.500%, 11/01/22	1,725	1,751
DNO
8.750%, 06/18/20(A)	10,800	11,124
8.750%, 05/31/23(A)	15,800	15,981
Endeavor Energy Resources
5.750%, 01/30/28(A)	450	450
5.500%, 01/30/26(A)	75	75
Energy Transfer Equity
5.875%, 01/15/24	650	684
EP Energy
8.000%, 11/29/24(A)	800	806
EP PetroEcuador via Noble Sovereign Funding I
8.016%, VAR ICE LIBOR USD 3 Month+5.630%, 09/24/19	17,123	17,121
Frontera Energy
9.700%, 06/25/23	13,458	14,135
Gulfport Energy
6.625%, 05/01/23	250	254
6.375%, 05/15/25	675	662
6.375%, 01/15/26	225	219
6.000%, 10/15/24	300	292
Holly Energy Partners
6.000%, 08/01/24(A)	1,625	1,662
Jagged Peak Energy
5.875%, 05/01/26(A)	325	323
Kuwait Energy
9.500%, 08/04/19	16,817	16,178
Laredo Petroleum
6.250%, 03/15/23	200	200
5.625%, 01/15/22	175	174
Latina Offshore
8.875%, 10/01/18(A) (B)	3,000	2,250
Nostrum Oil & Gas Finance
8.000%, 07/25/22	1,250	1,193
Nostrum Oil & Gas Finance BV
7.000%, 02/16/25	1,300	1,149
NuStar Logistics
5.625%, 04/28/27	1,200	1,186
Oasis Petroleum
6.875%, 03/15/22	615	626
6.875%, 01/15/23	175	178
6.250%, 05/01/26(A)	325	331
Odebrecht Drilling Norbe VIII
7.350% cash/0% PIK, 12/01/26	3,091	1,810
6.350%, 12/01/21	217	212
Odebrecht Offshore Drilling Finance
7.720% cash/0% PIK, 12/01/26	182	52

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 79

consolidated schedule of investments
September 30, 2018
City National Rochdale Fixed Income Opportunities Fund (continued)

Description		Face Amount (000)(1)	Value (000)
Offshore Drilling Holding
8.375%, 09/20/20		$14,045	$7,374
Oilflow SPV 1 DAC
12.000%, 01/13/22(A)		7,005	7,245
Parsley Energy
6.250%, 06/01/24(A)		150	156
5.625%, 10/15/27(A)		600	601
5.375%, 01/15/25(A)		275	276
5.250%, 08/15/25(A)		275	274
PDC Energy
6.125%, 09/15/24		450	443
5.750%, 05/15/26		350	332
Petroamazonas EP
4.625%, 02/16/20		5,510	5,455
4.625%, 11/06/20		2,006	1,946
Petrobras Global Finance
7.375%, 01/17/27		4,330	4,393
6.875%, 01/20/40		4,495	4,194
6.850%, 06/05/15		12,958	11,144
Petrobras Global Finance BV
4.479%, VAR ICE LIBOR USD 3 Month+2.140%, 01/15/19		219	219
Petroleos de Venezuela
9.750%, 05/17/35(B)		14,689	3,495
8.500%, 10/27/20		17,130	14,561
6.000%, 05/16/24(B) (F)		4,000	875
6.000%, 11/15/26(B) (F)		15,000	3,225
Petroleos Mexicanos
7.190%, 09/12/24	MXN	13,000	599
Precision Drilling
7.750%, 12/15/23		775	822
7.125%, 01/15/26(A)		200	206
6.500%, 12/15/21		118	119
Puma International Financing
5.125%, 10/06/24		6,155	5,362
5.000%, 01/24/26		6,700	5,643
QEP Resources
5.625%, 03/01/26		275	263
5.250%, 05/01/23		550	536
QGOG Constellation
9.500%, 11/09/24		12,025	5,772
Range Resources
5.000%, 03/15/23		250	245
4.875%, 05/15/25		772	731
SEPLAT Petroleum Development
9.250%, 04/01/23		5,076	5,077
ShaMaran Petroleum
12.000%, 07/05/23(A)		10,000	10,050
Shelf Drilling Holdings
8.250%, 02/15/25(A)		850	877
SM Energy
6.750%, 09/15/26		350	364
6.625%, 01/15/27		125	129
5.625%, 06/01/25		375	374
5.000%, 01/15/24		175	170
Southwestern Energy
7.750%, 10/01/27		1,125	1,187
7.500%, 04/01/26		175	183
SRC Energy
6.250%, 12/01/25		925	869
Summit Midstream Holdings
5.750%, 04/15/25		1,275	1,227
5.500%, 08/15/22		1,200	1,196
Sunoco
5.875%, 03/15/28(A)		325	312
5.500%, 02/15/26(A)		325	314
4.875%, 01/15/23(A)		75	74
Targa Resources Partners
5.875%, 04/15/26(A)		300	309
5.375%, 02/01/27		1,075	1,075
5.250%, 05/01/23		500	506
5.125%, 02/01/25		225	227
5.000%, 01/15/28(A)		600	583
TransMontaigne Partners
6.125%, 02/15/26		175	165
Transportadora de Gas del Sur
6.750%, 05/02/25		1,230	1,187
Tupras Turkiye Petrol Rafinerileri
4.500%, 10/18/24		1,370	1,210
Ultra Resources
7.125%, 04/15/25(A)		750	304
6.875%, 04/15/22(A)		225	107
Whiting Petroleum
6.625%, 01/15/26		200	208
6.250%, 04/01/23		800	828
WPX Energy
8.250%, 08/01/23		225	255
6.000%, 01/15/22		59	61
5.750%, 06/01/26		100	101
5.250%, 09/15/24		700	704
YPF
8.750%, 04/04/24		3,370	3,368
8.500%, 07/28/25		2,990	2,927
6.950%, 07/21/27		3,930	3,452

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 80

consolidated schedule of investments
September 30, 2018
City National Rochdale Fixed Income Opportunities Fund (continued)

Description		Face Amount (000)(1)	Value (000)
YPF, MTN
36.750%, VAR 30-35d Argentina BADLAR Private Banks+4.000%, 07/07/20		$1,000	$430

Total Petroleum & Fuel Products			233,442

Platinum [0.1%]
Stillwater Mining
7.125%, 06/27/25		2,000	1,916
6.125%, 06/27/22		421	405

Total Platinum			2,321

Precious Metals [0.0%]
Coeur Mining
5.875%, 06/01/24		975	929

Property/Casualty Ins [0.0%]
AmWINS Group
7.750%, 07/01/26(A)		1,000	1,040

Quarrying [0.0%]
Compass Minerals International
4.875%, 07/15/24(A)		1,200	1,111

Radio [0.2%]
CBS Radio
7.250%, 11/01/24(A)		775	745
Sirius XM Radio
6.000%, 07/15/24(A)		975	1,010
5.375%, 04/15/25(A)		1,250	1,255
5.375%, 07/15/26(A)		525	521
4.625%, 05/15/23(A)		625	620
Urban One
9.250%, 02/15/20(A)		900	889
7.375%, 04/15/22(A)		850	841

Total Radio			5,881

Real Estate Investment Trusts [0.0%]
MGM Growth Properties Operating Partnership
5.625%, 05/01/24		425	436
VICI Properties 1
8.000%, 10/15/23		208	229

Total Real Estate Investment Trusts			665

Real Estate Oper/Develop [0.9%]
Central China Real Estate
8.750%, 01/23/21		970	988
6.500%, 03/05/21		2,230	2,157
China Evergrande Group
7.500%, 06/28/23		4,375	4,032
Ezdan Sukuk
4.875%, 04/05/22		1,400	1,164
4.375%, 05/18/21		2,595	2,192
Haya Finance 2017
5.250%, 11/15/22	EUR	3,410	3,691
5.125%, VAR Euribor 3 Month+5.125%, 11/15/22	EUR	450	490
IRSA Propiedades Comerciales
8.750%, 03/23/23		1,115	1,110
Kaisa Group Holdings
8.500%, 06/30/22		3,165	2,604
7.250%, 06/30/20		1,185	1,090
KWG Group Holdings
7.875%, 08/09/21		2,075	2,057
New Metro Global
5.000%, 08/08/22		1,205	1,083
Sunac China Holdings
7.950%, 08/08/22		4,400	4,224

Total Real Estate Oper/Develop			26,882

Regional Authority [0.0%]
Seminole Indian Tribe of Florida
7.804%, 10/01/20(A)		270	273

Research and Development [0.1%]
Jaguar Holding II
6.375%, 08/01/23(A)		3,575	3,602

Resorts/Theme Parks [0.1%]
Six Flags Entertainment
5.500%, 04/15/27(A)		2,150	2,129

Retail [0.8%]
1011778 BC ULC
5.000%, 10/15/25(A)		2,300	2,202
4.250%, 05/15/24(A)		375	355
Albertsons
6.625%, 06/15/24		825	793
5.750%, 03/15/25		1,750	1,575
Beacon Roofing Supply
6.375%, 10/01/23		275	285

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 81

consolidated schedule of investments
September 30, 2018
City National Rochdale Fixed Income Opportunities Fund (continued)

Description		Face Amount (000)(1)	Value (000)
Eurotorg Via Bonitron DAC
8.750%, 10/30/22		$4,485	$4,455
Ferrellgas
6.750%, 01/15/22		1,175	1,025
6.750%, 06/15/23		850	710
6.500%, 05/01/21		675	604
IRSA Inversiones y Representaciones
7.000%, 09/09/19		100	94
KFC Holding
5.250%, 06/01/26(A)		625	623
5.000%, 06/01/24(A)		325	322
4.750%, 06/01/27(A)		350	336
Michaels Stores
5.875%, 12/15/20(A)		1,500	1,507
New Look Secured Issuer
4.500%, VAR Euribor 3 Month+4.500%, 07/01/22	EUR	2,000	1,261
Party City Holdings
6.625%, 08/01/26(A)		300	304
6.125%, 08/15/23(A)		1,650	1,670
PetSmart
7.125%, 03/15/23(A)		950	683
Rite Aid
6.125%, 04/01/23(A)		1,050	941
Sally Holdings
5.625%, 12/01/25		1,050	1,000
Suburban Propane Partners
5.875%, 03/01/27		425	404
5.750%, 03/01/25		850	825
5.500%, 06/01/24		950	933

Total Retail			22,907

Rubber & Plastic [0.0%]
Goodyear Tire & Rubber
5.000%, 05/31/26		675	635

Rubber/Plastic Products [0.0%]
Gates Global
6.000%, 07/15/22(A)		1,249	1,257

Semi-Conductors [0.4%]
Entegris
4.625%, 02/10/26(A)		575	547
Sensata Technologies
5.000%, 10/01/25(A)		75	75
Sensata Technologies UK Financing
6.250%, 02/15/26(A)		225	237
STATS ChipPAC Pte
8.500%, 11/24/20		6x015	6,195
Tunghsu Venus Holdings
7.000%, 06/12/20		4,275	3,523

Total Semi-Conductors			10,577

Software Tools [0.1%]
RP Crown Parent
7.375%, 10/15/24(A)		1,850	1,919

Steel & Steel Works [1.4%]
CSN Resources
7.625%, 02/13/23		1,500	1,389
6.500%, 07/21/20		9,121	8,866
Ferrexpo Finance
10.375%, 04/07/19		10,842	11,113
JSW Steel
5.250%, 04/13/22		4,751	4,644
4.750%, 11/12/19		250	249
Metinvest BV
8.500%, 04/23/26		4,518	4,316
7.750%, 04/23/23		11,343	10,901
Steel Dynamics
5.500%, 10/01/24		350	357
5.125%, 10/01/21		225	228

Total Steel & Steel Works			42,063

Telecommunication Equip [0.1%]
CommScope
5.500%, 06/15/24(A)		25	25
CommScope Technologies
6.000%, 06/15/25(A)		950	978
HTA Group
9.125%, 03/08/22		2,735	2,817

Total Telecommunication Equip			3,820

Telephones & Telecommunications [3.2%]
Banglalink Digital Communications
8.625%, 05/06/19		14,665	14,738
Digicel
6.000%, 04/15/21		19,845	18,481
Digicel Group
8.250%, 09/30/20		11,345	8,693
8.250%, 09/30/20(A)		200	152
7.125%, 04/01/22		7,480	4,936
GTH Finance
7.250%, 04/26/23		3,800	3,966

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 82

consolidated schedule of investments
September 30, 2018
City National Rochdale Fixed Income Opportunities Fund (continued)

Description		Face Amount (000)(1)	Value (000)
Intelsat Jackson Holdings
9.750%, 07/15/25(A)		$525	$556
8.500%, 10/15/24(A)		725	733
8.000%, 02/15/24(A)		475	500
5.500%, 08/01/23		975	898
Liquid Telecommunications Financing
8.500%, 07/13/22		4,039	4,144
Matterhorn Telecom
4.000%, 11/15/27	EUR	385	424
3.250%, VAR Euribor 3 Month+3.250%, 02/01/23	EUR	143	166
Mauritius Investments
4.755%, 11/11/24		3,000	2,713
Maxcom Telecomunicaciones
8.000%, 06/15/20		9,000	6,795
Oi
10.000% cash/4.000% PIK, 07/27/25		4,516	4,651
Sable International Finance
6.875%, 08/01/22		8,775	9,191
Sprint
7.875%, 09/15/23		2,850	3,074
7.625%, 02/15/25		1,250	1,326
7.625%, 03/01/26		300	318
7.125%, 06/15/24		425	441
Sprint Capital
6.875%, 11/15/28		1,200	1,206
Sprint Communications
6.000%, 11/15/22		475	485
T-Mobile USA
6.500%, 01/15/24		700	727
6.500%, 01/15/26		400	419
6.375%, 03/01/25		575	599
6.000%, 04/15/24		550	570
4.750%, 02/01/28		650	612
4.500%, 02/01/26		700	668
Turk Telekomunikasyon
4.875%, 06/19/24		500	436
3.750%, 06/19/19		3,400	3,299

Total Telephones & Telecommunications			95,917

Textile-Products [0.2%]
Golden Legacy Pte. Ltd.
8.250%, 06/07/21		3,525	3,639
Grupo Kaltex
8.875%, 04/11/22		140	112
Prime Bloom Holdings
7.500%, 12/19/19		1,800	1,694

Total Textile-Products			5,445

Transactional Software [0.0%]
Solera
10.500%, 03/01/24(A)		1,025	1,120

Transportation Services [0.3%]
KOC Holding
5.250%, 03/15/23		2,480	2,336
Sabre GLBL
5.375%, 04/15/23(A)		375	377
Ukraine Railways via Shortline
9.875%, 09/15/21		6,500	6,533
VOC Escrow
5.000%, 02/15/28(A)		500	481

Total Transportation Services			9,727

Transport-Equip and Leasng [0.1%]
Avolon Holdings Funding
5.125%, 10/01/23(A)		200	202
Park Aerospace Holdings
5.500%, 02/15/24(A)		2,975	3,050
5.250%, 08/15/22(A)		250	252
4.500%, 03/15/23(A)		250	244

Total Transport-Equip and Leasng			3,748

Waste Disposal [0.0%]
Wrangler Buyer
6.000%, 10/01/25(A)		475	456

Total Corporate Bonds
(Cost $1,316,015)			1,280,189

Loan Participations [26.7%]
Aerospace [0.5%]
Air Canada, Term Loan B (2018)
4.242%, 10/06/23(D)		1,251	1,254
American Airlines Inc, 2017 Class B Term Loan
4.158%, VAR LIBOR+2.000%, 12/14/23		782	777

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 83

consolidated schedule of investments
September 30, 2018
City National Rochdale Fixed Income Opportunities Fund (continued)

Description		Face Amount (000)(1)	Value (000)
American Airlines Inc, Term Loan B (2017)
4.133%, VAR LIBOR+2.000%, 10/10/21		$560	$560
American Airlines, Inc., 2018 Replacement Term Loan
3.980%, 06/27/25(D)		535	524
American Airlines, Term Loan B, 1st Lien
4.242%, VAR LIBOR+2.000%, 04/28/23		1,725	1,715
Autokiniton US Holdings (L&W), Term Loan B
6.212%, 05/17/25(D)		439	443
Engility Corp, Term Loan B-1
4.492%, 08/04/20(D)		774	773
Engility Corp, Term Loan B-2
4.992%, VAR LIBOR+3.250%, 08/14/23		3,972	3,981
MB Aerospace, Term Loan
5.742%, 12/13/24(D)		189	189
Standard Aero (Dae), Term Loan B
5.990%, VAR LIBOR+3.750%, 07/07/22		2,506	2,518
WP CPP Holdings, Second Lien (2018)
10.280%, 04/24/26(D)		405	404
WP CPP Holdings, Term B Loan
6.280%, 04/25/25(D)		950	956

Total Aerospace			14,094

Aerospace/Defense [0.1%]
Transdigm Inc., New Tranche E Term Loan (2018)
4.742%, 05/30/25(D)		2,021	2,026
Transdigm Inc., New Tranche F Term Loan (2018)
4.742%, 06/09/23(D)		1,569	1,574

Total Aerospace/Defense			3,600

Auto components [0.0%]
Altra Industrial Motion, Term loan B
0.000%, 09/26/25(G)		—	—

Automotive [0.1%]
APCOA, Term Loan B, 1st Lien
3.750%, 03/08/24(D)	EUR	2,000	2,337

Beverage and tobacco [0.0%]
Refresco, Term Loan B, 1st Lien
4.640%, 12/13/24(D)	EUR	1,000	1,289

Broadcast radio and television [0.3%]
M7 Group S.A., Term Loan B, 1st Lien
3.750%, 12/31/24(D)	EUR	885	1,029
NEP Europe Finco B.V., 1st Lien
3.750%, VAR LIBOR+0.030%, 01/04/24	EUR	1,474	1,715
Technicolor S.A., Euro Term Loan, 1st Lien
3.500%, VAR LIBOR+0.035%, 12/06/23	EUR	4,500	4,939

Total Broadcast radio and television			7,683

Broadcasting [0.2%]
CBS Radio Inc., Term Loan B (2017)
4.962%, VAR LIBOR+2.750%, 11/18/24		1,253	1,242
Nexstar Broadcasting Inc, Term Loan B2 - Mission
4.604%, VAR LIBOR+2.500%, 01/17/24		153	153
Nexstar Broadcasting Inc, Term Loan B2 - Nexstar
4.604%, VAR LIBOR+2.500%, 01/17/24		1,089	1,093
Quincy Newspapers, Term Loan B
7.250%, 10/19/22(D)		374	375

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 84

consolidated schedule of investments
September 30, 2018
City National Rochdale Fixed Income Opportunities Fund (continued)

Description		Face Amount (000)(1)	Value (000)
Tribune Media Company, Term Loan B
5.242%, VAR LIBOR+3.000%, 12/27/20		$100	$101
Tribune Media Company, Term Loan C
5.242%, VAR LIBOR+3.000%, 01/26/24		1,249	1,252
Univision Comm (fka Umbrella), 2017 Replacement Term Loan
4.992%, VAR LIBOR+2.750%, 03/15/24		2,407	2,339

Total Broadcasting			6,555

Building and Development [0.1%]
Financière Dry Mix Solutions S.A.S., Facility B, 1st Lien
3.500%, VAR LIBOR+0.035%, 03/07/24	EUR	1,500	1,746
Flamingo LUX II, Senior Facility B3, 1st Lien
3.250%, VAR LIBOR+0.033%, 07/28/23	EUR	1,482	1,728
LSF10 XL Bidco S.C.A., Facility B, 1st Lien
3.500%, VAR Euribor+0.040%, 02/02/24	EUR	889	1,033

Total Building and Development			4,507

Business equipment and services [1.3%]
Accelya, 1st Lien
6.751%, 03/29/24(D)		2,000	1,997
AI Avocado B.V., Facility B1 (EUR), 1st Lien
4.000%, VAR Euribor+0.043%, 10/08/21	EUR	1,000	1,162
Civica, Cov-Lite, 1st Lien
5.462%, 10/10/24(D)	GBP	1,500	1,960
Colour Bidco (NGA UK), Term Loan B, 1st Lien
5.962%, VAR LIBOR+0.053%, 11/22/24(G)	GBP	1,500	1,904
ERM, 1st Lien
9.302%, VAR LIBOR+0.070%, 05/09/22		1,000	976
ERM, Facility B1, 1st Lien
6.386%, VAR LIBOR+0.040%, 05/14/21		3,460	3,466
Exclusive Group, Term Loan, 1st Lien
0.000%, 06/06/25(G)		1,000	1,161
First Names Group, Term Loan B, 1st Lien
0.000%, 03/07/25(D) (G)	EUR	2,000	2,332
Independent Vet Care, Facility B, 1st Lien
4.990%, VAR LIBOR+0.045%, 01/25/24	GBP	1,000	1,297
Independent Vet Care, Facility C1, 1st Lien
3.750%, VAR LIBOR+0.038%, 01/26/24	EUR	1,500	1,733
Infor (US), Inc. (fka Lawson Software Inc.), Euro Tranche B-2 Loan, 1st Lien
3.250%, VAR LIBOR+0.023%, 02/01/22	EUR	1,959	2,280
LGC, Facility B4, 1st Lien
3.250%, VAR LIBOR+0.033%, 03/08/23	EUR	1,285	1,490
Phoenix BidCo 2 GmbH, Cov-Lite, 1st Lien
3.750%, VAR LIBOR+0.038%, 09/13/24	EUR	1,000	1,136
PHS, Facility A1, 1st Lien
6.250%, VAR LIBOR+0.053%, 11/15/21	GBP	1,500	1,959
QA, 1st Lien
5.521%, VAR LIBOR+0.050%, 07/26/24	GBP	3,000	3,920
Solera, Term Loan
3.250%, VAR LIBOR+0.033%, 02/28/23	EUR	1,955	2,276

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 85

consolidated schedule of investments
September 30, 2018
City National Rochdale Fixed Income Opportunities Fund (continued)

Description		Face Amount (000)(1)	Value (000)
Trescal, Term Loan B, 1st Lien
3.250%, VAR LIBOR+0.033%, 03/14/25	EUR	1,000	$1,144
Unit4, 1st Lien
4.250%, VAR Euribor+0.045%, 09/17/21	EUR	1,000	1,161
Webhelp, 1st Lien
3.500%, VAR LIBOR+0.035%, 03/16/23	EUR	1,000	1,164
Webhelp, Term Loan B3, 1st Lien
4.250%, VAR LIBOR+0.043%, 12/31/49	GBP	1,500	1,945
ZPG, Term Loan B, 1st Lien
0.000%, 06/06/25(G)		$2,000	2,608
0.000%, 06/06/25(G)		1,000	1,162

Total Business equipment and services			40,233

Cable & satellite television [0.3%]
Orion Cable, Cov-Lite
0.000%, 10/15/24		1,248	1,335
SFR Group S.A. (Ypso France SAS), Term Loan, 1st Lien
3.000%, VAR LIBOR+0.030%, 06/22/25	EUR	2,469	2,826
Ziggo Secured Finance B.V., Term Loan F, 1st Lien
3.000%, VAR LIBOR+0.030%, 04/15/25	EUR	3,000	3,481

Total Cable & satellite television			7,642

Cable/Wireless Video [1.5%]
Altice Financing, New Refi Term Loan (Suddenlink)
4.492%, VAR LIBOR+2.250%, 07/28/25		2,650	2,646
Altice Financing, Term Loan
4.908%, 01/31/26(D)		1,573	1,536
Altice Financing, Term Loan B (2017)
4.908%, VAR LIBOR+2.750%, 07/15/25		1,155	1,132
Atlantic Broadband, Term Loan
4.617%, 01/03/25(D)		2,080	2,079
Charter Comm Operating, LLC, Term Loan B
4.250%, VAR LIBOR+2.000%, 04/30/25		6,883	6,892
CSC Holdings Inc., Term Loan B (2017)
4.408%, VAR LIBOR+2.250%, 07/17/25		1,457	1,456
Intelsat Jackson Holdings, Term Loan B4
6.730%, 01/02/24(D)		325	341
Intelsat Jackson Holdings, Term Loan B5
6.625%, 01/02/24		1,165	1,212
Liberty Cablevision of Puerto Rico, First Lien Term Loan
5.839%, VAR LIBOR+3.500%, 01/07/22		2,610	2,563
Liberty Cablevision of Puerto Rico, Second Lien — 2014
9.089%, 06/26/23(D)		112	104
Mediacom LLC, Term Loan N
3.920%, 02/15/24(D)		1,126	1,122
Quebecor Media, Term Loan B
4.564%, VAR LIBOR+2.250%, 08/17/20		2,560	2,563
Radiate Holdco, Term Loan B
5.242%, VAR LIBOR+3.000%, 02/01/24		1,287	1,284
Telenet Financing, Term Loan AN
4.408%, 08/15/26(D)		1,450	1,443
Unitymedia, Term Loan B (2017)
4.408%, VAR LIBOR+2.250%, 09/30/25		2,285	2,287

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 86

consolidated schedule of investments
September 30, 2018
City National Rochdale Fixed Income Opportunities Fund (continued)

Description		Face Amount (000)(1)	Value (000)
Unitymedia, Term Loan D
4.408%, 01/15/26(D)		$640	$640
Unitymedia, Term Loan E
4.158%, 05/24/23(D)		730	731
UPC Financing Partnership, Facility AR, 1st Lien
4.658%, VAR LIBOR+2.500%, 01/15/26		1,770	1,768
Virgin Media Invst Hlds Ltd, Term Loan K
4.658%, VAR LIBOR+2.500%, 01/15/26		3,320	3,325
WideOpenWest Finance LLC, Term Loan B (2017)
5.408%, VAR LIBOR+3.250%, 08/18/23		2,916	2,853
Ziggo B.V., Term Loan E
4.658%, VAR LIBOR+2.500%, 04/15/25		7,800	7,655

Total Cable/Wireless Video			45,632

Chemical/Plastics [0.5%]
AkzoNobel (Starfruit), Term Loan B, 1st Lien
0.000%, 09/19/25		1,000	1,170
Allnex (Luxembourg) & Cy S.C.A. (f/k/a AI Chem & Cy S.C.A.), Tranche B-1 Term Loan, 1st Lien
3.250%, VAR Euribor+0.033%, 06/02/23	EUR	1,456	1,690
Flint Group SA, Term Loan B-2
5.036%, VAR LIBOR+0.030%, 09/03/21		2,471	2,363
FLINT(fka BASF) (aka ColourOz), 1st Lien
5.036%, VAR LIBOR+0.030%, 09/03/21		409	391
MacDermid, Incorporated (Platform Specialty Products Corporation), Euro Tranche C-6 Term Loan, 1st Lien
3.250%, VAR LIBOR+0.025%, 06/07/20	EUR	2,077	2,414
Novacap Group Holding, Term Loan
3.500%, 06/22/23		319	368
Novacap, 1st Lien
3.500%, VAR LIBOR+0.035%, 04/28/23	EUR	2,180	2,520
Oxea, Cov-Lite, 1st Lien
3.750%, VAR LIBOR+0.038%, 09/27/24	EUR	1,500	1,746
Solenis, Term Loan, 1st Lien
0.000%, 12/18/23(G)		1,000	1,170

Total Chemical/Plastics			13,832

Chemicals [1.3%]
AkzoNobel (Starfruit), Term Loan B
0.000%, 09/19/25		2,775	2,786
Albaugh, LLC, Term Loan B (2017)
5.742%, 12/23/24(D)		1,772	1,766
Alpha 3 (Atotech), Term Loan B-1
5.386%, VAR LIBOR+3.000%, 01/31/24		601	604
ASP Chromaflo Intermediate Holdings, Second Lien
10.242%, 11/18/24		145	144
ASP Chromaflo Intermediate Holdings, Term Loan B-1
5.742%, VAR LIBOR+4.000%, 11/20/23		725	729
ASP Chromaflo Intermediate Holdings, Term Loan B-2
5.742%, VAR LIBOR+4.000%, 11/20/23		942	948

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 87

consolidated schedule of investments
September 30, 2018
City National Rochdale Fixed Income Opportunities Fund (continued)

Description		Face Amount (000)(1)	Value (000)
Consolidated Energy Limited, Term Loan B
4.633%, 05/07/25(D)		$883	$880
Cyanco Intermediate 2 Corp., Second Lien
9.742%, 03/06/26(D)		215	213
Cyanco Intermediate 2 Corp., Term Loan
5.492%, 03/07/25(D)		308	310
Emerald Performance Materials, LLC, Initial Term Loan (First Lien)
5.742%, VAR LIBOR+3.500%, 07/30/21		117	118
Emerald Performance Materials, LLC, Second Lien
9.992%, 08/01/22(D)		1,655	1,657
Ferro Corp, Term Loan B-1
4.636%, 02/14/24(D)		778	780
Ferro Corp, Term Loan B-2
4.636%, 02/14/24(D)		317	318
Ferro Corp, Term Loan B-3
4.636%, 02/14/24(D)		310	311
Gemini HDPE LLC, Term Loan B
4.850%, VAR LIBOR+3.000%, 07/24/21		1,844	1,853
HB Fuller, Term Loan B
4.165%, VAR LIBOR+2.250%, 10/20/24		2,263	2,260
Ineos Group Holdings PLC, Term Loan B
4.242%, VAR LIBOR+2.000%, 04/01/24		5,096	5,104
INEOS Styrolution Group GmbH, Term Loan B (2024)
4.386%, 03/29/24(D)		667	666
Kraton Polymers, Term Loan B (2018)
4.742%, 03/08/25(D)		1,281	1,285
LUX Holdco III (Invictus), Second Lien
8.826%, 02/13/26(D)		75	74
LUX Holdco III (Invictus), Term Loan B
5.195%, 03/28/25(D)		224	225
MacDermid Inc. (Platform), Term Loan B-6
5.242%, VAR LIBOR+3.000%, 06/07/23		531	534
MacDermid Inc. (Platform), Term Loan B-7
4.742%, VAR LIBOR+2.500%, 06/07/20		666	669
Minerals Technologies Inc., Term Loan B (2017)
4.410%, 02/14/24(D)		2,086	2,099
Minerals Technologies Inc., Term Loan B-2 - Fixed TL
4.750%, VAR LIBOR+4.750%, 05/09/21		3,495	3,504
New Arclin US Holdings, Term Loan B (2018)
5.886%, 02/14/24(D)		528	532
Nexeo Solutions, Term Loan B
5.592%, 06/09/23		424	426
OXEA Corp, Term B Loan
5.625%, 09/27/24(D)	EUR	498	501
PQ Corporation, Term Loan B
4.742%, 02/08/25(D)		2,222	2,224
Trinseo Materials Operating S.C.A (fka Styron), 2018 Refinancing Term Loans
4.242%, 09/06/24(D)		777	780
Tronox, Blocked Dollar Term Loan
5.242%, VAR LIBOR+3.000%, 09/23/24		593	595
Tronox, Initial Dollar Term Loan
5.242%, VAR LIBOR+3.000%, 09/23/24		1,368	1,373
Univar, Term Loan B-3
4.492%, VAR LIBOR+2.500%, 07/01/24		520	522
Vantage Specialty Chemicals, Second Lien
10.592%, 10/20/25(D)		645	646

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 88

consolidated schedule of investments
September 30, 2018
City National Rochdale Fixed Income Opportunities Fund (continued)

Description		Face Amount (000)(1)	Value (000)
Vantage Specialty Chemicals, Term Loan B
6.242%, 10/28/24(D)		$784	$787
Venator, Term Loan B
5.242%, VAR LIBOR+3.000%, 08/08/24		505	506

Total Chemicals			38,729

Computer & Electronics [0.0%]
SS&C Technologies, Term Loan B-4
4.492%, 04/16/25(D)		479	479

Computers & Electronics [0.0%]
MA Financeco, LLC, Tranche B-2 Term Loan,
4.492%, 11/19/21(D)		215	214
SS&C Technologies, Term Loan B-3
4.492%, 04/16/25(D)		1,233	1,234

Total Computers & Electronics			1,448

Conglomerates [0.1%]
Socotec, Cov-Lite, 1st Lien
4.500%, VAR LIBOR+0.045%, 07/20/24	EUR	1,000	1,304
3.250%, VAR LIBOR+0.038%, 07/20/24	EUR	1,000	1,165

Total Conglomerates			2,469

Consumer Durables [0.0%]
American Bath Group, Term Loan B (2018)
6.636%, 09/30/23(D)		479	484
Zodiac Pool Solutions, Term Loan B
4.492%, 03/07/25		219	220

Total Consumer Durables			704

Consumer NonDurables [0.1%]
ABG Intermediate, Term Loan B
5.594%, 09/27/24(D)		249	250
American Greetings, Term Loan B
6.742%, 04/06/24(D)		579	581
Eastman Kodak Company, Exit Term Loan
8.592%, VAR LIBOR+6.250%, 09/03/19		807	772
Herbalife (HLF), Term Loan B
5.492%, 08/08/25		320	323
Playcore, Delay Draw
8.000%, 09/18/24		44	44
Playcore, Term Loan B
6.203%, VAR LIBOR+3.750%, 09/18/24		323	326
Varsity Brands (Hercules Achievement), Term Loan B (2017)
5.742%, VAR LIBOR+3.500%, 12/09/24		784	786

Total Consumer NonDurables			3,082

Containers and glass products [0.2%]
Faerch Plast, Term Loan B1, Cov-Lite, 1st Lien
3.500%, VAR LIBOR+0.035%, 07/24/24	EUR	2,500	2,872
Verallia, Facility B4, 1st Lien
2.750%, VAR LIBOR+0.028%, 10/22/22	EUR	1,855	2,147
Weener, Term Loan B, 1st Lien
0.000%, 06/20/25(G)		1,500	1,760

Total Containers and glass products			6,779

Diversified Insurance [0.1%]
CEP II (2011), Term Loan B, Cov-Lite, 1st Lien
4.250%, 12/13/24(D)	EUR	2,500	2,866

Diversified Media [1.0%]
ALM Media, LLC, Term Loan B
6.886%, 07/29/20(D)		196	175
Cineworld (Crown Finance), Term Loan B
4.742%, 02/28/25(D)		2,274	2,270

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 89

consolidated schedule of investments
September 30, 2018
City National Rochdale Fixed Income Opportunities Fund (continued)

Description		Face Amount (000)(1)	Value (000)
Creative Artist Agency LLC, Term Loan B (2018)
5.158%, 02/15/24(D)		$1,270	$1,274
Deluxe Entertainment Services Group, Term Loan
7.842%, VAR LIBOR+5.500%, 02/28/20		1,761	1,603
DHX Media, Term Loan B
7.750%, VAR LIBOR+3.750%, 12/22/23		—	—
Donnelley Financial Solutions, Term Loan B (2017)
5.242%, 09/29/23(D)		137	137
Harland Clarke Holdings, Term Loan B7
7.136%, 11/03/23(D)		12,174	11,672
Internet Brands (Micro Holdings Corp.), Second Lien
9.665%, VAR LIBOR+7.500%, 08/15/25		145	146
Internet Brands (Micro Holdings Corp.), Term Loan (2017)
5.915%, VAR LIBOR+3.750%, 09/13/24		1,579	1,589
Lamar Media Corp, Term Loan B
3.938%, 02/14/25(D)		672	674
Learfield Communications, Term Loan
5.500%, VAR LIBOR+3.250%, 12/01/23		246	248
Lions Gate Entertainment, Term Loan B (2018)
4.492%, 03/24/25(D)		1,771	1,772
MediArena Acquisition (Endemol), First Lien Term Loan
8.087%, VAR LIBOR+5.750%, 08/11/21		2,139	2,139
Merrill Communications LLC, Term Loan — 2022
7.592%, VAR LIBOR+5.250%, 05/27/22		510	514
Nielsen Finance LLC, Term Loan B-4
4.133%, VAR LIBOR+2.000%, 10/04/23		588	587
Rovi Solutions Corporation, Term Loan B
4.750%, VAR LIBOR+2.500%, 07/02/21		389	389
William Morris Endeavor Entertainment, LLC (IMG Worldwide Holdings, LLC), Term B-1 Loan, 1st Lien
5.000%, 05/16/25(D)		4,813	4,801

Total Diversified Media			29,990

Drugs [0.4%]
Aenova
5.000%, 09/29/20(D)	EUR	316	362
Aenova, Facility B (SwissCaps Holding), 1st Lien
5.000%, 09/29/20(D)	EUR	192	220
Aenova, Facility B (Temmler), 1st Lien
5.000%, 09/29/20(D)	EUR	174	199
Aenova, Facility B, 1st Lien
5.000%, 07/10/20(D)	EUR	1,318	1,507
Ceva Sante Animale, Facility B2, 1st Lien
3.000%, 06/30/21(D)	EUR	1,000	1,165
Cheplapharm, Cov-Lite
0.000%, 07/02/25(G)		1,500	1,756
Ethypharm, Facility B1, 1st Lien
5.271%, VAR LIBOR+0.048%, 07/21/23	GBP	1,000	1,305
Unilabs, Term Loan B2, 1st Lien
2.750%, VAR LIBOR+0.030%, 04/19/24	EUR	2,500	2,884
Unither, Term Loan B, 1st Lien
4.000%, VAR LIBOR+0.045%, 02/01/24	EUR	1,500	1,743

Total Drugs			11,141

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 90

consolidated schedule of investments
September 30, 2018
City National Rochdale Fixed Income Opportunities Fund (continued)

Description		Face Amount (000)(1)	Value (000)
Ecological services and equipment [0.1%]
Dummen Orange, Term Loan B, Cov-Lite, 1st Lien
3.500%, VAR LIBOR+0.035%, 05/18/24	EUR	3,000	$2,941

Electronics/electric [0.3%]
Audiotonix, Term Loan B, 1st Lien
6.441%, 03/22/24(D)		$1,223	1,217
Coherent Holding GmbH, Euro Term Loan, 1st Lien
2.750%, VAR Euribor+0.023%, 08/01/23	EUR	1,109	1,296
Genesys (Greeneden), Tranche B-3 Euro Term Loan, 1st Lien
3.500%, VAR LIBOR+0.035%, 12/01/23	EUR	1,965	2,297
Industrial and Financial Systems, IFS AB, Term Loan B, 1st Lien
3.500%, VAR LIBOR+0.035%, 07/25/24	EUR	2,000	2,285
Oberthur Technologies, Cov-Lite, 1st Lien
3.750%, VAR LIBOR+0.038%, 01/10/24	EUR	2,000	2,326

Total Electronics/electric			9,421

Energy [1.0%]
Admiral Permian (APR Operating), Second Lien
8.960%, 05/17/24(D)		735	724
Apergy Corp, Term Loan B
4.750%, 04/18/25(D)		957	961
BlackBrush Oil & Gas, L.P., Term Loan
10.500%, 01/26/24(D)		1,125	1,102
Blackhawk Mining, Term Loan B
12.350%, 02/17/22(D)		1,653	1,368
California Resources Corp, Term Loan
12.617%, VAR LIBOR+10.375%, 12/31/21		1,485	1,645
California Resources Corp, Term Loan B (2017)
6.962%, VAR LIBOR+4.750%, 12/31/22		20	528
CITGO Petroleum Corp., Term Loan B
5.837%, 07/29/21(D)		154	154
Crestwood, Term Loan B (2018)
9.570%, 02/28/23(D)		1,792	1,795
Eagleclaw (BCP Raptor), Term Loan B
6.492%, VAR LIBOR+4.250%, 06/24/24		1,002	985
EMG Utica, Term Loan
6.251%, VAR LIBOR+3.750%, 03/27/20		1,664	1,671
Energy Transfer Equity LP, Term Loan B - new
4.242%, VAR LIBOR+2.000%, 02/02/24		2,616	2,617
Frac Tech International, Term Loan B — 2014
7.172%, VAR LIBOR+4.750%, 04/16/21		1,037	1,042
Gavilan Resources, Second Lien
8.165%, VAR LIBOR+6.000%, 03/01/24		715	673
Invenergy Thermal Operating I LLC, Term Loan B
5.811%, 07/16/25		440	444
KCA Deutag, Term Loan B (2018)
9.136%, 02/28/23(D)		1,446	1,407
Keane Group Holdings, LLC, Term Loan
5.875%, 05/19/25(D)		813	805
Lotus Midstream (Centurion), Term Loan B
0.000%, 09/26/25		250	251
McDermott International Inc, Term Loan B
7.242%, 05/12/25(D)		2,348	2,380
Midcoast Operating, Term Loan B
7.843%, 07/31/25		605	606

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 91

consolidated schedule of investments
September 30, 2018
City National Rochdale Fixed Income Opportunities Fund (continued)

Description		Face Amount (000)(1)	Value (000)
New World Resources, 1st Lien
14.500%, 12/31/49	EUR	274	$—
Osum Production Corp., Term Loan B
7.886%, VAR LIBOR+5.500%, 07/31/20		$580	534
Riverstone Utopia Member, Term Loan B
6.415%, 10/16/24(D)		325	325
Rover (BCP Renaissance), Term Loan B
5.842%, 10/31/24(D)		120	121
Seadrill Operating LP (Seadrill Partners Finco LLC), Initial Term Loan, 1st Lien
8.386%, 02/21/21(D)		1,517	1,438
Sheridan Production Partners, Term Loan II-A
5.820%, VAR LIBOR+3.500%, 12/16/20		75	68
Sheridan Production Partners, Term Loan II-M
5.820%, VAR LIBOR+3.500%, 12/16/20		28	25
Sheridan Production Partners, Term Loan II-SIP
5.820%, VAR LIBOR+3.500%, 12/16/20		538	488
Stetson Midsteam (GIP), Term Loan B
6.583%, 07/23/25		270	271
Techem GmbH, Facility B, 1st Lien
3.000%, VAR LIBOR+0.030%, 10/02/24	EUR	3,000	3,507
Traverse Midstream, Term Loan B
6.600%, VAR LIBOR+4.000%, 09/27/24		675	680
Woodford Express, Term Loan B
7.242%, 01/17/25(D)		707	703

Total Energy			29,318

Farming/Agriculture [0.1%]
Sapec Agro Business, Term Loan B, 1st Lien
4.750%, VAR LIBOR+0.048%, 12/15/23	EUR	2,500	2,888

Financial [2.1%]
Advisor Group, Term Loan B
5.908%, 08/15/25		770	775
Altisource, Term Loan B (2018)
6.386%, 03/29/24(D)		1,766	1,764
Aretec Group, Inc, Second Lien
2.000%, VAR Prime Rate by Country+4.500%, 05/23/21		2,196	2,201
Aretec Group, Inc, Second Lien (2018)
0.000%, 08/14/26(G)		580	579
Aretec Group, Inc, Term B-1 Loans
8.250%, VAR LIBOR+4.250%, 11/23/20		1,532	1,534
Aretec Group, Inc, Term Loan B (2018)
0.000%, 08/15/25(G)		1,430	1,441
Asurion, LLC (fka Asurion Corporation), Replacement B-4 Term Loans (2017)
5.242%, VAR LIBOR+2.750%, 08/04/22		968	976
Asurion, LLC (fka Asurion Corporation), Replacement B-6 Term Loans
5.242%, 11/03/23(D)		3,830	3,858
Asurion, LLC (fka Asurion Corporation), Second Lien (2017)
8.742%, VAR LIBOR+6.000%, 08/04/25		5,735	5,889
Asurion, LLC (fka Asurion Corporation), Term Loan B-7
5.242%, 11/03/24		1,087	1,094

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 92

consolidated schedule of investments
September 30, 2018
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)(1)	Value (000)
Blackhawk Network Holdings, Term Loan B
5.386%, 06/15/25(D)	$544	$547
Ditech (Walter Investment), Term Loan B
8.242%, VAR LIBOR+3.750%, 06/30/22	2,455	2,314
Dubai World, 1st Lien
2.000%, 09/30/22	5,940	5,591
4.750%, 09/30/22	13,320	12,487
Duff & Phelps Corporation (Deerfield), Term Loan B (2017)
5.584%, 12/04/24(D)	—	—
Edelman Financial Center, Second Lien
9.092%, 06/26/26	110	112
Edelman Financial Center, Term Loan B
5.592%, 06/26/25	1,340	1,350
EVO Payments International, Term B Loan
5.490%, 12/22/23(D)	446	449
Fortress Investment, Term Loan B (2018)
4.076%, 12/27/22(D)	741	744
Franklin Square Holdings, L.P., Term Loan
4.625%, 07/25/25	485	487
Freedom Mortgage Corporation, Term Loan B
6.815%, VAR LIBOR+5.500%, 02/17/22	970	977
Genworth Financial Inc., Term Loan B
6.648%, 02/28/23(D)	249	255
Greenhill & Co, Term Loan B
5.971%, VAR LIBOR+3.750%, 10/06/22	486	489
Invitation Homes Operating Partnership LP, Initial Term Loan
3.865%, 02/06/22	2,700	2,646
iStar Financial Inc., Term Loan B
4.915%, VAR LIBOR+3.000%, 07/01/20	3,352	3,353
Jane Street Group, LLC, Term Loan B (2018)
5.992%, 08/25/22(D)	1,083	1,087
Mitchell International, Inc., Second Lien
9.492%, 11/20/25(D)	190	190
Mitchell International, Inc., Term Loan
5.492%, 11/20/24(D)	647	645
Mortgage Contracting Services, Term Loan AP
6.056%, 05/12/24(D)	—	—
Navistar, Term Loan B
5.640%, VAR LIBOR+3.500%, 11/06/24	831	835
Navistar, Term Loan B (2018)
6.000%, 07/25/25	645	647
Ocwen Financial Corporation, Term Loan
7.165%, VAR LIBOR+5.000%, 12/07/20	956	960
Refinitiv (Thomson Reuters / Financial & Risk), Term Loan B
0.000%, 09/18/25(G)	3,335	3,326
Russell Investments, Term Loan B
5.492%, VAR LIBOR+4.250%, 05/10/23	953	957
Tempo Acquisition LLC, Initial Term Loan
5.242%, VAR LIBOR+3.000%, 05/01/24	1,791	1,797
Virtu Financial LLC (aka VFH), Term Loan B-2
5.089%, 12/30/21	345	347

Total Financial		62,703

Financial Intermediaries [0.3%]
ION Trading Technologies, Term Loan, 1st Lien
0.000%, 11/21/24(G)	2,601	2,995
Nets, Incremental Cov-Lite, Term Loan B, 1st Lien
0.000%, 02/06/25(G)	1,000	1,166

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 93

consolidated schedule of investments
September 30, 2018
City National Rochdale Fixed Income Opportunities Fund (continued)

Description		Face Amount (000)(1)	Value (000)
Nets, Term Loan B, Cov-Lite, 1st Lien
3.250%, VAR LIBOR+0.033%, 11/29/24	EUR	1,323	$1,536
Optimal Payments aka Paysafe, 2nd Lien
7.000%, VAR LIBOR+0.070%, 11/15/22	EUR	1,000	1,154
Optimal Payments aka Paysafe, Cov-Lite, 1st Lien
3.250%, VAR LIBOR+0.033%, 12/02/24	EUR	2,000	2,308
Vistra, 1st Lien
3.250%, VAR LIBOR+0.033%, 07/21/22	EUR	973	1,130

Total Financial Intermediaries			10,289

Food and Beverage [0.0%]
Jacobs Douwe Egberts International B.V. (f/k/a Charger OpCo B.V.), Term B-5 EUR Loan, 1st Lien
2.750%, VAR Euribor+0.020%, 07/01/22	EUR	—	—

Food and Drug [0.1%]
Albertsons, LLC, 2017-1 Term B-4
4.992%, VAR LIBOR+2.750%, 08/25/21		$471	472
Albertsons, LLC, 2017-1 Term B-6
5.311%, VAR LIBOR+3.000%, 06/22/23		2,490	2,489
Supervalu Inc., Delay Draw
5.742%, VAR LIBOR+3.500%, 06/08/24		50	50
Supervalu Inc., Term Loan B
5.742%, VAR LIBOR+3.500%, 06/08/24		84	84

Total Food and Drug			3,095

Food products [0.1%]
Continental Foods, Term Loan B, 1st Lien
4.000%, 12/08/23(D)	EUR	1,112	1,289
Continental Foods, Tranche 2, 1st Lien
4.000%, VAR LIBOR+0.040%, 12/31/23	EUR	216	251
Continental Foods, Tranche 3, 1st Lien
4.000%, VAR LIBOR+0.040%, 12/31/23	EUR	191	221
Continental Foods, Tranche 4, 1st Lien
4.000%, VAR LIBOR+0.040%, 12/31/23	EUR	481	557

Total Food products			2,318

Food service [0.1%]
Solina, Term Loan B, 1st Lien
3.750%, VAR LIBOR+0.038%, 12/16/22	EUR	2,000	2,317

Food/drug retailers [0.1%]
Prosol, Term Loan B, Cov-Lite, 1st Lien
4.000%, VAR LIBOR+0.040%, 04/21/24	EUR	2,000	2,278

Food/Tobacco [0.6%]
Aramark, Term Loan B-3
4.084%, 03/11/25(D)		611	612
Burger King (1011778 B.C. / New Red), Term Loan B-3
4.492%, VAR LIBOR+2.250%, 02/16/24		5,433	5,435
CHG PPC Parent (CH Guenther), Term Loan B
4.992%, 03/21/25(D)		529	529
Flynn Restaurant Group, Term Loan B
5.742%, 06/20/25		618	616

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 94

consolidated schedule of investments
September 30, 2018
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)(1)	Value (000)
JBS USA LLC, Term Loan B (2017)
4.837%, VAR LIBOR+2.500%, 10/30/22	$2,699	$2,705
K-MAC Holdings, Second Lien
8.915%, 03/09/26(D)	150	151
K-MAC Holdings, Term Loan B
5.415%, 03/07/25(D)	299	299
Milk Specialties, Term Loan
6.242%, VAR LIBOR+4.000%, 08/16/23	701	701
NPC International, Inc., Second Lien
9.576%, VAR LIBOR+7.500%, 03/28/25	115	116
NPC International, Inc., Term Loan B
5.576%, VAR LIBOR+3.500%, 03/29/24	317	318
Panera Bread, Term Loan A
3.938%, 07/18/22(D)	3,654	3,557
Post Holdings Inc, Term Loan B
4.220%, VAR LIBOR+2.250%, 05/24/24	1,526	1,525
US Foods Inc., Term Loan B
4.242%, VAR LIBOR+2.500%, 06/27/23	1,203	1,207

Total Food/Tobacco		17,771

Forest Prod/Containers [0.3%]
Anchor Glass Container Corporation, Term Loan
5.136%, 12/07/23(D)	165	148
Berry Global, Inc. (fka Berry Plastics Corporation), Term Q Loan, 1st Lien
4.186%, 10/01/22(D)	35	35
Berry Plastics Corp., Term Loan R
4.186%, 01/19/24(D)	140	140
Berry Plastics Corp., Term Loan S
3.936%, 02/08/20(D)	291	291
BWAY Holding Company, Term Loan B
5.581%, VAR LIBOR+3.250%, 04/03/24	2,073	2,071
Caraustar Industries, Inc., Term Loan B (2017)
7.886%, VAR LIBOR+5.500%, 03/09/22	1,080	1,088
Crown Americas, Term Loan B
4.163%, 04/03/25(D)	489	491
Flex Acquisition Company, Inc. (Novolex), Incremental Term Loan
5.751%, 06/20/25	195	195
Flex Acquisition Company, Inc. (Novolex), Initial Term Loan
5.337%, VAR LIBOR+3.000%, 12/29/23	694	693
ProAmpac, Term Loan B (Refinanced)
5.841%, VAR LIBOR+4.000%, 11/17/23	1,569	1,574
Reynolds Group Holdings, Incremental US Term Loans
4.992%, VAR LIBOR+2.750%, 02/05/23	1,096	1,101

Total Forest Prod/Containers		7,827

Gaming/Leisure [1.3%]
Aristocrat Leisure Limited, Term B-3 Loan, 1st Lien
4.098%, 10/19/24(D)	1,947	1,945
Belmond Interfin Ltd., Term Loan B
4.992%, 07/03/24(D)	755	755
Boyd Gaming Corp, Term Loan B (2017)
4.417%, VAR LIBOR+2.500%, 09/15/23	515	517

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 95

consolidated schedule of investments
September 30, 2018
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)(1)	Value (000)
Caesars Entertainment Op Co Inc, Term Loan B
4.242%, VAR LIBOR+2.500%, 10/07/24	$995	$994
Caesars Resort Collection LLC, Term Loan
4.992%, VAR LIBOR+2.750%, 12/23/24	1,553	1,561
CityCenter Holdings, Term Loan B
4.492%, VAR LIBOR+2.500%, 04/18/24	778	779
Diamond Resorts Corp, Term B Loan
5.826%, 09/02/23(D)	1,649	1,605
Eldorado Resorts, Inc., Term Loan B
4.375%, VAR LIBOR+2.250%, 03/15/24	967	971
ESH Hospitality, Inc., Term Loan B (2018)
4.242%, 08/30/23(D)	1,029	1,029
Four Seasons Holdings Inc., Term Loan (12/13)
4.242%, 11/30/23(D)	1,241	1,241
Gateway Casinos & Entertainment, Term Loan B (2018)
5.386%, 12/01/23	549	551
Global Cash Access, Term Loan B (2017)
5.242%, VAR LIBOR+3.500%, 05/09/24	1,792	1,802
GLP Capital LP (Gaming & Leisure), Incremental Tranche A-1
3.665%, 04/29/21(D)	2,921	2,888
Golden Entertainment Inc., Term Loan B
5.250%, 08/15/24(D)	462	463
Greektown Holdings, Term Loan B
4.992%, VAR LIBOR+2.750%, 03/21/24	988	987
GVC Holdings, Term Loan B-2
4.742%, 03/15/24(D)	388	390
Hilton Worldwide Finance, LLC, Term Loan B-2
3.966%, VAR LIBOR+2.000%, 10/25/23	5,531	5,556
Las Vegas Sands, Term Loan B (2018)
3.992%, 03/27/25(D)	2,597	2,594
Marriott Ownership Resorts, Term Loan B
4.492%, 08/08/25	285	287
MGM Growth Properties, Term Loan B
4.242%, VAR LIBOR+2.250%, 03/21/25	1,251	1,252
MGM Resorts, Term Loan A
4.742%, 04/07/21(D)	662	662
Mohegan Tribal Gaming, Term Loan B (2016)
6.242%, VAR LIBOR+4.000%, 10/13/23	655	617
Penn National Gaming, Term Loan B (2018)
0.000%, 08/14/25(G)	715	719
Playa Resorts Holding, Term Loan B (2017)
4.990%, VAR LIBOR+3.000%, 04/05/24	741	735
Scientific Games Inc., Term Loan B-5
5.044%, 08/14/24(D)	680	679
Stars Group (Amaya), Term Loan B (Refinanced)
5.886%, 06/27/25	1,556	1,570
Station Casinos, Term Loan B
4.750%, VAR LIBOR+2.500%, 06/08/23	799	802
UFC Holdings (Buyer), Term Loan B — 2023
5.500%, VAR LIBOR+3.250%, 08/18/23	675	679
VICI Properties 1 LLC (Caesars), Term Loan
4.212%, 12/20/24(D)	2,862	2,865

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 96

consolidated schedule of investments
September 30, 2018
City National Rochdale Fixed Income Opportunities Fund (continued)

Description		Face Amount (000)(1)	Value (000)
Wyndham Hotels & Resorts, Term Loan B
3.992%, 05/30/25(D)		$640	$642

Total Gaming/Leisure			38,137

Healthcare [2.8%]
Amneal Pharmaceuticals LLC, Term Loan B
0.000%, 05/04/25(G)		284	287
Ardent Health Partners (AHP), Term Loan B
6.742%, 06/16/25		808	816
Auris Luxembourg III S.A R.L., Incremental Facility B6, 1st Lien
3.500%, VAR LIBOR+0.035%, 01/17/22	EUR	968	1,134
Biogroup, Term Loan B, Cov-Lite, 1st Lien
3.500%, 06/14/24(D)	EUR	1,000	1,158
Busy Bees, Facility B, 1st Lien
5.244%, 04/29/22(D)	GBP	1,000	1,299
Busy Bees, Facility B3, 1st Lien
5.244%, VAR LIBOR+0.048%, 05/12/22	GBP	2,000	2,597
Cerba Healthcare, Term Loan B, 1st Lien
3.500%, 04/22/24		1,000	1,164
Cerba, Cov-Lite, 1st Lien
3.000%, 03/21/24(D)	EUR	1,000	1,157
Change Healthcare Holdings Inc, Term Loan B
4.992%, VAR LIBOR+2.750%, 03/01/24		5,202	5,217
CHG Healthcare Services, Term Loan B
5.342%, 06/07/23(D)		855	860
Cole-Parmer, Term Loan B
5.886%, 03/15/24(D)		399	399
Community Health Systems, Inc., Term Loan H
5.563%, VAR LIBOR+3.000%, 01/27/21		1,227	1,210
Concentra Operating Corp, Term Loan
4.860%, 06/01/22		480	483
ConvaTec Healthcare, Term B Loan
4.636%, 10/13/23(D)		578	581
Curaeos, Term Loan B, 1st Lien
0.000%, 05/23/25(G)		1,000	1,158
Diaverum Holding S.ar.l. (fka Velox Bidco SARL), 2nd Lien
8.000%, 05/24/24(D)	EUR	1,500	1,710
Diaverum Holding S.ar.l. (fka Velox Bidco SARL), Term Loan B, 1st Lien
3.250%, VAR LIBOR+0.033%, 05/24/24	EUR	1,500	1,720
Diaverum, Term Loan, 1st Lien
0.000%, 05/24/24(G)		—	—
Diaverum, Term Loan, 2nd Lien
0.000%, 05/24/24(G)		—	—
Diplomat Pharmacy, Inc., Term Loan B
6.750%, 12/13/24(D)		121	122
DomusVi, Term Loan B, 1st Lien
3.250%, 10/11/24(D)	EUR	3,000	3,502
Elsan SAS (fka Vedici Investissements), Facility B2, 1st Lien
3.750%, VAR LIBOR+0.038%, 10/31/22	EUR	2,000	2,341
Endo Luxembourg Finance Company I S.à r.l., Initial Term Loan, 1st Lien
6.375%, VAR LIBOR+4.250%, 04/29/24		650	654
Envision Healthcare Corporation (EMS), Term Loan B
5.250%, VAR LIBOR+3.000%, 12/01/23		772	771
Envision Healthcare Corporation (EMS), Term Loan B (2018)
0.000%, 09/26/25(G)		3,190	3,182

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 97

consolidated schedule of investments
September 30, 2018
City National Rochdale Fixed Income Opportunities Fund (continued)

Description		Face Amount (000)(1)	Value (000)
Explorer Holdings, Term Loan B
6.136%, VAR LIBOR+3.750%, 05/02/23		$460	$463
Gentiva (Kindred at Home), Second Lien
9.337%, 07/02/26		185	190
Gentiva (Kindred at Home), Term Loan
6.000%, 07/02/25		836	845
Gesundheits GmbH, Initial Term Loan, 1st Lien
4.000%, VAR LIBOR+0.030%, 07/25/21	EUR	1,000	1,141
Greatbatch, Ltd., Term Loan A
4.740%, 10/14/21(D)		353	352
Greatbatch, Ltd., Term Loan B (Refi)
5.140%, 10/27/22(D)		1,142	1,149
Grifols, Inc, Term Loan B (2017)
4.417%, VAR LIBOR+2.250%, 01/31/25		3,315	3,332
HCA Inc, Term Loan B-10
4.242%, 03/13/25(D)		2,169	2,185
HCA Inc, Tranche B-11 Term Loan
3.992%, 03/17/23(D)		746	752
HRA, Cov-Lite, 1st Lien
3.500%, VAR LIBOR+0.035%, 07/31/24	EUR	2,000	2,297
Indivior Finance S.Ã r.l., Term Loan
6.850%, 12/19/22(D)		1,631	1,619
Innoviva Inc., Term Loan B
6.812%, 08/11/22(D)		46	46
Kindred Healthcare Inc., Term B Loan
7.250%, 06/23/25		1,235	1,238
Lannett Company, Inc, Term Loan A
6.826%, VAR LIBOR+4.750%, 11/25/20		1,741	1,642
MultiPlan Inc, Term Loan B
5.136%, VAR LIBOR+3.000%, 06/07/23		2,415	2,420
Nidda Healthcare, Term Loan
3.500%, 08/21/24		755	881
Obol France 3 SAS, Amended Facility B, 1st Lien
3.250%, VAR LIBOR+0.038%, 04/11/23	EUR	1,500	1,751
Owens & Minor Distribution, Term Loan B
6.604%, 05/02/25(D)		985	928
PharMerica Corp, Second Lien
9.898%, 09/26/25(D)		145	144
PharMerica Corp, Term Loan B
5.648%, VAR LIBOR+3.500%, 09/26/24		179	180
Quintiles IMS Incorporated (IQVIA), Term Loan B-1
4.386%, VAR LIBOR+2.000%, 03/07/24		175	176
Quintiles IMS Incorporated (IQVIA), Term Loan B-2
4.386%, VAR LIBOR+2.000%, 01/17/25		630	632
Quintiles IMS Incorporated (IQVIA), Term Loan B-3
4.136%, 06/09/25(D)		1,466	1,465
Royalty Pharma (aka RPI), Term A-4 Loan
3.886%, 05/04/22(D)		561	562
Royalty Pharma (aka RPI), Term Loan B-6
4.386%, VAR LIBOR+2.000%, 03/27/23		4,432	4,446
Sebia S.A., 1st Lien
8.500%, VAR LIBOR+0.078%, 09/22/25	EUR	1,000	1,173
Sivantos/Widex, Term Loan B, 1st Lien
0.000%, 07/24/25(G)		2,500	2,928
Sound Inpatient Physicians, Second Lien
8.992%, 06/19/26		75	75
Sound Inpatient Physicians, Term Loan B
5.242%, 06/19/25		289	291

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 98

consolidated schedule of investments
September 30, 2018
City National Rochdale Fixed Income Opportunities Fund (continued)

Description		Face Amount (000)(1)	Value (000)
Stada, 1st Lien
3.500%, VAR LIBOR+0.035%, 09/20/24	EUR	1,304	$1,521
Stada/Nidda, Cov-Lite
0.000%, 08/21/24(G)		$22	29
Stada/Nidda, Cov-Lite, 1st Lien
0.000%, 08/21/24(G)		1,528	1,783
Sunrise Medical, Term Loan
3.500%, 04/16/25		2,437	2,831
Surgery Center Holdings, INC., Term Loan B
5.570%, VAR LIBOR+3.250%, 09/02/24		723	722
Syneos Health Inc, Term Loan A (2018)
3.742%, 08/01/22(D)		1,060	1,054
Syneos Health Inc, Term Loan B (2018)
4.242%, 08/01/24(D)		964	965
Team Health, Term Loan
4.992%, VAR LIBOR+2.750%, 02/06/24		1,463	1,419
Valeant Pharmaceuticals International, Inc., Initial Term Loan, 1st Lien
5.104%, 06/02/25(D)		1,596	1,604
Zentiva, Term Loan B, 1st Lien
0.000%, 05/29/25(G)		1,000	1,169
Zotec Parters, Term Loan B
7.170%, 02/09/25(D)		768	768

Total Healthcare			82,690

Housing [0.7%]
ABC Supply Company, Term B-2 Loan
4.242%, 10/31/23(D)		1,164	1,160
Canam Construction, Term Loan B
7.242%, VAR LIBOR+5.500%, 06/29/24		1,104	1,109
Capital Automotive LP, Second Lien (2017)
8.250%, VAR LIBOR+6.000%, 03/21/25		4,961	5,061
Capital Automotive LP, Term Loan B (2017)
4.750%, VAR LIBOR+2.500%, 03/21/24		2,299	2,302
DTZ US Borrower LLC, Term Loan B (2018)
5.492%, 08/15/25		1,930	1,937
GGP (Brookfield Residential Property), Term Loan B
4.742%, 08/27/25		4,055	4,036
Installed Building Products, Term Loan B (2018)
4.576%, 04/15/25(D)		673	673
Quikrete Holdings, Inc., Term Loan B
4.992%, VAR LIBOR+2.750%, 11/15/23		246	247
Realogy Corporation, Term Loan A
4.398%, 02/08/23(D)		741	740
Summit Materials LLC, Term Loan B (2017)
4.242%, VAR LIBOR+2.250%, 11/21/24		2,486	2,489

Total Housing			19,754

Industrial equipment [0.0%]
AHT Cooling, Facility B2, 1st Lien
4.250%, 11/19/20(D)	EUR	958	1,071
Delachaux 2014, 1st Lien
5.250%, VAR LIBOR+0.043%, 09/25/21	GBP	337	440

Total Industrial equipment			1,511

Information Technology [1.5%]
Applied Systems Inc., Term Loan
5.386%, 09/14/24(D)		363	365
Arris Group, Inc., Term Loan B-3
4.492%, 04/26/24(D)		1,039	1,039
Autodata, Inc., Term Loan
5.357%, 12/12/24(D)		473	474
Avaya Inc., Tranche B Term Loan, 1st Lien
6.408%, 12/15/24(D)		2,711	2,733

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 99

consolidated schedule of investments
September 30, 2018
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)(1)	Value (000)
Barracuda Networks, Inc., Second Lien
9.408%, 01/09/26(D)	$80	$81
Barracuda Networks, Inc., Term Loan
5.408%, 02/12/25(D)	394	395
Blackboard Inc, Term Loan B-4
7.333%, VAR LIBOR+5.000%, 06/30/21	415	399
CCC Information, Term Loan B
5.250%, VAR LIBOR+3.000%, 04/29/24	588	590
Ciena Corporations, Term Loan B (2018)
0.000%, 09/19/25(G)	355	356
Cologix, Second Lien
9.242%, VAR LIBOR+7.000%, 03/14/25	100	101
Cologix, Term Loan B
5.242%, 03/15/24(D)	384	383
Dell, New Term Loan A-3
3.750%, VAR LIBOR+1.500%, 12/31/18	2,065	2,066
Dell, New Term Loan B
4.250%, VAR LIBOR+2.000%, 09/07/23	4,633	4,643
Digicert, Second Lien
10.242%, 09/19/25(D)	365	363
Digicert, Term Loan B-2
6.826%, 09/20/24(D)	624	625
Dynatrace Intermediate, Term Loan B
5.316%, 08/08/25	605	608
EAB Avatar Purchaser, Inc, Term Loan B
6.253%, VAR LIBOR+3.750%, 09/27/24	542	533
ECI Software Solutions, Term Loan B
6.636%, VAR LIBOR+4.250%, 09/19/24	287	290
EIG Investors Corp (Endurance), Term Loan B (2018)
6.061%, 02/09/23(D)	1,089	1,097
Ensono, Term Loan B
7.492%, 04/30/25(D)	444	448
Gartner Inc, Term Loan A
3.826%, 06/17/21(D)	675	678
Gigamon, Term Loan B
6.886%, 12/19/24(D)	635	638
Help/Systems, Term Loan B (2018)
5.992%, 03/22/25(D)	409	411
Internap, Term Loan B
7.900%, VAR LIBOR+7.000%, 04/06/22	564	566
IPC Corp., Term B-1 Loans
6.850%, VAR LIBOR+4.500%, 08/06/21	131	128
Iron Mountain, Term Loan B
3.992%, 01/02/26(D)	761	753
JDA Software Group, Inc (RP Crown), Term Loan B
4.992%, VAR LIBOR+3.000%, 09/21/23	280	281
KeyW Corporation, Term Loan B
6.633%, 05/03/24(D)	215	215
LANDesk Software, Term Loan B
6.330%, VAR LIBOR+4.250%, 01/20/24	409	412
Leidos (Abacus Innovations Corp), Term Loan B
4.000%, VAR LIBOR+2.000%, 06/09/23	509	511
Lionbridge Technologies, Term Loan B
7.576%, VAR LIBOR+5.500%, 02/06/24	444	444
Mavenir Systems, Term Loan B
8.140%, 05/08/25(D)	818	818
MaxLinear, Term Loan B
4.658%, VAR LIBOR+2.500%, 04/12/24	267	267

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 100

consolidated schedule of investments
September 30, 2018
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)(1)	Value (000)
McAfee, Term Loan B
6.742%, VAR LIBOR+4.500%, 09/30/24	$1,356	$1,367
Micro Focus, MA FinanceCo
4.742%, VAR LIBOR+2.750%, 06/21/24	211	210
Micro Focus, Seattle SpinCo
4.742%, VAR LIBOR+2.750%, 06/21/24	1,426	1,421
Microchip Technology Incorporated, Initial Term Loan, 1st Lien
4.250%, 05/23/25(D)	465	465
Misys (Almonde/Finastra), Second Lien
9.636%, VAR LIBOR+7.250%, 06/13/25	225	223
Misys (Almonde/Finastra), Term Loan B
5.886%, VAR LIBOR+3.500%, 06/13/24	904	905
Peak 10, Inc., Second Lien
9.593%, VAR LIBOR+7.250%, 07/24/25	180	174
Peak 10, Inc., Term Loan
5.886%, VAR LIBOR+3.500%, 08/01/24	990	978
Presidio, Inc., Term Loan B - new
4.826%, 02/02/24(D)	786	788
Rackspace Hosting, Inc., Term Loan B - Add-on
5.348%, VAR LIBOR+3.000%, 11/03/23	1,374	1,355
Salient CRGT Inc, Term Loan B
7.992%, VAR LIBOR+5.750%, 02/25/22	717	724
Sirius Computer Solutions (SCS), Term Loan B
6.492%, VAR LIBOR+4.250%, 10/30/22	640	642
SolarWinds, Term Loan B (2018)
5.242%, 03/07/24(D)	921	926
Solera, Term Loan B
4.992%, VAR LIBOR+3.250%, 03/03/23	924	926
SS&C Technologies, Term Loan B-5
0.000%, 04/16/25(G)	395	395
Superion (SuperMoose), Term Loan B
5.992%, 08/15/25	645	648
Symantec Corporation, Term A-2 Loan
3.688%, 08/01/19(D)	248	246
Symantec Corporation, Term A-5 Loan
3.920%, 08/01/21(D)	1,600	1,591
Syncsort Incorporated (Starfish Holdco, LLC), Term Loan B
7.261%, VAR LIBOR+5.000%, 08/09/24	287	287
Tibco Software, Term Loan B (2017)
5.750%, VAR LIBOR+3.500%, 12/04/20	1,672	1,678
TierPoint, Term Loan B
5.992%, VAR LIBOR+3.750%, 04/26/24	531	524
TTM Technologies, Term Loan B (2017)
4.604%, 09/28/24(D)	562	564
VeriFone, Term Loan B
6.322%, 08/20/25	235	236
Vertiv (Cortes NP Acquisition), Term Loan B (2017)
6.313%, VAR LIBOR+4.000%, 11/30/23	1,289	1,293
Western Digital Corporation, Term Loan A-1
3.742%, 04/29/23(D)	2,286	2,287
Western Digital Corporation, Term Loan B-4
3.992%, 04/29/23(D)	710	711

Total Information Technology		45,275

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 101

consolidated schedule of investments
September 30, 2018
City National Rochdale Fixed Income Opportunities Fund (continued)

Description		Face Amount (000)(1)	Value (000)
Insurance [0.0%]
Hub International, Ltd., Cov-Lite, Term Loan B, 1st Lien
5.335%, 04/25/25(D)		$449	$450

Land Transportation [0.1%]
Savage Enterprises, Term Loan B
6.600%, 07/02/25		1,111	1,126
Transplace Holdings. Inc., Term Loan B
5.908%, 09/29/24(D)		596	599

Total Land Transportation			1,725

Leisure goods/activities/movies [0.4%]
Dorna Sports, S.L., 1st Lien
3.000%, 04/12/24(D)		1,801	2,074
GVC Holdings, Term Loan B, 1st Lien
4.200%, VAR LIBOR+0.035%, 03/15/24		2,000	2,605
Premier Lotteries, Cov-Lite, Term Loan B, 1st Lien
3.500%, VAR LIBOR+0.035%, 06/26/24	EUR	2,500	2,883
Richmond UK Holdco Limited, Facility B, 1st Lien
4.650%, VAR LIBOR+0.043%, 03/04/24	GBP	1,928	2,464
Tipico, Term B Loan
3.250%, VAR LIBOR+0.033%, 08/08/22	EUR	2,000	2,323

Total Leisure goods/activities/movies			12,349

Leisure Goods/Activities/Movies [0.1%]
Car Trawler, Facility B, 1st Lien
3.750%, 04/30/21(D)	EUR	2,622	3,029

Leisure, Amusement, Motion Pictures, Entertainment [0.0%]
Formula One Management Limited, Facility B3 (USD), 1st Lien
4.742%, 02/01/24(D)		280	278

Lodgings and casinos [0.2%]
HNVR Holdco Limited, Facility B, 1st Lien
3.250%, VAR LIBOR+0.033%, 05/31/23	EUR	1,985	2,302
Stars Group Holdings
0.000%, 07/10/25		2,000	2,344

Total Lodgings and casinos			4,646

Machinery [0.1%]
Graftech International Ltd., Initial Term Loan, 1st Lien
5.742%, 02/12/25(D)		1,886	1,898

Manufacturing [0.4%]
Big River Steel LLC, Term Loan B
7.386%, VAR LIBOR+5.000%, 08/23/23		812	823
Brand Energy & Infrastructure, Term Loan B
6.589%, VAR LIBOR+4.250%, 06/21/24		777	781
Columbus Mckinnon, Term Loan B (2018)
4.886%, 01/31/24(D)		85	85
DRB-HICOM Berhad, 1st Lien
4.612%, 01/22/21		2,657	2,538
Dynacast International LLC, Term Loan B-1
5.636%, VAR LIBOR+3.250%, 01/28/22		686	687
Excelitas Technologies, Second Lien
9.967%, 11/15/25(D)		115	116
Excelitas Technologies, Term Loan B
5.886%, 11/15/24(D)		224	225
Gates Global LLC, Term Loan B (11/17)
4.992%, VAR LIBOR+3.000%, 04/01/24		1,980	1,992

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 102

consolidated schedule of investments
September 30, 2018
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)(1)	Value (000)
Harsco Corp, Term Loan B-2
4.500%, 12/06/24	$70	$70
Lumileds (Bright Bidco), Term Loan B (2018)
5.886%, 06/30/24(D)	1,253	1,238
Manitowoc (Welbilt), Term Loan B
4.992%, VAR LIBOR+2.750%, 02/05/23	819	822
Milacron Inc., Term Loan B (2017)
4.742%, VAR LIBOR+2.750%, 09/28/23	287	287
Ravago Holdings America, Inc., Term Loan B (2016)
5.000%, VAR LIBOR+2.750%, 06/30/23	440	441
Southwire Company, Term Loan B (2018)
4.158%, 05/15/25(D)	294	295
TecoStar Holdings, Term Loan B
5.620%, VAR LIBOR+3.500%, 05/01/24	678	680
Unifrax I LLC, Second Lien
9.886%, 11/03/25(D)	370	374
Unifrax I LLC, Term Loan B
5.886%, VAR LIBOR+3.500%, 03/29/24	885	891
Utex Industries, First Lien Term Loan
6.242%, 05/14/21(D)	648	641

Total Manufacturing		12,986

Media [0.0%]
CSC Holdings Inc., Term Loan B (2018)
4.658%, 01/25/26(D)	529	530
MCC Iowa LLC, Tranche M Term Loan, 1st Lien
4.170%, VAR LIBOR+2.000%, 01/15/25	310	310

Total Media		840

Metals/Minerals [0.4%]
American Rock Salt Company, Term Loan B (2018)
5.992%, 03/21/25(D)	408	410
AMG Advanced Metallurgical Group, Term Loan B
5.242%, 01/30/25(D)	607	610
Atkore International, Inc., Term Loan (2016)
5.140%, VAR LIBOR+3.000%, 12/22/23	1,680	1,687
Atlas Iron Limited, Term Loans
8.580%, VAR LIBOR+7.330%, 05/06/21	39	38
Consol Energy Inc., Term Loan B
8.250%, 10/31/22(D)	651	664
Contura Energy Inc, Term Loan B
7.300%, VAR LIBOR+5.000%, 03/18/24	1,332	1,329
Coronado, Term Loan B (2018)
8.886%, 03/29/25(D)	1,209	1,220
Coronado, Term Loan C (2018)
8.886%, 03/29/25(D)	331	334
Covia Holdings (Fairmount), Term Loan B
6.136%, 04/09/25(D)	1,122	1,059
Foresight Energy LLC, Term Loan B
7.992%, VAR LIBOR+5.750%, 03/28/22	789	788
Global Brass and Copper, Inc., Term Loan B (2018)
4.750%, 05/23/25(D)	363	364
Phoenix Services, Term Loan B
5.870%, 01/30/25(D)	224	226
TMS International, Term Loan B (2018)
4.992%, 08/14/24(D)	427	427

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 103

consolidated schedule of investments
September 30, 2018
City National Rochdale Fixed Income Opportunities Fund (continued)

Description		Face Amount (000)(1)	Value (000)
US Silica, Term Loan B (2018)
6.250%, 04/25/25(D)		$1,746	$1,705
Zekelman Industries (fka JMC Steel), Term Loan B
4.623%, VAR LIBOR+2.750%, 06/14/21		651	651

Total Metals/Minerals			11,512

Mining [0.1%]
Samarco Mineracao, 1st Lien
5.192%, 09/09/19		5,000	3,150

Personal Services [0.1%]
Weight Watchers International Inc, Term Loan B-3
6.860%, VAR LIBOR+4.750%, 11/29/24		1,593	1,611

Printing, Publishing and Broadcasting [0.0%]
Meredith Corp, Term Loan B
5.242%, 01/31/25(D)		1,002	1,007

Publishing [0.1%]
Infinitas, Facility B3, 1st Lien
3.750%, VAR LIBOR+0.038%, 05/03/24	EUR	2,000	2,312
Springer Science, 1st Lien
3.750%, VAR LIBOR+0.033%, 08/15/22	EUR	1,946	2,264

Total Publishing			4,576

Real Estate [0.0%]
ASP MCS Acquisition Corp., Initial Term Loan, 1st Lien
7.136%, VAR LIBOR+4.750%, 05/11/24		254	214

Retail [0.4%]
Ascena Retail Group, Tranche B Term Loan
6.750%, VAR LIBOR+4.500%, 08/21/22		641	619
Bass Pro Group, Term Loan B
7.242%, VAR LIBOR+5.000%, 09/25/24		1,232	1,244
Belk Inc, Term Loan
6.883%, VAR LIBOR+4.750%, 12/12/22		680	594
CWGS Group, LLC, Term Loan B — 2023
4.870%, VAR LIBOR+3.000%, 11/08/23		1,857	1,821
Hudson’s Bay Company, Term Loan B — 2022
5.492%, VAR LIBOR+3.250%, 08/12/22		2,400	2,351
J Crew Group Inc, Term Loan B - Consenting Lenders
5.462%, VAR LIBOR+3.220%, 03/05/21		389	353
JC Penney, Term Loan B
6.567%, VAR LIBOR+4.250%, 06/23/23		1,417	1,299
Neiman Marcus (fka Mariposa), New Term Loan
5.370%, 10/25/20(D)		885	821
Petsmart (fka Argos Merger), Term B Loan
5.120%, VAR LIBOR+3.000%, 03/11/22		999	870
Toys R Us Property Company, Initial Term Loan
6.980%, VAR LIBOR+5.000%, 08/21/19(B)		2,022	1,736
Toys R Us-Delaware, Inc., Term Loan B-2
7.750%, 05/18/25(B)(D)		1,536	784

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 104

consolidated schedule of investments
September 30, 2018
City National Rochdale Fixed Income Opportunities Fund (continued)

Description		Face Amount (000)(1)	Value (000)
Toys R Us-Delaware, Inc., Term Loan B-3
7.750%, 05/12/23(B)(D)		$89	$45
Toys R Us-Delaware, Inc., Term Loan B4
12.250%, 04/24/20(B)(D)		1,035	540

Total Retail			13,077

Retailers (other than food/drug) [0.3%]
AS Adventure, Additional Facility (GBP), 1st Lien
5.617%, 04/12/22(D)	GBP	1,000	1,277
AS Adventure, Facility B, 1st Lien
5.000%, 04/01/22(D)	EUR	2,000	2,284
Breitling, Cov-Lite, Term Loan B, 1st Lien
0.000%, 07/11/24(G)		1,000	1,165
EG Group Limited Euro Garages/EG Group (GBP) Cov-Lite Term Loan, 1st Lien
4.750%, 02/07/25		2,000	2,604
Peer Holding III B.V., Term Loan
3.500%, 03/07/25		1,000	1,151
Vivarte, Term Loan, 1st Lien
4.000%, VAR LIBOR+0.040%, 10/29/19	EUR	889	851

Total Retailers (other than food/drug)			9,332

Retailing [0.0%]
Staples Inc, Term Loan
6.343%, VAR LIBOR+4.000%, 09/12/24		176	176
Tacala, Second Lien
9.242%, 01/26/26(D)		155	157
Tacala, Term Loan B
5.549%, 01/26/25(D)		224	225

Total Retailing			558

Service [1.4%]
Adtalem Global Education, Term Loan B
5.242%, 04/09/25(D)		504	507
Aecom Technology Corporation, Term Loan B
3.992%, 02/21/25(D)		766	767
Altran Technologies S.A., Term Loan B
4.588%, 01/31/25(D)		224	224
American Teleconferencing Services, Term Loan B
8.843%, 12/08/21(D)		258	248
Ascend Learning LLC, Term Loan B
5.242%, VAR LIBOR+3.250%, 07/12/24		580	580
Carlisle FoodService Products, Delay Draw
0.000%, 03/14/25(G)		41	41
Carlisle FoodService Products, Term Loan B
5.212%, 03/14/25(D)		183	182
Convergint (Gopher Sub Inc), Delay Draw
5.242%, 02/01/25		—	—
Convergint (Gopher Sub Inc), Second Lien
8.992%, 02/01/26(D)		75	75
Convergint (Gopher Sub Inc), Term Loan B
5.242%, 02/01/25(D)		373	373
Convergint Incremental, Cov-Lite, 1st Lien
5.242%, 02/03/25		70	70
CPA Global (Capri - Redtop), Term Loan
5.592%, 10/04/24(D)		358	357
Engineered Machinery Holdings, Inc, Term Loan B
5.584%, VAR LIBOR+3.250%, 07/19/24		—	—
Exela, Term Loan B (2018)
8.834%, 07/12/23		619	626
First Data Corporation, 2022D New Dollar TL
4.212%, VAR LIBOR+2.250%, 07/08/22		6,024	6,033
First Data Corporation, 2024A New Dollar Term Loan
4.212%, VAR LIBOR+2.250%, 04/26/24		3,590	3,592

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 105

consolidated schedule of investments
September 30, 2018
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)(1)	Value (000)
FleetCor Technologies, Inc, Term Loan B (2017)
4.242%, 07/26/24(D)	$713	$714
Frontdoor Inc, Term Loan B
4.750%, 08/14/25	250	251
Geo Group, Term Loan B (2018)
4.080%, 03/22/24(D)	184	184
GFL Environmental, Delay Draw
2.750%, 05/30/25	82	82
GFL Environmental, Term Loan B (2018)
5.136%, 05/30/25(D)	657	657
I-Logic Technologies (Dealogic), Term Loan B
6.242%, 12/20/24(D)	419	417
Inmar, Inc, Term Loan B
5.742%, VAR LIBOR+3.500%, 04/25/24	588	589
iQor US Inc., Term Loan B
7.337%, VAR LIBOR+5.000%, 04/01/21	1,406	1,309
KinderCare (KUEHG Corp), Term Loan B-3
6.136%, 02/14/25	826	829
Lakeland Tours (Worldstrides), Term Loan B
6.334%, 12/06/24(D)	478	481
Laureate Education Inc, Term Loan B (2017)
5.742%, VAR LIBOR+4.500%, 04/19/24	1,835	1,842
Learning Care, Term Loan B
5.492%, 03/06/25(D)	622	623
Monitronics International, Term Loan B-2
7.886%, VAR LIBOR+5.500%, 09/30/22	149	145
National Intergovernmental Purchasing Alliance, Second Lien
9.886%, 05/18/26(D)	295	290
National Intergovernmental Purchasing Alliance, Term Loan B
6.136%, 05/19/25(D)	499	500
Paysafe Group PLC, Term Loan
5.742%, 01/03/25(D)	1,075	1,071
Pearl Intermediate (PetVet), Delay Draw
4.915%, 01/31/25(D)	153	152
Pearl Intermediate (PetVet), Second Lien
8.415%, 01/30/26(D)	40	40
Pearl Intermediate (PetVet), Term Loan B
4.915%, 01/31/25(D)	519	513
PricewaterhouseCoopers (Guidehouse), Term Loan B
5.492%, 03/14/25(D)	713	715
Prime Security Services, Term B-1 Loans
4.992%, VAR LIBOR+2.750%, 05/02/22	862	866
R1 RCM Inc., Term Loan B
7.428%, 05/02/25(D)	395	395
Red Ventures, LLC, Second Lien
10.242%, 10/18/25(D)	277	282
Red Ventures, LLC, Term Loan B
6.242%, 10/18/24(D)	2,383	2,409
Sedgwick, Inc., Initial Term Loan
4.992%, VAR LIBOR+2.750%, 03/01/21	2,036	2,036
Sedgwick, Inc., Second Lien
7.992%, VAR LIBOR+5.750%, 02/28/22	2,000	2,004
Shutterfly, Term Loan B
5.000%, 08/17/24(D)	259	260
Spin Holdco (Coinmach), Term Loan B-1
5.589%, VAR LIBOR+3.750%, 11/14/22	330	331
St. George’s University Scholastic Services, Delay Draw
0.000%, 07/17/25(G)	129	131
St. George’s University Scholastic Services, Term Loan B (2018)
5.750%, 07/17/25	416	420

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 106

consolidated schedule of investments
September 30, 2018
City National Rochdale Fixed Income Opportunities Fund (continued)

Description		Face Amount (000)(1)	Value (000)
Sutherland Global Services, Initial Cayman Term Loan
7.761%, 04/23/21(D)		$398	380
Sutherland Global Services, Initial US Term Loan
7.761%, VAR LIBOR+5.375%, 04/23/21		1,710	1,633
TKC Holdings, Inc., Second Lien
10.250%, VAR LIBOR+8.000%, 02/01/24		190	191
TKC Holdings, Inc., Term Loan B
6.000%, VAR LIBOR+4.250%, 01/31/23		463	463
TransUnion LLC, Term Loan B-3
4.242%, VAR LIBOR+2.000%, 04/10/23		548	549
Ultra Clean Holdings, Term Loan B
0.000%, 08/27/25(G)		515	509
USIC Holdings Inc., Term Loan B (2017)
5.492%, VAR LIBOR+3.500%, 12/08/23		429	432
Vantiv, Term B-4 Loan
3.884%, 08/09/24(D)		791	792
Ventia (LS Deco LLC Leighton), Term Loan B
5.886%, 05/21/22(D)		269	270
Vivid Seats LLC, Term Loan B (2017)
5.576%, VAR LIBOR+4.000%, 06/30/24		280	279
Vivint (APX Group), Term Loan B
7.323%, 02/02/24		360	358
Waste Industries (Wrangler Buyer), Term Loan B
4.992%, VAR LIBOR+3.000%, 09/27/24		283	284
Web.com Group, Term Loan B
0.000%, 09/17/25		250	251
Xerox Business Services (Conduent), Term Loan B
4.742%, VAR LIBOR+3.000%, 12/07/23		816	818

Total Service			41,422

Shipping [0.1%]
Commercial Barge Line Company, Term Loan B 2022
10.992%, VAR LIBOR+8.750%, 11/12/20		486	372
Harvey Gulf Int’l Marine, Exit Term Loan
1.005%, 07/02/23		624	626
Hornblower, Term Loan B
6.886%, 03/28/25(D)		244	244
International Seaways, Term Loan B
8.080%, 05/30/22(D)		380	380
Navios Maritime Midstream Partners LP, Term Loan
6.840%, 06/15/20(D)		559	536
Navios Maritime Partners LP, Term Loan B (2017)
7.340%, VAR LIBOR+5.000%, 09/04/20		1,143	1,143
OSG Bulk Ships, Inc., Initial Term Loan
6.770%, VAR LIBOR+4.250%, 07/22/19		692	685
PS Logistics LLC, Term Loan
7.398%, 03/06/25(D)		155	155
Worldwide Express, Term Loan
5.672%, 02/03/24		214	215

Total Shipping			4,356

Sovereign [0.0%]
Arab Republic of Egypt, 1st Lien
1.884%, 01/04/21(H)	CHF	1,380	1,311

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 107

consolidated schedule of investments
September 30, 2018
City National Rochdale Fixed Income Opportunities Fund (continued)

Description		Face Amount (000)(1)	Value (000)
Telecommunications [1.0%]
Cable & Wireless Communications PLC (Sable), Term Loan B-4
5.492%, 01/30/26(D)		$3,415	$3,428
CenturyLink Inc, Term Loan B
4.992%, VAR LIBOR+2.750%, 01/31/25		7,206	7,171
Colorado Buyer (Cyxtera), Second Lien
9.360%, VAR LIBOR+7.250%, 05/01/25		295	295
Colorado Buyer (Cyxtera), Term Loan B
5.110%, VAR LIBOR+3.000%, 05/01/24		385	386
ConvergeOne Holdings Corp, Term Loan B (2018)
5.992%, 04/04/25(D)		489	492
Hargray Communications Group, Inc., Term Loan B
5.076%, VAR LIBOR+3.000%, 03/22/24		380	381
Intelsat Jackson Holdings S.A., Tranche B-3 Term Loan
5.980%, 11/27/23(D)		1,105	1,109
Level 3 Communications, Term Loan B (2017)
4.494%, VAR LIBOR+2.250%, 02/22/24		6,786	6,803
Neustar, Second Lien
10.242%, VAR LIBOR+8.000%, 02/28/25		295	293
Neustar, Term Loan B-4
5.742%, 08/08/24(D)		720	720
Numericable U.S. LLC (SFR), Term Loan B-11
4.992%, VAR LIBOR+2.750%, 07/31/25		2,726	2,657
Numericable U.S. LLC (SFR), Term Loan B-12
5.846%, VAR LIBOR+3.000%, 01/31/26		2,681	2,646
Numericable U.S. LLC (SFR), Term Loan B-13
6.158%, 08/14/26		1,990	1,973
West Corp, Term Loan B
6.242%, VAR LIBOR+4.000%, 10/10/24		1,196	1,191
West Corp, Term Loan B-1
5.742%, 10/10/24(D)		524	519
Zacapa (Ufinet), Term Loan B
7.386%, 06/27/25		380	382

Total Telecommunications			30,446

Telecommunications Hybrid [0.3%]
Eircom Finco S.a r.l., Facility B, 1st Lien
3.250%, VAR LIBOR+0.033%, 03/08/24	EUR	2,500	2,915
Groupe Circet, Term Loan B, 1st Lien
0.000%, 04/28/25		1,000	1,164
GTT, Term Loan, 1st Lien
0.000%, 04/25/25(G)		1,990	2,298
TDC, Term Loan, 1st Lien
0.000%, 06/11/25(G)		3,500	4,088

Total Telecommunications Hybrid			10,465

Transportation [0.4%]
American Axle & Manufacturing Inc., Term Loan B
4.470%, VAR LIBOR+2.250%, 04/06/24		1,728	1,727
Caliber Collision (CH Hold), Term Loan B
5.242%, VAR LIBOR+3.000%, 02/01/24		661	665
Daseke, Term Loan
7.242%, VAR LIBOR+5.000%, 02/27/24		1,021	1,026
DexKo Global, Inc., Additional U.S. Dollar Term B Loan Commitment
5.576%, 07/24/24(D)		448	451

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 108

consolidated schedule of investments
September 30, 2018
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Face Amount (000)(1)	Value (000)
Federal-Mogul, Term Loan C
5.910%, VAR LIBOR+3.750%, 04/15/21	$2,969	$2,971
K&N Parent, Initial Term Loan
7.136%, VAR LIBOR+4.750%, 10/19/23	239	239
K&N Parent, Second Lien
11.136%, VAR LIBOR+8.750%, 10/19/24	79	77
Superior Industries, Closing Date Term Loan
6.242%, 05/22/24(D)	805	811
Tenneco Inc, Term Loan B
0.000%, 06/18/25(G)	1,820	1,821
Tower Auto Holdings, Term Loan B (2024)
4.875%, VAR LIBOR+2.750%, 03/01/24	914	919
Travelport Finance (Luxembourg) S.a r.l., Initial Term Loan, 1st Lien
4.814%, 03/17/25(D)	393	393
Wabash National Corporation, Term Loan B (2017)
4.420%, 03/18/22(D)	1,327	1,327

Total Transportation		12,427

Utility [1.1%]
AES Corp, Term Loan B (2018)
4.067%, 05/24/22(D)	1,562	1,562
Atlantic Power, Term Loan
5.242%, VAR LIBOR+3.500%, 03/21/23	320	321
Bronco Midstream Funding, LLC, Term Loan B
5.690%, 08/15/20(D)	536	538
Calpine, Construction Term Loan B (2017)
4.742%, 01/31/25(D)	695	694
Calpine, Term Loan B-5
4.890%, VAR LIBOR+2.750%, 01/15/24	996	995
Calpine, Term Loan B-6
4.890%, VAR LIBOR+2.750%, 01/15/23	370	370
Calpine, Term Loan B-7
4.890%, VAR LIBOR+2.750%, 05/31/23	469	469
Eastern Power, LLC (TPF II), Term Loan
5.992%, VAR LIBOR+3.750%, 10/02/23	1,016	1,013
Empire Generating Co, LLC, Term Loan B
6.640%, VAR LIBOR+4.250%, 03/12/21	1,747	1,406
Empire Generating Co, LLC, Term Loan C
6.640%, VAR LIBOR+4.250%, 03/12/21	173	139
Longview Power, Term Loan B
8.350%, 04/13/21(D)	2,048	1,774
Minerva/M Group, Term Loan B, 1st Lien
0.000%, 07/25/25(G)	1,500	1,945
Motor Fuel Group, Term Loan B, 1st Lien
0.000%, 05/10/25(G)	2,000	2,604
MRP Generation Holdings, LLC (TPF), Term Loan B (2016)
9.386%, VAR LIBOR+7.000%, 10/18/22	1,364	1,323
NRG Energy Inc, Term Loan B
4.136%, VAR LIBOR+2.250%, 06/30/23	4,074	4,078
Power Buyer, LLC, Term Loan B (2018)
5.636%, 03/06/25(D)	724	724
Summit Midstream Partners, Term Loan B
8.242%, VAR LIBOR+6.000%, 05/13/22	1,626	1,648

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 109

consolidated schedule of investments
September 30, 2018
City National Rochdale Fixed Income Opportunities Fund (continued)

Description		Face Amount (000)(1)	Value (000)
Talen Energy Supply, Term Loan B-1
6.242%, VAR LIBOR+4.000%, 07/06/23		$537	$539
Talen Energy Supply, Term Loan B-2
6.242%, VAR LIBOR+4.000%, 04/07/24		2,528	2,538
Vistra Operations Company LLC, 2016 Term Loan B-2
4.492%, VAR LIBOR+2.750%, 12/14/23		604	606
Vistra Operations Company LLC, Term Loan
4.242%, VAR LIBOR+2.750%, 08/04/23		2,179	2,181
Vistra Operations Company LLC, Term Loan B-3
4.158%, 12/31/25(D)		2,519	2,521
Westinghouse (Brookfield), Term Loan B
5.992%, 07/31/25		1,895	1,918

Total Utility			31,906

Wireless Communications [0.1%]
Sprint Communications, Term Loan B
4.750%, VAR LIBOR+2.500%, 02/02/24		1,946	1,951

Total Loan Participations
(Cost $804,433)			803,146

Sovereign Debt [11.0%]
Argentina Bonar Bonds
45.375%, VAR 30-35d Argentina BADLAR Private Banks+3.250%, 03/01/20	ARS	2,000	48
Argentina BADLAR Private Banks+2.500%, 03/11/19
45.240%, VAR 30-35d	ARS	2,100	53
37.717%, VAR 30-35d
Argentina BADLAR Private Banks+2.000%, 04/03/22	ARS	41,383	944
Argentina Paris Club
2.910%, 05/30/21	CHF	4,140	3,803
Argentina POM Politica Monetaria
43.077%, VAR Argentina Central Bank 7 Day Repo Rate+0.000%, 06/21/20	ARS	43,196	1,234
Argentine Republic Government International Bond
10.250%, 02/06/03(B)	EUR	12	16
10.000%, 12/07/04-02/22/07(B)	EUR	1,401	1,752
9.500%, 03/04/04(B)	EUR	27	34
9.000%, 11/19/08(B)	EUR	15	20
8.750%, 02/04/03(B)	EUR	30	31
8.500%, 02/23/05-07/30/10(B)	EUR	664	757
8.125%, 10/04/04-04/21/08(B)	EUR	204	232
8.000%, 02/25/02-10/30/09(B)	EUR	2,512	2,148
7.625%, 08/11/07(B)	EUR	13	13
7.500%, 05/23/02(B)	EUR	52	39
7.125%, 06/10/02(B)	EUR	97	100
7.000%, 03/18/04(B)	EUR	141	163
6.250%, 04/22/19	EUR	9,900	9,915
5.870%, 03/31/23(B)	EUR	28	39
0.000%, 12/15/35	EUR	55,000	2,172
0.000%, 07/22/03-12/22/04(B)	EUR	95	80
Bonos de la Tesoreria de la Republica en pesos
5.000%, 03/01/35	CLP	3,380,000	5,168
4.500%, 03/01/21	CLP	1,940,000	3,006
Brazil Letras do Tesouro Nacional
42.292%, 01/01/22(E)	BRL	6,960	1,249
36.336%, 07/01/21(E)	BRL	45,188	8,627
36.270%, 01/01/20(E)	BRL	36,893	8,270
Brazil Notas do Tesouro Nacional Serie F
10.000%, 01/01/23	BRL	50,006	12,081
10.000%, 01/01/25	BRL	26,554	6,238
10.000%, 01/01/27	BRL	20,127	4,613
CFLD Cayman Investment
6.500%, 12/21/20		1,570	1,482
Colombian TES
11.000%, 07/24/20	COP	1,075,000	399

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 110

consolidated schedule of investments
September 30, 2018
City National Rochdale Fixed Income Opportunities Fund (continued)

Description		Face Amount (000)(1)	Value (000)
7.750%, 09/18/30	COP	2,330,000	$829
7.000%, 09/11/19	COP	5,900,000	2,038
7.000%, 05/04/22	COP	22,036,200	7,727
7.000%, 06/30/32	COP	4,530,000	1,495
Egyptian Paris Club
5.056%, 01/01/21(H)		$7	5
Export Credit Bank of Turkey
5.875%, 04/24/19		800	790
Hungary Government Bond
5.500%, 06/24/25	HUF	650,500	2,682
3.000%, 06/26/24	HUF	595,170	2,162
1.750%, 10/26/22	HUF	134,640	475
Indonesia Treasury Bond
11.500%, 09/15/19	IDR	5,902,000	410
11.000%, 11/15/20	IDR	2,854,000	204
10.500%, 08/15/30	IDR	6,724,000	521
9.000%, 03/15/29	IDR	42,821,000	3,007
8.750%, 05/15/31	IDR	20,214,000	1,390
8.375%, 03/15/24	IDR	42,281,000	2,857
8.375%, 09/15/26	IDR	27,024,000	1,827
8.375%, 03/15/34	IDR	46,836,000	3,081
8.250%, 07/15/21	IDR	39,969,000	2,714
8.250%, 05/15/29	IDR	3,314,000	227
8.250%, 05/15/36	IDR	22,489,000	1,470
7.500%, 08/15/32	IDR	33,222,000	2,062
7.500%, 05/15/38	IDR	23,662,000	1,428
7.000%, 05/15/22	IDR	3,674,000	241
7.000%, 05/15/27	IDR	18,582,000	1,154
6.625%, 05/15/33	IDR	20,887,000	1,199
6.125%, 05/15/28	IDR	59,363,000	3,454
5.625%, 05/15/23	IDR	24,689,000	1,504
Ivory Coast Government International Bond
5.750%, 12/31/32		54	51
Kenya Government International Bond
5.875%, 06/24/19		6,898	6,968
Malaysia Government Bond
4.642%, 11/07/33	MYR	3,058	749
4.498%, 04/15/30	MYR	3,019	732
4.378%, 11/29/19	MYR	1,861	455
4.232%, 06/30/31	MYR	1,517	358
4.181%, 07/15/24	MYR	7,293	1,783
3.955%, 09/15/25	MYR	5,198	1,252
3.899%, 11/16/27	MYR	2,988	708
3.882%, 03/10/22	MYR	10,475	2,552
3.844%, 04/15/33	MYR	1,042	232
3.795%, 09/30/22	MYR	2,720	658
3.757%, 04/20/23	MYR	1,645	397
3.620%, 11/30/21	MYR	1,200	290
3.418%, 08/15/22	MYR	7,537	1,800
Mexican Bonos
10.000%, 12/05/24	MXN	306,610	18,159
8.000%, 12/07/23	MXN	34,480	1,860
6.500%, 06/10/21	MXN	250,770	12,991
6.500%, 06/09/22	MXN	268,640	13,776
Pakistan Government International Bond
7.250%, 04/15/19		11,000	11,009
Peru Government Bond
6.150%, 08/12/32(A)	PEN	1,969	607
Peruvian Government International Bond
6.950%, 08/12/31	PEN	6,126	2,024
6.900%, 08/12/37	PEN	1,916	615
Philippine Government International Bond
6.250%, 01/14/36	PHP	10,000	175
4.950%, 01/15/21	PHP	5,000	92
3.900%, 11/26/22	PHP	20,000	346
Province of Salta Argentina
9.500%, 03/16/22		1,183	1,137
Provincia de Buenos Aires
41.144%, VAR 30-35d Argentina BADLAR Private Banks+3.750%, 04/12/25	ARS	23,785	559
9.125%, 03/16/24		3,000	2,763
5.750%, 06/15/19		10,275	10,172
5.375%, 01/20/23	EUR	900	878
4.000%, 05/01/20	EUR	389	421
Republic of Poland Government Bond
3.250%, 07/25/25	PLN	9,592	2,650
2.750%, 08/25/23	PLN	358	129
2.500%, 07/25/26	PLN	11,303	2,934
Republic of South Africa Government Bond
10.500%, 12/21/26	ZAR	122,639	9,393
9.000%, 01/31/40	ZAR	28,484	1,853
8.750%, 01/31/44	ZAR	42,689	2,689
8.750%, 02/28/48	ZAR	45,853	2,883
8.500%, 01/31/37	ZAR	26,933	1,692
8.250%, 03/31/32	ZAR	19,908	1,266
8.000%, 01/31/30	ZAR	70,582	4,508
7.750%, 02/28/23	ZAR	54,367	3,757
7.000%, 02/28/31	ZAR	81,497	4,725
6.500%, 02/28/41	ZAR	22,753	1,121
Romania Government Bond
5.800%, 07/26/27	RON	2,520	672

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 111

consolidated schedule of investments
September 30, 2018
City National Rochdale Fixed Income Opportunities Fund (continued)

Description		Face Amount (000)(1)	Value (000)
Russian Federal Bond - OFZ
8.500%, 09/17/31	RUB	221,743	$3,388
7.750%, 09/16/26	RUB	241,056	3,554
7.700%, 03/23/33	RUB	97,561	1,397
7.600%, 04/14/21	RUB	37,347	569
7.500%, 08/18/21	RUB	279,813	4,234
7.400%, 12/07/22	RUB	114,507	1,712
7.100%, 10/16/24	RUB	83,265	1,207
7.050%, 01/19/28	RUB	51,623	722
7.000%, 08/16/23	RUB	42,107	617
6.500%, 02/28/24	RUB	66,975	951
Seychelles International Bond
8.000%, 01/01/26		$2,250	2,281
Sri Lanka Government International Bond
6.000%, 01/14/19		1,000	1,000
Thailand Government Bond
4.875%, 06/22/29	THB	10,826	393
3.875%, 06/13/19	THB	1,012	32
3.850%, 12/12/25	THB	18,492	619
3.775%, 06/25/32	THB	92,181	3,043
3.650%, 06/20/31	THB	19,654	645
3.625%, 06/16/23	THB	51,850	1,695
3.400%, 06/17/36	THB	49,931	1,572
2.875%, 12/17/28	THB	96,255	2,989
2.875%, 06/17/46	THB	16,155	463
2.400%, 12/17/23	THB	35,320	1,094
2.125%, 12/17/26	THB	39,037	1,159
2.000%, 12/17/22	THB	110,174	3,367
1.250%, 03/12/28	THB	19,487	553
1.200%, 07/14/21	THB	6,700	224
Turkey Government Bond
11.000%, 03/02/22	TRY	5,460	669
11.000%, 02/24/27	TRY	9,553	1,105
10.700%, 02/17/21	TRY	2,929	369
10.700%, 08/17/22	TRY	6,750	797
10.600%, 02/11/26	TRY	3,290	373
10.500%, 08/11/27	TRY	2,786	320
10.400%, 03/20/24	TRY	1,295	155
9.500%, 01/12/22	TRY	3,241	385
8.800%, 09/27/23	TRY	5,017	540
8.500%, 09/14/22	TRY	3,915	420
8.000%, 03/12/25	TRY	3,790	390
7.100%, 03/08/23	TRY	12,590	1,291
3.000%, 02/23/22	TRY	2,857	819
Ukraine Government International Bond
7.750%, 09/01/19		12,147	12,225
0.000%, 05/31/40(D)		13,123	6,887
Uruguay Government International Bond
9.875%, 06/20/22	UYU	3,024	90
8.500%, 03/15/28	UYU	3,099	81
Venezuela Government International Bond
11.750%, 10/21/26(B)		6,000	1,648
Yapi ve Kredi Bankasi, MTN
5.750%, 02/24/22		2,610	2,371

Total Sovereign Debt
(Cost $366,838)			328,935

Mortgage-Backed Securities [5.9%]
Adagio IV CLO, Ser 2015-X, Cl F
6.650%, VAR Euribor 3 Month+6.650%, 10/15/29	EUR	1,000	1,123
Armada Euro CLO II DAC, Ser 2018-2X, Cl E
4.820%, VAR Euribor 3 Month+4.820%, 11/15/31	EUR	1,500	1,656
Armada Euro CLO II DAC, Ser 2018-2X, Cl F
6.450%, VAR Euribor 3 Month+6.450%, 11/15/31	EUR	1,000	1,071
Avoca CLO XVIII DAC, Ser 2018-18X, Cl C
1.750%, VAR Euribor 3 Month+1.750%, 04/15/31	EUR	5,000	5,690
BABSN, Ser 2015-IA, Cl A
7.848%, 01/20/31		4,000	3,802
Black Diamond CLO DAC, Ser 2015-1X, Cl F
6.500%, VAR Euribor 3 Month+6.500%, 10/03/29	EUR	1,220	1,406
Black Diamond CLO DAC, Ser 2018-1A, Cl BR
4.315%, VAR ICE LIBOR USD 3 Month+1.980%, 04/26/31(A)		4,000	3,965
Black Diamond CLO DAC, Ser 2018-1X, Cl DR
2.650%, VAR Euribor 3 Month+2.650%, 10/03/29	EUR	5,000	5,805

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 112

consolidated schedule of investments
September 30, 2018
City National Rochdale Fixed Income Opportunities Fund (continued)

Description		Face Amount (000)(1)	Value (000)
Blackrock European CLO, Ser 2018-1X, Cl ER
4.420%, 03/15/31	EUR	3,000	$3,413
Blackrock European CLO, Ser 2018-1X, Cl FR
6.600%, 03/15/31	EUR	1,750	2,032
Carlyle Global Market Strategies Euro CLO DAC, Ser 2018-1X, Cl B1
1.750%, VAR Euribor 3 Month+1.750%, 05/17/31	EUR	4,500	5,149
CarVal CLO, Ser 2018-1A, Cl D
5.216%, VAR ICE LIBOR USD 3 Month+2.890%, 07/16/31(A)		$5,000	4,933
Crestline Denali CLO XVI, Ser 2018-1A, Cl C
4.198%, VAR ICE LIBOR USD 3 Month+1.850%, 01/20/30(A)		4,500	4,418
CRNPT, Ser 2018-4A, Cl C
4.248%, 04/20/31		2,750	2,701
CRNPT, Ser 2018-4A, Cl D
5.098%, 04/20/31		3,000	2,922
Euro-Galaxy VI CLO DAC, Ser 2018-6X, Cl C
1.550%, VAR Euribor 3 Month+1.550%, 04/11/31	EUR	3,750	4,354
GLG Euro CLO II DAC, Ser 2016-2X, Cl F
8.750%, VAR Euribor 3 Month+8.750%, 01/15/30	EUR	2,000	2,337
GLG Euro CLO IV DAC, Ser 2018-4X, Cl C
1.600%, VAR Euribor 3 Month+1.600%, 05/15/31	EUR	3,900	4,528
Greywolf CLO V, Ser 2018-1A, Cl BR
4.335%, VAR ICE LIBOR USD 3 Month+2.000%, 01/27/31(A)		4,000	3,961
Grosvenor Place CLO BV, Ser 2018-1X, Cl DRR
5.400%, VAR Euribor 3 Month+5.400%, 10/30/29	EUR	3,800	4,336
Harvest CLO VIII DAC, Ser 2018-8X, Cl CRR
1.650%, VAR Euribor 3 Month+1.650%, 01/15/31	EUR	2,450	2,833
Harvest CLO XIV DAC, Ser 2015-14X, Cl F
6.300%, VAR Euribor 3 Month+6.300%, 11/18/29	EUR	3,250	3,564
Harvest CLO XIX DAC, Ser 2018-19X, Cl C
1.700%, VAR Euribor 3 Month+1.700%, 04/14/31	EUR	5,500	6,214
Man GLG Euro CLO V DAC, Ser 2018-5X, Cl D1
0.000%, VAR Euribor 3 Month+3.550%, 12/15/31	EUR	2,500	2,903
Marble Point CLO XII, Ser 2018-1A, Cl D
5.070%, VAR ICE LIBOR USD 3 Month+3.000%, 07/16/31(A)		5,000	4,970
Mountain View CLO, Ser 2018-9A, Cl CR
5.459%, VAR ICE LIBOR USD 3 Month+3.120%, 07/15/31(A)		2,500	2,493
Mountain View CLO, Ser 2018-9A, Cl DR
8.419%, VAR ICE LIBOR USD 3 Month+6.080%, 07/15/31(A)		2,300	2,251
Mountain View CLO XIV
0.000%, 07/15/31		25,000	26,536
Oak Hill European Credit Partners IV Designated Activity, Ser 2018-4X, Cl DR
2.500%, VAR Euribor 3 Month+2.500%, 01/20/32	EUR	3,000	3,483

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 113

consolidated schedule of investments
September 30, 2018
City National Rochdale Fixed Income Opportunities Fund (continued)

Description		Face Amount (000)(1)	Value (000)
Oak Hill European Credit Partners V Designated Activity, Ser 2017-5X, Cl F
7.300%, VAR Euribor 3 Month+7.300%, 02/21/30	EUR	1,100	$1,260
Octagon Investment Partners, Ser 2015-1A, Cl CR
4.111%, 07/16/31		$5,000	4,951
OZLM XXII, Ser 2018-22A, Cl B
4.136%, VAR ICE LIBOR USD 3 Month+1.800%, 01/17/31(A)		3,500	3,443
OZLM XXII, Ser 2018-22A, Cl D
7.636%, VAR ICE LIBOR USD 3 Month+5.300%, 01/17/31(A)		1,800	1,700
OZLME IV DAC, Ser 2018-4X, Cl C1
1.850%, VAR Euribor 3 Month+1.850%, 07/27/32	EUR	1,850	2,122
Parallel, Ser 2018-1A, Cl C
4.847%, VAR ICE LIBOR USD 3 Month+2.800%, 04/20/31(A)		2,000	1,975
Saranac CLO III, Ser 2018-3A, Cl CR
4.716%, VAR ICE LIBOR USD 3 Month+2.350%, 06/22/30(A)		5,000	4,969
Sorrento Park CLO DAC, Ser 2014-1X, Cl E
5.931%, VAR Euribor 3 Month+6.250%, 11/16/27	EUR	3,000	3,454
St. Paul’s CLO III-R DAC, Ser 2018-3RX, Cl CR
1.600%, VAR Euribor 3 Month+1.600%, 01/15/32	EUR	2,750	3,193
Toro European CLO 2 DAC, Ser 2018-2X, Cl CR
0.000%, VAR Euribor 3 Month+2.400%, 10/15/30	EUR	2,000	2,322

Description		Face Amount (000)(1) /Acquisition Cost (000)	Value (000)
Trinitas CLO III, Ser 2018-3A, Cl CR
4.239%, VAR ICE LIBOR USD 3 Month+1.900%, 07/15/27(A)		$4,000	$3,963
Venture CDO, Ser 2018-31A, Cl C1
4.262%, 04/20/31		4,000	3,952
VIBR, Ser 2018-8A
7.863%, 01/20/31		2,000	1,932
Voyva Euro CLO I DAC, Ser 2018-1X, Cl C
1.600%, VAR Euribor 3 Month+1.600%, 10/15/30	EUR	2,500	2,836
Voya Euro CLO I DAC, Ser 2018-1X, Cl D
2.500%, VAR Euribor 3 Month+2.500%, 10/15/30	EUR	3,075	3,479
Z Capital Credit Partners CLO, Ser 2018-1A, Cl DR
5.439%, VAR ICE LIBOR USD 3 Month+3.100%, 07/16/27(A)		4,000	4,001
4.089%, VAR ICE LIBOR USD 3 Month+1.750%, 04/15/29(A)		4,000	3,914

Total Mortgage-Backed Securities
(Cost $182,898)			178,315

Life Settlement Contracts [4.8%](F)(H)(I)
American General Life #460L, Acquired 05/30/2014		303	665
American General Life #508L, Acquired 05/30/2014		2,595	3,317
American General Life #542L, Acquired 07/30/2015		83	373
American General Life #634L, Acquired 05/30/2014		530	2,939
American General Life #906L, Acquired 07/30/2015		479	2,929

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 114

consolidated schedule of investments
September 30, 2018
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Acquisition Cost (000)	Value (000)
American General Life #964L, Acquired 07/30/2015	$1,459	$2,065
AXA Equitable Life #0474, Acquired 11/04/2013	7,290	9,908
AXA Equitable Life #1616, Acquired 05/30/2014	3,254	4,349
AXA Equitable Life #1898, Acquired 11/04/2013	441	782
AXA Equitable Life #7233, Acquired 11/04/2013	395	2,100
AXA Equitable Life #7578, Acquired 11/04/2013	2,104	3,995
AXA Equitable Life #7857, Acquired 11/04/2013	2,297	2,008
AXA Equitable Life #8538, Acquired 11/04/2013	1,333	1,969
AXA Equitable Life #9345, Acquired 11/04/2013	143	99
Guardian Insurance #0346, Acquired 11/04/2013	646	3,369
Hartford Life #4700, Acquired 11/24/2015	81	51
Hartford Life #7522, Acquired 11/24/2015	805	2,490
ING Reliastar #1234, Acquired 12/05/2013	1,067	3,950
ING Reliastar #1649, Acquired 12/05/2013	61	3,137
ING Reliastar #3394, Acquired 05/30/2014	3,687	6,523
ING Reliastar #4842, Acquired 11/20/2013	921	4,233
ING Reliastar #776H, Acquired 05/30/2014	1,518	1,927
John Hancock #0430, Acquired 05/30/2014	2,418	4,070
John Hancock #0801, Acquired 05/30/2014	1,564	2,049
John Hancock #1929, Acquired 05/30/2014	3,812	3,842
John Hancock #5072, Acquired 05/30/2014	1,409	2,769
John Hancock #5080, Acquired 11/19/2013	313	2,748
John Hancock #5885, Acquired 05/30/2014	894	1,608
John Hancock #6686, Acquired 05/30/2014	3,035	3,171
John Hancock #6912, Acquired 05/30/2014	1,065	2,003
Lincoln National #0019, Acquired 09/18/2015	2,460	4,838
Lincoln National #4654, Acquired 05/30/2014	721	695
Lincoln National #4754, Acquired 09/18/2015	610	3,092
Lincoln National #4754, Acquired 09/18/2015	1,029	4,598
Lincoln National #5658, Acquired 09/18/2015	329	1,167
Lincoln National #7099, Acquired 09/18/2015	1,254	3,240
Lincoln National #8558, Acquired 09/18/2015	1,659	3,820
Mass Mutual #1849, Acquired 11/05/2013	2,926	5,809
Mass Mutual #5167, Acquired 05/30/2014	63	1,860
Mass Mutual #5681, Acquired 11/05/2013	288	2,657
Mass Mutual #5864, Acquired 05/30/2014	4,668	216
Mass Mutual #6620, Acquired 11/05/2013	222	626
Met Life #8MLU, Acquired 05/30/2014	1,413	1,858
Penn Life #8183, Acquired 10/18/2016	46	117
Penn Mutual #3106, Acquired 05/30/2014	1,294	1,680
Phoenix Life #5715, Acquired 10/18/2016	569	1,450
Phoenix Life #6157, Acquired 10/18/2016	569	1,480
Phoenix Life #6161, Acquired 05/30/2014	3,472	8,809
Phoenix Life #8499, Acquired 05/30/2014	756	1,258
Phoenix Life #8509, Acquired 05/30/2014	761	1,258
Principal Financial #6653, Acquired 10/30/2013	306	174
Prudential #5978, Acquired 10/02/2015	372	1,625
Security Mutual Life #5380, Acquired 10/30/2013	410	240
Transamerica #1708, Acquired 10/28/2013	957	2,386
Transamerica #3426, Acquired 11/12/2013	274	536
Transamerica #8205, Acquired 10/28/2013	714	2,000

Total Life Settlement Contracts
(Cost $74,143)		142,927

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 115

consolidated schedule of investments
September 30, 2018
City National Rochdale Fixed Income Opportunities Fund (continued)

Description	Shares	Value (000)
Closed-End Fund [0.5%]
Stone Ridge Reinsurance Risk Premium Interval Fund(F)	1,701,264	$15,703

Total Closed-End Fund
(Cost $17,271)		15,703

Common Stock [0.4%]
Diversified Minerals [0.0%]
New World Resources, Cl A * (F)	44,276	87

Energy [0.0%]
Templar Energy, Cl A *	105	79

Financial Services [0.0%]
Aretec Group *	3	332

Hotels, Restaurants & Leisure [0.0%]
Caesars Entertainment *	69	706

Oil, Gas & Consumable Fuels [0.3%]
Gulf Keystone Petroleum *	2,190	8,235
Savannah Petroleum * (F)	4,307	1,825

Total Oil, Gas & Consumable Fuels		10,060

Services [0.0%]
A’ayan Leasing & Investment KSCP *	1,169	98
Astana Finance *	209	—

Total Services		98

Shipping [0.0%]
Harvey Gulf	8	425

Software [0.1%]
Avaya Holdings *	64	1,406

Total Common Stock
(Cost $8,303)		13,193

Limited Partnership [0.4%]
Financial Services [0.4%]
Cartesian LP * (F)	—	10,853

Total Limited Partnership
(Cost $10,000)		10,853

Description		Shares/ Number of Warrants/Face Amount (000)(1)	Value (000)
Warrant [0.1%]
Central Bank of Nigeria,
Expires 11/15/20, Strike Price $0.0001(F)		49,000	$3,259

Total Warrant
(Cost $6,407)			3,259

Convertible Bonds [0.0%]
Coal Mining [0.0%]
New World Resources
4.000% cash/8.000% PIK, 10/07/20(B) (F)	EUR	380	7

Medical Products & Services [0.0%]
Bio City Development
8.000%, 07/06/18		$1,000	170

Metal-Iron [0.0%]
London Mining Jersey
12.000%, 04/30/19(B)		1,500	15

Total Convertible Bonds
(Cost $2,794)			192

Short-Term Investment [7.0%]
SEI Daily Income Trust Government Fund, Cl F, 1.850%**		208,761,053	208,761

Total Short-Term Investment
(Cost 208,761)			208,761

Total Investments [99.4%]
(Cost $2,997,863)			$2,985,473

Percentages are based on Net Assets of $3,002,607 (000).

Amounts designated as "—" are either $0 or have been rounded to $0.

*	Non-income producing security.
**	The rate reported is the 7-day effective yield as of September 30, 2018.
(1)	U.S. Dollars unless otherwise indicated.
(A)

Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. On September 30, 2018, the value of these securities amounted to $387,338 (000), representing 12.9% of the net assets of the Fund.

(B)	In default on interest and principal payments. Rate shown represents the last coupon rate prior to default.
(C)	Step Bond — Represents the current rate, the step rate, the step date and the final maturity date.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 116

consolidated schedule of investments
September 30, 2018
City National Rochdale Fixed Income Opportunities Fund (continued)

(D)	Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.
(E)	Zero coupon security. The rate reported is the effective yield at time of purchase.
(F)	Security is considered illiquid. The total market value of such security as of September 30, 2018, was $198,549 (000) and represented 6.6% of the net assets of the Fund.
(G)	Unsettled bank loan, Interest rate not available.
(H)	Level 3 security in accordance with fair value hierarchy.
(I)	Security is considered restricted. The total market value of such securities as of September 30, 2018, was $142,927 (000) and represented 4.76% of the net assets of the Fund.

ARS — Argentine Peso

BRL — Brazilian Real

CHF — Swiss Franc

CDO — Collateralized Debt Obligation

Cl — Class

CLO — Collateralized Loan Obligation

CLP — Chilean Peso

COP — Colombian Peso

CNH — Chinese Yuan

CZK — Czech Koruna

EUR — Euro

Euribor — Euro Interbank Offered Rates

GBP — British Pound Sterling

HUF — Hungarian Forint

ICE — Intercontinental Exchange

IDR — Indonesian Rupiah

KRW — South Korean Won

LIBOR — London Interbank Offered Rates

LLC — Limited Liability Corporation

LP — Limited Partnership

MTN — Medium Term Note

MXN — Mexican Peso

MYR — Malaysian Ringgit

PEN — Peruvian Nuevo Sol

PHP — Philippine Peso

PIK — Payment-in-Kind

PLC — Public Limited Company

PLN — Polish Zloty

RON — Romanian Leu

RUB — Russian Ruble

Ser — Series

THB — Thai Bhat

TRY — Turkish Lira

ULC — United Liability Corporation

USD — United States Dollar

UYU — Uruguayan Peso

VAR — Variable

ZAR — South African Rand

Amounts designated as "—" are either $0 or have been rounded to $0.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 117

consolidated schedule of investments
September 30, 2018
City National Rochdale Fixed Income Opportunities Fund (continued)

A list of the open forward foreign currency contracts held by the Fund at September 30, 2018, is as follows:

Counterparty	Settlement Date	Currency to Deliver (000)		Currency to Receive (000)		Unrealized Appreciation (Depreciation) (000)
BNP Paribas	10/02/18	BRL	27,237	USD	6,725	$(19)
BNP Paribas	10/05/18 - 10/31/18	USD	883	TRY	5,569	31
BNP Paribas	10/16/18	ARS	30,448	USD	776	54
BNP Paribas	10/31/18	PEN	—	USD	—	—
BNP Paribas	10/31/18	USD	901	ARS	27,114	(272)
BNP Paribas	10/31/18	USD	1,713	CLP	1,133,535	11
BNP Paribas	10/31/18	USD	2,669	MXN	51,583	73
BNP Paribas	10/31/18	USD	3,428	KRW	3,839,762	34
BNP Paribas	10/31/18	USD	2,700	HUF	757,077	25
BNP Paribas	10/31/18	USD	1,189	HUF	329,605	(2)
BNP Paribas	10/31/18 - 01/31/19	USD	3,983	RON	15,822	(41)
BNP Paribas	10/31/18	USD	4,615	THB	151,155	63
BNP Paribas	10/31/18	MXN	6,642	USD	347	(6)
BNP Paribas	10/31/18	CZK	16,887	USD	760	(2)
BNP Paribas	10/31/18	ZAR	51,424	USD	3,855	234
BNP Paribas	10/31/18	COP	1,363,348	USD	470	10
BNP Paribas	10/31/18	KRW	7,663,649	USD	6,808	(102)
BNP Paribas	11/05/18	USD	6,707	BRL	27,237	21
BNP Paribas	11/30/18 - 01/31/19	USD	18,606	PLN	67,866	(137)
BNP Paribas	01/31/19	USD	1,438	CZK	31,281	(18)
BT Brokerage	10/02/18	USD	4,166	BRL	17,246	104
BT Brokerage	10/31/18	USD	170	PHP	9,178	(1)
BT Brokerage	10/31/18	USD	387	RUB	24,367	(16)
BT Brokerage	10/31/18	USD	414	IDR	6,092,172	(8)
BT Brokerage	10/31/18	USD	656	TRY	3,701	(55)
BT Brokerage	10/31/18	USD	1,248	THB	40,684	11
BT Brokerage	10/31/18	USD	1,994	PEI	6,566	(9)
BT Brokerage	10/31/18	RUB	87,981	USD	1,320	(18)
BT Brokerage	10/31/18	MXN	298,250	USD	15,411	(440)
BT Brokerage	10/31/18	IDR	63,422,660	USD	4,334	99
Citigroup	10/31/18	USD	42	PLN	155	—
Citigroup	10/31/18	USD	810	IDR	11,885,633	(17)
Citigroup	10/31/18	MXN	25,089	USD	1,325	(8)
Credit Suisse First Boston	10/31/18	USD	36	RUB	2,292	(1)
Credit Suisse First Boston	11/30/18	USD	5,863	COP	17,514,071	43
Credit Suisse First Boston	10/31/18	USD	6,034	COP	17,514,071	(122)
Credit Suisse First Boston	10/31/18	COP	3,974,100	USD	1,300	(42)
Deutsche Bank	10/31/18	USD	525	TRY	3,273	6
Deutsche Bank	10/31/18	USD	528	ZAR	7,117	(27)
Deutsche Bank	10/31/18	USD	1,140	RON	4,590	4
Deutsche Bank	10/31/18 - 11/30/18	USD	2,717	CZK	59,450	(32)
Deutsche Bank	10/31/18	MYR	11,136	USD	2,703	13
Deutsche Bank	11/30/18	MYR	12,215	USD	2,947	(2)
Deutsche Bank	10/31/18	THB	62,623	USD	1,911	(27)
Deutsche Bank	10/31/18	IDR	4,723,264	USD	319	3
Deutsche Bank	10/31/18	COP	8,581,898	USD	2,805	(92)
Deutsche Bank	11/05/18	USD	3,490	BRL	14,226	24
JPMorgan Chase Bank	10/09/18 - 10/31/18	ARS	78,306	USD	2,471	647
JPMorgan Chase Bank	10/31/18	USD	542	ZAR	7,399	(21)
JPMorgan Chase Bank	10/31/18	USD	765	COP	2,278,935	5
JPMorgan Chase Bank	10/31/18	USD	204	TRY	1,256	—
JPMorgan Chase Bank	10/31/18	USD	728	TRY	4,115	(60)
JPMorgan Chase Bank	10/31/18	USD	376	IDR	5,667,072	3
JPMorgan Chase Bank	10/31/18	USD	1,237	IDR	18,131,341	(26)
JPMorgan Chase Bank	10/31/18	USD	1,810	RUB	115,468	(53)
JPMorgan Chase Bank	10/31/18	USD	2,610	MXN	49,697	31
JPMorgan Chase Bank	10/31/18	TRY	15,669	USD	3,092	548
JPMorgan Chase Bank	10/31/18	TRY	3,390	USD	500	(50)
JPMorgan Chase Bank	10/31/18	ZAR	39,973	USD	2,784	(31)
JPMorgan Chase Bank	10/31/18	MXN	68,772	USD	3,556	(99)
JPMorgan Chase Bank	10/31/18	IDR	19,559,040	USD	1,336	30
JPMorgan Chase Bank	10/31/18	IDR	3,411,442	USD	228	—
JPMorgan Chase Bank	11/30/18	USD	904	PLN	3,308	(5)
JPMorgan Chase Bank	02/28/19	USD	8,663	CZK	186,637	(182)
Merrill Lynch	10/02/18	BRL	880	USD	210	(8)
Merrill Lynch	10/31/18	USD	375	IDR	5,595,375	(1)
Merrill Lynch	10/31/18	USD	469	RUB	31,306	7
Merrill Lynch	10/31/18	USD	696	TRY	4,027	(42)
Merrill Lynch	10/31/18	USD	2,590	ZAR	38,750	139
Merrill Lynch	10/31/18	USD	2,614	HUF	723,538	(9)
Merrill Lynch	10/31/18	USD	2,675	CNH	18,352	(12)
Merrill Lynch	10/31/18	CNH	18,352	USD	2,668	5
Merrill Lynch	10/31/18	ZAR	43,018	USD	2,934	(95)
Merrill Lynch	10/31/18	MXN	64,642	USD	3,355	(81)
Merrill Lynch	11/30/18	ZAR	53,523	USD	3,980	226
Merrill Lynch	10/31/18 - 11/30/18	ZAR	29,235	USD	1,994	(58)
Merrill Lynch	11/29/18	USD	2,677	RON	10,648	(25)
Morgan Stanley	10/02/18	USD	2,620	BRL	10,871	72
Morgan Stanley	10/31/18	USD	2,979	RUB	196,183	6
Morgan Stanley	10/31/18	USD	3,384	KRW	3,784,787	29
Morgan Stanley	10/31/18	HUF	104,597	USD	366	(10)
Morgan Stanley	11/05/18	BRL	75,034	USD	19,681	1,147
Standard Bank	10/31/18	USD	727	IDR	10,609,838	(18)
Standard Bank	10/31/18	USD	953	HUF	262,219	(10)
Standard Bank	10/31/18	TRY	1,119	USD	165	(17)
Standard Bank	10/31/18	USD	1,141	MYR	4,731	1
Standard Bank	10/31/18	USD	32	MYR	130	—

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 118

consolidated schedule of investments
September 30, 2018
City National Rochdale Fixed Income Opportunities Fund (continued)

Counterparty	Settlement Date	Currency to Deliver (000)		Currency to Receive (000)		Unrealized Appreciation (Depreciation) (000)
Standard Bank	10/31/18	USD	1,265	RUB	86,605	$52
Standard Bank	11/30/18	USD	1,546	TRY	10,193	76
Standard Bank	10/31/18	USD	1,550	TRY	8,554	(162)
Standard Bank	10/31/18	RUB	82,135	USD	1,305	55
Standard Bank	10/31/18	IDR	13,088,701	USD	893	19
U.S. Bank	10/05/18	USD	116	EUR	100	—
U.S. Bank	10/05/18 - 01/15/19	GBP	36,670	USD	47,221	(630)
U.S. Bank	10/05/18 - 10/31/18	EUR	172,966	USD	201,295	364
U.S. Bank	10/09/18	EUR	65,250	USD	75,660	(141)
U.S. Bank	05/29/19	CHF	6,000	USD	6,274	10
						$973

A list of the open centrally cleared swap agreements held by the Fund at September 30, 2018, is as follows:

Interest Rate Swaps
Fund Pays	Fund Receives	Payment Frequency	Termination Date	Currency
8.255%	MXIBTIIE	Monthly	12/06/28	MXN
Mexico Intrabank TIIE 28 Day	8.1564%	Monthly	12/13/23	MXN
WIBOR 6-Month	2.4%	Annually	03/26/23	PLN
Mexico Intrabank TIIE 28 Day	7.935%	Monthly	12/16/20	MXN

Interest Rate Swaps
Fund Pays	Notional Amount (000)	Premiums Paid (000)	Unrealized Appreciation (Depreciation) (000)	Swap Contracts, at Value (000)
8.255	73,000	$–	$1,991	$1,991
Mexico Intrabank TIIE 28 Day	137,000	–	177	177
WIBOR 6-Month	20,820	–	(8)	(8)
Mexico Intrabank TIIE 28 Day	276,000	–	(1,836)	(1,836)
		$–	$324	$324

The following is a list of the inputs used as of September 30, 2018, in valuing the Fund’s investments and other financial instruments carried at value (000):

Investments in Securities	Level 1	Level 2	Level 3(1)	Total
Corporate Bonds	$—	$1,280,189	$—	$1,280,189
Loan Participations	—	801,835	1,311	803,146
Sovereign Debt	—	328,931	4	328,935
Mortgage-Backed Securities	—	178,315	—	178,315
Life Settlement Contracts	—	—	142,927	142,927
Closed-End Fund	15,703	—	—	15,703
Common Stock	12,270	923	—	13,193
Warrant	3,259	—	—	3,259
Convertible Bonds	—	192	—	192
Short-Term Investment	208,761	—	—	208,761
Investment in Securities Measured at NAV*				$10,853
Total Investments in Securities	$239,993	$2,590,385	$144,242	$2,985,473

Other Financial Instruments	Level 1	Level 2	Level 3(1)	Total
Forwards Contracts**
Unrealized Appreciation	$—	$4,335	$—	$4,335
Unrealized Depreciation	—	(3,362)	—	(3,362)
Centrally Cleared Swaps
Interest Rate Swaps**
Unrealized Appreciation	—	2,168	—	2,168
Unrealized Depreciation	—	(1,844)	—	(1,844)
Total Other Financial Instruments	$—	$1,297	$—	$1,297

*

Investment in securities measured at NAV using the net asset value as practical expedient have not been classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented on the consolidated statement of assets and liabilities.

**	Forwards contracts and swap contracts are valued at the unrealized appreciation/(depreciation) on the instrument.
(1)

Of the $144,242 (000) in Level 3 securities as of September 30, 2018, $142,927 (000) or 99.1% are not valued via third party pricing vendors and broker quotes. If significant, the disclosure of the unobservable inputs and the interrelationships and sensitivity between these inputs is required for those Level 3 securities that are not valued by third party vendors or broker quotes.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 119

consolidated schedule of investments
September 30, 2018
City National Rochdale Fixed Income Opportunities Fund (concluded)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value as of September 30, 2018:

	Investments in Loan Participations (000)	Investments in Sovereign Debt (000)	Investments in Life Settlement Contracts (000)
Beginning balance as of 10/1/17	$1,795	$5	$148,128
Accrued discounts/ premiums	72	—	—
Realized gain/(loss)	39	—	6,886
Change in unrealized appreciation/(depreciation)	(80)	(1)	5,413
Purchases	—	—	—
Sales/paydowns	(515)	—	(17,500)
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	—	—
Ending balance as of 9/30/18	$1,311	$4	$142,927
Changes in unrealized gains/(losses) included in earnings related to securities still held at reporting date	$(80)	$(1)	$826

	Investments in Limited Partnership (000)	Investments in Asset-Backed Securities (000)	Total (000)
Beginning balance as of 10/1/17	$7,815	$328	$158,071
Accrued discounts/ premiums	—	—	72
Realized gain/(loss)	—	(4,410)	2,515
Change in unrealized appreciation/(depreciation)	3,038	4,110	12,480
Purchases	—	—	—
Sales/paydowns	—	(28)	(18,043)
Transfers into Level 3	—	—	—
Transfers out of Level 3	(10,853)	—	(10,853)
Ending balance as of 9/30/18	$—	$—	$144,242
Changes in unrealized gains/(losses) included in earnings related to securities still held at reporting date	$—	$—	$745

Amounts designated as “—“ are either $0 or have been rounded to $0.

The following table summarizes the quantitative inputs and assumptions used for items categorized as material Level 3 investments as of September 30, 2018. The disclosures below also include qualitative information on the sensitivity of the fair value measurements to changes in the significant unobservable inputs.

	Fair Value at September 30, 2018 (000)	Valuation Techniques
Life Settlement Contracts	142,927	Discounted Cash Flow Model

		Observable Inputs
		Maturity Value

		Unobservable Inputs	Range
		Discount Rate	13.5%
		Expected Maturity (months)	6-130 months

The unobservable inputs used to determine fair value of recurring Level 3 assets may have similar or diverging impacts on valuation. Significant increases and decreases in these inputs in isolation and the interrelationships between them could result in significantly higher or lower fair value measurements. Increases in projected collection rates in isolation would result in a higher fair value measurement, while increases in expected discount rates, projected default rates, and maturities of life settlement contracts, in isolation, would result in a lower fair value measurement.

For the year ended September 30, 2018, there were transfers between fair value hierarchy levels. Transfers between Levels are recognized at period end.

The transfers between fair values hierarchy levels were due to changes in the availability of observable inputs to determine fair value.

At September 30, 2018, the Fund had the following investments in life settlement contracts:

Year	Number of Contracts	Fair Value (000)	Face Value (Death Benefits) (000)
2020	8	$23,285	$36,841
2021	11	51,032	93,661
2022	13	30,223	74,500
2023	12	23,213	74,500
Thereafter	12	15,174	66,128
	56	$142,927	$345,630

For the year ended September 30, 2018, the net change to fair value on life settlement contracts, net of premiums paid and continuing costs disclosed in the Fund’s Consolidated Statement of Operations, as part of the unrealized appreciation/(depreciation) on investments, consisted of a net positive change to fair value on life settlement contracts of $826,429, offset by $17,969,914 in premiums paid and continuing costs associated with its investment in the contracts. For the year ended September 30, 2018, the Fund realized gains of $6,885,752 on matured life settlements, which are disclosed in the Consolidated Statement of Operations, as part of the realized gain/(loss) on investments.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 120

schedule of investments
September 30, 2018
City National Rochdale Dividend & Income Fund

Description	Shares	Value (000)
Common Stock [94.2%]
Communication Services [4.9%]
AT&T	98,500	$3,308
Consolidated Communications Holdings	150,900	1,968
Verizon Communications	119,167	6,362

Total Communication Services		11,638

Consumer Discretionary [4.3%]
Cedar Fair (A)	28,000	1,458
McDonald’s	38,800	6,491
Six Flags Entertainment	34,500	2,409

Total Consumer Discretionary		10,358

Consumer Staples [21.6%]
Altria Group	114,750	6,921
B&G Foods	148,800	4,085
Clorox	37,700	5,670
Coca-Cola	75,372	3,481
General Mills	110,780	4,755
Hershey	25,400	2,591
Imperial Brands ADR	30,304	1,052
Kellogg	47,000	3,291
Kimberly-Clark	19,000	2,159
Mondelez International, Cl A	25,000	1,074
Philip Morris International	61,700	5,031
Procter & Gamble	45,949	3,824
Sysco	38,800	2,842
Unilever ADR	39,300	2,160
Vector Group	196,928	2,714

Total Consumer Staples		51,650

Energy [5.5%]
Chevron	36,183	4,424
Enterprise Products Partners (A)	87,984	2,528
Occidental Petroleum	25,500	2,095
ONEOK	39,000	2,644
TransCanada	37,128	1,502

Total Energy		13,193

Financials [11.1%]
Ares Capital	95,100	1,635
Arthur J Gallagher	29,400	2,189
BB&T	80,000	3,883
Cincinnati Financial	60,650	4,658
Compass Diversified Holdings (A)	153,000	2,777
Huntington Bancshares	123,000	1,835
JPMorgan Chase	33,400	3,769
PacWest Bancorp	35,900	1,711
Prudential Financial	21,700	2,199
Umpqua Holdings	98,000	2,038

Total Financials		26,694

Health Care [6.8%]
Bristol-Myers Squibb	54,200	3,365
Johnson & Johnson	32,000	4,422
Merck	73,150	5,189
Pfizer	72,644	3,201

Total Health Care		16,177

Industrials [7.5%]
Eaton	51,900	4,502
General Dynamics	15,300	3,132
Lockheed Martin	30,117	10,419

Total Industrials		18,053

Information Technology [4.3%]
Intel	134,500	6,360
Paychex	52,000	3,830

Total Information Technology		10,190

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 121

schedule of investments
September 30, 2018
City National Rochdale Dividend & Income Fund (continued)

Description	Shares	Value (000)
Materials [2.4%]
Sonoco Products	70,000	$3,885
WestRock	35,000	1,870

Total Materials		5,755

REITs [13.5%]
Crown Castle International	25,600	2,850
EPR Properties	34,500	2,360
Healthcare Trust of America, Cl A	79,500	2,120
Lamar Advertising, Cl A	84,800	6,597
Liberty Property Trust	83,985	3,548
Mid-America Apartment Communities	26,500	2,655
National Retail Properties	59,500	2,667
National Storage Affiliates Trust	50,000	1,272
Simon Property Group	10,000	1,768
Ventas	40,232	2,188
Welltower	32,262	2,075
Weyerhaeuser	38,400	1,239
WP Carey	15,500	997

Total REITs		32,336

Utilities [12.3%]
American Electric Power	34,900	2,474
AmeriGas Partners (A)	28,200	1,114
Avangrid	59,000	2,828
Brookfield Infrastructure Partners	67,600	2,696
Dominion Energy	33,100	2,326
Duke Energy	68,006	5,442
Entergy	13,700	1,112
Eversource Energy	39,242	2,411
OGE Energy	33,600	1,220
Pinnacle West Capital	30,135	2,386
WEC Energy Group	38,050	2,540
Xcel Energy	62,100	2,932

Total Utilities		29,481

Total Common Stock
(Cost $173,714)		225,525

Preferred Stock [2.6%]
Communication Services [0.2%]
Qwest, 7.000%	10,000	252
Verizon Communications, 5.900%	10,000	254

Total Communication Services		506

Financials [1.1%]
AmTrust Financial Services, 7.500%	10,000	243
Bank of America
6.500%	10,000	260
6.000%	10,000	260
Capital One Financial, 6.700%	10,000	261
First Republic Bank, 5.500%	10,000	245
JPMorgan Chase, 6.125%	10,000	258
MetLife, 5.625%	10,000	252
Wells Fargo
6.000%	10,000	258
5.625%	10,000	250
Wells Fargo Real Estate Investment, 6.375%	10,000	256

Total Financials		2,543

REITs [1.0%]
Digital Realty Trust, 5.250%	10,000	239
National Retail Properties, 5.200%	10,000	224
National Storage Affiliates Trust, 6.000%	20,000	497
PS Business Parks, 5.200%	10,000	226
Public Storage
5.400%	10,000	244
5.150%	10,000	238
5.050%	10,000	239
Vornado Realty Trust, 5.250%	20,000	445

Total REITs		2,352

Utilities [0.3%]
Dominion Energy, 5.250%	5,000	118
DTE Energy, 5.250%	20,000	474
Southern, 6.250%	10,000	259

Total Utilities		851

Total Preferred Stock
(Cost $6,375)		6,252

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 122

schedule of investments
September 30, 2018
City National Rochdale Dividend & Income Fund (concluded)

Description	Shares	Value (000)
Exchange-Traded Funds [2.0%]
Invesco Preferred ETF	269,500	3,859
iShares US Preferred Stock ETF	27,300	1,014

Total Exchange-Traded Funds
(Cost $5,027)		4,873

Short-Term Investment [0.9%]
SEI Daily Income Trust Government Fund, Cl F, 1.850%**	2,093,097	$2,093

Total Short-Term Investment
(Cost $2,093)		2,093

Total Investments [99.7%]
(Cost $187,209)		$238,743

Percentages are based on Net Assets of $239,439 (000).

**	The rate reported is the 7-day effective yield as of September 30, 2018.
(A)	Security is a Master Limited Partnership. At September 30, 2018, such securities amounted to $7,877 (000), or 3.3% of the net assets of the Fund.

ADR — American Depositary Receipt

Cl — Class

ETF — Exchange-Traded Fund

The following is a list of the inputs used as of September 30, 2018 in valuing the Fund’s investments carried at value (000):

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$225,525	$—	$—	$225,525
Preferred Stock	6,252	—	—	6,252
Exchange-Traded Funds	4,873	—	—	4,873
Short-Term Investment	2,093	—	—	2,093
Total Investments in Securities	$238,743	$—	$—	$238,743

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value (000) as of September 30, 2018:

Investments in Asset-Backed Security
Beginning balance as of 10/1/17	$17
Accrued discounts/premiums	—
Realized gain/(loss)	(226)
Change in unrealized appreciation/(depreciation)	210
Purchases	—
Sales/paydowns	(1)
Transfers into Level 3	—
Transfers out of Level 3	—
Ending balance as of 9/30/18	$—
Changes in unrealized gains/(losses) included in earnings related to securities still held at reporting date	$—

For the year ended September 30, 2018, there have been no transfers between any of the fair value hierarchy levels. Transfers between Levels are recognized at period end.

Amounts designated as “—” are $0 or have been rounded to $0.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 123

schedule of investments
September 30, 2018
City National Rochdale U.S. Core Equity Fund

Description	Shares	Value (000)
Common Stock [98.2%]
Aerospace & Defense [3.2%]
Northrop Grumman	12,100	$3,840
Raytheon	28,000	5,787

Total Aerospace & Defense		9,627

Auto Components [1.4%]
Magna International	81,830	4,299

Banks [5.3%]
Bank of America	187,000	5,509
PNC Financial Services Group	39,000	5,311
SunTrust Banks	77,000	5,143

Total Banks		15,963

Beverages [1.8%]
PepsiCo	49,000	5,478

Capital Markets [3.3%]
BlackRock, Cl A	6,100	2,875
CME Group, Cl A	42,000	7,149

Total Capital Markets		10,024

Chemicals [1.8%]
DowDuPont	37,000	2,379
Praxair	19,000	3,054

Total Chemicals		5,433

Commercial Banks [4.1%]
Comerica	38,000	3,428
JPMorgan Chase	78,000	8,801

Total Commercial Banks		12,229

Commercial Services & Supplies [2.3%]
Cintas	35,000	6,923

Diversified Financial Services [1.9%]
Berkshire Hathaway, Cl B *	27,000	5,781

Electric Utilities [1.2%]
NextEra Energy	22,000	3,687

Electronic Equipment [1.0%]
Amphenol, Cl A	33,000	3,103

Energy Equipment & Services [0.8%]
Halliburton	60,000	2,432

Entertainment [2.3%]
Electronic Arts *	23,000	2,771
Walt Disney	35,000	4,093

Total Entertainment		6,864

Food & Staples Retailing [3.5%]
Costco Wholesale	23,240	5,459
Walmart	55,000	5,165

Total Food & Staples Retailing		10,624

Health Care Equipment & Supplies [5.7%]
Danaher	40,000	4,346
Edwards Lifesciences *	39,000	6,790
Stryker	34,000	6,041

Total Health Care Equipment & Supplies		17,177

Health Care Providers & Services [3.4%]
UnitedHealth Group	38,000	10,110

Hotels, Restaurants & Leisure [1.8%]
McDonald’s	33,000	5,521

Household Durables [1.6%]
PulteGroup	192,000	4,756

Household Products [1.3%]
Colgate-Palmolive	57,000	3,816

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 124

schedule of investments
September 30, 2018
City National Rochdale U.S. Core Equity Fund (concluded)

Description	Shares	Value (000)
Industrial Conglomerates [2.4%]
3M	14,000	$2,950
Honeywell International	25,000	4,160

Total Industrial Conglomerates		7,110

Insurance [0.7%]
Chubb	16,000	2,138

Interactive Media & Services [4.7%]
Alphabet, Cl A *	6,800	8,208
Facebook, Cl A *	36,000	5,921

Total Interactive Media & Services		14,129

IT Services [9.4%]
Accenture, Cl A	36,000	6,127
Mastercard, Cl A	46,000	10,240
Visa, Cl A	80,000	12,007

Total IT Services		28,374

Life Sciences Tools & Services [2.4%]
Thermo Fisher Scientific	30,000	7,322

Machinery [0.9%]
Ingersoll-Rand	28,000	2,864

Media [1.8%]
Comcast, Cl A	150,000	5,312

Multi-Utilities [0.8%]
CMS Energy	48,000	2,352

Oil, Gas & Consumable Fuels [3.8%]
Cabot Oil & Gas	97,000	2,184
Chevron	50,000	6,114
Concho Resources *	20,000	3,055

Total Oil, Gas & Consumable Fuels		11,353

Pharmaceuticals [4.2%]
Johnson & Johnson	42,000	5,803
Zoetis, Cl A	74,000	6,776

Total Pharmaceuticals		12,579

Real Estate Investment Trusts [2.5%]
Equinix	7,000	3,030
Essex Property Trust	18,000	4,441

Total Real Estate Investment Trusts		7,471

Road & Rail [1.6%]
Union Pacific	29,000	4,722

Semiconductors & Semiconductor Equipment [1.9%]
Texas Instruments	54,000	5,794

Software [6.3%]
Adobe Systems *	33,000	8,908
Microsoft	88,000	10,065

Total Software		18,973

Specialty Retail [2.8%]
Home Depot	40,000	8,286

Technology Hardware, Storage & Peripherals [2.8%]
Apple	38,000	8,578

Water Utilities [1.5%]
American Water Works	53,000	4,662

Total Common Stock
(Cost $192,520)		295,866

Short-Term Investment [1.8%]
SEI Daily Income Trust Government Fund, Cl F, 1.850%**	5,395,978	5,396

Total Short-Term Investment
(Cost $5,396)		5,396

Total Investments [100.0%]
(Cost $197,916)		$301,262

Percentages are based on Net Assets of $301,156 (000).

*	Non-income producing security.
**	The rate reported is the 7-day effective yield as of September 30, 2018.

Cl — Class

As of September 30, 2018, all of the Fund’s investments are Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the year ended September 30, 2018, there have been no transfers between any of the fair value hierarchy levels. Transfers between Levels are recognized at period end.

Amounts designated as “—” are either $0 or have been rounded to $0.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 125

statements of assets and liabilities (000)
September 30, 2018

	City National Rochdale Government Money Market Fund	City National Rochdale Government Bond Fund	City National Rochdale Corporate Bond Fund	City National Rochdale California Tax Exempt Bond Fund
ASSETS:
Cost of securities (including affiliated investments and repurchase agreements)	$5,011,735	$57,287	$140,817	$87,040
Investments in securities, at value	$4,066,735	$55,842	$128,808	$82,875
Affiliated investments, at value	—	—	2,877	992
Repurchase agreements, at value	945,000	—	7,000	3,000
Cash	42	—	42	—
Dividend and interest receivable	1,543	181	933	956
Receivable for capital shares sold	—	205	410	107
Prepaid expenses	83	1	2	2
Total Assets	$5,013,403	$56,229	$140,072	$87,932

LIABILITIES:
Payable for income distributions	2,577	46	198	89
Payable for capital shares redeemed	—	405	130	119
Payable for investment securities purchased	—	—	—	1,064
Investment advisory fees payable	635	4	32	3
Shareholder servicing and distribution fees payable	1,737	12	30	30
Administrative fees payable	83	15	16	15
Accrued expenses	326	17	69	22
Total Liabilities	5,358	499	475	1,342
Net Assets	$5,008,045	$55,730	$139,597	$86,590

NET ASSETS:
Paid-in Capital (unlimited authorization — $0.01 par value)	$5,008,038	$57,808	$142,919	$87,138
Undistributed (Distributions in excess of) net investment income	—	(4)	50	1
Accumulated net realized gain (loss) on investments	7	(629)	(1,240)	(376)
Net unrealized depreciation on investments	—	(1,445)	(2,132)	(173)
Net Assets	$5,008,045	$55,730	$139,597	$86,590

Institutional Class Shares:
Net Assets ($Dollars)	$—	$242	$—	$—
Total shares outstanding at end of year	—	24	—	—
Net asset value, offering and redemption price per share
(net assets ÷ shares outstanding)	$—	$10.25 *	$—	$—

Class N Shares:
Net Assets ($Dollars)	$994,591,043	$1,984,175	$7,065,439	$7,759,641
Total shares outstanding at end of year	994,585,418	193,141	692,393	744,043
Net asset value, offering and redemption price per share
(net assets ÷ shares outstanding)	$1.00	$10.27	$10.20	$10.43

Class S Shares:
Net Assets ($Dollars)	$1,070,474,216	$—	$—	$—
Total shares outstanding at end of year	1,070,468,651	—	—	—
Net asset value, offering and redemption price per share
(net assets ÷ shares outstanding)	$1.00	$—	$—	$—

Servicing Class Shares:
Net Assets ($Dollars)	$2,942,979,890	$53,745,825	$132,531,820	$78,829,969
Total shares outstanding at end of year	2,942,986,384	5,240,331	13,007,956	7,583,131
Net asset value, offering and redemption price per share
(net assets ÷ shares outstanding)	$1.00	$10.26	$10.19	$10.40

Amounts designated as “—” are either $0 or have been rounded to $0.

*	NAV per share as of September 30, 2018 does not calculate to the stated NAV per share due to rounding of net assets and shares.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 126

statements of assets and liabilities (000)/ consolidated statement of assets and liabilities (000)
September 30, 2018

	City National Rochdale Municipal High Income Fund	City National Rochdale High Yield Bond Fund	City National Rochdale Intermediate Fixed Income Fund	City National Rochdale Fixed Income Opportunities Fund
ASSETS:
Cost of securities	$1,254,730	$60,065	$186,263	$2,997,863
Investments in securities, at value	$1,256,133	$57,649	$182,895	$2,985,473
Cash	—	—	—	3,953
Foreign currency	—	—	—	7,339 (1)
Cash collateral	—	—	—	1,032
Dividend and interest receivable	17,530	996	1,187	33,490
Foreign tax reclaim receivable	—	2	—	363
Receivable for capital shares sold	2,661	80	264	6,215
Receivable for investment securities sold	4,949	37	—	42,688
Variation margin receivable	—	—	—	257
Unrealized gain on forward foreign currency contracts	—	—	—	4,335
Unrealized gain on foreign currency spot contracts	—	—	—	61
Prepaid expenses	24	1	4	54
Total Assets	$1,281,297	$58,765	$184,350	$3,085,260

LIABILITIES:
Payable for investment securities purchased	10,437	39	—	74,215
Payable for income distributions	2,264	63	—	—
Payable for capital shares redeemed	1,258	3	255	2,159
Unrealized loss on forward foreign currency contracts	—	—	—	3,362
Unrealized loss on foreign currency spot contracts	—	—	—	75
Investment advisory fees payable	522	29	55	1,137
Shareholder servicing and distribution fees payable	421	9	76	1,226
Administrative fees payable	—	15	16	54
Accrued expenses	122	27	28	425
Total Liabilities	$15,024	$185	$430	$82,653
Net Assets	$1,266,273	$58,580	$183,920	$3,002,607

NET ASSETS:
Paid-in Capital (unlimited authorization — $0.01 par value)	$1,280,474	$66,364	$189,070	$3,174,847
Undistributed (Distributions in excess of) net investment income	2,120	29	78	(87,474)
Accumulated net realized gain (loss) on investments	(17,724)	(5,397)	(1,860)	15,900
Net unrealized appreciation (depreciation) on:
Investments	1,403	(2,416)	(3,368)	(101,997)
Forward foreign currency contracts, foreign currencies and translation of other assets and liabilities denominated in foreign currencies	—	—	—	1,007
Swap contracts	—	—	—	324
Net Assets	$1,266,273	$58,580	$183,920	$3,002,607

Institutional Class Shares:
Net Assets ($Dollars)	$—	$31,879,500	$4,527,650	$—
Total shares outstanding at end of year	—	4,101,781	178,717	—
Net asset value, offering and redemption price per share
(net assets ÷ shares outstanding)	$—	$7.77	$25.33	$—

Class N Shares:
Net Assets ($Dollars)	$754,818,951	$14,174,275	$179,392,296	$3,002,607,076
Total shares outstanding at end of year	71,425,670	1,823,577	7,081,414	121,468,493
Net asset value, offering and redemption price per share
(net assets ÷ shares outstanding)	$10.57	$7.77	$25.33	$24.72

Servicing Class Shares:
Net Assets ($Dollars)	$511,454,228	$12,526,089	$—	$—
Total shares outstanding at end of year	48,374,255	1,612,413	—	—
Net asset value, offering and redemption price per share
(net assets ÷ shares outstanding)	$10.57	$7.77	$—	$—

(1)	Cost of foreign currency $7,345 (000).

Amounts designated as “—” are either $0 or have been rounded to $0.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 127

statements of assets and liabilities (000)
September 30, 2018

	City National Rochdale Dividend & Income Fund	City National Rochdale U.S. Core Equity Fund
ASSETS:
Cost of securities	$187,209	$197,916
Investments in securities, at value	$238,743	$301,262
Dividend and interest receivable	647	127
Foreign tax reclaim receivable	21	4
Receivable for capital shares sold	338	527
Prepaid expenses	5	5
Total Assets	$239,754	$301,925

LIABILITIES:
Payable for capital shares redeemed	$69	$529
Investment advisory fees payable	101	99
Shareholder servicing and distribution fees payable	100	92
Administrative fees payable	17	18
Accrued expenses	28	31
Total Liabilities	315	769
Net Assets	$239,439	$301,156

NET ASSETS:
Paid-in Capital (unlimited authorization — $0.01 par value)	$178,827	$186,193
Undistributed net investment income	212	7
Accumulated net realized gain on investments	8,866	11,610
Net unrealized appreciation on:
Investments	$51,534	$103,346
Net Assets	$239,439	$301,156

Institutional Class Shares:
Net Assets ($Dollars)	$—	$34,138
Total shares outstanding at end of year	—	1,875
Net asset value, offering and redemption price per share
(net assets ÷ shares outstanding)	$—	$18.21

Class N Shares:
Net Assets ($Dollars)	$239,438,952	$146,533,288
Total shares outstanding at end of year	6,089,322	8,135,621
Net asset value, offering and redemption price per share
(net assets ÷ shares outstanding)	$39.32	$18.01

Servicing Class Shares:
Net Assets ($Dollars)	$—	$154,589,044
Total shares outstanding at end of year	—	8,569,802
Net asset value, offering and redemption price per share
(net assets ÷ shares outstanding)	$—	$18.04

Amounts designated as “—” are either $0 or have been rounded to $0.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 128

statements of operations (000)
For the year ended September 30, 2018

	City National Rochdale Government Money Market Fund	City National Rochdale Government Bond Fund	City National Rochdale Corporate Bond Fund	City National Rochdale California Tax Exempt Bond Fund
INVESTMENT INCOME:
Dividend Income	$—	$16	$26	$19
Dividend Income from Affiliated Investments	—	—	96	23
Interest Income	71,906	1,494	3,629	1,840
Total Investment Income	71,906	1,510	3,751	1,882

EXPENSES:
Investment Advisory Fees	11,825	373	553	243
Shareholder Servicing Fees — Class N(1)	6,293	10	34	43
Shareholder Servicing Fees — Class S(1)	6,905	—	—	—
Shareholder Servicing Fees — Servicing Class	6,109	138	329	203
Administration Fees	889	178	186	178
Transfer Agent Fees	314	6	10	6
Trustee Fees	167	34	35	34
Professional Fees	227	19	21	19
Custody Fees	163	3	4	4
Registration Fees	212	5	6	4
Printing Fees	143	2	4	3
Insurance and Other Expenses	238	14	44	29
Total Expenses	33,485	782	1,226	766
Recovery of Investment Advisory Fees Previously Waived(2)	3,188	—	—	—
Less, Waivers and/or Expense Reimbursements
Investment Advisory Fees	(3,194)	(175)	(159)	(177)
Shareholder Servicing Fees - Class S(1)	(753)	—	—	—
Shareholder Servicing Fees - Servicing Class	(2,265)	—	—	—
Net Expenses	30,461	607	1,067	589

Net Investment Income	41,445	903	2,684	1,293
Net Realized Gain (Loss) from:
Investments	—	(570)	(30)	(95)
Affiliated Investments	—	—	—	3
Net Change in Unrealized Depreciation on:
Investments	—	(1,246)	(2,885)	(1,745)
Affiliated Investments	—	—	(123)	(15)
Net Increase (Decrease) in Net Assets Resulting from Operations	$41,445	$(913)	$(354)	$(559)

(1)	Includes class specific distribution expenses.
(2)	See Note 5 for advisory fees recovered.

Amounts designated as “—” are either $0 or have been rounded to $0.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 129

statements of operations (000)/ consolidated statement of operations (000)
For the year ended September 30, 2018

	City National Rochdale Municipal High Income Fund	City National Rochdale High Yield Bond Fund	City National Rochdale Intermediate Fixed Income Fund	City National Rochdale Fixed Income Opportunities Fund
INVESTMENT INCOME:
Dividend Income	$575	$—	$267	$240
Interest Income	59,710	4,358	6,218	168,264
Less: Foreign Taxes Withheld	—	—	—	(456)
Total Investment Income	60,285	4,358	6,485	168,048

EXPENSES:
Investment Advisory Fees	6,240	412	877	14,662
Shareholder Servicing Fees — Class N(1)	3,668	80	1,073	14,613
Shareholder Servicing Fees — Servicing Class	1,286	36	—	—
Administration Fees	331	175	199	705
Transfer Agent Fees	87	5	15	205
Trustee Fees	69	33	38	123
Professional Fees	75	17	24	399
Custody Fees	48	9	7	687
Registration Fees	53	4	13	121
Printing Fees	41	2	7	95
Insurance and Other Expenses	210	50	31	388
Total Expenses	12,108	823	2,284	31,998
Less, Waivers of:
Investment Advisory Fees	—	—	(93)	—
Net Expenses	12,108	823	2,191	31,998

Net Investment Income	48,177	3,535	4,294	136,050
Net Realized Gain (Loss) from:
Investments	869	(465)	(1,400)	7,004
Swap Contracts	—	—	—	392
Forward Foreign Currency Contracts	—	54	—	12,699
Foreign Currency Transactions	—	24	—	(85)
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(26,926)	(2,162)	(5,755)	(126,427)
Forward Foreign Currency Contracts	—	3	—	(537)
Foreign Currency Translations	—	(1)	—	66
Swap Contracts	—	—	—	324
Net Increase (Decrease) in Net Assets Resulting from Operations	$22,120	$988	$(2,861)	$29,486

(1)	Includes class specific distribution expenses.

Amounts designated as “—” are either $0 or have been rounded to $0.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 130

statements of operations (000)
For the year ended September 30, 2018

	City National Rochdale Dividend & Income Fund	City National Rochdale U.S. Core Equity Fund
INVESTMENT INCOME:
Dividend Income	$9,702	$4,361
Interest Income	10	—
Less: Foreign Taxes Withheld	—	(17)
Total Investment Income	9,712	4,344

EXPENSES:
Investment Advisory Fees	1,242	1,133
Shareholder Servicing Fees — Class N(1)	1,235	695
Shareholder Servicing Fees — Servicing Class(1)	—	360
Administration Fees	203	209
Transfer Agent Fees	17	20
Trustee Fees	39	40
Professional Fees	26	28
Custody Fees	10	11
Registration Fees	11	12
Printing Fees	8	10
Interest Expense	2	—
Insurance and Other Expenses	20	21
Total Expenses	2,813	2,539
Net Expenses	2,813	2,539

Net Investment Income	6,899	1,805
Net Realized Gain from:
Investments	7,016	14,421
Net Change in Unrealized Appreciation (Depreciation) on:
Investments	(6,601)	28,351
Net Increase in Net Assets Resulting from Operations	$7,314	$44,577

(1)	Includes class specific distribution expenses.

Amounts designated as “—” are either $0 or have been rounded to $0.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 131

statements of changes in net assets (000)
For the years ended September 30,

	City National Rochdale Government Money Market Fund		City National Rochdale Government Bond Fund
	2018	2017	2018	2017
OPERATIONS:
Net Investment Income	$41,445	$4,927	$903	$1,017
Net Realized Gain (Loss) from Investments and Affiliated Investments	—	7	(570)	170
Net Change in Unrealized Appreciation (Depreciation) on Investments and Affiliated Investments	—	—	(1,246)	(1,758)
Net Increase (Decrease) in Net Assets Resulting from Operations	41,445	4,934	(913)	(571)

DIVIDENDS AND DISTRIBUTIONS FROM:
Net Investment Income:
Institutional Class	—	—	(386)	(518)
Class N	(7,842)	(1,583)	(16)	(9)
Class S	(6,152)	(555)	—	—
Servicing Class	(27,451)	(2,789)	(593)	(571)
Realized Capital Gains:
Institutional Class	—	—	(25)	(42)
Class N	—	—	(1)	(1)
Servicing Class	—	—	(34)	(52)
Total Dividends and Distributions	(41,445)	(4,927)	(1,055)	(1,193)

CAPITAL SHARE TRANSACTIONS:(1)
Institutional Class:
Shares Issued	—	—	3,292	7,014
Shares Issued in Lieu of Dividends and Distributions	—	—	382	557
Shares Redeemed	—	—	(42,896)	(32,811)
Decrease in Net Assets from Institutional Class Share Transactions	—	—	(39,222)	(25,240)

Class N:
Shares Issued	3,371,578	4,345,705	413	1,013
Shares Issued in Lieu of Dividends and Distributions	4,584	1,332	12	6
Shares Redeemed	(3,480,575)	(7,118,824)	(146)	(711)
Increase (Decrease) in Net Assets from Class N Share Transactions	(104,413)	(2,771,787)	279	308

Class S:
Shares Issued	2,843,388	2,288,322	—	—
Shares Issued in Lieu of Dividends and Distributions	—	—	—	—
Shares Redeemed	(2,614,166)	(2,330,002)	—	—
Increase (Decrease) in Net Assets from Class S Share Transactions	229,222	(41,680)	—	—

Servicing Class:
Shares Issued	7,234,103	4,547,446	13,288	18,242
Shares Issued in Lieu of Dividends and Distributions	19,753	1,557	86	254
Shares Redeemed	(6,612,833)	(3,229,008)	(15,375)	(43,816)
Increase (Decrease) in Net Assets from Servicing Class Share Transactions	641,023	1,319,995	(2,001)	(25,320)

Net Increase (Decrease) in Net Assets from Share Transactions	765,832	(1,493,472)	(40,944)	(50,252)
Total Increase (Decrease) in Net Assets	765,832	(1,493,465)	(42,912)	(52,016)

NET ASSETS:
Beginning of Year	4,242,213	5,735,678	98,642	150,658
End of Year	$5,008,045	$4,242,213	$55,730	$98,642
Undistributed (Distributions in excess of) net investment income	$—	$—	$(4)	$29

(1)	See Note 9 for shares issued and redeemed.

Amounts designated as “—” are either $0 or have been rounded to $0.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 132

City National Rochdale Corporate Bond Fund		City National Rochdale California Tax Exempt Bond Fund		City National Rochdale Municipal High Income Fund
2018	2017	2018	2017	2018	2017

$2,684	$2,346	$1,293	$1,260	$48,177	$41,169
(30)	117	(92)	(285)	869	(14,443)
(3,008)	(1,287)	(1,760)	(811)	(26,926)	(21,106)
(354)	1,176	(559)	164	22,120	5,620

—	—	—	—	—	—
(115)	(76)	(103)	(97)	(25,667)	(22,943)
—	—	—	—	—	—
(2,523)	(2,271)	(1,193)	(1,164)	(19,274)	(17,313)

—	—	—	—	—	—
—	—	—	(47)	—	—
—	—	—	(540)	—	—
(2,638)	(2,347)	(1,296)	(1,848)	(44,941)	(40,256)

—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—

2,968	2,779	3,997	5,211	208,070	272,975
81	47	51	87	14,971	13,377
(1,468)	(950)	(5,451)	(3,295)	(141,682)	(174,843)
1,581	1,876	(1,403)	2,003	81,359	111,509

—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—
—	—	—	—	—	—

27,406	34,383	20,209	24,846	110,964	161,767
282	226	191	245	2,810	2,061
(23,783)	(26,711)	(20,331)	(33,769)	(82,056)	(103,735)
3,905	7,898	69	(8,678)	31,718	60,093

5,486	9,774	(1,334)	(6,675)	113,077	171,602
2,494	8,603	(3,189)	(8,359)	90,256	136,966

137,103	128,500	89,779	98,138	1,176,017	1,039,051
$139,597	$137,103	$86,590	$89,779	$1,266,273	$1,176,017
$50	$4	$1	$4	$2,120	$1,697

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 133

statements of changes in net assets/ consolidated statements of changes in net assets (000)
For the years ended September 30,

	City National Rochdale High Yield Bond Fund		City National Rochdale Intermediate Fixed Income Fund
	2018	2017	2018	2017
OPERATIONS:
Net Investment Income	$3,535	$3,984	$4,294	$4,984
Net Realized Gain (Loss) from:
Investments, Purchased Options and Swap Contracts	(465)	595	(1,400)	787
Forward Foreign Currency Contracts and Foreign Currency Transactions	78	(41)	—	—
Net Change in Unrealized Appreciation (Depreciation) on:
Investments, Purchased Options and Swap Contracts	(2,162)	1,715	(5,755)	(4,620)
Forward Foreign Currency Contracts and Foreign Currency Translations	2	(9)	—	—
Net Increase (Decrease) in Net Assets Resulting from Operations	988	6,244	(2,861)	1,151

DIVIDENDS AND DISTRIBUTIONS FROM:
Net Investment Income:
Institutional Class	(2,096)	(2,085)	(116)	(109)
Class N	(781)	(841)	(4,268)	(4,851)
Servicing Class	(737)	(866)	—	—
Realized Capital Gains:
Institutional Class	—	—	—	—
Class N	—	—	—	—
Servicing Class	—	—	—	—
Total Dividends and Distributions	(3,614)	(3,792)	(4,384)	(4,960)

CAPITAL SHARE TRANSACTIONS:(1)
Institutional Class:
Shares Issued	5,469	6,135	1,314	549
Shares Issued in Lieu of Dividends and Distributions	2,070	2,071	58	56
Shares Redeemed	(14,890)	(9,514)	(1,276)	(3,145)
Increase (Decrease) in Net Assets from Institutional Class Share Transactions	(7,351)	(1,308)	96	(2,540)

Class N:
Shares Issued	2,286	3,545	31,177	46,407
Shares Issued in Lieu of Dividends and Distributions	441	436	4,083	4,533
Shares Redeemed	(4,632)	(6,360)	(90,671)	(58,443)
Increase (Decrease) in Net Assets from Class N Share Transactions	(1,905)	(2,379)	(55,411)	(7,503)

Servicing Class:
Shares Issued	485	4,197	—	—
Shares Issued in Lieu of Dividends and Distributions	151	232	—	—
Shares Redeemed	(4,121)	(7,082)	—	—
Increase (Decrease) in Net Assets from Servicing Class Share Transactions	(3,485)	(2,653)	—	—
Net Increase (Decrease) in Net Assets from Share Transactions	(12,741)	(6,340)	(55,315)	(10,043)
Total Increase (Decrease) in Net Assets	(15,367)	(3,888)	(62,560)	(13,852)

NET ASSETS:
Beginning of Year	73,947	77,835	246,480	260,332
End of Year	$58,580	$73,947	$183,920	$246,480
Undistributed (Distributions in excess of) net investment income	$29	$69	$78	$94

(1)	See Note 9 for shares issued and redeemed.

Amounts designated as “—” are either $0 or have been rounded to $0.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 134

City National Rochdale Fixed Income Opportunities Fund		City National Rochdale Dividend & Income Fund		City National Rochdale U.S. Core Equity Fund
2018	2017	2018	2017	2018	2017

$136,050	$122,870	$6,899	$5,704	$1,805	$1,933

7,396	51,517	7,016	7,992	14,421	1,991
12,614	(15,463)	—	—	—	—

(126,103)	26,067	(6,601)	(2,636)	28,351	37,144
(471)	1,555	—	—	—	—
29,486	186,546	7,314	11,060	44,577	41,068

—	—	—	—	—	—
(157,669)	(145,340)	(7,003)	(6,846)	(748)	(810)
—	—	—	—	(1,127)	(1,099)

—	—	—	—	—	(1)
—	—	(7,390)	—	(1,749)	(4,736)
—	—	—	—	(1,798)	(4,806)
(157,669)	(145,340)	(14,393)	(6,846)	(5,422)	(11,452)

—	—	—	—	20	—
—	—	—	—	1	1
—	—	—	—	(7)	—
—	—	—	—	14	1

822,435	810,702	45,008	70,855	22,630	17,564
117,125	107,788	9,289	4,498	2,145	4,871
(549,018)	(382,028)	(60,988)	(63,315)	(24,482)	(18,854)
390,542	536,462	(6,691)	12,038	293	3,581

—	—	—	—	26,723	27,687
—	—	—	—	175	303
—	—	—	—	(22,679)	(23,547)
—	—	—	—	4,219	4,443
390,542	536,462	(6,691)	12,038	4,526	8,025
262,359	577,668	(13,770)	16,252	43,681	37,641

2,740,248	2,162,580	253,209	236,957	257,475	219,834
$3,002,607	$2,740,248	$239,439	$253,209	$301,156	$257,475
$(87,474)	$(76,057)	$212	$(14)	$7	$68

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 135

consolidated statement of cash flows (000)
For the year ended September 30, 2018

City National Rochdale Fixed Income Opportunities Fund
CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets resulting from operations	$29,486
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchase of investment securities	(6,778,544)
Proceeds from disposition of investment securities	6,426,413
Amortization (accretion of market discount)	(4,215)
Premium payments	(17,981)
Net realized gain on investments	(7,004)
Net change in unrealized depreciation on investments	126,427

Changes in assets:
Variation margin	(257)
Dividend and interest receivable	(2,222)
Foreign tax reclaim receivable	(51)
Unrealized gain on forward foreign currency contracts	(1,832)
Unrealized gain on spot contracts	(61)
Prepaid expenses	(12)

Changes in liabilities:
Unrealized loss on forward foreign currency contracts	2,369
Unrealized loss on spot contracts	75
Investment advisory fees payable	62
Shareholder servicing and distribution fees payable	106
Administrative fees payable	6
Accrued expenses	50
Net Cash Used in Operating Activities	(227,185)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares issued	821,803
Cost of shares redeemed	(547,190)
Distributions	(40,544)
Net cash provided by financing activities	234,069
Net change in cash	6,884
Cash at beginning of year	5,440
Cash at end of year	$12,324

NON-CASH FINANCING ACTIVITIES:
Reinvestments of dividends and distributions	$117,125

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 136

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CITY NATIONAL ROCHDALE FUNDS | PAGE 137

financial highlights
For a Share Outstanding Throughout Each Period For the year ended September 30,

	Net Asset Value Beginning of Period	Net Investment Income†		Net Realized and Unrealized Gains (Losses) on Securities†		Dividends from Net Investment Income	Distributions from Realized Capital Gains	Net Asset Value End of Period	Total Return‡	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets(1)	Ratio of Net Investment Income to Average Net Assets(1)	Ratio of Expenses to Average Net Assets (Excluding Waivers & Recovered Fees)	Portfolio Turnover Rate
City National Rochdale Government Money Market Fund
Class N (commenced operations on June 21, 1999)
2018	$1.00	$0.007		$0.000	*	$(0.007)	$—	$1.00	0.71%	$994,591	0.88%	0.69%	0.86%	—%
2017	1.00	0.001		0.000	*	(0.001)	—	1.00	0.06	1,099,005	0.60	0.05	0.86	—
2016	1.00	0.000	*	0.000	*	(0.000)*	—	1.00	0.02	3,870,786	0.30	0.02	0.86	—
2015	1.00	0.000	*	0.000	*	(0.000)*	—	1.00	0.01	2,958,782	0.10	0.01	0.87	—
2014	1.00	0.000	*	0.000	*	(0.000)*	—	1.00	0.01	3,174,351	0.08	0.01	0.88	—
Class S (commenced operations on October 6, 1999)
2018	$1.00	$0.006		$0.000	*	$(0.006)	$—	$1.00	0.62%	$1,070,474	0.95%	0.64%	1.03%	—%
2017	1.00	0.001		0.000	*	(0.001)	—	1.00	0.06	841,246	0.67	0.06	1.06	—
2016	1.00	0.000	*	0.000	*	(0.000)*	—	1.00	0.02	882,925	0.31	0.02	1.06	—
2015	1.00	0.000	*	0.000	*	(0.000)*	—	1.00	0.01	668,183	0.10	0.01	1.07	—
2014	1.00	0.000	*	0.000	*	(0.000)*	—	1.00	0.01	705,932	0.08	0.01	1.08	—
Servicing Class (commenced operations on April 3, 2000)
2018	$1.00	$0.011		$0.000	*	$(0.011)	$—	$1.00	1.11%	$2,942,980	0.46%	1.12%	0.56%	—%
2017	1.00	0.002		0.000	*	(0.002)	—	1.00	0.17	2,301,962	0.53	0.24	0.56	—
2016	1.00	0.000	*	0.000	*	(0.000)*	—	1.00	0.02	981,967	0.31	0.02	0.56	—
2015	1.00	0.000	*	0.000	*	(0.000)*	—	1.00	0.01	308,591	0.10	0.01	0.57	—
2014	1.00	0.000	*	0.000	*	(0.000)*	—	1.00	0.01	211,958	0.08	0.01	0.58	—
City National Rochdale Government Bond Fund
Institutional Class (commenced operations on February 1, 2012)
2018	$10.48	$0.12		$(0.19)		$(0.15)	$(0.01)	$10.25	(0.67)%	$—	0.53%	1.20%	0.70%	14%
2017	10.61	0.10		(0.12)		(0.10)	(0.01)	10.48	(0.18)	39,988	0.53	0.90	0.63	55
2016	10.59	0.09		0.02		(0.09)	—	10.61	1.09	66,021	0.53	0.84	0.58	37
2015	10.49	0.06		0.10		(0.06)	—	10.59	1.55	58,301	0.53	0.59	0.57	37
2014	10.47	0.06		0.02		(0.06)	—	10.49	0.80	56,722	0.53	0.59	0.57	59
Class N (commenced operations on April 13, 2000)
2018	$10.49	$0.07		$(0.19)		$(0.09)	$(0.01)	$10.27	(1.21)%	$1,984	1.03%	0.72%	1.25%	14%
2017	10.62	0.05		(0.12)		(0.05)	(0.01)	10.49	(0.68)	1,743	1.03	0.43	1.13	55
2016	10.60	0.03		0.03		(0.04)	—	10.62	0.58	1,453	1.03	0.33	1.08	37
2015	10.51	0.01		0.09		(0.01)	—	10.60	0.95	1,895	1.03	0.08	1.07	37
2014	10.49	0.01		0.02		(0.01)	—	10.51	0.29	2,027	1.03	0.10	1.07	59
Servicing Class (commenced operations on January 14, 2000)
2018	$10.48	$0.10		$(0.20)		$(0.11)	$(0.01)	$10.26	(0.98)%	$53,746	0.78%	0.97%	1.00%	14%
2017	10.60	0.07		(0.10)		(0.08)	(0.01)	10.48	(0.34)	56,911	0.78	0.68	0.88	55
2016	10.58	0.06		0.03		(0.07)	—	10.60	0.84	83,184	0.78	0.59	0.83	37
2015	10.49	0.04		0.09		(0.04)	—	10.58	1.21	90,624	0.78	0.33	0.82	37
2014	10.47	0.04		0.02		(0.04)	—	10.49	0.54	113,485	0.78	0.34	0.82	59
City National Rochdale Corporate Bond Fund
Class N (commenced operations on April 13, 2000)
2018	$10.43	$0.18		$(0.24)		$(0.17)	$—	$10.20	(0.55)%	$7,065	1.01%	1.72%	1.12%	29%
2017	10.52	0.16		(0.09)		(0.16)	—	10.43	0.68	5,626	1.01	1.53	1.13	26
2016	10.45	0.16		0.08		(0.15)	(0.02)	10.52	2.39	3,783	1.01	1.52	1.09	30
2015	10.67	0.15		(0.14)		(0.15)	(0.08)	10.45	0.14	4,411	1.01	1.42	1.07	32
2014	10.71	0.14		0.03		(0.14)	(0.07)	10.67	1.64	4,008	1.01	1.32	1.07	37
Servicing Class (commenced operations on January 14, 2000)
2018	$10.41	$0.20		$(0.22)		$(0.20)	$—	$10.19	(0.22)%	$132,532	0.76%	1.95%	0.87%	29%
2017	10.51	0.19		(0.10)		(0.19)	—	10.41	0.84	131,477	0.76	1.79	0.88	26
2016	10.44	0.18		0.09		(0.18)	(0.02)	10.51	2.69	124,717	0.76	1.75	0.84	30
2015	10.66	0.18		(0.14)		(0.18)	(0.08)	10.44	0.39	131,394	0.76	1.67	0.82	32
2014	10.70	0.17		0.03		(0.17)	(0.07)	10.66	1.89	142,766	0.76	1.57	0.82	37

*	Amount represents less than $0.001.
†	Per share calculations are based on Average Shares outstanding throughout the period.
‡

Returns are for the period indicated and have not been annualized. Fee waivers are in effect; if they had not been in effect, performance would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(1)	Ratio includes waivers and previously waived investment advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.

Amounts designated as “—” are either $0 or have been rounded to $0.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 138

	Net Asset Value Beginning of Period	Net Investment Income†	Net Realized and Unrealized Gains (Losses) on Securities†	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Net Asset Value End of Period	Total Return‡	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets(1)	Ratio of Net Investment Income to Average Net Assets(1)	Ratio of Expenses to Average Net Assets (Excluding Waivers & Recovered Fees)(1)	Portfolio Turnover Rate‡
City National Rochdale California Tax Exempt Bond Fund
Class N (commenced operations on April 13, 2000)
2018	$10.64	$0.13	$(0.21)	$(0.13)	$—	$10.43	(0.78)%	$7,760	0.88%	1.21%	1.08%	26%
2017	10.82	0.12	(0.12)	(0.12)	(0.06)	10.64	0.05	9,344	0.88	1.11	1.05	45
2016	10.71	0.12	0.11	(0.12)	— ^^	10.82	2.20	7,444	0.88	1.14	0.99	25
2015	10.74	0.12	0.02	(0.12)	(0.05)	10.71	1.30	11,386	0.88	1.10	1.00	10
2014	10.54	0.13	0.22	(0.13)	(0.02)	10.74	3.31	10,955	0.88	1.17	1.02	36
Servicing Class (commenced operations on January 14, 2000)
2018	$10.61	$0.15	$(0.21)	$(0.15)	$—	$10.40	(0.53)%	$78,830	0.63%	1.46%	0.83%	26%
2017	10.79	0.14	(0.12)	(0.14)	(0.06)	10.61	0.31	80,435	0.63	1.36	0.80	45
2016	10.68	0.15	0.11	(0.15)	— ^^	10.79	2.48	90,694	0.63	1.39	0.74	25
2015	10.71	0.14	0.03	(0.15)	(0.05)	10.68	1.56	86,507	0.63	1.36	0.75	10
2014	10.51	0.15	0.22	(0.15)	(0.02)	10.71	3.58	70,698	0.63	1.43	0.77	36
City National Rochdale Municipal High Income Fund
Class N (commenced operations on December 30, 2013)
2018	$10.76	$0.40	$(0.22)	$(0.37)	$—	$10.57	1.73%	$754,819	1.07%	3.76%	1.07%	24%
2017	11.14	0.38	(0.38)	(0.38)	—	10.76	0.16	686,922	1.07	3.62	1.07	50
2016	10.67	0.41	0.46	(0.40)	— ^^	11.14	8.34	595,221	1.04	3.76	1.04	28
2015	10.71	0.41	(0.04)	(0.41)	—	10.67	3.55	382,461	1.04	3.85	1.03	2
2014	10.00	0.32	0.71	(0.32)	—	10.71	10.38	201,200	1.08 (2)	4.02 (2)	1.08 (2)	1
Servicing Class (commenced operations on December 30, 2013)
2018	$10.77	$0.43	$(0.23)	$(0.40)	$—	$10.57	1.89%	$511,454	0.82%	4.01%	0.82%	24%
2017	11.14	0.41	(0.37)	(0.41)	—	10.77	0.50	489,095	0.83	3.87	0.83	50
2016	10.68	0.44	0.45	(0.43)	— ^^	11.14	8.50	443,830	0.79	4.01	0.79	28
2015	10.72	0.44	(0.04)	(0.44)	—	10.68	3.81	317,201	0.79	4.10	0.79	2
2014	10.00	0.34	0.72	(0.34)	—	10.72	10.68	220,851	0.83 (2)	4.27 (2)	0.84 (2)	1
City National Rochdale High Yield Bond Fund
Institutional Class (commenced operations on February 2, 2012)
2018	$8.06	$0.42	$(0.28)	$(0.43)	$—	$7.77	1.79%	$31,880	1.04%	5.32%	1.04%	44%
2017	7.80	0.43	0.24	(0.41)	—	8.06	8.82	40,698	0.96	5.46	0.96	59
2016	7.58	0.47	0.24	(0.49)	—	7.80	9.88	40,701	0.83	6.39	0.89	69
2015	8.76	0.49	(0.77)	(0.49)	(0.41)	7.58	(3.47)	38,274	0.70	5.94	0.83	77
2014	8.59	0.53	0.19	(0.53)	(0.02)	8.76	8.49	40,639	0.70	5.98	0.78	59
Class N (commenced operations on January 14, 2000)
2018	$8.06	$0.38	$(0.28)	$(0.39)	$—	$7.77	1.28%	$14,174	1.54%	4.81%	1.54%	44%
2017	7.80	0.39	0.24	(0.37)	—	8.06	8.28	16,705	1.46	4.95	1.46	59
2016	7.58	0.45	0.23	(0.46)	—	7.80	9.44	18,513	1.23	6.02	1.30	69
2015	8.76	0.44	(0.76)	(0.45)	(0.41)	7.58	(3.94)	21,063	1.20	5.43	1.33	77
2014	8.59	0.49	0.18	(0.48)	(0.02)	8.76	7.95	26,166	1.20	5.49	1.28	59
Servicing Class (commenced operations on January 14, 2000)
2018	$8.05	$0.40	$(0.27)	$(0.41)	$—	$7.77	1.65%	$12,526	1.29%	5.06%	1.29%	44%
2017	7.80	0.41	0.23	(0.39)	—	8.05	8.42	16,544	1.21	5.21	1.21	59
2016	7.58	0.46	0.23	(0.47)	—	7.80	9.61	18,621	1.07	6.16	1.14	69
2015	8.76	0.47	(0.77)	(0.47)	(0.41)	7.58	(3.71)	27,174	0.95	5.67	1.08	77
2014	8.59	0.51	0.19	(0.51)	(0.02)	8.76	8.22	43,974	0.95	5.83	1.02	59
City National Rochdale Intermediate Fixed Income Fund
Institutional Class (commenced operations on December 20, 2013)
2018	$26.18	$0.63	$(0.81)	$(0.67)	$—	$25.33	(0.70)%	$4,528	0.51%	2.45%	0.55%	30%
2017	26.56	0.64	(0.38)	(0.64)	—	26.18	1.02	4,589	0.51	2.43	0.53	20
2016	26.12	0.63	0.45	(0.64)	—	26.56	4.20	7,249	0.51	2.38	0.51	25
2015	26.23	0.60	(0.11)	(0.60)	—	26.12	1.87	15,574	0.51	2.29	0.53	21
2014	25.89	0.53	0.33	(0.52)	—	26.23	3.35	8,784	0.51	2.57	0.52	28
Class N (commenced operations on December 31, 1999)
2018	$26.17	$0.50	$(0.81)	$(0.53)	$—	$25.33	(1.18)%	$179,392	1.01%	1.95%	1.05%	30%
2017	26.56	0.51	(0.39)	(0.51)	—	26.17	0.48	241,891	1.01	1.95	1.03	20
2016	26.11	0.50	0.46	(0.51)	—	26.56	3.72	253,083	1.01	1.90	1.01	25
2015	26.23	0.47	(0.12)	(0.47)	—	26.11	1.34	255,013	1.01	1.79	1.03	21
2014	25.89	0.57	0.34	(0.57)	—	26.23	3.54	204,264	1.01	2.17	1.04	28

†	Per share calculations are based on Average Shares outstanding throughout the period.
‡

Returns and Portfolio Turnover Rates are for the period indicated and have not been annualized. Fee waivers are in effect; if they had not been in effect, performance would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

^^	Amount represents less than $0.01.
(1)	Ratio includes waivers and previously waived investment advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.
(2)	Annualized for periods less than one year.

Amounts designated as “—” are either $0 or have been rounded to $0.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 139

financial highlights/consolidated financial highlights
For a Share Outstanding Throughout Each Period For the year or period ended September 30,

	Net Asset Value Beginning of Period	Net Investment Income†	Net Realized and Unrealized Gains (Losses) on Securities†	Redemption Fees	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Return of Capital	Net Asset Value End of Period	Total Return‡	Net Assets End of Period (000)	Ratio of Expenses to Average Net Assets(1)		Ratio of Net Investment Income to Average Net Assets(1)	Ratio of Expenses to Average Net Assets (Excluding Waivers & Recovered Fees)		Portfolio Turnover Rate
City National Rochdale Fixed Income Opportunities Fund
Class N (commenced operations on July 1, 2009)
2018	$25.81	$1.19	$(0.92)	$—	$(1.36)	$—	$—	$24.72	1.09%	$3,002,607	1.09	%(6)	4.65%	1.09	%(6)	162%
2017	25.36	1.30	0.67	—	(1.52)	—	—	25.81	7.99	2,740,248	1.10	(5)	5.04	1.09	(5)	140
2016	25.22	1.28	0.65	—	(1.79)	—	—	25.36	8.04	2,162,580	1.10	(4)	5.15	1.10	(4)	124
2015	27.19	1.34	(1.59)	—	(1.60)	(0.12)	—	25.22	(0.88)	1,641,954	1.10	(3)	5.08	1.12	(3)	73
2014	26.83	1.28	0.38	—	(1.17)	(0.13)	—	27.19	6.20	1,391,497	1.11	(2)	4.65	1.12	(2)	82
City National Rochdale Dividend & Income Fund
Class N (commenced operations on June 1, 1999)
2018	$40.40	$1.10	$0.12	$—	$(1.12)	$(1.18)	$—	$39.32	3.10%	$239,439	1.14%		2.79%	1.14%		10%
2017	39.68	0.94	0.90	—	(1.12)	—	—	40.40	4.66	253,209	1.13		2.33	1.13		15
2016	34.22	0.94	5.67	—	(0.97)	(0.03)	(0.15)	39.68	19.50	236,957	1.11		2.49	1.12		5
2015	35.08	0.94	(0.72)	—	(1.08)	—	—	34.22	0.53	187,685	1.11		2.60	1.13		13
2014	32.25	0.95	2.96	—	(1.08)	—	—	35.08	12.20	172,917	1.09		2.74	1.14		16
City National Rochdale U.S. Core Equity Fund
Institutional Class (commenced operations on December 3, 2012)
2018	$15.83	$0.17	$2.60	$—	$(0.18)	$(0.21)	$—	$18.21	17.71%	$34	0.52%		0.97%	0.52%		18%
2017	14.00	0.17	2.43	—	(0.17)	(0.60)	—	15.83	19.40	17	0.53		1.19	0.53		25
2016	13.04	0.13	1.07	—	(0.15)	(0.09)	—	14.00	9.25	14	0.52		0.93	0.52		31
2015	14.21	0.11	0.13	—	(0.10)	(1.31)	—	13.04	1.79	6,870	0.52		0.79	0.52		32
2014	12.13	0.08	2.30	—	(0.08)	(0.22)	—	14.21	19.86	6,759	0.53		0.59	0.53		60
Class N (commenced operations on December 3, 2012)
2018	$15.66	$0.09	$2.56	$—	$(0.09)	$(0.21)	$—	$18.01	17.12%	$146,533	1.02%		0.51%	1.02%		18%
2017	13.86	0.10	2.40	—	(0.10)	(0.60)	—	15.66	18.81	127,086	1.03		0.70	1.03		25
2016	12.92	0.08	1.03	—	(0.08)	(0.09)	—	13.86	8.63	108,807	1.02		0.58	1.02		31
2015	14.09	0.04	0.14	—	(0.04)	(1.31)	—	12.92	1.31	102,753	1.02		0.29	1.02		32
2014	12.08	0.01	2.23	—	(0.01)	(0.22)	—	14.09	18.80	97,205	1.03		0.09	1.04		60
Servicing Class (commenced operations on December 3, 2012)
2018	$15.69	$0.13	$2.56	$—	$(0.13)	$(0.21)	$—	$18.04	17.38%	$154,589	0.77%		0.76%	0.77%		18%
2017	13.88	0.14	2.40	—	(0.13)	(0.60)	—	15.69	19.14	130,372	0.78		0.95	0.78		25
2016	12.93	0.11	1.04	—	(0.11)	(0.09)	—	13.88	8.97	111,013	0.77		0.83	0.77		31
2015	14.11	0.07	0.13	—	(0.07)	(1.31)	—	12.93	1.48	104,220	0.77		0.54	0.77		32
2014	12.09	0.05	2.24	—	(0.05)	(0.22)	—	14.11	19.15	103,246	0.78		0.34	0.79		60

†	Per share calculations are based on Average Shares outstanding throughout the period.
‡

Returns are for the period indicated and have not been annualized. Fee waivers are in effect; if they had not been in effect, performance would have been lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares..

(1)	Ratio includes waivers and previously waived investment advisory fees recovered. The impact of the recovered fees may cause a higher net expense ratio.
(2)	The expense ratio includes acquired fund fee expenses from the investment in the Subsidiary. Had this expense been excluded, the ratios would have been 1.09% and 1.10%, respectively.
(3)	The expense ratio includes acquired fund fee expenses from the investment in the Subsidiary. Had this expense been excluded, the ratios would have been 1.09% and 1.11%, respectively
(4)	The expense ratio includes acquired fund fee expenses from the investment in the Subsidiary. Had this expense been excluded, the ratios would have been 1.09% and 1.09%, respectively.
(5)	The expense ratio includes acquired fund fee expenses from the investment in the Subsidiary. Had this expense been excluded, the ratios would have been 1.09% and 1.08%, respectively.
(6)	The expense ratio includes acquired fund fee expenses from the investment in the Subsidiary. Had this expense been excluded, the ratios would have been 1.09% and 1.09%, respectively.

Amounts designated as “—” are either $0 or have been rounded to $0.

See accompanying notes to financial statements.

CITY NATIONAL ROCHDALE FUNDS | PAGE 140

notes to financial statements/ consolidated notes to financial statements
September 30, 2018

1.	ORGANIZATION:

City National Rochdale Funds, a Delaware statutory trust (the “Trust”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company currently offering the following 10 series (each a “Fund” and collectively, the “Funds”): City National Rochdale Government Money Market Fund (“Government Money Market Fund”); City National Rochdale Government Bond Fund (“Government Bond Fund”), City National Rochdale Corporate Bond Fund (“Corporate Bond Fund”), City National Rochdale California Tax Exempt Bond Fund (“California Tax Exempt Bond Fund”), City National Rochdale Municipal High Income Fund (“Municipal High Income Fund”), City National Rochdale High Yield Bond Fund (“High Yield Bond Fund”), City National Rochdale Intermediate Fixed Income Fund (“Intermediate Fixed Income Fund”), and City National Rochdale Fixed Income Opportunities Fund (“Fixed Income Opportunities Fund”) (collectively, the “Fixed Income Funds”); and City National Rochdale Dividend & Income Fund (“Dividend & Income Fund”) and City National Rochdale U.S. Core Equity Fund (“U.S. Core Equity Fund”) (collectively, the “Equity Funds”).

The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. Each Fund is diversified with the exception of the California Tax Exempt Bond Fund, which is non-diversified.

2.	SIGNIFICANT ACCOUNTING POLICIES:

The following is a summary of significant accounting policies followed by the Funds.

Use of Estimates – The Funds are investment companies that conform with accounting principles generally accepted in the United States of America (“GAAP”). Therefore the Funds follow the accounting and reporting guidance for investment companies. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation – Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ) are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price is used. If available, debt securities are priced based upon valuations provided by independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, if the Funds’ Fair Value Committee concludes it approximates market value after taking into account factors such as credit, liquidity and interest rate conditions as well as issuer specific factors. Investments in underlying registered investment companies are valued at their respective daily net assets in accordance with pricing procedures approved by their respective boards. The prices for foreign securities are reported in local currency and converted to U.S. Dollars using currency exchange rates. Prices for most securities held by the Funds are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Funds seek to obtain a bid price from one or more independent brokers.

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Trust’s Board of Trustees. The Funds’ Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Trust’s Board of Trustees. Some of the more common reasons that may necessitate that a security be valued using the Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when, under normal conditions, it would be open; for international securities, market events that occur after the close of the foreign markets that make closing prices not representative of fair value; or the security’s primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

Investments in life settlement policies (“Policies”) are valued using a probabilistic method, for an actuarially derived valuation approach, in order to determine the fair value of each Policy. The Fair Value Procedures recognize that the Policies are illiquid and that no market currently exists for the Policies. Under the

CITY NATIONAL ROCHDALE FUNDS | PAGE 141

notes to financial statements/ consolidated notes to financial statements
September 30, 2018

probabilistic method, two life expectancies are obtained from established life expectancy providers on the insured(s) of the Policy and an actuarial table is used to determine the probability of survival in each year going forward for the insured(s) for each of the two life expectancies. The probabilities associated with each life expectancy are then utilized, along with the premiums due and the death benefit of the Policy for each year of the Policy, to determine expected cash flows. These cash flows are then discounted at a rate that accounts for the risks associated with the Policy and various other factors. The valuations from each life expectancy are then typically averaged to obtain the desired market valuation for the investor. Life settlement policies are included in Level 3 of the fair value hierarchy.

In accordance with GAAP, the objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability, in an orderly transaction between market participants at the measurement date (an exit price). The fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

●	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

●	Level 2 — Quoted prices in inactive markets, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

●	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3, the fair value measurement of which considers several inputs, may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the year ended September 30, 2018, there have been no changes to the Funds’ fair value methodologies. For more details on the investment classifications, refer to the Schedules of Investments/Consolidated Schedule of Investments.

Security Transactions and Related Income – Security transactions are accounted for on the trade date of the security purchase or sale. Costs used in determining the net realized capital gains or losses on the sale of securities are those of the specific securities sold. Interest income is recognized on an accrual basis and dividend income is recognized on the ex-dividend date. Purchase discounts and premiums on securities held by the Funds are accreted and amortized to maturity using the scientific method, which approximates the effective interest method over the holding period of a security, except for the Government Money Market Fund, which uses a straight line basis which is not materially different from the scientific method.

Repurchase Agreements – Securities pledged as collateral for repurchase agreements are held by BNY Mellon until maturity of the repurchase agreements. Provisions of the agreements and procedures adopted by the investment adviser require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. The Funds also invest in tri-party repurchase agreements. Securities held as collateral for tri-party repurchase agreements are maintained by the broker’s custodian bank in a segregated account until maturity of the repurchase agreements. Provisions of the agreements require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default. If the counterparty defaults and the value of the collateral declines or if the counterparty enters into an insolvency proceeding, realization of the collateral by a Fund may be delayed or limited.

TBA Transactions – The Funds may engage in “to be announced” (“TBA”) security transactions. Such transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Funds record TBA securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payments for the securities purchased.

Expense Allocation – Common expenses incurred by the Funds are allocated among the Funds (i) based upon relative average daily net assets, (ii) as incurred on a specific identification basis, (iii) equally, or (iv) based upon a combination of the above, depending on the nature of the expenditure.

Classes – Class-specific expenses are borne by that class. Income, non class-specific expenses, and realized and unrealized gains/losses are allocated to the respective class on the basis of relative net asset value each day.

Dividends and Distributions to Shareholders – Dividends from net investment income are declared daily and paid to shareholders monthly for the Government Money Market Fund and Fixed Income Funds except for the Intermediate Fixed Income Fund and Fixed Income Opportunities Fund.

CITY NATIONAL ROCHDALE FUNDS | PAGE 142

Dividends from net investment income are declared and paid quarterly for the Intermediate Fixed Income Fund, Fixed Income Opportunities Fund and Equity Funds. Distributions from net realized capital gains are distributed to shareholders at least annually.

Foreign Currency – Values of investments denominated in foreign currencies are converted into U.S. Dollars using the spot market rate of exchange at the time of valuation. Purchases and sales of investments and dividend and interest income are translated into U.S. Dollars using the spot market rate of exchange prevailing on the respective dates of such transactions. The Funds do not isolate the portion of gains and losses on investments that is due to changes in the foreign exchange rates from that which is due to changes in market prices of investments. Foreign securities and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin.

Forward Foreign Currency Contracts – A forward foreign currency contract is an agreement between two parties to buy or sell a currency at a set price on a future date. Forward contracts are marked to market daily and the change in market value is recorded as an unrealized gain (loss) on forward foreign currency contracts in the Statements of Assets and Liabilities/Consolidated Statement of Assets and Liabilities. When a contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, which is included within realized gain (loss) on foreign currency transactions in the Statements of Operations/Consolidated Statement of Operations. A Fund could be at risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably.

To reduce counterparty risk with respect to over-the-counter (“OTC”) transactions, the High Yield Bond Fund and the Fixed Income Opportunities Fund have entered into master netting arrangements, established within the High Yield Bond Fund’s and the Fixed Income Opportunities Fund’s International Swaps and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the High Yield Bond Fund and the Fixed Income Opportunities Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in forward foreign currency contracts for each individual counterparty. In addition, the High Yield Bond Fund and the Fixed Income Opportunities Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the High Yield Bond Fund and/or the Fixed Income Opportunities Fund.

For financial reporting purposes, the High Yield Bond Fund and the Fixed Income Opportunities Fund do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities/Consolidated Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount of each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the High Yield Bond Fund and the Fixed Income Opportunities Fund, or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the High Yield Bond Fund and the Fixed Income Opportunities Fund, if any, is reported separately on the Statements of Assets and Liabilities/Consolidated Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the High Yield Bond Fund and the Fixed Income Opportunities Fund, if any, is noted in the Schedule of Investments/Consolidated Schedule of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has to be made. To the extent the amounts due to the High Yield Bond Fund and the Fixed Income Opportunities Fund from the Funds’ counterparties are not fully collateralized, contractually or otherwise, the High Yield Bond Fund and the Fixed Income Opportunities Fund bear the risk of loss from counterparty nonperformance.

Futures Contracts – To the extent consistent with their investment objective and strategies, certain Funds may use futures contracts for tactical hedging purposes as well as to enhance the Funds’ returns. Initial margin deposits of cash or securities are made upon entering into futures contracts. The contracts are marked to market daily and the resulting changes in value are accounted for as unrealized gains or losses. Variation margin payments are paid or received, depending upon whether unrealized gains or losses are incurred. When a contract is closed,

CITY NATIONAL ROCHDALE FUNDS | PAGE 143

notes to financial statements/ consolidated notes to financial statements
September 30, 2018

a Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the contract.

Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures contract and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a position prior to its maturity date. Third, futures contracts involve the risk that a Fund could lose more than the original margin deposit required to initiate a futures transaction.

Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities/Consolidated Statement of Assets and Liabilities. As of September 30, 2018, there were no open futures contracts.

Swap Agreements – A Fund may invest in swap agreements as a non-principal investment strategy. A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon measures such as prices, interest rates or indices. The nominal amount on which these cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, foreign currency rates, mortgage securities, corporate borrowing rates, security prices, indices or inflation rates.

Swap agreements may increase or decrease the overall volatility of the investments of a Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from a Fund. If a swap agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty’s creditworthiness declines, the value of a swap agreement would be likely to decline, potentially resulting in losses.

Generally, a swap agreement has a fixed maturity date that is agreed upon by the parties. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. A Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, a Fund may not be able to recover the money it expected to receive under the contract.

A swap agreement can be a form of leverage, which can magnify a Fund’s gains or losses. In order to reduce the risk associated with leveraging, a Fund will cover its current obligations under swap agreements according to guidelines established by the SEC. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund’s accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund’s accrued obligations under the agreement.

Options Contracts – A Fund may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. When purchasing an option, a Fund will pay a premium which is included on the Fund’s Statement of Assets and Liabilities/Consolidated Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the unrealized gain or loss.

The net realized gain or loss on options contracts is reflected in the Statement of Operations/Consolidated Statement of Operations and the net unrealized gains/(losses) are included as a component of the net change in unrealized appreciation/(depreciation) on options contracts in the Statement of Operations/Consolidated Statement of Operations. Realized and changes in unrealized gains or losses on options contracts during the period as disclosed in the Statements of Operations/Consolidated Statement of Operations, serve as indicators of the volume of derivative activity for a Fund. As of September 30, 2018, there were no open options contracts.

CITY NATIONAL ROCHDALE FUNDS | PAGE 144

Restricted Securities – Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale.

A Fund may invest in restricted securities that are consistent with the Fund’s investment objective and investment strategies. A Fund will not invest in a restricted security if, immediately after and as a result of the investment in such security, more than 15% (5% in the case of the Government Money Market Fund) of the Fund’s net assets would be invested in illiquid securities. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense either upon demand by a Fund or in connection with another registered offering of the securities. Investments in restricted securities are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Trustees. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material.

Master Limited Partnerships – Entities commonly referred to as “MLPs” are generally organized under state law as limited partnerships or limited liability companies. The Dividend & Income Fund may, as a non-principal investment strategy, invest in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986, interests or “units” of which are traded on securities exchanges like shares of corporate stock. To qualify as an MLP for U.S. Federal income tax purposes, an entity must receive at least 90% of its income from qualifying sources such as interest, dividends, real estate rents, gains from the sale or disposition of real property, income and gains from certain mineral or natural resources activities, income and gains from the transportation or storage of certain fuels, and, in certain circumstances, income and gains from commodities or futures, forwards and options with respect to commodities, and gains from the sale or other disposition of a capital asset held for the production of such income. Mineral or natural resources activities include exploration, development, production, mining, processing, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity, and receive cash distributions. The MLPs themselves generally do not pay U.S. Federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy, natural resources or real estate sectors.

Investments in Irish Subsidiary – The Fixed Income Opportunities Fund may invest up to 15% of its net assets in life insurance policies and interests related thereto purchased through life settlement transactions. The Fund may invest in life insurance policies and related interests directly or through a wholly-owned subsidiary of the Fund under the laws of Ireland (the “Subsidiary”).

The principal purpose of investment in the Subsidiary is to allow the Fixed Income Opportunities Fund to gain exposure to life insurance policies within the limitations of the federal tax law requirements applicable to regulated investment companies. The Subsidiary is a company organized under the laws of Ireland and is overseen by its own board of directors. Although the Subsidiary has its own board of directors, the Subsidiary is wholly-owned and controlled by the Fund. The Subsidiary is not an investment company registered under the 1940 Act and is not subject to all of the investor protections of the 1940 Act.

Information regarding the Fixed Income Opportunities Fund and the Subsidiary has been consolidated in the Consolidated Schedule of Investments, Consolidated Statement of Assets and Liabilities, Consolidated Statement of Operations, Consolidated Statement of Changes in Net Assets and Consolidated Statement of Cash Flows.

The Subsidiary commenced operations on October 3, 2013. The net assets of the Subsidiary at September 30, 2018, were $170,050,591, which represented 5.7% of the net assets of the Fixed Income Opportunities Fund.

Investments in Affiliated Securities – The Fixed Income Funds and Equity Funds may invest excess cash in the Government Money Market Fund and / or the Municipal High Income Fund.

3.	DERIVATIVE TRANSACTIONS

The following tables include only Funds that had exposure to more than one type of risk from derivatives held throughout the year. For Funds that held derivatives throughout the year with exposure to only one type of risk, additional information can be found on the Schedule of Investments/Consolidated Schedule of Investments and the Statement of Operations/Consolidated Statement of Operations.

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notes to financial statements/ consolidated notes to financial statements
September 30, 2018

The fair value of derivative instruments as of September 30, 2018 was as follows:

Asset Derivatives		Liability Derivatives
Consolidated Statement of Assets and Liabilities Location	Fair Value (000)	Consolidated Statement of Assets and Liabilities Location	Fair Value (000)

Derivatives not accounted for as hedging instruments:

Fixed Income Opportunities Fund
Interest rate contracts	Net Assets — Unrealized appreciation on swap contracts	$2,168	Net Assets — Unrealized depreciation on swap contracts	$1,844
Foreign exchange contracts	Unrealized gain on forward foreign currency contracts	4,335	Unrealized loss on forward foreign currency contracts	3,362
Total derivatives not accounted for as hedging instruments		$6,503		$5,206

Amount of realized gain or (loss) on derivatives recognized in income (000):

Derivatives not accounted for as hedging instruments	Forward Currency Contracts	Swaps	Total
Fixed Income Opportunities Fund
Interest rate contracts	$—	$392	$392
Foreign exchange contracts	12,699	—	12,699
Total	$12,699	$392	$13,091

Change in unrealized appreciation or (depreciation) on derivatives recognized in income (000):

Derivatives not accounted for as hedging instruments	Forward Currency Contracts	Swaps	Total
Fixed Income Opportunities Fund
Interest rate contracts	$—	$324	$324
Foreign exchange contracts	(537)	—	(537)
Total	$(537)	$324	$(213)

The following table discloses the volume of the Fund’s forward foreign currency contracts and swap contracts activity during the year ended September 30, 2018 (000):

High Yield Bond Fund
Forwards:
Average Notional Balance Long	$13
Average Notional Balance Short	833

Fixed Income Opportunities Fund
Forwards:
Average Notional Balance Long	$70,913
Average Notional Balance Short	337,496
Ending Notional Balance Long	82,571
Ending Notional Balance Short	355,211
Swaps:
Average Notional Balance Long	$301,996
Average Notional Balance Short	301,996
Ending Notional Balance Long	506,820
Ending Notional Balance Short	506,820

The following tables present, by derivative type, the Fixed Income Opportunities Fund’s OTC derivative assets and liabilities net of the related collateral posted for the benefit of the Fixed Income Opportunities Fund at September 30, 2018 (000):

Derivative Type	Derivative Assets Subject to a Netting Agreement or Similar Arrangement	Derivative Available for Offset	Collateral Received	Net Amount
Fixed Income Opportunities Fund
Forward Foreign Currency Contracts
BNP Paribas	$556	$(556)	$—	$—
BT Brokerage	214	(214)	—	—
Credit Suisse First Boston	43	(43)	—	—
Deutsche Bank	50	(50)	—	—
JPMorgan Chase Bank	1,264	(527)	—	737
Merrill Lynch	377	(331)	—	46
Morgan Stanley	1,254	(10)	—	1,244
Standard Bank	203	(203)	—	—
U.S. Bank	376	(376)	—	—

Derivative Type	Derivative Liabilities Subject to a Netting Agreement or Similar Arrangement	Derivative Available for Offset	Collateral Pledged	Net Amount
Fixed Income Opportunities Fund
Forward Foreign Currency Contracts
BNP Paribas	$(559)	$556	$3	$—
BT Brokerage	(547)	214	333	—
Citigroup	(25)	—	25	—
Credit Suisse First Boston	(165)	43	122	—
Deutsche Bank	(180)	50	130	—
JPMorgan Chase Bank	(527)	527	—	—
Merrill Lynch	(331)	331	—	—
Morgan Stanley	(10)	10	—	—
Standard Bank	(207)	203	4	—
U.S. Bank	(773)	376	397	—

CITY NATIONAL ROCHDALE FUNDS | PAGE 146

4.	ADMINISTRATION, TRANSFER AGENT, DISTRIBUTION AND SHAREHOLDER SERVICES AGREEMENTS:

Pursuant to an Amended and Restated Administration Agreement dated January 1, 2013, as amended (the “Agreement”), SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, acts as the Trust’s administrator. Under the terms of the Agreement, the Administrator is entitled to receive an annual fee based on the average daily net assets of the Trust, subject to a minimum annual fee.

The Trust has adopted a Rule 12b-1 Distribution Plan (“the Plan”) with respect to Class N and Class S Shares that allows each Fund to pay distribution and servicing fees. Pursuant to the Plan, SEI Investments Distribution Co. (the “Distributor”) may receive a distribution fee, computed daily and paid monthly, at the annual rate of 0.50% of the average daily net assets of the Class S Shares and 0.30% of the average daily net assets of the Class N Shares of the Government Money Market Fund and 0.25% of the Class N Shares of the Fixed Income Funds and Equity Funds, which may be used by the Distributor to provide compensation for sales support and distribution-related activities. Pursuant to a Distribution Coordination Agreement, the entirety of the fees received by the Distributor pursuant to the Plan is transmitted to RIM Securities LLC (“RIM Securities”) as Sub-Distribution Coordinator. RIM Securities then reallows those fees to broker-dealers and service providers, including City National Rochdale and other affiliates, for payments for distribution services of the type identified in the Plan, and retains any undistributed balance of fees received from the Distributor.

The Government Money Market Fund has contractually agreed to limit the Distribution (12b-1) Fee payable by Class S shares of the Fund to 0.45% through January 31, 2019. Prior to that date, the arrangement may be terminated without penalty by the Fund’s Board of Trustees.

US Bancorp Fund Services, LLC (the “Transfer Agent”) serves as transfer agent for the Trust and provides services at an annual rate of $20,000 per share class for all Funds plus other transaction based fees and out-of-pocket expenses.

The Trust has entered into Shareholder Servicing Agreements that permit payment of compensation to City National Bank (“CNB”) and its affiliates (including City National Rochdale), which provide certain shareholder support for their customers who own Class N, Class S, or Servicing Class Shares, as applicable. In consideration for such services, a shareholder servicing fee is charged at the annual rate of up to 0.25% of the average daily net assets of the relevant class of each Fund.

CNB and City National Rochdale have agreed to voluntarily waive portions of their shareholder servicing fees with respect to certain Funds. For the year ended September 30, 2018, CNB and City National Rochdale received $40,090,459 in shareholder servicing fees from the Trust.

Certain officers of the Trust are also officers or employees of City National Rochdale, CNB or the Administrator. Such officers are paid no fees by the Trust for serving as officers of the Trust.

5.	INVESTMENT ADVISORY FEES AND OTHER AGREEMENTS:

Under the terms of the current investment management agreements, City National Rochdale receives an annual fee equal to a percentage of the average daily net assets of each Fund, as follows:

Fund	Fee
Government Money Market Fund	0.26%
Government Bond Fund	0.43
Corporate Bond Fund	0.40
California Tax Exempt Bond Fund	0.27
Municipal High Income Fund	0.50
High Yield Bond Fund	0.60
Intermediate Fixed Income Fund	0.40
Fixed Income Opportunities Fund	0.50
Dividend & Income Fund	0.50
U.S. Core Equity Fund	0.40

City National Rochdale has contractually agreed to waive the management fee for the Government Money Market Fund such that the fee charged is 0.15% through January 31, 2019. Prior to that date, the arrangement may be terminated without penalty (a) by the Fund’s Board of Trustees, or (b) by the Adviser effective no earlier than January 31, 2019, upon at least 60 days’ prior written notice. Management fees waived by the Adviser pursuant to this arrangement will not be eligible for reimbursement by the Fund to the Adviser.

Guggenheim Partners Investment Management, LLC acts as the investment sub-adviser with respect to the High Yield Bond Fund.

Alcentra LTD, Alcantra NY, LLC, All Financial Partners II LLC, Ashmore Investment Management Limited, Federated Investment Management Company, GML Capital LLP and Seix Investment Advisors LLC act as the investment sub-advisers with respect to the Fixed Income Opportunities Fund.

CITY NATIONAL ROCHDALE FUNDS | PAGE 147

notes to financial statements/ consolidated notes to financial statements
September 30, 2018

Sub-adviser fees are paid by City National Rochdale.

City National Rochdale has voluntarily agreed to limit its fees or reimburse expenses to the extent necessary to keep operating expenses at or below certain percentages of certain of the Funds’ respective average daily net assets. The voluntary expense limitations (expressed as percentages of the average daily net assets) are as follows:

	Government Bond Fund	Corporate Bond Fund
Institutional Class	0.53%	n/a
Class N	1.03%	1.01%
Class S	n/a	n/a
Servicing Class	0.78%	0.76%

	California Tax Exempt Bond Fund	Intermediate Fixed Income Fund	Fixed Income Opportunities Fund
Institutional Class	n/a	0.51%	n/a
Class N	0.88%	1.01%	1.09%
Servicing Class	0.63%	n/a	n/a

Any fee reductions or expense reimbursements may be repaid by a Fund to City National Rochdale, within three years after occurrence if such repayments can be achieved within the Fund’s expense limit in effect at the time such expenses were incurred and if certain other conditions are satisfied.

As of September 30, 2018, fees which were previously waived by City National Rochdale which may be subject to possible future reimbursement were as follows:

Fund	Potential Amount of Recovery (000)	Expiration
Government Bond Fund	$79	2019
	136	2020
	175	2021
Corporate Bond Fund	109	2019
	156	2020
	159	2021
California Tax Exempt Bond Fund	105	2019
	158	2020
	177	2021
Intermediate Fixed Income Fund	8	2019
	59	2020
	93	2021
Dividend & Income Fund	12	2019

During the year ended September 30, 2018, City National Rochdale recovered $3,188 (000) in previously waived fees for the Government Money Market Fund. Effective March 1, 2018, City National Rochdale discontinued recapturing previously waived fees with respect to the Government Money Market Fund.

6.	INVESTMENT TRANSACTIONS:

The cost of security purchases and proceeds from the sale and maturities of securities, other than temporary investments in short-term securities for the year ended September 30, 2018, were as follows for the Fixed Income Funds and Equity Funds:

	Purchases			Sales and Maturities
Fund	U.S. Gov’t (000)	Other (000)		U.S. Gov’t (000)	Other (000)
Government Bond Fund	$7,685	$2,928		$47,999	$517
Corporate Bond Fund	—	33,637		—	42,851
California Tax Exempt Bond Fund	—	27,237		—	19,992
Municipal High Income Fund	—	419,337		—	267,152
High Yield Bond Fund	—	27,109	†	—	41,322	†
Intermediate Fixed Income Fund	27,541	29,233		41,918	75,658
Fixed Income Opportunities Fund	386,749	2,696,160	‡	255,509	2,483,940	‡
Dividend & Income Fund	—	24,067		—	40,321
U.S. Core Equity	—	49,871		—	52,814

†	Includes 17a-7 related party transactions of $3,622 (000) and $2,579 (000), respectively.

‡	Includes 17a-7 related party transactions of $0 (000) and $51,590 (000), respectively.

The Funds may purchase or sell investment securities in transactions with affiliated entities under procedures adopted by the Board of Trustees, pursuant to the 1940 Act. These transactions are effected at market rates without incurring broker commissions.

7.	FEDERAL TAX INFORMATION:

Each Fund intends to qualify or continue to qualify as a regulated investment company for U.S. Federal income tax purposes and distribute all of its taxable income and net capital gains. Accordingly, no provisions for U.S. Federal income taxes are required.

Management has analyzed the Funds’ tax positions taken on U.S. Federal income tax returns for all open tax years and has concluded that as of September 30, 2018, no provision for income tax would be required in the Funds’ financial statements. The Funds’ U.S. Federal and state income and U.S. Federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

CITY NATIONAL ROCHDALE FUNDS | PAGE 148

The Funds may be subject to taxes imposed by countries in which they invest, with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Funds accrue such taxes when the related income is earned.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with U.S. Federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income/(loss) and net realized gain/(loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income/(loss), accumulated net realized gain/(loss), or paid-in capital, as appropriate, in the period that the differences arise.

Accordingly, the following permanent differences, primarily attributable to foreign currency transactions, REIT adjustments, investments in partnerships, realized gains/(losses) on paydowns, default bonds, non-deductible excise tax paid, PFIC adjustments, investment in swaps, reclassification of distributions, return of capital distributions received and market discount adjustments, were reclassified to/from the following accounts as of September 30, 2018:

	Increase (Decrease) Undistributed Net Investments Income (Loss) (000)	Increase (Decrease) Accumulated Net Realized Gain (Loss) (000)	Increase (Decrease) Paid- in Capital (000)
Government Bond Fund	$59	$(59)	$—
Municpal High Income Fund	(2,813)	2,813	—
High Yield Bond Fund	39	(39)	—
Intermediate Fixed Income Fund	74	(68)	(6)
Fixed Income Opportunities Fund	10,202	(10,202)	—
Dividend & Income Fund	330	(326)	(4)
U.S. Core Equity Fund	9	(9)	—

Amounts designated as “—” are either $0 or have been rounded to $0.

The tax character of dividends and distributions declared during the years ended September 30, 2018, and September 30, 2017, unless otherwise indicated were as follows:

Fund	Tax Exempt Income (000)	Ordinary Income (000)	Long-Term Capital Gain (000)	Return of Capital (000)	Total (000)
Government Money Market Fund
2018	$—	$41,445	$—	$—	$41,445
2017	—	4,927	—	—	4,927
Government Bond Fund
2018	$—	$995	$60	$—	$1,055
2017	—	1,098	95	—	1,193
Corporate Bond Fund
2018	$—	$2,638	$—	$—	$2,638
2017	—	2,347	—	—	2,347
California Tax Exempt Bond Fund
2018	$1,218	$78	$—	$—	$1,296
2017	1,261	151	436	—	1,848
Municipal High Income Fund
2018	$44,230	$711	$—	$—	$44,941
2017	39,585	671	—	—	40,256
High Yield Bond Fund
2018	$—	$3,614	$—	$—	$3,614
2017	—	3,792	—	—	3,792
Intermediate Fixed Income Fund
2018	$—	$4,384	$—	$—	$4,384
2017	—	4,960	—	—	4,960
Fixed Income Opportunities Fund
2018	$—	$157,669	$—	$—	$157,669
2017	—	145,340	—	—	145,340
Dividend & Income Fund
2018	$—	$7,003	$7,390	$—	$14,393
2017	—	5,052	1,794	—	6,846
U.S. Core Equity Fund
2018	$—	$1,875	$3,547	$—	$5,422
2017	—	1,909	9,543	—	11,452

CITY NATIONAL ROCHDALE FUNDS | PAGE 149

notes to financial statements/ consolidated notes to financial statements
September 30, 2018

As of September 30, 2018, the components of Distributable Earnings/(Accumulated Losses) on a tax basis were as follows:

Fund	Undistributed Tax-Exempt Income (000)	Undistributed Ordinary Income (000)	Undistributed Long-Term Capital Gain (000)	Capital Loss Carryforwards (000)	Post-October Losses (000)	Unrealized Appreciation (Depreciation) (000)	Other Temporary Differences (000)	Total Distributable Earnings (Accumulated Losses) (000)
Government Money Market Fund	$—	$6,064	$—	$—	$—	$—	$(6,057)	$7
Government Bond Fund	—	47	—	—	(629)	(1,445)	(51)	(2,078)
Corporate Bond Fund	—	277	—	(1,210)	(30)	(2,132)	(227)	(3,322)
California Tax Exempt Bond Fund	111	—	—	(363)	(13)	(173)	(110)	(548)
Municipal High Income Fund	3,854	—	—	(17,499)	—	3,279	(3,835)	(14,201)
High Yield Bond Fund	—	273	—	(4,886)	(511)	(2,416)	(244)	(7,784)
Intermediate Fixed Income Fund	—	87	—	(359)	(1,500)	(3,377)	(1)	(5,150)
Fixed Income Opportunities Fund	—	2,740	—	(36,938)	(2,076)	(135,233)	(733)	(172,240)
Dividend & Income Fund	—	233	6,050	—	—	54,345	(16)	60,612
U.S. Core Equity Fund	—	7	11,615	—	—	103,343	(2)	114,963

Post-October losses represent losses realized on investments and foreign currency transactions from November 1, 2017, through September 30, 2018, that, in accordance with U.S. Federal income tax regulations, the Funds have elected to defer and treat as having arisen in the following fiscal year.

Under the Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010, for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. Losses carried forward under these new provisions are as follows:

Fund	Short-Term Loss (000)	Long-Term Loss (000)	Total (000)
Corporate Bond Fund	$—	$(1,210)	$(1,210)
California Tax Exempt Bond Fund	(328)	(35)	(363)
Municpal High Income Fund	(17,499)	—	(17,499)
High Yield Bond Fund	—	(4,886)	(4,886)
Intermediate Fixed Income Fund	(21)	(338)	(359)
Fixed Income Opportunities Fund	—	(36,938)	(36,938)

During the year ended September 30, 2018, the following Funds utilized capital loss carryforwards to offset capital gains amounting to:

Fund	Amount (000)
High Yield Bond Fund	$50
Intermediate Fixed Income Fund	54
Fixed Income Opportunities Fund	7,972

The aggregate gross unrealized appreciation on investments, the aggregate gross unrealized depreciation on investments and the net unrealized appreciation/(depreciation) for tax purposes as of September 30, 2018, for each of the Fixed Income Funds’ and Equity Funds’ investments were as follows:

Fund	Federal Tax Cost (000)	Aggregate Gross Unrealized Appreciation (000)	Aggregate Gross Unrealized Depreciation (000)	Net Unrealized Appreciation (Depreciation) (000)
Government Bond Fund	$57,287	$21	$(1,466)	$(1,445)
Corporate Bond Fund	140,817	189	(2,321)	(2,132)
California Tax Exempt Bond Fund	87,040	505	(678)	(173)
Municipal High Income Fund	1,252,854	35,494	(32,215)	3,279
High Yield Bond Fund	60,065	295	(2,711)	(2,416)
Intermediate Fixed Income Fund	186,272	341	(3,718)	(3,377)
Fixed Income Opportunities Fund	3,121,489	108,933	(244,159)	(135,226)
Dividend & Income Fund	184,398	56,321	(1,976)	54,345
U.S. Core Equity Fund	197,919	104,214	(871)	103,343

At September 30, 2018, the Government Money Market Fund’s cost of securities for U.S. Federal income tax purposes approximates the cost disclosed in the Schedule of Investments.

8.	CONCENTRATION OF RISK

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims

CITY NATIONAL ROCHDALE FUNDS | PAGE 150

that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

The Intermediate Fixed Income Fund, the Fixed Income Opportunities Fund and the Dividend & Income Fund may invest in exchange-traded notes (“ETNs”), each as a non-principal investment strategy. ETNs are unsecured debt obligations of investment banks which are traded on exchanges and the returns of which are linked to the performance of market indexes. In addition to trading ETNs on exchanges, investors may redeem ETNs directly with the issuer on a weekly basis, typically in a minimum amount of 50,000 units, or hold the ETNs until maturity. ETNs are riskier than ordinary unsecured debt securities and have no principal protection. The Funds will generally invest in ETNs which are linked to commodities indexes. A Fund’s investment in an ETN may be influenced by many unpredictable factors, including highly volatile commodities prices, changes in supply and demand relationships, weather, agriculture, trade, changes in interest rates, and monetary and other governmental policies, action and inaction. Investing in ETNs is not equivalent to investing directly in index components or the relevant index itself. Because ETNs are debt securities, they possess credit risk; if the issuer has financial difficulties or goes bankrupt, the investor may not receive the return expected.

The Municipal High Income Fund, High Yield Bond Fund, Intermediate Fixed Income Fund and Fixed Income Opportunities Fund may invest in lower-rated corporate bonds, known as high yield bonds. High yield bonds involve greater risks of default, downgrade, or price declines and are more volatile than investment grade securities. Issuers of high yield bonds may be more susceptible than other issuers to economic downturns and investors are subject to a greater risk that the issuer may not be able to pay interest or dividends, or repay the principal upon maturity. Discontinuation of these payments could have a substantial adverse effect on the market value of the security.

The Intermediate Fixed Income Fund and Fixed Income Opportunities Fund may invest in asset-backed and mortgage-backed securities. As a general rule, prepayments of the principal of the loans underlying mortgage-backed or other pass-through securities increase during a period of falling interest rates and decrease during a period of rising interest rates. In periods of declining interest rates, as a result of prepayments a Fund may be required to reinvest its assets in securities with lower interest rates. In periods of increasing interest rates, the securities subject to prepayment risk held by a Fund may exhibit price characteristics of longer-term debt securities.

The Intermediate Fixed Income Fund, High Yield Bond Fund and Fixed Income Opportunities Fund may invest in bank loans. Bank loans are not traded on an exchange and purchasers and sellers of bank loans generally rely on market makers, typically the administrative agent under a bank loan, to effect private sales transactions. As a result, bank loans may have relatively less liquidity than other types of fixed income assets, and a Fund may be more likely to incur losses on the sale of bank loans than on other, more liquid, investments.

The Fixed Income Opportunities Fund may invest in beneficial interests in individual life insurance Policies. A Policy owner transfers his or her Policy at a discount to its face value (the amount that is payable upon the death of the insured) in return for an immediate cash settlement. The ultimate purchaser of the Policy (in this case, the Fund) is responsible for premiums payable on the Policy and is entitled to receive the full face value from the insurance company upon the death of the insured. If the Fund is unable to make premium payments on a Policy, the Policy will lapse and the Fund will lose its ownership interest in the Policy. There is currently no established secondary market for Policies, and the Policies are not considered liquid investments by the Fund. If the Fund must sell Policies to meet redemption requests or for other cash needs, the Fund may be forced to sell at a loss. The longer the insured lives, the lower the Fund’s rate of return on the Policy. The underwriter’s estimate of the insured’s life expectancy may be incorrect. An insurance company may be unable or may refuse to pay benefits on a Policy. In addition, market quotations will not be readily available for the Policies and the Policies will be priced using a fair value methodology adopted by the Trust’s Board of Trustees. The sales price the Fund could receive for a Policy may differ from the Trust’s valuation of the Policy. A Policy is a liability of the issuing life insurance company, and if the life insurance company goes out of business, sufficient funds may not be available to pay that liability.

California Tax Exempt Bond Fund – Specific Risks

The ability of issuers to pay interest on, and repay the principal of, California municipal securities may be affected by economic and political developments in the State of California.

Certain securities are backed by letters of credit from various financial institutions and financial guaranty assurance agencies. These letters of credit enhance the credit quality of the individual securities; however, if any of the financial institutions’ or financial guaranty assurance agencies’ credit quality should

CITY NATIONAL ROCHDALE FUNDS | PAGE 151

notes to financial statements/ consolidated notes to financial statements
September 30, 2018

deteriorate, it could cause the individual security’s credit quality to change. Additionally, if the Fund concentrates its letters of credit in any one financial institution, the risk of credit quality deterioration increases.

The Fund invests in Certificates of Participation in a municipal obligation, which are subject to annual appropriation risk.

A more complete description of risks is included in the Funds’ prospectus and statement of additional information.

9.	CAPITAL SHARES ISSUED AND REDEEMED:

Capital share activity for the year ended September 30, 2018, and the year ended September 30, 2017, were as follows (000):

	Government Money Market Fund		Government Bond Fund		Corporate Bond Fund
	2018	2017	2018	2017	2018	2017
CAPITAL SHARES ISSUED AND REDEEMED:
Institutional Class:
Shares issued	—	—	318	668	—	—
Shares issued in lieu of dividends and distributions	—	—	37	53	—	—
Shares redeemed	—	—	(4,170)	(3,130)	—	—
Net Institutional Class transactions	—	—	(3,815)	(2,409)	—	—
Class N:
Shares issued	3,371,578	4,345,705	40	96	288	267
Shares issued in lieu of dividends and distributions	4,585	1,332	1	1	8	4
Shares redeemed	(3,480,575)	(7,118,824)	(14)	(68)	(143)	(91)
Net Class N transactions	(104,412)	(2,771,787)	27	29	153	180
Class S:
Shares issued	2,843,388	2,288,322	—	—	—	—
Shares issued in lieu of dividends and distributions	—	—	—	—	—	—
Shares redeemed	(2,614,165)	(2,330,002)	—	—	—	—
Net Class S transactions	229,223	(41,680)	—	—	—	—
Servicing Class:
Shares issued	7,234,103	4,547,445	1,287	1,738	2,666	3,301
Shares issued in lieu of dividends and distributions	19,753	1,557	8	24	28	22
Shares redeemed	(6,612,833)	(3,229,008)	(1,487)	(4,176)	(2,314)	(2,566)
Net Servicing Class transactions	641,023	1,319,994	(192)	(2,414)	380	757

	California Tax Exempt Bond Fund		Municipal High Income Fund
	2018	2017	2018	2017
CAPITAL SHARES ISSUED AND REDEEMED:
Class N:
Shares issued	380	493	19,450	25,835
Shares issued in lieu of dividends and distributions	5	8	1,402	1,265
Shares redeemed	(519)	(311)	(13,263)	(16,699)
Net Class N transactions	(134)	190	7,589	10,401
Servicing Class:
Shares issued	1,926	2,351	10,360	15,348
Shares issued in lieu of dividends and distributions	18	23	263	195
Shares redeemed	(1,942)	(3,199)	(7,681)	(9,938)
Net Servicing Class transactions	2	(825)	2,942	5,605

CITY NATIONAL ROCHDALE FUNDS | PAGE 152

	High Yield Bond Fund		Intermediate Fixed Income Fund		Fixed Income Opportunities Fund
	2018	2017	2018	2017	2018	2017
CAPITAL SHARES ISSUED AND REDEEMED:
Institutional Class:
Shares issued	691	772	52	21	—	—
Shares issued in lieu of dividends and distributions	263	260	2	2	—	—
Shares redeemed	(1,903)	(1,196)	(50)	(120)	—	—
Net Institutional Class transactions	(949)	(164)	4	(97)	—	—
Class N:
Shares issued	286	444	1,211	1,770	32,209	31,530
Shares issued in lieu of dividends and distributions	56	55	160	174	4,676	4,227
Shares redeemed	(591)	(798)	(3,533)	(2,230)	(21,582)	(14,867)
Net Class N transactions	(249)	(299)	(2,162)	(286)	15,303	20,890
Servicing Class:
Shares issued	61	528	—	—	—	—
Shares issued in lieu of dividends and distributions	19	29	—	—	—	—
Shares redeemed	(522)	(890)	—	—	—	—
Net Servicing Class transactions	(442)	(333)	—	—	—	—

	Dividend & Income Fund		U.S. Core Equity Fund
	2018	2017	2018		2017
CAPITAL SHARES ISSUED AND REDEEMED:
Institutional Class:
Shares issued	—	—	1		—
Shares issued in lieu of dividends and distributions	—	—	—	(a)	—
Shares redeemed	—	—	—	(a)	—
Net Institutional Class transactions	—	—	1		—
Class N:
Shares issued	1,145	1,762	1,330		1,221
Shares issued in lieu of dividends and distributions	234	111	129		355
Shares redeemed	(1,558)	(1,577)	(1,436)		(1,312)
Net Class N transactions	(179)	296	23		264
Servicing Class:
Shares issued	—	—	1,580		1,929
Shares issued in lieu of dividends and distributions	—	—	10		22
Shares redeemed	—	—	(1,331)		(1,638)
Net Servicing Class transactions	—	—	259		313

(a)	Less than 1,000.

CITY NATIONAL ROCHDALE FUNDS | PAGE 153

notes to financial statements/ consolidated notes to financial statements
September 30, 2018

10.	LINE OF CREDIT

The Funds, except for the Government Money Market Fund, have an unsecured Loan Agreement (“LOC”) with U.S. Bank N.A. Under the terms of the LOC, borrowings for an individual Fund were limited to either the lesser of 10% of the Fund’s net assets or an explicit amount on the LOC. Interest is charged to a Fund based on its borrowings at prime rate minus 0.50%.

Borrowing activity under the LOC for the year ended September 30, 2018, was as follows:

Fund	Maximum Amount of Line of Credit (000)	Interest Expense (000)	Average Rate	Average Borrowings (000)	Maximum Amount Outstanding (000)
Dividend & Income Fund	$50,000	$2	4.0%	$544	$1,945

11.	REGULATORY MATTERS

In August 2018, the FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820). The new guidance includes additions, deletions, and modifications to disclosures requirements for fair value measurements. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. At this time, management is currently evaluating the impact of this new guidance on the financial statements and disclosures.

12.	SUBSEQUENT EVENTS

The Trust has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events. Based on this evaluation, no adjustments were required to the financial statements as of September 30, 2018, and no issues were noted to disclose.

CITY NATIONAL ROCHDALE FUNDS | PAGE 154

report of independent registered public accounting firm

To the Shareholders and Board of Trustees
of City National Rochdale Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Government Money Market Fund, Government Bond Fund, Corporate Bond Fund, California Tax Exempt Bond Fund, Municipal High Income Fund, High Yield Bond Fund, Intermediate Fixed Income Fund, Fixed Income Opportunities Fund (consolidated), Dividend & Income Fund, and U.S. Core Equity Fund, each a series of shares of beneficial interest in City National Rochdale Funds (the “Funds”), including the schedules of investments, as of September 30, 2018, and the related statements of operations and cash flows (for Fixed Income Opportunities Fund only) for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended (consolidated for Fixed Income Opportunities Fund), and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements (consolidated where noted) referred to above present fairly, in all material respects, the financial position of each of the Funds comprising the City National Rochdale Funds as of September 30, 2018, and the results of their operations and cash flows (for Fixed Income Opportunities Fund only) for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and their financial highlights for each of the years in the four-year period then ended, in conformity with accounting principles generally accepted in the United States of America. The financial highlights for the year or period ended September 30, 2014 for each of the Funds were audited by other auditors, whose report dated November 28, 2014 expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of those financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2018 by correspondence with the custodian, brokers, and other counterparties, or by other appropriate auditing procedures where replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the City National Rochdale Funds since 2015.

Philadelphia, Pennsylvania
November 27, 2018

CITY NATIONAL ROCHDALE FUNDS | PAGE 155

trustees and officers (Unaudited)
September 30, 2018

The Trustees and officers of the Trust, their principal occupations during the past five years, and their affiliations, if any, with City National Rochdale, the investment manager to the Funds, are set forth below. The persons listed below may have held other positions with their employers named below during the relevant periods. Certain officers of the Trust also serve as officers to one or more other mutual funds for which SEI Investments or its affiliates act as investment manager, administrator or distributor. Andrew S. Clare (the “Interested Trustee”) is an “interested person” of the Trust, as defined in the 1940 Act. Each Trustee other than Mr. Clare may be referred to in this SAI as an “Independent Trustee” and collectively as the “Independent Trustees.” The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-888-889-0799.

Name, Address, and Age	Position with the Trust	Term of Office(1) and Length of Time Served	Principal Occupation for the Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee For the Past Five Years
INDEPENDENT TRUSTEES
Daniel A. Hanwacker City National Rochdale Funds 400 N. Roxbury Drive Beverly Hills, California 90210 Age: 66	Trustee	Since 2013	CEO and President, Hanwacker Associates, Inc. (asset management consulting and executive search services) (2001-present). Managing Director - Asset Management, Putnam Lovell Securities (2000-2001). Co-Founding Partner, Constellation Financial Management, Co., LLC (1995-2000).	15	Rochdale Investment Trust (2011- 2013)
Jon C. Hunt City National Rochdale Funds 400 N. Roxbury Drive Beverly Hills, California 90210 Age: 67	Trustee	Since 2013	Retired (March 2013-present). Consultant to Management, Convergent Capital Management, LLC (“CCM”) (July 2012-March 2013). Managing Director and Chief Operating Officer, CCM (1998-June 2012).	15

Nuveen Commodities Asset Management, member of Independent Committee (February 2012 - present); Advisor’s Inner Circle Fund III (February 2014 – present); Winton Series Trust and Winton Diversified Opportunities Fund, Lead Independent Trustee (January 2015 - present)

Vernon C. Kozlen City National Rochdale Funds 400 N. Roxbury Drive Beverly Hills, California 90210 Age: 73	Trustee Chairman	Since 2007 Since 2016	Retired (2007-present). President and Chief Executive Officer, City National Rochdale Funds (2000-2007). Executive Vice President and Director of Asset Management Development, CNB (1996-2007). Director, Reed, Conner & Birdwell LLC (2000-2007), and Convergent Capital Management, LLC (2003-2007). Chairman of the Board, City National Asset Management, Inc. (2001-2005). Chairman of the Board, City National Securities, Inc. (1999-2005). Director, City National Asset Management, Inc. (2001-2006), and City National Securities, Inc. (1999-2006).	15	Windermere Jupiter Fund, LLC, CMS/Ironwood Multi-Strategy Fund LLC, CMS/Barlow Long-Short Equity Fund, LLC (3)

CITY NATIONAL ROCHDALE FUNDS | PAGE 156

Name, Address, and Age	Position with the Trust	Term of Office(1) and Length of Time Served	Principal Occupation for the Past Five Years	Number of Portfolios in Fund Complex(2) Overseen by Trustee	Other Directorships Held by Trustee For the Past Five Years
INDEPENDENT TRUSTEES (Continued)
Jay C. Nadel City National Rochdale Funds 400 N. Roxbury Drive Beverly Hills, California 90210 Age: 59	Trustee	Since 2013	Financial Services Consultant (2005-present). Executive Vice President, Bank of New York Broker-Dealer and Member of the Operating Committee (2002-2004). Weiss, Peck & Greer, Partner, Managing Director and Chair of the Operations Committee (1986-2001).	15	Lapolla Industries, Inc. (2007 – present); Rochdale Investment Trust (2011-2013)
James R. Wolford City National Rochdale Funds 400 N. Roxbury Drive Beverly Hills, California 90210 Age: 63	Trustee	Since 1999

Chief Executive Officer of Corinthian Development Company (December 2013-present). President, Chief Operating Officer and Chief Financial Officer, Thompson National Properties (March 2011-December 2013). Chief Financial Officer, Pacific Office Properties, a real estate investment trust (April 2010-March 2011). Chief Financial Officer, Bixby Land Company, a real estate company (2004-March 2010). Regional Financial Officer, AIMCO, a real estate investment trust (2004). Chief Financial Officer, DBM Group, a direct mail marketing company (2001-2004). Senior Vice President and Chief Operating Officer, Forecast Commercial Real Estate Service, Inc. (2000-2001). Senior Vice President and Chief Financial Officer, Bixby Ranch Company (1985-2000).

				15	None
INTERESTED TRUSTEE
Andrew S. Clare (4) City National Rochdale Funds 400 N. Roxbury Drive Beverly Hills, California 90210 Age: 72	Trustee	Since 2013	Attorney and partner, Loeb & Loeb LLP, a law firm (1972-present).	15	None

(1)	The Trustees serve for terms of office as follows:

Name of Trustee	End of Term of Office
Vernon C. Kozlen	December 31, 2020*
James R. Wolford	March 29, 2023
Andrew S. Clare	December 31, 2020*
Daniel A. Hanwacker	March 29, 2023
Jon C. Hunt	March 29, 2023
Jay C. Nadel	March 29, 2023

*	Subject to extension by the Board for up to two years.

(2)	“Fund complex” is defined as two or more registered investment companies that hold themselves out to investors as related companies or have a common investment adviser or affiliated investment advisers and in this case includes the following registered closed-end funds: City National Rochdale High Yield Alternative Strategies Master Fund LLC, City National Rochdale High Yield Alternative Strategies Fund LLC, City National Rochdale High Yield Alternative Strategies Fund TEI LLC, City National Rochdale Structured Claims Fixed Income Fund LLC, City National Rochdale International Trade Fixed Income Fund, City National Rochdale Select Strategies Fund and City National Rochdale Strategic Credit Fund.

(3)	Convergent Wealth Advisors, LLC, which is under common control with CNB, serves as investment adviser to Windermere Jupiter Fund, LLC, CMS/Ironwood Multi-Strategy Fund, LLC and CMS/Barlow Long-Short Equity Fund, LLC, each of which is a private investment fund.

(4)	Mr. Clare is an “interested person” of the Trust, as defined in the 1940 Act, by virtue of the provision of significant legal services by him and his law firm to CNB.

CITY NATIONAL ROCHDALE FUNDS | PAGE 157

trustees and officers (Unaudited) (Continued)
September 30, 2018

Name, Address, and Age	Position with the Trust	Term of Office(1) and Length of Time Served	Principal Occupation for the Past Five Years
OFFICERS
Garrett R. D’Alessandro City National Rochdale, LLC 400 N. Roxbury Drive Beverly Hills, California 90210 Age: 61	President and Chief Executive Officer	Since 2013	Chief Executive Officer, City National Rochdale (1986-present); Chief Investment Officer, City National Rochdale (April 2016-March 2018).
Eric Kleinschmidt SEI Investments One Freedom Valley Drive Oaks, Pennsylvania 19456 Age: 50	Treasurer	Since 2005	Director of Fund Accounting, SEI Investments Company (2004-present). Manager of Fund Accounting, SEI Investments (1999-2004).
Michael S. Lukaj City National Rochdale, LLC 400 N. Roxbury Drive Beverly Hills, California 90210 Age: 46	Vice President; Chief Compliance Officer (“CCO”); Anti-Money Laundering Officer & Identity Theft Program Officer	Since 2018

CCO, City National Rochdale (2018-present). CCO, Symphonic Financial Advisers LLC (2018 to Present). CCO, City National Rochdale Select Strategies Fund, City National Rochdale High Yield Alternative Strategies Master Fund LLC, City National Rochdale High Yield Alternative Strategies Fund LLC, City National Rochdale High Yield Alternative Strategies Fund TEI LLC, and City National Rochdale Structured Claims Fixed Income Fund LLC (2018-present). Director, Credit Suisse Asset Management (2015-2018). CCO, Columbus Circle Investors (2013-2015). Director and CCO, Guggenheim Partners (2007-2012).

Mitchell Cepler City National Rochdale, LLC 400 N. Roxbury Drive Beverly Hills, California 90210 Age: 36	Vice President and Assistant Treasurer	Since 2015	Group Finance Manager, City National Rochdale (2011-present). Manager, Financial Planning and Analysis, ESP Technologies Corporation (2008-2011).
Kurt Hawkesworth City National Rochdale, LLC 400 N. Roxbury Drive Beverly Hills, California 90210 Age: 47	Vice President and Secretary	Since 2013	Chief Operating Officer, City National Rochdale (2003-present).
Anthony Sozio City National Rochdale, LLC 400 N. Roxbury Drive Beverly Hills, California 90210 Age: 47	Vice President and Assistant Secretary	Since 2013	Assistant Vice President of Registered Fund Operations, City National Rochdale (1998-present).

(1)	Each officer serves until removed by the Board or the principal executive officer of the Trust, or until such officer resigns.

CITY NATIONAL ROCHDALE FUNDS | PAGE 158

notice to shareholders (Unaudited)
September 30, 2018

For shareholders that do not have a September 30, 2018, taxable year end, this notice is for informational purposes only. For shareholders with a September 30, 2018, taxable year end, please consult your tax advisor as to the pertinence of this notice.

For California income tax purposes, for the fiscal year ended September 30, 2018, each of the California Tax Exempt Bond Fund and Municipal High Income Fund is designating 97.40% and 8.19%, respectively, of its distributions paid from net investment income as exempt-interest dividends under Section 17145 of the California Revenue and Taxation Code.

For Federal income tax purposes, for the fiscal year ended September 30, 2018, each Fund is designating the following items with regard to distributions paid during the year:

	(A) Long Term Capital Gain Distributions	(B) Return of Capital	(C) Ordinary Income Distributions	(D) Tax Exempt Interest	(E) Total Distributions	(F) Dividends Qualifying for Corporate Dividends Rec. Deduction (1)	(G) Qualifying Dividend Income (2)	(H) U.S. Government Interest (3)	(I) Interest Related Dividends (4)	(J) Qualified Short-Term Capital Gain Dividends (5)
Government Money Market Fund	0.00%	0.00%	100.00%	0.00%	100.00%	0.00%	0.00%	78.15%	99.99%	100.00%
Government Bond Fund	5.63%	0.00%	94.37%	0.00%	100.00%	0.00%	0.00%	61.39%	99.08%	0.00%
Corporate Bond Fund	0.00%	0.00%	100.00%	0.00%	100.00%	0.00%	0.00%	0.00%	84.75%	0.00%
California Tax Exempt Bond Fund	0.00%	0.00%	6.06%	93.94%	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Municipal High Income Fund	0.00%	0.00%	1.59%	98.41%	100.00%	0.00%	0.00%	0.00%	0.00%	0.00%
High Yield Bond Fund	0.00%	0.00%	100.00%	0.00%	100.00%	0.00%	0.00%	0.00%	97.90%	0.00%
Intermediate Fixed Income Fund	0.00%	0.00%	100.00%	0.00%	100.00%	0.97%	1.66%	0.84%	83.18%	0.00%
Fixed Income Opportunities Fund	0.00%	0.00%	100.00%	0.00%	100.00%	2.56%	2.56%	0.00%	30.10%	0.00%
Dividend & Income Fund	51.35%	0.00%	48.65%	0.00%	100.00%	100.00%	100.00%	0.00%	0.00%	0.00%
U.S. Core Equity Fund	65.41%	0.00%	34.59%	0.00%	100.00%	100.00%	100.00%	0.00%	0.00%	0.00%

(1)	“Dividends Received Deduction” represent dividends which qualify for the corporate dividends received deduction.
(2)	“Qualifying Dividend Income” represent qualifying dividends as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund intends to designate the maximum amount permitted by law.
(3)

“U.S. Government Interest” represent the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of ordinary income. Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders who are residents of California, Connecticut or New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)	“Interest Related Dividends” represent qualifying interest that is exempt from U.S. withholding tax when paid to foreign investors as created by the American Jobs Creation Act of 2004.
(5)

“Short-Term Capital Gain Dividends” represent qualifying short-term capital gain that is exempt from U.S. withholding tax when paid to foreign investors as created by the American Jobs Creation Act of 2004.

Items (A), (B), (C), (D) and (E) are based on the percentage of each fund’s total distribution.

Items (F) and (G) are based on the percentage of “Ordinary Income Distributions.”

Item (H) is based on the percentage of gross income of each Fund.

Item (I) is based on the percentage of net investment income distributions.

Item (J) is based on the percentage of short-term capital gain distributions.

CITY NATIONAL ROCHDALE FUNDS | PAGE 159

disclosure of fund expenses (Unaudited)

All mutual funds have operating expenses. As a shareholder of a Fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, class-specific distribution fees, acquired fund fees and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a Fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the Fund’s average net assets; this percentage is known as the Fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (April 1, 2018 to September 30, 2018).

The table below illustrates your Fund’s costs in two ways:

Actual Fund Return. This section helps you to estimate the actual expenses that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in each Fund, and the “Ending Account Value” number is derived from deducting that expense cost from each Fund’s gross investment return.

You can use this information, together with the actual amount you invested in a Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that each Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other funds.

NOTE: Because the return is set at 5% for comparison purposes – NOT your Fund’s actual return – the account values shown do not apply to your specific investment.

CITY NATIONAL ROCHDALE FUNDS | PAGE 160

	Beginning Account Value 4/01/2018	Ending Account Value 9/30/2018	Annualized Expense Ratios	Expense Paid During Period*
City National Rochdale Government Money Market Fund
Actual Fund Return
Class N	$1,000.00	$1,005.60	0.75%	$3.77
Class S	1,000.00	1,004.90	0.90%	4.52
Servicing Class	1,000.00	1,007.10	0.45%	2.26

Hypothetical 5% Return
Class N	$1,000.00	$1,021.31	0.75%	$3.80
Class S	1,000.00	1,020.56	0.90%	4.56
Servicing Class	1,000.00	1,022.81	0.45%	2.28

City National Rochdale Government Bond Fund
Actual Fund Return
Institutional Class	$1,000.00	$1,001.60	0.53%	$2.66
Class N	1,000.00	998.40	1.03%	5.16
Servicing Class	1,000.00	1,000.70	0.78%	3.91

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,022.41	0.53%	$2.69
Class N	1,000.00	1,019.90	1.03%	5.22
Servicing Class	1,000.00	1,021.16	0.78%	3.95

City National Rochdale Corporate Bond Fund
Actual Fund Return
Class N	$1,000.00	$1,004.30	1.01%	$5.07
Servicing Class	1,000.00	1,006.50	0.76%	3.82

Hypothetical 5% Return
Class N	$1,000.00	$1,020.00	1.01%	$5.11
Servicing Class	1,000.00	1,021.26	0.76%	3.85

City National Rochdale California Tax Exempt Bond Fund
Actual Fund Return
Class N	$1,000.00	$1,003.50	0.88%	$4.42
Servicing Class	1,000.00	1,003.80	0.63%	3.16

Hypothetical 5% Return
Class N	$1,000.00	$1,020.66	0.88%	$4.46
Servicing Class	1,000.00	1,021.91	0.63%	3.19

City National Rochdale Municipal High Income Fund
Actual Fund Return
Class N	$1,000.00	$1,010.20	1.07%	$5.39
Servicing Class	1,000.00	1,011.40	0.82%	4.13

Hypothetical 5% Return
Class N	$1,000.00	$1,019.70	1.07%	$5.42
Servicing Class	1,000.00	1,020.96	0.82%	4.15

City National Rochdale High Yield Bond Fund
Actual Fund Return
Institutional Class	$1,000.00	$1,020.20	1.07%	$5.41
Class N	1,000.00	1,018.90	1.58%	8.02
Servicing Class	1,000.00	1,020.30	1.37%	6.93

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,019.71	1.07%	$5.41
Class N	1,000.00	1,017.13	1.58%	8.01
Servicing Class	1,000.00	1,018.21	1.37%	6.92

City National Rochdale Intermediate Fixed Income Fund
Actual Fund Return
Institutional Class	$1,000.00	$1,004.70	0.51%	$2.56
Class N	1,000.00	1,002.00	1.01%	5.07

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,022.51	0.51%	$2.59
Class N	1,000.00	1,020.00	1.01%	5.11

City National Rochdale Fixed Income Opportunities Fund
Actual Fund Return
Class N	$1,000.00	$992.60	1.08%	$5.41

Hypothetical 5% Return
Class N	$1,000.00	$1,019.64	1.08%	$5.49

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

CITY NATIONAL ROCHDALE FUNDS | PAGE 161

disclosure of fund expenses (Unaudited) (Continued)

	Beginning Account Value 4/01/2018	Ending Account Value 9/30/2018	Annualized Expense Ratios	Expense Paid During Period*
City National Rochdale Dividend & Income Fund
Actual Fund Return
Class N	$1,000.00	$1,056.70	1.14%	$5.88

Hypothetical 5% Return
Class N	$1,000.00	$1,019.35	1.14%	$5.78

City National Rochdale U.S. Core Equity Fund
Actual Fund Return
Institutional Class	$1,000.00	$1,090.40	0.53%	$2.77
Class N	1,000.00	1,087.40	1.03%	5.37
Servicing Class	1,000.00	1,088.60	0.78%	4.07

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,022.41	0.53%	$2.69
Class N	1,000.00	1,019.96	1.03%	5.22
Servicing Class	1,000.00	1,021.17	0.78%	3.95

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

CITY NATIONAL ROCHDALE FUNDS | PAGE 162

board approval of advisory and sub-advisory agreements (Unaudited)

The Board of Trustees of City National Rochdale Funds (the “Trust”) is comprised of six Trustees, five of whom are Independent Trustees (i.e., not “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended). During the six months ended September 30, 2018, the Board and the Independent Trustees approved renewal of the following advisory and sub-advisory agreements:

●

The advisory agreement between City National Rochdale, LLC (the “Adviser”) and the Trust, on behalf of the City National Rochdale Government Money Market Fund (the “Government Money Market Fund”), City National Rochdale Government Bond Fund (the “Government Bond Fund”), City National Rochdale Corporate Bond Fund (the “Corporate Bond Fund”), City National Rochdale California Tax Exempt Bond Fund (the “California Tax Exempt Bond Fund”), City National Rochdale Municipal High Income Fund (the “Municipal High Income Fund”), City National Rochdale High Yield Bond Fund (the “High Yield Bond Fund”), City National Rochdale Intermediate Fixed Income Fund (the “Intermediate Fixed Income Fund”), City National Rochdale Fixed Income Opportunities Fund (the “Fixed Income Opportunities Fund”), City National Rochdale Dividend & Income Fund (the “Dividend & Income Fund”), and City National Rochdale U.S. Core Equity Fund (the “U.S. Core Equity Fund”) (each a “Fund” and collectively, the “Funds”);

●	The sub-advisory agreement between the Adviser and Guggenheim Partners Investment Management, LLC (“Guggenheim”), with respect to the High Yield Bond Fund;

●	The sub-advisory agreement between the Adviser and Seix Investment Advisors LLC (“Seix”), with respect to the Fixed Income Opportunities Fund;

●	The sub-advisory agreement between the Adviser and Federated Investment Management Company (“Federated”), with respect to the Fixed Income Opportunities Fund;

●	The sub-advisory agreement between the Adviser and GML Capital LLP (“GML”), with respect to the Fixed Income Opportunities Fund;

●	The sub-advisory agreement between the Adviser and Alcentra Limited (“Alcentra”), with respect to the Fixed Income Opportunities Fund;

●	The sub-advisory agreement between the Adviser and Ashmore Investment Management Limited (“Ashmore”), with respect to the Fixed Income Opportunities Fund;

●	The sub-advisory agreement between the Adviser and AllFinancial Partners II, LLC (“AllFinancial”), with respect to the Fixed Income Opportunities Fund; and

●

The advisory agreement between the Adviser and City National Rochdale Fixed Income Opportunities (Ireland) Limited (the “Irish Subsidiary”), a wholly-owned subsidiary of the Fixed Income Opportunities Fund.

Upon the recommendation of the Adviser, the Board and the Independent Trustees also approved the termination of the sub-advisory agreement between the Adviser and Guggenheim with respect to the High Yield Bond Fund, and a new sub-advisory agreement between the Adviser and Federated with respect to the High Yield Bond Fund, in each case effective as of a date to be determined by the Adviser.

The advisory and sub-advisory agreements listed above are collectively referred to below as the “Agreements.” Guggenheim, Seix, Federated, GML, Alcentra, Ashmore, and AllFinancial are collectively referred to below as the “Sub-Advisers.”

General Information

The following information summarizes the Board’s considerations associated with its review of the Agreements. In connection with their deliberations, the Board considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The Agreements were considered separately for each Fund and the Irish Subsidiary, although the Board took into account the common interests of the Funds and the Irish Subsidiary in its review. As described below, the Board considered the nature, quality and extent of the various investment advisory and administrative services performed by the Adviser and each Sub-Adviser. In considering these matters, the Independent Trustees discussed the approval of the Agreements with management and in private sessions with their independent counsel at which no representatives of the Adviser or the Sub-Advisers were present.

The Board reviewed extensive materials regarding investment results of the Adviser and each Sub-Adviser with respect to the Funds (or portions of the Funds) and the Irish Subsidiary they manage, advisory fee and expense comparisons, financial information with respect to each firm, descriptions of various functions such as compliance monitoring and portfolio trading practices, and information about the personnel providing

CITY NATIONAL ROCHDALE FUNDS | PAGE 163

board approval of advisory and sub-advisory agreements (Unaudited) (Continued)

investment management and administrative services to the Funds and the Irish Subsidiary. The Board also took into account information they received at past meetings of the Board and its committees with respect to these matters.

In deciding to approve the Agreements, the Board and the Independent Trustees did not identify a single factor as controlling and this summary does not describe all of the matters considered. In addition, each Board member did not necessarily attribute the same weight to each matter. However, the Board and the Independent Trustees concluded that each of the various factors referred to below favored such approval.

Renewal of Current Agreements

CITY NATIONAL ROCHDALE, LLC

Nature, Extent and Quality of Services

In reviewing the services provided by the Adviser to the Funds and the Irish Subsidiary, the Board considered a variety of matters, including the overall quality and depth of the Adviser’s organization, its overall financial strength and stability, its commitment to compliance with applicable laws and regulations and the systems in place to ensure compliance with those requirements, its portfolio trading and soft dollar practices, and its disaster recovery and contingency planning practices. The Board also considered the experience, capability and integrity of the Adviser’s senior management, the background, education and experience of the Adviser’s personnel, and its efforts to retain, attract and motivate capable personnel to serve the Funds and the Irish Subsidiary. The Board found all of these matters to be satisfactory.

The Board assessed the performance of each Fund compared with the returns of its respective benchmark index or indexes and the averages of the funds included in its respective peer group universe selected by Lipper, Inc. (each, a “Lipper Universe”). They reviewed these matters for the one-, three-, five-, ten- and 15-year and since inception periods ended June 30, 2018, as applicable. In addition, the Board reviewed the performance of each Fund compared to the performance of certain peer group funds in the Fund’s Lipper Universe selected by the Funds’ administrator based on the funds’ total net assets, for the same periods. With respect to the performance results of the Funds, the Trustees noted that the meeting materials indicated as follows:

●

The Government Money Market Fund (Servicing Class) underperformed the average returns of the funds in the Lipper Institutional U.S. Government Money Market Objective Universe (by 0.18% or less) for the one-, three-, five-, ten- and 15-year and since inception periods. It was noted that, effective March 1, 2018, the Board approved eliminating the Adviser’s recapture of previously waived advisory fees, capping the advisory fee at 15 basis points (from 26 basis points) through January 31, 2019, and capping the 12b-1 fee on Class S shares at 45 basis points (from 50 basis points). The Trustees noted the Adviser’s explanation that such changes would help improve the Fund’s performance and give the Adviser more flexibility to change the waivers in the future in response to the interest rate environment and/or other factors.

●

The Government Bond Fund (Institutional Class) outperformed the Lipper Short/Intermediate U.S. Government Objective Universe but trailed the Bloomberg Barclays U.S. 1-5 Year Government Bond Index (by 0.24%) for the three-year period. The Fund underperformed the Lipper Universe average returns (by 0.35% or less) and the Bloomberg Barclays Index returns (by 0.46% or less) for the one-, five-, ten- and 15-year and since inception periods. The Trustees considered the Adviser’s explanation that the Fund’s underperformance compared to its Lipper Universe was primarily due to longer maturity profiles and greater allocations to mortgage-backed securities by the Fund’s peers, and that the underperformance compared to its benchmark can be largely attributed to the Fund having a shorter duration profile.

●

The Corporate Bond Fund (Servicing Class) outperformed the average return of the Lipper Short/Intermediate Investment-Grade Objective Universe but trailed the Bloomberg Barclays U.S. Corp 1-5 A3+, 2% Issuer Constrained Index return (by 0.41%) for the 15-year period. The Fund underperformed the Lipper Universe average returns by (by 0.48% or less) and the Bloomberg Barclays Index returns (by 0.55% or less) for the one-, three-, five-, and ten-year and since inception periods. The Board considered the Adviser’s explanation that the Fund’s near-term underperformance was primarily attributable to the Fund’s long and short maturity profile and poor relative performance of the Fund’s allocation to BBB-rated issuers. The Board also considered several structural differences between the Fund, the benchmark and Lipper Universe funds.

●

The California Tax Exempt Bond Fund (Servicing Class) outperformed the average returns of the funds in the Lipper CA Short/Intermediate Municipal Debt Objective Universe for the five-, ten-, and 15-year and since inception

CITY NATIONAL ROCHDALE FUNDS | PAGE 164

periods, but underperformed the Bloomberg Barclays CA Intermediate-Short Municipal Index returns (by 0.63% or less) for the one-, three-, five-, ten- and 15-year and since inception periods. For the three-year period, the Fund’s annualized total return was the same as the average return of the funds in the Lipper Universe, and for the one-year period, the Fund underperformed the average return of the funds in the Lipper Universe (by 0.42%). The Trustees considered the Adviser’s explanation that the Fund’s trailing one-year underperformance was a result of portfolio positioning and credit quality bias, and that the Fund’s longer term performance compared to its benchmark was hindered by the Fund’s expense ratio in a low interest rate environment.

●

The Municipal High Income Fund (Servicing Class) underperformed the average returns of the funds in the Lipper High Yield Municipal Classification Universe (by 0.71% or less), and the Bloomberg Barclays High Yield Municipal Index returns (by 3.15% or less) for the one- and three-year and since inception periods. The Trustees noted that the Fund outperformed its benchmark and Lipper Universe in the first half of the year ended June 30, 2018, as the Fund benefitted from having no Puerto Rico related holdings, and underperformed its benchmark and Lipper Universe in the second half of the year ended June 30, 2018, as Puerto Rico related bond prices increased substantially. The Trustees considered the Adviser’s observation that the Fund continues to have no Puerto Rico related holdings and the Adviser remains negative on Puerto Rico bonds, but that the Fund’s benchmark and some Lipper Universe members have significant exposure to Puerto Rico.

●

The High Yield Bond Fund (Institutional Class) outperformed the average returns of the funds in the Lipper High Yield Bond Funds Objective Universe for the three-, five-, ten- and 15-year and since inception periods, but underperformed the FTSE High Yield Market Capped Index returns (by 1.04% or less) for the one-, three-, five-, ten- and 15-year and since inception periods. For the one-year period, the Fund underperformed the average return of the Lipper Universe (by 0.19%). The Trustees considered the Adviser’s explanation that much of the Fund’s underperformance as compared to its benchmark was due to its bank loan exposure and the higher credit quality of the Fund’s portfolio securities. The Trustees also noted that the Fund has outperformed its Lipper Universe over the trailing three-, five-, ten- and 15-year and since inception periods. The Trustees also noted that the Adviser was recommending that Federated replace Guggenheim as the sub-adviser to the Fund.

●

The Intermediate Fixed Income Fund (Institutional Class) outperformed the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index for the three- and five-year periods, but underperformed the Lipper Core Bond Funds Classification Universe (by 0.60% or less) for the one-, three-, five-, ten- and 15-year and since inception periods. The Fund also underperformed the Bloomberg Barclays Index (by 0.26% or less) for the one-, ten- and 15-year and since inception periods.

●

The Fixed Income Opportunities Fund (Class N) outperformed the average returns of the funds in the Lipper High Yield Bond Funds Classification Universe, Bloomberg Barclays U.S. Aggregate Bond Index, and the Credit Suisse Leveraged Loan Index, but underperformed the Bloomberg Barclays U.S. Corporate High Yield Index (by 1.27% or less) for the three- and five-year periods. The Fund outperformed the Bloomberg Barclays U.S. Aggregate Bond Index, but underperformed the Lipper Universe average returns (by 1.93% or less), the Credit Suisse Index (by 3.17% or less), and the Bloomberg Barclays U.S. Corporate High Yield Index (by 3.17% or less) for the one-year and since inception periods. The Trustees considered the Adviser’s explanation that the Fund’s shorter-term underperformance is due largely to the Fund’s exposure to emerging market assets in both U.S. dollars and local currencies, and that these assets have suffered short-term losses relative to U.S. high yield and global leveraged loans.

●

The Dividend & Income Fund (Class N) underperformed the average returns of the funds in the Lipper Equity Income Funds Classification Universe (by 9.08% or less), the S&P 500 Index (by 14.69% or less), and the Blended Index (a customized index composed of 60% Dow Jones U.S. Select Dividend Index, 25% Bank of America ML Core Fixed Rate Preferred Securities Index and 15% MSCI U.S. REIT Index) (by 7.49% or less) for the one-, three-, five-, ten- and 15-year and since inception periods. The Trustees considered the Adviser’s explanation that most of the Fund’s underperformance was due to weak performance over the past year, especially in the first half of 2018 during which an outsized interest rate reaction negatively affected the Fund’s consumer staples and REIT holdings; and that the Fund has had several notable years of strong performance, including 2014 and 2016.

CITY NATIONAL ROCHDALE FUNDS | PAGE 165

board approval of advisory and sub-advisory agreements (Unaudited) (Continued)

●

The U.S. Core Equity Fund (Institutional Class) outperformed the average returns of the funds in the Lipper Large Cap Core Funds Classification Universe and the S&P 500 Index, but underperformed the Lipper Large Cap Growth Funds Classification Universe (by 6.04% or less) for the one- and five-year periods. The Fund outperformed the Lipper Large Cap Core Universe, but underperformed the Lipper Large Cap Growth Universe (by 2.51% or less) and the S&P 500 Index (by 1.18% or less) for the three-year and since inception periods. The Board considered that since inception, the Fund has generally stayed in line with its benchmark and Lipper Universe.

The Board concluded that the Adviser continues to provide high quality management and oversight services to the Funds and the Irish Subsidiary. The Board noted that the investment results of the Funds over the long term were generally competitive and in line with tolerances accepted by the Adviser over longer periods; that the Adviser had given reasonable explanations for the performance of those Funds that had underperformed relative to their benchmarks; that the results for the Government Money Market Fund compared to its peer group were acceptable given the special services and investment focuses of the Fund and the unusual market conditions applicable to the money market fund industry in recent years; and that consideration of returns of market indexes needed to take into account that indexes do not reflect the expenses of operating mutual funds.

Advisory Fees and Fund Expenses

The Board then reviewed information regarding the advisory fees (both before and after waivers) charged by the Adviser to each Fund, and the total expenses (net of fee waivers) for the last fiscal year of a share class of each Fund (as percentages of their respective average annual net assets), as applicable (“Total Expense Ratios”), compared to those of the funds included in its respective Lipper Universe and peer group identified by the Trust’s administrator (each, a “Peer Group”), as applicable.

The Board observed that the meeting materials indicated as follows with respect to the Funds’ investment advisory fees (net of fee waivers):

●	The net advisory fees paid by the Municipal High Income Fund, High Yield Bond Fund, and Intermediate Fixed Income Fund were above their Lipper Universe averages and Peer Group averages.

●

The net advisory fees paid by the Government Money Market Fund, Government Bond Fund, Corporate Bond Fund, California Tax Exempt Bond Fund, Fixed Income Opportunities Fund, Dividend & Income Fund, and U.S. Core Equity Fund were below their Peer Group and Lipper Universe averages.

The Board noted that the Adviser does not manage investment portfolios for other registered investment companies, pension funds, or institutional accounts that have similar investment objectives and policies as the Funds, so it did not have a basis to compare the Funds’ advisory fees with advisory fees charged by the Adviser to other comparable client accounts. The Trustees considered that except with respect to the Municipal High Income Fund, any net advisory fee retained by the Adviser with respect to the Funds, after the payment of any sub-advisory fees, is rebated to shareholders investing in the Funds through separate accounts managed by the Adviser, and that with respect to the Municipal High Income Fund, the Adviser rebates half of the Adviser’s net advisory fee to shareholders investing in the Fund through separate accounts managed by the Adviser.

The Board observed that the meeting materials indicated as follows with respect to the Total Expense Ratios of each Fund (net of fee waivers):

●

The Total Expense Ratios of the Institutional Class of the Government Bond Fund and U.S. Core Equity Fund; Servicing Class of the U.S. Core Equity Fund; and Class N of the U.S. Core Equity Fund were below both their respective Peer Group and Lipper Universe averages.

●

The Total Expense Ratios of the Servicing Class of the Government Money Market Fund, Government Bond Fund, California Tax Exempt Bond Fund, and Municipal High Income Fund; and Institutional Class of the High Yield Bond Fund and Intermediate Fixed Income Fund were below their respective Lipper Universe averages but above their respective Peer Group averages.

●	The Total Expense Ratio of Class N of the Government Bond Fund and Dividend & Income Fund were below their respective Peer Group averages but above their respective Lipper Universe averages.

●

The Total Expense Ratios of Class N of the Government Money Market Fund, Corporate Bond Fund, California Tax Exempt Bond Fund, Municipal High Income Fund, High Yield Bond Fund, Intermediate Fixed Income Fund, and Fixed Income Opportunities Fund; and Servicing Class of the Corporate Bond Fund and High Yield Bond Fund were above their respective Peer Group and Lipper Universe averages. However, the total expense ratios for the Government Money Market Fund (Servicing Class),

CITY NATIONAL ROCHDALE FUNDS | PAGE 166

Government Bond Fund (Institutional Class), Corporate Bond Fund (Servicing Class), California Tax Exempt Bond Fund (Servicing Class), Municipal High Income Fund (Servicing Class), High Yield Bond Fund (Institutional Class), Intermediate Fixed Income Fund (Institutional Class), Fixed Income Opportunities Fund (Class N), and Dividend & Income Fund (Class N) were in the middle 60% of funds in their respective Lipper Universes, and the total expense ratio for the U.S. Core Equity Fund (Institutional Class) was in the lowest 20% of funds in its Lipper Universe.

The Board concluded that the advisory fees charged by the Adviser were fair and reasonable in relation to the value of services provided, and the total expenses of each Fund continued to be reasonable in light of the services provided, noting the different expense structure and arrangements for shareholder services and distribution of the various classes of the Funds. The Board noted that the Government Money Market Fund offered unique features which created substantial demands on the Adviser’s portfolio management staff.

Profitability, Benefits to the Adviser and Economies of Scale

The Board next considered information prepared by the Adviser with respect to the Funds relating to its costs and profits, as well as the benefits received by the Adviser and its affiliates as a result of its relationship with the Funds (other than the investment advisory fees paid to the Adviser), including fees paid to the Adviser, City National Bank (“CNB”), City National Securities, Inc., and RIM Securities, LLC for providing certain shareholder servicing and/or sub-distribution services to the Funds and/or their shareholders, benefits to CNB’s brokerage and wealth management business as a result of the availability of the Funds to its customers, and any research received from broker-dealers that execute transactions on behalf of the Funds. The Trustees reviewed information prepared by the Adviser relating to the Trust’s assets under management, as well as the assets of each Fund. The Trustees considered the Adviser’s explanation that because the growth experienced by the Funds was, in large part, attributable to a small number of Funds, some of which employ a number of sub-advisers that manage different investment strategies, there have been no significant efficiencies realized over the Funds’ past fiscal year to warrant fee breakpoints. The Board also noted the Adviser’s explanation that it shares any economies of scale with Fund shareholders through means other than breakpoints, such as expense caps and fee waivers. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining management stability and accountability. Recognizing the difficulty in evaluating an investment adviser’s profitability with respect to the funds it manages in the context of an adviser with multiple lines of business, and noting that other profitability methodologies might also be reasonable, the Trustees concluded that the profit of the Adviser from its relationship with the Funds was reasonable. The Board also concluded that although there were no advisory fee breakpoints, the existing fee structure of each Fund reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that it will have the opportunity to periodically reexamine the appropriateness of the advisory fees payable to the Adviser in light of any economies of scale experienced in the future.

Conclusion

The Board and the Independent Trustees concluded that, based on the various factors they had reviewed, the compensation payable to the Adviser under the advisory agreements was fair and reasonable in light of the nature and quality of the services it provides to the Funds and the Irish Subsidiary, and that renewal of the advisory agreements would be in the best interests of each Fund, the Irish Subsidiary and their respective shareholders.

SUB-ADVISERS

Nature, Extent and Quality of Services

In reviewing the services provided by each Sub-Adviser, the Board considered a variety of matters, including the overall quality and depth of each Sub-Adviser’s organization and each Sub-Adviser’s overall financial strength and stability. The Board also considered, among other things, the investment operations and staff of each Sub-Adviser, its commitment to compliance with applicable laws and regulations and the Trust’s compliance policies and procedures, its portfolio trading and soft dollar practices and its disaster recovery and contingency planning practices. In addition, the Board considered the background, education and experience of each Sub-Adviser’s key portfolio management and operational personnel, and each Sub-Adviser’s efforts to retain, attract and motivate capable personnel to serve the relevant Fund. The Board found all of these matters to be satisfactory.

Investment Performance

The Board reviewed information provided in the meeting materials setting forth the performance of each portion of the Fixed Income Opportunities Fund managed by the applicable Sub-Adviser compared with applicable benchmarks for various periods ended June 30, 2018. The Board noted that since Guggenheim sub-advises the entire High Yield Bond Fund,

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board approval of advisory and sub-advisory agreements (Unaudited) (Continued)

the performance of Guggenheim had already been reviewed and discussed as a part of the review of the performance of the High Yield Bond Fund generally. The Board made the following additional observations in reviewing the performance of the following Sub-Advisers of the Fixed Income Opportunities Fund:

●

The annualized returns for the portion of the Fund managed by Federated were above the returns of the Bloomberg Barclays U.S. Corporate High Yield Index for the three- and five-year periods, but below the return of the Barclays Index (by 0.51%) for the one-year period.

●

The annualized returns for the portion of the Fund managed by Seix were below the returns of the Credit Suisse Institutional Leveraged Loan Index (by 0.31% or less) for the one-, three-, and five-year periods.

●

The annualized returns for the portion of the Fund managed by Alcentra were below the returns of the Credit Suisse Institutional Western Europe Leveraged Loan Index (by 0.70% or less) for the one- and three-year periods.

●	The annualized returns for the portion of the Fund managed by GML were above the returns of the JP Morgan CEMBI Diversified High Yield Index for the one-, three-, and five-year periods.

●	The annualized returns for the portion of the Fund managed by Ashmore were above the returns of the JP Morgan CEMBI Diversified High Yield Index for the one- and three-year periods.

The Board also considered and reviewed information related to the services AllFinancial provides in respect of life settlement policies held by the Fixed Income Opportunities Fund.

The Board noted that, while not all of the Sub-Advisers outperformed their respective benchmarks for the periods under evaluation, each Sub-Adviser’s performance was in line with the Adviser’s expectations. The Board considered the investment results of the Funds to be generally competitive, and determined that each of Guggenheim, Seix, Federated, GML, Alcentra, Ashmore and AllFinancial continued to provide high quality sub-advisory services to the applicable Funds.

Sub-Advisory Fees and Fund Expenses

The Board reviewed information included in the meeting materials regarding the sub-advisory fees charged by each Sub-Adviser, and observed that the fees charged by each Sub-Adviser were generally equal to or lower than the fees it charged to its other advisory or sub-advisory clients, as applicable, to manage comparable mutual funds, private funds, and separate accounts. The Trustees noted that the Adviser pays all sub-advisory fees out of its advisory fees. The Board also noted that the Adviser had recently negotiated and reduced sub-advisory fees to lower levels following discussions with certain of the Sub-Advisers.

Benefits to Sub-Advisers and Economies of Scale

The Board also considered the benefits received by each Sub-Adviser and its affiliates as a result of its relationship with the Funds (other than the sub-advisory fee paid to the Sub-Adviser) including any research services made available to the Sub-Adviser by broker-dealers providing execution services to the relevant Fund, the intangible benefits of the Sub-Adviser’s association with the Funds generally and any favorable publicity arising in connection with the Funds’ performance. The Board also considered that the asset levels of most of the Funds were relatively small and were currently not likely to lead to significant economies of scale.

Conclusion

Based on their review, including their consideration of each of the factors referred to above, the Board and the Independent Trustees concluded that the compensation payable to each Sub-Adviser pursuant to its respective sub-advisory agreement was fair and reasonable in light of the nature and quality of the services being provided by each Sub-Adviser to the respective Fund and its shareholders, and it would be in the best interests of each of the Funds and their respective shareholders to renew the sub-advisory agreements with each of Guggenheim, Seix, Federated, GML, Alcentra, Ashmore and AllFinancial. The Board and Independent Trustees noted, however, that the Adviser had recommended that Federated replace Guggenheim as the sub-adviser to the High Yield Bond Fund as of a date to be determined by the Adviser.

Approval of New Sub-Advisory Agreement for High Yield Bond Fund

FEDERATED INVESTMENT MANAGEMENT COMPANY

Nature, Extent and Quality of Services

In reviewing the services proposed to be provided by Federated to the High Yield Bond Fund, the Board considered a variety of matters, including the background, education and experience of Federated’s key portfolio management and operational personnel; its overall financial strength and stability; its resources and related efforts to retain, attract and motivate capable personnel to serve the High Yield Bond Fund; and the overall general quality and depth of its organization. The Board also reviewed Federated’s

CITY NATIONAL ROCHDALE FUNDS | PAGE 168

investment philosophy and processes as well as its brokerage and trading practices, its disaster recovery and contingency planning, and its commitment and systems in place with regard to compliance with applicable laws and regulations. The Trustees also considered their familiarity with Federated as sub-adviser to a portion of the Fixed Income Opportunities Fund, as well as the information that Federated had provided to the Board in connection with the Board’s consideration of the renewal of Federated’s sub-advisory agreement with respect to the Fixed Income Opportunities Fund.

The Board reviewed the performance of Federated’s high yield strategy. The Board observed that the meeting materials indicated that a composite of accounts managed by Federated using its high yield strategy, gross of fees, had outperformed the Bloomberg Barclays High Yield 2% Issuer Capped Index over the three-, five-, seven- and ten-year periods ended June 30, 2018; but that for the one-year period the performance of the composite was lower than that of the Index due to the composite’s underweight to the highest yielding and riskiest securities included in the Index.

Sub-Advisory Fee and Benefits to Sub-Adviser

The Board reviewed information included in the meeting materials regarding the proposed sub-advisory fee charged by Federated with respect to the High Yield Bond Fund. The Board observed that the sub-advisory fee proposed to be paid to Federated with respect to the High Yield Bond Fund was lower than the sub-advisory fee received by Guggenheim as the then-current sub-adviser of the High Yield Bond Fund; was the same as the sub-advisory fee Federated receives as sub-adviser to a portion of the Fixed Income Opportunities Fund; was lower than the fee Federated charges to serve as adviser to a registered fund it manages using the same strategies as the Fund; was within the range of fees Federated receives with respect to other registered and private funds for which it serves as adviser or sub-adviser; and was in certain cases higher than the fees it receives to manage separate accounts using the same strategies as the Fund. The Trustees observed, however, that management of mutual fund assets requires compliance with requirements under the 1940 Act that do not apply to separate account clients. The Trustees considered that the additional net advisory fee retained by the Adviser in connection with the decreased sub-advisory fee with respect to the High Yield Bond Fund would be rebated to those Fund shareholders investing in the Fund through separate accounts managed by the Adviser.

The Board also considered the potential benefits to be received by Federated as a result of its relationship with the High Yield Bond Fund, other than the receipt of its sub-advisory fee, including any research provided to it by broker-dealers providing execution services to the Fund, and the intangible benefits of its association with the Fund generally and any favorable publicity arising in connection with the Fund’s performance.

Conclusion

Based on their review, including their consideration of each of the factors referred to above, the Board and the Independent Trustees concluded that the terms of the new sub-advisory agreement, including the fee to be received by Federated, were fair and reasonable in light of the nature and quality of the services proposed to be provided by Federated to the High Yield Bond Fund and its shareholders, and approved the new sub-advisory agreement.

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THANK YOU

for your investment with City National Rochdale Funds. We value the trust you have placed in us to help you achieve your financial goals.

For more information on City National Rochdale Funds, including charges and expenses, please call 1-888-889-0799 or go to citynationalrochdalefunds.com for a free prospectus. Read it carefully before you invest or send money.

City National Rochdale®

AN RBC/CITY NATIONAL COMPANY

CNR-AR001-1700

Item 2.	Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer and principal accounting officer.

Item 3.	Audit Committee Financial Expert.

(a)(1) The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial expert is James R. Wolford. Mr. Wolford is independent as defined in Form N-CSR Item 3(a)(2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by BBD LLP Related to the Trust

BBD LLP billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years as follows:

		2018			2017
		All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval	All fees and services to the Trust that were pre-approved	All fees and services to service affiliates that were pre-approved	All other fees and services to service affiliates that did not require pre-approval
(a)	Audit Fees(1)	$208,500	N/A	N/A	$224,000	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	N/A	N/A	N/A	N/A	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Notes:

(1)	Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)	(1)	Not Applicable

(e)	(2)	Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	2018	2017
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A

(f)	Not Applicable

(g)	The aggregate non-audit fees and services billed by BBD LLP for the last two fiscal years were $0 and $0 for 2018 and 2017, respectively.

(h)	Not Applicable

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Schedule of Investments

Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant’s disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Items 12.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

SIGNATURES

Pursuant to the requirements of the securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	City National Rochdale Funds

By (Signature and Title)	/s/ Garrett R. D’Alessandro
Garrett R. D’Alessandro,
President & Chief Executive Officer

Date: December 7, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Garrett R. D’Alessandro
Garrett R. D’Alessandro,
President & Chief Executive Officer

Date: December 7, 2018

By (Signature and Title)	/s/ Eric Kleinschmidt
Eric Kleinschmidt,
Treasurer

Date: December 7, 2018